UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-1027

Name of Registrant: Vanguard World Funds

Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:	Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: August 31

Date of reporting period: September 1, 2006–August 31, 2007

Item 1: Reports to Shareholders

>	Vanguard U.S. Growth Fund returned 14.5% for Investor Shares and 14.8% for Admiral Shares for the fiscal year ended August 31, 2007.

>	The fund’s gain, though significant, fell short of returns for its comparative standards.

>	Every sector represented in the fund contributed to its return, with the most substantial boost coming from information technology holdings.

Contents

Your Fund’s Total Returns	1
Chairman’s Letter	2
Advisors’ Report	6
Fund Profile	10
Performance Summary	11
Financial Statements	13
Your Fund’s After-Tax Returns	25
About Your Fund’s Expenses	26
Glossary	28

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the cover of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Total Returns

Fiscal Year Ended August 31, 2007
	Ticker	Total
	Symbol	Returns
Vanguard U.S. Growth Fund
Investor Shares	VWUSX	14.5%
Admiral™ Shares[1]	VWUAX	14.8
Russell 1000 Growth Index		17.7
Average Large-Cap Growth Fund[2]		17.0
Dow Jones Wilshire 5000 Index		15.6

Your Fund’s Performance at a Glance
August 31, 2006–August 31, 2007
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard U.S. Growth Fund
Investor Shares	$17.06	$19.44	$0.087	$0.000
Admiral Shares	44.24	50.42	0.343	0.000

1  A lower-cost class of shares available to many longtime shareholders and to those with significant investments in the fund.

2  Derived from data provided by Lipper Inc.

1

Chairman’s Letter

Dear Shareholder,

Vanguard U.S. Growth Fund posted a fiscal-year return that was excellent on an absolute basis but fell a bit short of its comparative benchmarks. For the 12 months ended August 31, 2007, the fund returned 14.5% for Investor Shares and 14.8% for Admiral Shares, compared with 1.9% and 2.2%, respectively, in the prior fiscal year.

Every sector in which the fund invested contributed to the upswing, with information technology stocks playing a particularly prominent role. Although the fund’s return was certainly strong, it did lag the returns of growth stocks in general.

For the U.S. stock market, a nervous finish to the year

U.S. stocks produced a solid return for the fiscal year, despite a midsummer pullback. The market retreated as problems with low-quality mortgage loans rippled through investment portfolios. Financial stocks, which account for a big share of the U.S. market’s value, were the hardest hit as investment banking and consumer lending businesses throttled back.

The broad U.S. stock market returned 15.6% for the year, after hitting a high-water mark in July. Large-capitalization stocks bested small-caps, and growth-oriented stocks outperformed their value-oriented counterparts during the fiscal period, which ended amid a growing aversion to risk. Though not immune from the turmoil in U.S. credit markets, international stocks handily outperformed U.S. stocks for the full 12 months.

Bond market rebounded as investors sought safety

As investors sought refuge from the rough and tumble of stock and corporate bond markets, U.S. Treasury bond prices rose, and yields fell. The declines in yield were most pronounced among Treasury securities with the shortest maturities.

Falling short-term yields helped restore the yield curve—which illustrates the relationship between short- and long-term bond yields—to its typical, upward-sloping pattern. At the start of the period, the curve had been mildly inverted. The broad taxable bond market returned 5.3% for the year. Lacking the boost from the late-summer rally in Treasuries, tax-exempt municipal securities returned less.

Turnaround in tech stocks helped boost the fund’s return

Underpinning the fund’s return during the fiscal year was a strong stock market, despite the subprime mortgages stress toward the end of the period. Within this generally favorable environment, market trends favored large-cap growth stocks, and every sector of the fund’s holdings contributed to its gain.

As has been true for some time, information technology stocks represented the fund’s largest industry weighting during the period, and they contributed significantly to U.S. Growth’s return.

2

Market Barometer
	Average Annual Total Returns
	Periods Ended August 31, 2007
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	15.3%	12.8%	12.5%
Russell 2000 Index (Small-caps)	11.4	14.5	16.6
Dow Jones Wilshire 5000 Index (Entire market)	15.6	13.4	13.3
MSCI All Country World Index ex USA (International)	23.0	25.2	22.0

Bonds
Lehman U.S. Aggregate Bond Index (Broad taxable market)	5.3%	3.7%	4.3%
Lehman Municipal Bond Index	2.3	3.5	4.2
Citigroup 3-Month Treasury Bill Index	5.1	3.9	2.8

CPI
Consumer Price Index	2.0%	3.1%	2.8%

Standouts included Apple (with a 104% return), Google, Cisco Systems, and NVIDIA. The performance of these holdings offset the disappointing returns for some other tech stocks, such as Yahoo, Advanced Micro Devices, and Network Appliances. The overall results from this sector represent a turnaround over the last two years.

Industrial and energy stocks were also significant sources of return for the fund. Its relatively modest holdings in industrials returned more than 20%, while its even smaller position in the surging energy sector returned almost 50%.

In this generally robust environment for growth stocks, the fund’s holdings in the financials sector qualified as a disappointment. Its significantly above-benchmark weighting in investment banks, brokerages, and other financial-services companies helped keep the fund a few steps behind its comparative standards during the past 12 months.

Total Returns
Ten Years Ended August 31, 2007
Average
Annual Return
U.S. Growth Fund Investor Shares	0.5%
Russell 1000 Growth Index	4.1
Average Large-Cap Growth Fund[1]	4.5
Dow Jones Wilshire 5000 Index	7.1

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor's shares, when sold, could be worth more or less than their original cost.

1  Derived from data provided by Lipper Inc.

3

A long-term outlook continues to be key

The U.S. Growth Fund invests in quality growth-oriented companies, and the market has certainly rewarded the strategy this past year. The longer-term result shown in the table on page 4 is, obviously, not as appealing. This figure continues to reflect the hangover from the severe bear market of 2000–2002. By contrast, during the past five years, the fund has earned an average of 8.9% despite substantial ups and downs in annual returns.

But I don’t want to dwell on the short term, something we typically urge investors to avoid doing. Good investing is a long-term business that requires us to deliberately ignore short-term results—because the markets can change overnight—and the chatter of “experts” expounding on the latest market trends, over which they have no control and no certain future knowledge.

Long-term investing also means developing a portfolio that’s balanced among asset classes, diversified among investment styles and capitalizations within asset classes, and based on low-cost investment choices. Vanguard U.S. Growth Fund can deliver concentrated exposure to large-cap growth stocks as part of a well-diversified portfolio.

Thank you for entrusting your assets

to Vanguard.

Sincerely,

John J. Brennan

Chairman and Chief Executive Officer

September 14, 2007

Expense Ratios[1]
Your fund compared with its peer group
			Average
	Investor	Admiral	Large-Cap
	Shares	Shares	Growth Fund
U.S. Growth Fund	0.50%	0.27%	1.43%

1  Fund expense ratios reflect the 12 months ended August 31, 2007. Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2006.

4

Advisors’ Report

During the fiscal year ended

August 31, 2007, the Investor Shares of Vanguard U.S. Growth Fund returned 14.5%, and the lower-cost Admiral Shares returned 14.8%. This performance reflects the combined efforts of your fund’s two independent advisors. The use of multiple advisors provides exposure to distinct, yet complementary, investment approaches, enhancing the fund’s diversification.

The advisors, the amount and percentage of fund assets each manages, and a brief description of their investment strategies are presented in the table below. Each advisor has also prepared a discussion of the investment environment that existed during the fiscal year and of how the portfolio’s positioning reflects this assessment.

AllianceBernstein L.P.

Portfolio Manager:

Alan Levi, Senior Vice President

In the 12 months ended August 31, 2007, the investment performance of the AllianceBernstein-managed portion of Vanguard U.S. Growth Fund, while respectable in absolute terms, lagged that of the growth benchmark. This primarily reflected the underperformance of the fund’s holdings in financials and, to a lesser extent, health care over the period.

As anticipated, the domestic economy was characterized by moderate, albeit slower, growth. This largely reflected decelerating consumption, particularly within the residential and auto sectors. In contrast,

Vanguard U.S. Growth Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
AllianceBernstein L.P.	68	3,830	Uses a fundamentally based, research-driven
			approach to large-cap growth investing. The
			advisor seeks to build a diversified portfolio
			of successful, well- managed companies with
			sustainable competitive advantages and
			superior prospects for growth not fully
			reflected in relative valuation.

William Blair & Company, L.L.C.	29	1,637	Uses a fundamental investment approach
			in pursuit of superior long-term investment
			results from growth-oriented companies with
			leadership positions and strong market presence.
Cash Investments[1]	3	166	—

1  These short-term reserves are invested by Vanguard in equity index products to simulate investment in stocks. Each advisor may also maintain a modest cash position.

5

a number of important international economies exhibited surprisingly robust rates of expansion. The combination of slowing domestic consumption, stronger overseas growth, and a weaker U.S. dollar led to accelerating exports and an improving trade balance.

Corporate profits have also decelerated, with year-to-year growth dropping below 10% for the past two quarters—the slowest growth over the past five years. However, within these results there has been an increasingly striking divergence: A number of leading multinational companies exhibited accelerating overseas revenues, margins, and profits, which in some cases produced better-than-anticipated earnings growth overall.

This trend is significant because of the growing international exposure of many U.S. multinationals over the past five years, occurring in tandem with the most striking differential between overseas and domestic economic growth seen in many years. This environment has benefited a number of our holdings, many of which are preeminent global competitors that derive significant and increasing proportions of their revenues from international markets.

While disappointed with our portfolio’s relative performance for the period, we continue to be encouraged by the fundamental strength and earnings growth of the vast majority of our holdings. Accordingly, we have not repositioned the portfolio to any great degree, aside from reducing our exposure to the financial services sector earlier in the year and increasing our exposure to industrials and capital goods.

Of our ten largest sales during the 12 months, only three were undertaken to eliminate positions, and of those, only one reflected fundamental concerns. Five of the ten moves reflected profit-taking to manage the size of our positions in strongly performing stocks that still remain among our ten largest holdings.

The portfolio has continued to exhibit strong and encouraging fundamental success, consistent with the pattern of the past several years. With second-quarter results behind us, the portfolio has continued to achieve strong absolute and relative earnings growth, with generally rising consensus earnings forecasts.

The protracted and largely indiscriminate underperformance of growth stocks over the past seven years has produced an extraordinary compression in valuations. Given the developing cyclical deceleration of overall corporate profits, we have anticipated that relative earnings growth—and its perceived sustainability—would increasingly be prized by investors. Moreover, in an environment of heightened uncertainty, it seems reasonable to expect that an increased valuation premium will be accorded to companies with leading global positions and superior competitive attributes.

In this environment, factors such as earnings growth, rising consensus estimates, and demonstrated capital strength have become a more pronounced determinant of relative investment performance than has been the case over recent years. Accordingly, our focus continues to be on individual company fundamentals, as we seek to own a portfolio of companies with strong business franchises, sustainable competitive advantages, and, we believe, discernibly superior growth prospects.

William Blair & Company, L.L.C.

Portfolio Manager:

John F. Jostrand, CFA, Principal

A dramatic change occurred during the fiscal year not only in sector leadership but also in capitalization and style. For the first time in several years, growth stocks dominated value stocks, and large-caps outperformed smaller-caps.

6

The global economy continued to show moderating growth, and global inflation remained low. Investors reacted by favoring companies that can consistently increase earnings in a slower economic environment.

Although energy prices remained very volatile during the past year, the energy sector was one of the stronger performers. Our holdings of Schlumberger, an oil services company, were one of the major contributors to performance. Schlumberger has been able to capitalize on the increasing demands of oil producers for servicing and equipment maintenance.

In the first part of the fiscal year, consumer spending was supported by appreciating real estate prices, low gasoline prices, and easy credit; in the latter part of the year, consumers were faced with declining real estate prices, higher gasoline prices, and tighter credit—but this did little to dampen their spending. Consumer stocks, particularly apparel and textile holdings such as Nike, were some of the strongest performers during the year.

The best-performing sector, information technology, had been lagging for some time. Technology came back strongly during the year because of a confluence of factors, including increasing demand for new technology to accommodate Internet demands; strong and unleveraged balance sheets, revealing a discipline that was lacking in the early 2000s; and strong cash flow. Our holdings in EMC, which makes storage devices, and Cisco Systems, a manufacturer of networking devices, were the two largest contributors to performance for the year.

The portfolio continues to be positioned to take advantage of valuation compressions between companies that are likely to increase earnings over the short term and those with truly sustainable long-term earnings growth rates. Although the immediate economic environment is changing because of tightening credit, declines in housing prices, and a slowing in corporate buyout activity, we believe that investors will begin to reward quality companies that can consistently increase earnings in various economic environments. We feel that our continued overweighting in high-quality stocks in information technology and energy will be rewarded as other investors seek out the strong earnings growth opportunities presented by these industries.

7

Fund Profile

As of August 31, 2007

Portfolio Characteristics
		Comparative	Broad
	Fund	Index[1]	Index[2]
Number of Stocks	70	701	4,898
Median Market Cap	$41.2B	$35.7B	$33.3B
Price/Earnings Ratio	22.7x	20.8x	17.5x
Price/Book Ratio	3.9x	4.3x	2.8x
Yield		1.1%	1.7%
Investor Shares	0.5%
Admiral Shares	0.7%
Return on Equity	20.0%	21.2%	18.7%
Earnings Growth Rate	27.5%	22.8%	21.5%
Foreign Holdings	8.3%	0.0%	0.0%
Turnover Rate	51%	—	—
Expense Ratio		—	—
Investor Shares	0.50%
Admiral Shares	0.27%
Short-Term Reserves	1%	—	—

Sector Diversification (% of portfolio)
		Comparative	Broad
	Fund	Index[1]	Index[2]
Consumer Discretionary	8%	13%	11%
Consumer Staples	5	10	8
Energy	6	8	11
Financials	17	7	20
Health Care	20	16	11
Industrials	12	13	12
Information Technology	29	28	16
Materials	2	3	4
Telecommunication Services	0	1	3
Utilities	0	1	4
Short-Term Reserves	1%	—	—

Volatility Measures[3]
	Fund Versus	Fund Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.86	0.79
Beta	1.08	1.06

8

Ten Largest Holdings[4] (% of total net assets)

Schlumberger Ltd.	oil and gas equipment
	and services	4.5%
Cisco Systems, Inc.	communications
	equipment	4.1
Danaher Corp.	industrial machinery	4.0
Genentech, Inc.	biotechnology	3.3
Google Inc.	internet software
	and services	3.3
Apple Inc.	computer hardware	3.3
Teva Pharmaceutical
Industries Ltd.	pharmaceuticals	2.6
Comcast Corp.	broadcasting and
	cable television	2.6
The Boeing Co.	aerospace and
	defense	2.5
American International
Group, Inc.	multi-line insurance	2.5
Top Ten		32.7%

Investment Focus

1  Russell 1000 Growth Index.

2  Dow Jones Wilshire 5000 Index.

3  For an explanation of R-squared, beta, and other terms used here, see the Glossary on page 28.

4  “Ten Largest Holdings” excludes any temporary cash investments and equity index products.

9

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: August 31, 1997–August 31, 2007

Initial Investment of $10,000

	Average Annual Total Returns			Final Value
	Periods Ended August 31, 2007			of a $10,000
	One Year	Five Years	Ten Years	Investment
U.S. Growth Fund Investor Shares[1]	14.50%	8.86%	0.53%	$10,541
Dow Jones Wilshire 5000 Index	15.59	13.28	7.09	19,829
Russell 1000 Growth Index	17.70	10.46	4.14	14,999
Average Large-Cap Growth Fund[2]	16.96	9.41	4.51	15,542

				Final Value
			Since	of a $100,000
	One Year	Five Years	Inception[3]	Investment
U.S. Growth Fund Admiral Shares	14.80%	9.11%	0.61%	$103,751
Dow Jones Wilshire 5000 Index	15.59	13.28	6.78	148,678
Russell 1000 Growth Index	17.70	10.46	3.07	120,081

1  Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

2  Derived from data provided by Lipper Inc.

3  Performance for the fund and its comparative standards is calculated since the inception date for Admiral Shares: August 13, 2001.

10

Fiscal-Year Total Returns (%): August 31, 1997–August 31, 2007

Average Annual Total Returns: Periods Ended June 30, 2007

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

	Inception Date	One Year	Five Years	Ten Years
Investor Shares[1]	1/6/1959	15.50%	7.40%	0.45%
Admiral Shares	8/13/2001	15.78	7.64	0.57[2]

1  Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

2  Since inception.

Note: See Financial Highlights tables on pages 18 and 19 for dividend and capital gains information.

11

Financial Statements

Statement of Net Assets

As of August 31, 2007

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (96.7%)[1]
Consumer Discretionary (8.1%)
*	Comcast Corp. Class A	5,647,250	147,337
	Johnson Controls, Inc.	922,685	104,355
*	Kohl’s Corp.	1,639,403	97,217
*	Coach, Inc.	1,079,850	48,086
	Staples, Inc.	1,843,150	43,775
	Omnicom Group Inc.	298,834	15,220
			455,990
Consumer Staples (4.9%)
	The Procter & Gamble Co.	2,064,020	134,801
	PepsiCo, Inc.	883,986	60,138
	Walgreen Co.	1,264,893	57,009
	Wal-Mart de Mexico SA
	de Cv	656,200	23,311
			275,259
Energy (5.9%)
	Schlumberger Ltd.	2,623,880	253,203
	Apache Corp.	535,170	41,411
	Suncor Energy, Inc.	449,835	40,211
			334,825
Financials (16.0%)
	American International
	Group, Inc.	2,106,650	139,039
	Legg Mason Inc.	1,218,920	105,827
	CME Group, Inc.	170,865	94,796
	JPMorgan Chase & Co.	1,950,510	86,837
	Franklin Resources Corp.	658,760	86,805
	Charles Schwab Corp.	4,188,025	82,923
	Merrill Lynch & Co., Inc.	1,105,968	81,510
*	CB Richard Ellis Group, Inc.	2,571,815	75,920
	The Goldman Sachs
	Group, Inc.	401,515	70,671
	Lehman Brothers
	Holdings, Inc.	536,690	29,427
*	IntercontinentalExchange Inc.	170,730	24,904
	Morgan Stanley	386,680	24,117

12

			902,776
Health Care (19.9%)
*	Genentech, Inc.	2,515,380	188,176
	Teva Pharmaceutical
	Industries Ltd.
	Sponsored ADR	3,454,760	148,555
*	Gilead Sciences, Inc.	3,722,630	135,392
*	WellPoint Inc.	1,638,212	132,023
	Alcon, Inc.	841,740	113,854
*	Medco Health
	Solutions, Inc.	1,061,710	90,723
	Merck & Co., Inc.	1,349,260	67,692
*	Celgene Corp.	933,370	59,932
	C.R. Bard, Inc.	575,690	48,007
	Schering-Plough Corp.	1,507,850	45,266
	Allergan, Inc.	621,880	37,319
	Aetna Inc.	398,940	20,310
	Becton, Dickinson & Co.	259,250	19,947
*	Thermo Fisher Scientific, Inc.	218,786	11,865
			1,119,061
Industrials (12.0%)
	Danaher Corp.	2,886,951	224,200
	The Boeing Co.	1,449,435	140,160
	Emerson Electric Co.	1,660,060	81,725
	Rockwell Collins, Inc.	933,570	64,295
	United Technologies Corp.	758,810	56,630
	ABB Ltd. ADR	1,622,690	40,015
	Rockwell Automation, Inc.	354,820	25,001
	Expeditors International of
	Washington, Inc.	544,850	24,066
	General Electric Co.	517,390	20,111
			676,203
Information Technology (28.6%)
Communications Equipment (7.0%)
*	Cisco Systems, Inc.	7,298,138	232,957
	QUALCOMM Inc.	3,331,585	132,897
	Corning, Inc.	1,312,405	30,671
	Computers & Peripherals (6.1%)
*	Apple Inc.	1,333,920	184,721
*	Sun Microsystems, Inc.	12,861,965	68,940
*	EMC Corp.	2,814,830	55,340
*	Network Appliance, Inc.	1,285,180	35,805

	Internet Software & Services (5.0%)
*	Google Inc.	359,925	185,451
*	eBay Inc.	1,979,150	67,489
*	VeriSign, Inc.	823,960	26,531

	IT Services (2.8%)
	Paychex, Inc.	1,227,776	54,550
	Infosys Technologies
	Ltd. ADR	1,079,080	51,483
*	Cognizant Technology

13

	Solutions Corp.	700,320	51,480

	Semiconductors & Semiconductor Equipment (6.2%)
*	NVIDIA Corp.	2,072,390	106,023
*	Broadcom Corp.	2,660,690	91,794
	Taiwan Semiconductor
	Manufacturing Co.
	Ltd. ADR	4,972,425	49,326
	Intel Corp.	1,588,620	40,907
	Texas Instruments, Inc.	877,410	30,042
	Maxim Integrated
	Products, Inc.	973,910	29,227

	Software (1.5%)
*	Adobe Systems, Inc.	1,241,885	53,091
*	Autodesk, Inc.	723,010	33,490
			1,612,215
	Materials (1.3%)
	Praxair, Inc.	947,190	71,664

	Exchange-Traded Fund (0.0%)
	2 Vanguard Growth ETF	3,100	193

	Total Common Stocks
	(Cost $4,634,423)		5,448,186
	Temporary Cash Investments (4.3%)[1]
	Money Market Fund (4.0%)
	3 Vanguard Market Liquidity
	Fund, 5.247%	226,700,652	226,701

		Face
		Amount
		($000)
	U.S. Agency Obligation (0.3%)
	4 Federal National
	Mortgage Assn.
	5 5.204%, 10/3/07	18,000	17,921
	Total Temporary Cash Investments
	(Cost $244,618)		244,622
	Total Investments (101.0%)
	(Cost $4,879,041)		5,692,808
	Other Assets and Liabilities (–1.0%)
	Other Assets—Note C		47,706
	Liabilities		(107,253)
			(59,547)
	Net Assets (100%)		5,633,261

14

At August 31, 2007, net assets consisted of:[6]
Amount
($000)
Paid-in Capital	11,085,679
Undistributed Net Investment Income	11,009
Accumulated Net Realized Losses	(6,274,628)
Unrealized Appreciation (Depreciation)
Investment Securities	813,767
Futures Contracts	(2,566)
Net Assets	5,633,261

Investor Shares—Net Assets
Applicable to 221,592,916 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	4,308,003
Net Asset Value Per Share—
Investor Shares	$19.44

Admiral Shares—Net Assets
Applicable to 26,284,671 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	1,325,258
Net Asset Value Per Share—
Admiral Shares	$50.42

•  See Note A in Notes to Financial Statements.

*  Non-income-producing security.

1  The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 99.6% and 1.4%, respectively, of net assets. See Note E in Notes to Financial Statements.

2  Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.

3  Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

4  The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government. If needed, access to additional funding from the U.S. Treasury (beyond the issuer's line of credit) would require congressional action.

5  Securities with a value of $17,921,000 have been segregated as initial margin for open futures contracts.

6  See Note E in Notes to Financial Statements for the tax-basis components of net assets.

ADR—American Depositary Receipt.

15

Statement of Operations

Year Ended
August 31, 2007
($000)
Investment Income
Income
Dividends[1]	48,539
Interest[1]	13,259
Security Lending	1,902
Total Income	63,700
Expenses
Investment Advisory Fees—Note B
Basic Fee	8,692
Performance Adjustment	(432)
The Vanguard Group—Note C
Management and Administrative
Investor Shares	15,199
Admiral Shares	1,330
Marketing and Distribution
Investor Shares	838
Admiral Shares	226
Custodian Fees	45
Auditing Fees	23
Shareholders’ Reports
Investor Shares	93
Admiral Shares	11
Trustees’ Fees and Expenses	10
Total Expenses	26,035
Expenses Paid Indirectly—Note D	(717)
Net Expenses	25,318
Net Investment Income	38,382
Realized Net Gain (Loss)
Investment Securities Sold[1]	588,129
Futures Contracts	19,463
Realized Net Gain (Loss)	607,592
Change in Unrealized Appreciation (Depreciation)
Investment Securities	156,488
Futures Contracts	(6,261)
Change in Unrealized Appreciation (Depreciation)	150,227
Net Increase (Decrease) in Net Assets Resulting from Operations	796,201

1  Dividend income, interest income, and realized net gain (loss) from affiliated companies of the fund were $2,000, $12,225,000, and $0, respectively.

16

Statement of Changes in Net Assets

	Year Ended August 31,
	2007	2006
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	38,382	24,196
Realized Net Gain (Loss)	607,592	295,312
Change in Unrealized Appreciation (Depreciation)	150,227	(200,387)
Net Increase (Decrease) in Net Assets Resulting from Operations	796,201	119,121
Distributions
Net Investment Income
Investor Shares	(21,929)	(9,864)
Admiral Shares	(9,238)	(4,703)
Realized Capital Gain
Investor Shares	—	—
Admiral Shares	—	—
Total Distributions	(31,167)	(14,567)
Capital Share Transactions—Note G
Investor Shares	(818,275)	(415,210)
Admiral Shares	(105,323)	242,974
Net Increase (Decrease) from Capital Share Transactions	(923,598)	(172,236)
Total Increase (Decrease)	(158,564)	(67,682)
Net Assets
Beginning of Period	5,791,825	5,859,507
End of Period[1]	5,633,261	5,791,825

1  Net Assets—End of Period includes undistributed net investment income of $11,009,000 and $3,794,000.

17

Financial Highlights

Investor Shares

For a Share Outstanding	Year Ended August 31,
Throughout Each Period	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$17.06	$16.77	$14.39	$14.00	$12.92
Investment Operations
Net Investment Income	.113	.059	.040[1]	.028	.040
Net Realized and Unrealized Gain (Loss)
on Investments	2.354	.266	2.385	.409	1.082
Total from Investment Operations	2.467	.325	2.425	.437	1.122
Distributions
Dividends from Net Investment Income	(.087)	(.035)	(.045)	(.047)	(.042)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.087)	(.035)	(.045)	(.047)	(.042)
Net Asset Value, End of Period	$19.44	$17.06	$16.77	$14.39	$14.00

Total Return[2]	14.50%	1.93%	16.86%	3.11%	8.73%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,308	$4,530	$4,848	$5,503	$5,892
Ratio of Total Expenses to
Average Net Assets[3]	0.50%	0.58%	0.55%	0.53%	0.55%
Ratio of Net Investment Income to
Average Net Assets	0.60%	0.34%	0.30%[1]	0.19%	0.32%
Portfolio Turnover Rate	51%	48%	38%	71%	47%

1  Net investment income per share and the ratio of net investment income to average net assets include $.017 and 0.11%, respectively, resulting from a special dividend from Microsoft Corp. in November 2004.

2  Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

3  Includes performance-based investment advisory fee increases (decreases) of (0.01%), 0.02%, (0.02%), (0.03%), and (0.02%).

18

Admiral Shares

For a Share Outstanding	Year Ended August 31,
Throughout Each Period	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$44.24	$43.47	$37.29	$36.28	$33.46
Investment Operations
Net Investment Income	.416	.271	.226[1]	.147	.164
Net Realized and Unrealized Gain (Loss)
on Investments	6.107	.677	6.163	1.052	2.811
Total from Investment Operations	6.523	.948	6.389	1.199	2.975
Distributions
Dividends from Net Investment Income	(.343)	(.178)	(.209)	(.189)	(.155)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.343)	(.178)	(.209)	(.189)	(.155)
Net Asset Value, End of Period	$50.42	$44.24	$43.47	$37.29	$36.28

Total Return	14.80%	2.16%	17.16%	3.29%	8.95%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,325	$1,262	$1,012	$824	$1,071
Ratio of Total Expenses to
Average Net Assets[2]	0.27%	0.34%	0.32%	0.32%	0.37%
Ratio of Net Investment Income to
Average Net Assets	0.83%	0.58%	0.53%[1]	0.40%	0.50%
Portfolio Turnover Rate	51%	48%	38%	71%	47%

1  Net investment income per share and the ratio of net investment income to average net assets include $.045 and 0.11%, respectively, resulting from a special dividend from Microsoft Corp. in November 2004.

2  Includes performance-based investment advisory fee increases (decreases) of (0.01%), 0.02%, (0.02%), (0.03%), and (0.02%). See accompanying Notes, which are an integral part of the Financial Statements.

19

Notes to Financial Statements

Vanguard U.S. Growth Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund files reports with the SEC under the company name Vanguard World Funds. The fund offers two classes of shares, Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, tenure, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class

20

separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. AllianceBernstein L.P. and William Blair & Company, L.L.C., each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee for AllianceBernstein L.P. is subject to quarterly adjustments based on performance for the preceding three years relative to the Russell 1000 Growth Index. The basic fee for William Blair & Company is subject to quarterly adjustments based on performance since June 1, 2004, relative to the Russell 1000 Growth Index.

The Vanguard Group manages the cash reserves of the portfolio on an at-cost basis.

For the year ended August 31, 2007, the aggregate investment advisory fee represented an effective annual basic rate of 0.15% of the fund’s average net assets before a decrease of $432,000 (0.01%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At August 31, 2007, the fund had contributed capital of $497,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.50% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. For the year ended August 31, 2007, these arrangements reduced the fund’s expenses by $717,000 (an annual rate of 0.01% of average net assets).

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at August 31, 2007, the fund had $27,733,000 of ordinary income available for distribution. The fund had available realized losses of $6,272,500,000 to offset future net capital gains of $2,713,026,000 through August 31, 2010, $2,548,333,000 through August 31, 2011, $887,490,000 through August 31, 2012, and $123,651,000 through August 31, 2013.

At August 31, 2007, the cost of investment securities for tax purposes was $4,883,052,000. Net unrealized appreciation of investment securities for tax purposes was $809,756,000, consisting of unrealized gains of $945,834,000 on securities that had risen in value since their purchase and $136,078,000 in unrealized losses on securities that had fallen in value since their purchase.

At August 31, 2007, the aggregate settlement value of open futures contracts expiring in September 2007 and the related unrealized appreciation (depreciation) were:

			($000)
		Aggregate	Unrealized
	Number of	Settlement	Appreciation
Futures Contracts	Long Contracts	Value	(Depreciation)
E-mini S&P 500 Index	846	62,464	1,465
S&P 500 Index	151	55,745	(1,835)
S&P Mid-Cap 400 Index	73	31,580	(1,683)
E-mini S&P Mid-Cap 400 Index	155	13,411	(513)

21

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

F. During the year ended August 31, 2007, the fund purchased $2,852,673,000 of investment securities and sold $3,616,946,000 of investment securities other than temporary cash investments.

G. Capital share transactions for each class of shares were:

			Year Ended August 31,
		2007		2006
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	407,021	21,765	766,902	43,413
Issued in Lieu of Cash Distributions	21,402	1,180	9,625	531
Redeemed	(1,246,698)	(66,948)	(1,191,737)	(67,508)
Net Increase (Decrease)—Investor Shares	(818,275)	(44,003)	(415,210)	(23,564)
Admiral Shares
Issued	232,243	4,793	451,855	9,832
Issued in Lieu of Cash Distributions	8,540	182	4,305	92
Redeemed	(346,106)	(7,213)	(213,186)	(4,675)
Net Increase (Decrease)—Admiral Shares	(105,323)	(2,238)	242,974	5,249

H. In June 2006, the Financial Accounting Standards Board issued Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes.” FIN 48 establishes the minimum threshold for recognizing, and a system for measuring, the benefits of tax-return positions in financial statements, and is effective for the fund’s fiscal year beginning September 1, 2007. Management has analyzed the fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended August 31, 2004–2007) for purposes of implementing FIN 48, and has concluded that as of August 31, 2007, no provision for income tax would be required in the fund’s financial statements.

22

Report of Independent Registered

Public Accounting Firm

To the Trustees of Vanguard World Funds and the Shareholders of Vanguard U.S. Growth Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard U.S. Growth Fund (the "Fund") at August 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2007 by correspondence with the custodian and broker and by agreement to the underlying ownership records for Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

October 10, 2007

Special 2007 tax information (unaudited) for Vanguard U.S. Growth Fund

This information for the fiscal year ended August 31, 2007, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $31,167,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 100% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

23

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2007. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for Investor Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: U.S. Growth Fund Investor Shares[1]
Periods Ended August 31, 2007
	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	14.50%	8.86%	0.53%
Returns After Taxes on Distributions	14.42	8.79	–0.33
Returns After Taxes on Distributions and Sale of Fund Shares	9.52	7.68	0.35

1  Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

24

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your fund’s costs in two ways:

1. Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

2. Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended August 31, 2007
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
U.S. Growth Fund	2/28/2007	8/31/2007	Period[1]
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,064.62	$2.39
Admiral Shares	1,000.00	1,065.96	1.25
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,022.89	$2.35
Admiral Shares	1,000.00	1,024.00	1.22

1  The calculations are based on expenses incurred in the most recent six-month period. The fund's annualized six-month expense ratios for that period are 0.46% for Investor Shares and 0.24% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

25

Note that the expenses shown in the table on page 26 are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include the account service fee described in the prospectus. If such a fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

26

Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund’s beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Yield. A snapshot of a fund’s income from interest and dividends. The yield, expressed as a percentage of the fund’s net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of income provided by securities in the index.

27

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members’ responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Chairman of the Board, Chief Executive Officer, and Trustee

John J. Brennan[1]
Born 1954	Principal Occupation(s) During the Past Five Years: Chairman of the Board, Chief Executive
Trustee since May 1987;	Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment
Chairman of the Board and	companies served by The Vanguard Group.
Chief Executive Officer
147 Vanguard Funds Overseen

Independent Trustees

Charles D. Ellis
Born 1937	Principal Occupation(s) During the Past Five Years: Applecore Partners (pro bono ventures
Trustee since January 2001	in education); Senior Advisor to Greenwich Associates (international business strategy
147 Vanguard Funds Overseen	consulting); Successor Trustee of Yale University; Overseer of the Stern School of Business
at New York University; Trustee of the Whitehead Institute for Biomedical Research.

Rajiv L. Gupta
Born 1945	Principal Occupation(s) During the Past Five Years: Chairman, President, and
Trustee since December 2001[2]	Chief Executive Officer of Rohm and Haas Co. (chemicals); Board Member of
147 Vanguard Funds Overseen	the American Chemistry Council; Director of Tyco International, Ltd. (diversified manufacturing and services) since 2005; Trustee of Drexel University and of the
Chemical Heritage Foundation.

Amy Gutmann
Born 1949	Principal Occupation(s) During the Past Five Years: President of the University of
Trustee since June 2006	Pennsylvania since 2004; Professor in the School of Arts and Sciences, Annenberg School
147 Vanguard Funds Overseen	for Communication, and Graduate School of Education of the University of Pennsylvania
since 2004; Provost (2001–2004) and Laurance S. Rockefeller Professor of Politics and
the University Center for Human Values (1990–2004), Princeton University; Director of
Carnegie Corporation of New York since 2005 and of Schuylkill River Development
Corporation and Greater Philadelphia Chamber of Commerce since 2004.

JoAnn Heffernan Heisen
Born 1950	Principal Occupation(s) During the Past Five Years: Corporate Vice President and
Trustee since July 1998	Chief Global Diversity Officer since 2006, Vice President and Chief Information
147 Vanguard Funds Overseen	Officer (1997–2005), and Member of the Executive Committee of Johnson &
Johnson (pharmaceuticals/consumer products); Director of the University Medical
Center at Princeton and Women’s Research and Education Institute.

André F. Perold
Born 1952	Principal Occupation(s) During the Past Five Years: George Gund Professor of Finance
Trustee since December 2004	and Banking, Harvard Business School; Senior Associate Dean, Director of Faculty
147 Vanguard Funds Overseen	Recruiting, and Chair of Finance Faculty, Harvard Business School; Director and Chairman
of UNX, Inc. (equities trading firm) since 2003; Chair of the Investment Committee of
HighVista Strategies LLC (private investment firm) since 2005.

Alfred M. Rankin, Jr.
Born 1941	Principal Occupation(s) During the Past Five Years: Chairman, President, Chief Executive
Trustee since January 1993	Officer, and Director of NACCO Industries, Inc. (forklift trucks/housewares/lignite); Director
147 Vanguard Funds Overseen	of Goodrich Corporation (industrial products/aircraft systems and services).

J. Lawrence Wilson
Born 1936	Principal Occupation(s) During the Past Five Years: Retired Chairman and Chief Executive
Trustee since April 1985	Officer of Rohm and Haas Co. (chemicals); Director of Cummins Inc. (diesel engines) and
147 Vanguard Funds Overseen	AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University and of Culver Educational Foundation.

Executive Officers[1]

Thomas J. Higgins
Born 1957	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.;
Treasurer since July 1998	Treasurer of each of the investment companies served by The Vanguard Group.
147 Vanguard Funds Overseen

Heidi Stam
Born 1956	Principal Occupation(s) During the Past Five Years: Managing Director of The Vanguard
Secretary since July 2005	Group, Inc., since 2006; General Counsel of The Vanguard Group since 2005; Secretary of
147 Vanguard Funds Overseen	The Vanguard Group, and of each of the investment companies served by The Vanguard
Group, since 2005; Principal of The Vanguard Group (1997–2006).

Vanguard Senior Management Team

R. Gregory Barton	Kathleen C. Gubanich	F. William McNabb, III	Ralph K. Packard
Mortimer J. Buckley	Paul A. Heller	Michael S. Miller	George U. Sauter

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1  Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.

2  December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

P.O. Box 2600

Valley Forge, PA 19482-2600

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Direct Investor Account Services > 800-662-2739
All other marks are the exclusive property of their
Institutional Investor Services > 800-523-1036	respective owners.

Text Telephone for People	All comparative mutual fund data are from Lipper Inc.
With Hearing Impairment > 800-952-3335	or Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting our website, www.vanguard.com,
This material may be used in conjunction	and searching for “proxy voting guidelines,” or by calling
with the offering of shares of any Vanguard	Vanguard at 800-662-2739. They are also available from
fund only if preceded or accompanied by	the SEC’s website, www.sec.gov. In addition, you may
the fund’s current prospectus.	obtain a free report on how your fund voted the proxies for
securities it owned during the 12 months ended June 30.
To get the report, visit either www.vanguard.com
or www.sec.gov.

You can review and copy information about your fund
at the SEC’s Public Reference Room in Washington, D.C.
To find out more about this public service, call the SEC
at 202-551-8090. Information about your fund is also
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Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-0102.

© 2007 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q230 102007

>  Vanguard International Growth Fund returned about 21% for its fiscal year, capitalizing on the general strength of international stock markets.

>  The fund’s emerging-markets stocks delivered exceptional returns.

>  Midsummer turmoil in the U.S. stock and corporate bond markets reverberated throughout global financial markets, though the effects appeared to diminish by the end of August.

Contents

Your Fund’s Total Returns	1
Chairman’s Letter	2
Advisors’ Report	6
Fund Profile	10
Performance Summary	12
Financial Statements	14
Your Fund’s After-Tax Returns	28
About Your Fund’s Expenses	29
Glossary	31

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the cover of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Total Returns

Fiscal Year Ended August 31, 2007
	Ticker	Total
	Symbol	Returns
Vanguard International Growth Fund
Investor Shares	VWIGX	20.9%
Admiral™ Shares[1]	VWILX	21.1
MSCI EAFE Index		18.7
Average International Fund[2]		19.6
MSCI All Country World Index ex USA		23.0

Your Fund’s Performance at a Glance
August 31, 2006–August 31, 2007
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard International Growth Fund
Investor Shares	$23.97	$26.13	$0.530	$2.036
Admiral Shares	76.36	83.26	1.832	6.478

1  A lower-cost class of shares available to many longtime shareholders and to those with significant investments in the fund.

2  Derived from data provided by Lipper Inc.

1

Chairman’s Letter

Dear Shareholder,

Although the markets hit air pockets in the summer, international equities delivered excellent returns for the 12 months ended August 31, 2007. Vanguard International Growth Fund returned about 21%—ahead of its peer group’s average return and the return of developed international markets, but a bit behind the 23% return of all international markets.

The fund’s strength was broad-based, with unusually robust gains from emerging economies in Asia and Latin America. In both developed and developing markets, the fund’s basic industrial companies—raw-materials producers, heavy-machinery makers—also produced exceptional returns.

If you invest in the fund through a taxable account, page 28 shows after-tax returns for investors in the highest tax bracket.

For the U.S. stock market, a nervous finish to the year

U.S. stocks produced a solid return for the fiscal year, despite a midsummer pullback. The market retreated as problems with low-quality mortgage loans rippled through investment portfolios. Financial stocks, which account for a big share of the U.S. market’s value, were the hardest hit as investment banking and consumer lending businesses throttled back.

The broad U.S. stock market returned 15.6% for the year, after hitting a high-water mark in July. Large-capitalization stocks bested small-caps, and growth-oriented stocks outperformed their value-oriented counterparts during the fiscal period, which ended amid a growing aversion to risk. Though not immune from the turmoil in U.S. credit markets, international stocks handily outperformed U.S. stocks for the full 12 months.

Bond markets rebounded as investors sought safety

As investors sought refuge from the rough and tumble of stock and corporate bond markets, U.S. Treasury bond prices rose, and yields fell. The declines in yield were most pronounced among Treasury securities with the shortest maturities.

Falling short-term yields helped restore the yield curve—which illustrates the relationship between short- and long-term bond yields—to its typical, upward-sloping pattern. At the start of the period, the curve had been mildly inverted. The broad taxable bond market returned 5.3% for the year. Lacking the boost from the late-summer rally in Treasuries, tax-exempt municipal securities returned less.

Gains in the Old World, with an emerging-markets fillip

Vanguard International Growth Fund returned about 21% for the year, reflecting general strength in Europe, benchmark-beating security selection in Asia, and exceptional performance in emerging markets. This return includes a meaningful boost resulting from the U.S. dollar’s decline relative to most major currencies. That sounds paradoxical, but as the dollar

2

Market Barometer
		Average Annual Total Returns
	Periods Ended August 31, 2007
	One Year	Three Years	Five Years
Stocks
MSCI All Country World Index ex USA (International)	23.0%	25.2%	22.0%
Russell 1000 Index (Large-caps)	15.3	12.8	12.5
Russell 2000 Index (Small-caps)	11.4	14.5	16.6
Dow Jones Wilshire 5000 Index (Entire market)	15.6	13.4	13.3

Bonds
Lehman U.S. Aggregate Bond Index (Broad taxable market)	5.3%	3.7%	4.3%
Lehman Municipal Bond Index	2.3	3.5	4.2
Citigroup 3-Month Treasury Bill Index	5.1	3.9	2.8

CPI
Consumer Price Index	2.0%	3.1%	2.8%

loses value, assets denominated in euros, pounds, and other major currencies can be converted into a greater number of dollars.

In Europe, the fund’s stock selections generated a return of more than 20%, in line with (though a bit below) the gains of broad regional indexes. Strengths included consumer staples companies—particularly food processors and retailers—and industrial operations such as heavy-machinery and building-materials makers. As interest rates rose, financial companies produced weak returns relative to the broad market, though they still recorded healthy gains on an absolute basis.

The fund made a few missteps in Japan, which was among the globe’s weaker performers during the past year. Although the Japanese economy seemed to be gathering momentum early in the fiscal period, the expansion later lost steam, putting pressure on the fund’s relatively large positions in economically sensitive stocks such as banks. Nonetheless, the fund outperformed Pacific-region indexes on the strength of astute stock selection in Australia and Hong Kong.

The fund earned its highest returns in emerging markets, a longtime allocation that kept its performance a few steps ahead of the returns available in developed markets during the past 12 months. In Asia’s developing economies, heavy-industrial companies and electronics giants returned more than 50% for the year. In Latin America, raw-materials producers and companies poised to benefit from the emergence of a consumer class together produced a collective return of more than 50%.

A solid record based on discipline and an eye for opportunity

Over the past decade, Vanguard

International Growth Fund has successfully captured the return of developed stock markets through a strategy of broad diversification and prudent stock selection. At the same time, the advisors’ willingness to step off the most heavily trodden paths

3

Total Returns
Ten Years Ended August 31, 2007
Average
Annual Return
International Growth Fund Investor Shares	8.2%
MSCI EAFE Index	8.0
Average International Fund[1]	7.5
MSCI All Country World Index ex USA	9.0

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

1  Derived from data provided by Lipper Inc.

4

and venture into emerging markets has produced a ten-year return superior to the peer-group average and the return of developed markets.

And, as you would expect from Vanguard, your fund’s low costs have helped shareholders maximize their share of results from the advisors’ successful strategy.

The midsummer turmoil reaffirmed enduring principles

The midsummer turbulence in global stock and bond markets illustrated two important principles of successful investing.

First, diversification is critical. It won’t necessarily protect your portfolio from a loss, but in uncertain financial markets, it’s the most prudent way to manage risk while pursuing long-term growth. During July and August, the returns of broadly diversified, balanced portfolios of U.S. stocks, international equities, and bonds compared favorably with the returns of the hardest-hit market segments.

Second, the headlines are often more alarming than the event. The financial markets will periodically experience alarming downturns, of course. A few months removed from the start of the subprime mortgage loan crisis, however, it’s clear that the frantic commentary and blaring headlines were more unnerving than the event’s impact on well-diversified portfolios. Unpleasant developments may still lie in store, of course, but successful investors learn to tune out the noise and focus on their long-term financial goals.

Thank you for your entrusting your assets

to Vanguard.

Sincerely,

John J. Brennan

Chairman and Chief Executive Officer

September 13, 2007

Expense Ratios[1]
Your fund compared with its peer group
			Average
	Investor	Admiral	International
	Shares	Shares	Fund
International Growth Fund	0.51%	0.31%	1.57%

1  Fund expense ratios reflect the fiscal year ended August 31, 2007. Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2006.

5

Advisors’ Report

During the fiscal year ended August 31, 2007, Vanguard International Growth Fund returned about 21%. This performance reflects the combined efforts of your fund’s two independent advisors.

The use of more than one advisor provides exposure to distinct, yet complementary, investment approaches, enhancing the fund’s diversification. The advisors, the percentage of fund assets each manages, and a brief description of their investment strategies are presented in the table below. Each advisor has also prepared a description of the investment environment that existed during the 2007 fiscal year and of the portfolio’s positioning.

Schroder Investment Management

North America Inc.

Portfolio Managers:

Virginie Maisonneuve, CFA,

Head of International (EAFE) Equities

Matthew Dobbs

For the vast majority of the year, economic and corporate news was favorable. Despite a slowdown in the United States, European and Asian economies experienced strong growth trends. Corporate profitability has been high in most sectors, and cash-rich companies and wealthier consumers have benefited from relatively low, though rising, interest rates and accommodative lending conditions. Around the world, equity markets rose on a sea of liquidity.

Vanguard International Growth Fund Investment Advisors

Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Schroder Investment Management	59	10,793	Equity analysts in 11 countries and an international
North America Inc.			team of global sector and regional specialists help
			to identify reasonably priced companies with
			strong growth prospects and a sustainable
			competitive advantage.
Baillie Gifford Overseas Ltd.	39	7,112	The advisor seeks stocks that can generate above-
			average growth in earnings and cash flow, producing
			a bottom-up, stock-driven approach to country and
			asset allocation. An in-depth view on each company
			is measured against the consensus view, leading to
			discrepancies and potential opportunities to add value.
Cash Investments[1]	2	374	—

1  These short-term reserves are invested by Vanguard in equity index products to simulate investment in stocks. Each advisor may also maintain a modest cash position.

6

Strong petrodollar flows and burgeoning Chinese foreign exchange reserves continue to contribute to ample levels of global liquidity, but liquidity arising from activities linked to “financial innovation” has been adversely affected by a series of recent events triggered by the deterioration of the U.S. subprime mortgage market. Equity markets declined in response to both the momentary shift in global liquidity and the fear that U.S. economic weakness might spread to the rest of the world.

While central banks have injected large amounts of liquidity into the global system, most have so far refrained from acting decisively on interest rates, particularly in Europe and Asia. Economic growth has been strong, and there is a hesitation to create moral hazard by cutting rates too quickly. However, we believe that if employment and economic conditions worsen significantly, interest rates will be lowered to help alleviate pressure.

Looking to the next 12 months, we expect the U.S. economy to slow down—possibly more than previously thought—but we believe the risk of a global recession is limited. Growth in the rest of the world should remain solid, albeit on a deceleration path, as witnessed more recently in Europe and Japan. In China, one of the world’s engines of economic growth, exports in calendar year 2006 represented more than 7% of GDP. Even as big export markets such as the U.S. come under pressure, however, the Chinese economy stands to benefit from strong domestic demand. Retail sales in this large economy are up 16% so far in 2007, which should help balance the U.S. weakness. More generally, developing economies are continuing to support global growth.

In this environment of decelerating global growth (but not recession), growth as an investment style should be favored. We continue to focus on identifying high-quality companies with a sustainable competitive advantage that are trading at attractive valuations relative to their growth prospects. These include companies operating in areas where growth is above world averages—such as China, India, or Brazil.

Within the portfolio, we have overweighted exposures to companies that benefit from strong global demand in areas such as oil and gas exploration and transportation (including Suncor Energy, Niko Resources, and Daewoo Shipbuilding) and infrastructure development (including Ebara and Siemens). Some of these companies are also benefiting from increased business related to energy efficiency and climate-change mitigation. Throughout the period, we have maintained an underweighted exposure to financials.

We balance our cyclical exposure by holding overweighted positions in more-defensive areas of the market, such as the consumer staples and telecommunication services sectors, where we have found attractively priced growth. We are focusing on companies with operations in strong-demand areas, especially Asia, but also, in some cases, Latin America and Eastern Europe. Examples of these companies include China Unicom and Singapore Telecom in telecommunication services, and Groupe Danone (dairy products) and SABMiller (beverages) in consumer staples. Other defensive holdings in the portfolio include Tesco, Nestle, and Reckitt Benckiser.

These companies are market leaders known for their strong brands and good execution of sound business models. We believe that the market is currently underappreciating their growth prospects, and that investors will reward such companies, especially if economic growth does indeed slow as we predict.

7

Baillie Gifford Overseas Ltd.

Portfolio Manager:

James K. Anderson,

Deputy Chief Investment Officer

The present crisis in the credit markets is complex and fast-moving. It is impossible to predict when it will be resolved, but we doubt that it can be entirely confined to the financial sector. The strain placed on banks’ balance sheets by loans that can no longer be readily repackaged and sold in the credit markets, together with a general lack of confidence, will have ramifications for the broader economy. The long period of strong, consumption-led growth in the West, fueled in recent years by the availability of credit, seems to be coming to an end.

The global economy has been firing on all cylinders. This will change. Growth in the emerging world is likely to continue, and technological change will remain important; but the added impetus from increased financial leverage in the developed countries is likely to fade.

Until recently, a rising tide has lifted all boats; now there will likely be losers as well as winners. Companies that are exposed to the surviving engines of global growth—the emerging markets and technological change—are preferable to those that rely on the western consumer. We are wary of “value traps”—stocks that only look cheap because falling earnings estimates have not kept pace with price declines—and “quality traps”—companies that appear defensive because of their long-term dependence on a buoyant western consumer.

On the whole, our portfolio was already well-positioned for the changes we are going through. We remain heavily exposed to the emerging markets and to industrial businesses, but we have little confidence in most banks, except in countries such as Brazil and Italy, where use of credit is still quite low. We like machinery, so we are impressed by the Swedish engineering sector, with its combination of concern for shareholders and bulging order books.

We still like traditional growth stocks in mature markets, but we are aware that in the future a sound defense may rely more on the ownership of real assets—large iron ore reserves, for example—than a smooth earnings record.

In general, this approach has been rewarded in the markets and, so far, we have come through relatively intact. We expect that global growth will remain robust and inflation will remain low, so equity markets should recover their nerve—eventually.

8

Fund Profile

As of August 31, 2007

Portfolio Characteristics
		Comparative	Broad
	Fund	Index[1]	Index[2]
Number of Stocks	146	1,139	2,077
Turnover Rate	41%	—	—
Expense Ratio		—	—
Investor Shares	0.51%
Admiral Shares	0.31%
Short-Term Reserves	1%	—	—

Sector Diversification (% of portfolio)
		Comparative	Broad
	Fund	Index[1]	Index[2]
Consumer Discretionary	12%	11%	10%
Consumer Staples	10	8	8
Energy	9	9	10
Financials	23	25	25
Health Care	7	8	7
Industrials	16	11	11
Information Technology	7	10	10
Materials	8	8	9
Telecommunication
Services	5	5	6
Utilities	2	5	4
Short-Term Reserves	1%	—	—

Volatility Measures[3]
	Fund Versus	Fund Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.96	0.96
Beta	1.04	0.96

9

Ten Largest Holdings[4] (% of total net assets)

Rio Tinto PLC	diversified metals
	and mining	2.5%
Tesco PLC	food retail	2.4
Unicredito Italiano SpA	diversified banks	1.9
BG Group PLC	integrated oil
	and gas	1.7
Daewoo	construction and
Shipbuilding & Marine	farm machinery and
Engineering Co., Ltd.	heavy trucks	1.7
Suez SA	multi-utilities	1.6
Nestle SA (Registered)	packaged foods
	and meats	1.5
Intesa Sanpaolo SpA	diversified banks	1.5
Roche Holdings AG	pharmaceuticals	1.4
Royal Dutch Shell
PLC Class A	integrated oil
(Amsterdam Shares)	and gas	1.3
Top Ten		17.5%

Allocation by Region (% of portfolio)

1  MSCI EAFE Index.

2  MSCI All Country World Index ex USA.

3  For an explanation of R-squared, beta, and other terms used here, see the Glossary on page 31.

4  “Ten Largest Holdings” excludes any temporary cash investments and equity index products.

10

Market Diversification (% of portfolio)
		Comparative	Broad
	Fund[1]	Index[2]	Index[3]
Europe
United Kingdom	22%	23%	18%
France	10	10	8
Switzerland	7	7	5
Germany	7	8	7
Sweden	3	3	2
Italy	3	4	3
Netherlands	3	3	3
Spain	2	4	3
Denmark	2	1	1
Ireland	1	1	1
Greece	1	1	1
Belgium	0	1	1
Austria	0	1	0
Finland	0	2	1
Norway	0	1	1
Subtotal	61%	70%	55%
Pacific
Japan	15%	21%	16%
Australia	4	6	5
Hong Kong	3	2	2
Singapore	1	1	1
Subtotal	23%	30%	24%
Emerging Markets
Brazil	4%	—	2%
South Korea	2	—	3
India	2	—	1
Mexico	1	—	1
Taiwan	1	—	2
China	1	—	3
Russia	1	—	2
Israel	1	—	0
South Africa	0	—	1
Subtotal	13%	—	15%
North America
Canada	2%	—	6%
Short-Term Reserves	1%	—	—

1  Market percentages exclude currency contracts held by the fund.

2  MSCI EAFE Index.

3  MSCI All Country World Index ex USA.

11

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: August 31, 1997–August 31, 2007

Initial Investment of $10,000

	Average Annual Total Returns			Final Value
	Periods Ended August 31, 2007			of a $10,000
	One Year	Five Years	Ten Years	Investment
International Growth Fund Investor Shares[1,2]	20.87%	19.27%	8.16%	$21,906
MSCI All Country World Index ex USA	23.00	21.96	9.05	23,781
MSCI EAFE Index	18.71	19.53	7.99	21,579
Average International Fund[3]	19.63	18.31	7.49	20,590

				Final Value
			Since	of a $100,000
	One Year	Five Years	Inception[4]	Investment
International Growth Fund Admiral Shares[1]	21.11%	19.50%	12.62%	$205,203
MSCI All Country World Index ex USA	23.00	21.96	14.83	230,854
MSCI EAFE Index	18.71	19.53	12.54	204,310

1  Total returns do not reflect the 2% fee assessed on redemptions of shares purchased on or after June 27, 2003, and held for less than two months.

2  Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

3  Derived from data provided by Lipper Inc.

4  Performance for the fund’s Admiral Shares and its comparative standards are calculated since the share class inception: August 13, 2001.

12

Fiscal-Year Total Returns (%): August 31, 1997–August 31, 2007

Average Annual Total Returns: Periods Ended June 30, 2007

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

	Inception Date	One Year	Five Years	Ten Years
Investor Shares[1,2]	9/30/1981	28.48%	17.29%	7.62%
Admiral Shares[1]	8/13/2001	28.73	17.51	13.42[3]

1  Total returns do not reflect the 2% fee assessed on redemptions of shares purchased on or after June 27, 2003, and held for less than two months.

2  Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

3  Return since inception.

Note: See Financial Highlights tables on pages 20 and 21 for dividend and capital gains information.

13

Financial Statements

Statement of Net Assets

As of August 31, 2007

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Common Stocks (96.8%)[1]
Australia (3.4%)
BHP Billiton Ltd.	5,889,200	184,908
Brambles Ltd.	12,499,400	141,127
Woodside Petroleum Ltd.	2,777,000	102,578
Woolworths Ltd.	3,995,600	97,819
James Hardie
Industries NV	7,105,000	47,284
Macquarie Bank Ltd.	732,000	43,725
		617,441
Belgium (0.4%)
KBC Bank &
Verzekerings Holding	633,000	79,440

Brazil (3.5%)
Petroleo Brasileiro
Series A ADR	3,829,600	203,850
Companhia Vale do Rio
Doce ADR	4,882,200	203,832
Banco Itau Holding
Financeira SA ADR	3,124,500	136,009
Unibanco-Uniao de
Bancos Brasileiros SA	9,142,000	102,556
		646,247
Canada (2.2%)
Suncor Energy, Inc.	2,528,000	226,467
Niko Resources Ltd.	1,110,962	97,840
Nova Chemicals Corp.	2,368,000	86,311
		410,618
China (1.0%)
China Unicom Ltd.	54,236,000	102,698
China Resources
Enterprise Ltd.	16,870,000	68,777
Dongfeng Motor Corp.	6,962,000	4,511
		175,986

14

Denmark (1.6%)
Novo Nordisk A/S B Shares	970,000	108,130
Danske Bank A/S	2,619,000	107,534
* Vestas Wind Systems A/S	1,237,136	83,800
		299,464
France (9.9%)
^Suez SA	5,239,400	297,618
L’Oreal SA	1,734,336	202,355
Total SA	2,546,000	190,934
Groupe Danone	2,358,000	179,045
Natixis	7,541,000	159,822
AXA	3,782,000	151,152
Essilor International SA	2,333,000	141,309
Schneider Electric SA	949,764	125,574
STMicroelectronics NV	6,932,000	120,438
Societe Generale Class A	610,000	97,952
Pernod Ricard SA	355,020	74,561
Cie. de St. Gobain SA	609,302	65,986
		1,806,746
Germany (7.2%)
Siemens AG	1,886,000	236,619
SAP AG	3,723,500	201,018
Deutsche Bank AG	1,540,754	190,222
Adidas AG	2,576,510	151,296
Deutsche Telekom AG	6,731,000	125,158
Porsche AG	64,800	115,831
Celesio AG	1,522,800	95,196
Bayerische Motoren
Werke AG	1,457,300	88,548
Linde AG	648,985	76,208
^Solarworld AG	791,698	39,025
		1,319,121
Greece (0.9%)
National Bank of
Greece SA	1,440,000	85,420
EFG Eurobank Ergasias	2,188,000	74,246
* EFG Eurobank Ergasias
Rights Exp. 9/24/07	2,188,000	2,355
		162,021
Hong Kong (3.3%)
Esprit Holdings Ltd.	8,875,400	128,928
Industrial and Commercial
Bank of China	178,473,000	116,381
Hong Kong Exchanges &
Clearing Ltd.	6,010,000	110,909
Jardine Matheson
Holdings Ltd.	3,663,200	95,117
Hutchison
Telecommunications
International Ltd.	48,438,000	63,314
CNOOC Ltd.	44,035,000	54,033
China Overseas Land &
Investment Ltd.	18,784,000	39,116

15

*	China Overseas Land
	Warrants Exp. 8/27/08	1,333	1
			607,799
India (1.7%)
*[2]	Satyam Computer
	Services Ltd.
	Warrants Exp. 10/13/10	10,823,000	119,431
	Infosys Technologies Ltd.	2,415,400	109,850
*[2]	State Bank of India
	Warrants Exp. 01/28/09	2,024,000	79,858
			309,139
Indonesia (0.2%)
	PT Indonesian
	Satellite Corp. Tbk	56,272,000	43,434

Ireland (1.2%)
	Anglo Irish Bank Corp.
	PLC	6,415,000	119,737
	Allied Irish Banks PLC	3,997,260	101,892
			221,629
Israel (0.5%)
	Teva Pharmaceutical
	Industries Ltd.
	Sponsored ADR	2,153,900	92,618

Italy (3.4%)
	Unicredito Italiano SpA	40,613,553	348,888
	Intesa Sanpaolo SpA	35,180,662	265,873
			614,761
Japan (14.2%)
	Toyota Motor Corp.	3,979,000	230,420
	Orix Corp.	867,940	184,274
	Sony Corp.	3,631,600	173,864
	Canon, Inc.	2,718,700	155,182
	Mitsui & Co., Ltd.	7,360,000	152,994
	Honda Motor Co., Ltd.	4,409,000	144,915
	SMC Corp.	1,055,800	140,253
	Mitsui Sumitomo
	Insurance Co.	11,447,000	129,171
^	Square Enix Co., Ltd	3,837,600	118,989
	Sumitomo Mitsui
	Financial Group, Inc.	14,800	116,742
	Sumitomo Electric
	Industries Ltd.	6,558,000	104,229
	T & D Holdings, Inc.	1,736,000	100,795
	Takashimaya Co.	8,257,000	88,680
^	Ebara Corp.	19,171,000	86,234
	Hoya Corp.	2,310,700	80,117
	Japan Tobacco, Inc.	12,639	70,191
	Sumitomo Realty &
	Development Co.	1,862,000	60,895
	KDDI Corp.	7,867	60,675
	Yamada Denki Co., Ltd.	596,500	59,920

16

Sumitomo Heavy
Industries Ltd.	5,223,000	58,389
Rakuten, Inc.	156,452	57,992

Asahi Glass Co., Ltd.	3,937,000	49,228
Nissan Motor Co., Ltd.	5,012,000	47,879
THK Co., Inc.	2,145,000	43,901
*	Jupiter Telecommunications
Co., Ltd.	49,727	38,106
Tokyu Corp.	5,775,000	36,014
		2,590,049
Mexico (1.2%)
* Cemex SAB de CV ADR	3,324,000	107,332
America Movil SA de
CV Series L ADR	1,403,500	84,856
Wal-Mart de Mexico SA	8,200,000	29,179
		221,367
Netherlands (2.6%)
TNT NV	2,846,000	120,417
Mittal Steel Co. NV	1,804,000	118,848
Reed Elsevier NV	4,736,000	85,438
Heineken Holding NV	1,471,074	80,772
ING Groep NV	1,794,000	72,202
		477,677
Russia (0.6%)
* OAO Gazprom ADR	2,634,100	109,558

Singapore (0.5%)
Singapore
Telecommunications Ltd.	38,523,950	92,135

South Korea (2.1%)
Daewoo
Shipbuilding & Marine
Engineering Co., Ltd.	5,198,000	310,352
Samsung Fire &
Marine Insurance Co.	186,900	36,351
Shinsegae Co., Ltd.	51,800	34,233
		380,936
Spain (1.7%)
Telefonica SA	6,970,000	173,328
Industria de Diseno
Textil SA	2,325,885	136,550
		309,878
Sweden (3.5%)
Atlas Copco AB—
A Shares	13,330,427	222,666
Sandvik AB	8,020,700	163,921
Telefonaktiebolaget LM
Ericsson AB Class B	32,249,270	119,988
Skandinaviska Enskilda
Banken AB A Shares	2,836,944	85,957
Svenska Handelsbanken

17

AB A Shares	1,471,406	41,010
		633,542
Switzerland (7.3%)
Nestle SA (Registered)	634,000	276,323
Roche Holdings AG	1,466,000	255,370

Novartis AG (Registered)	4,447,000	234,423
Cie. Financiere
Richemont AG	2,862,400	177,649
UBS AG	2,947,800	154,347
Syngenta AG	671,000	125,701
Geberit AG	494,180	72,965
Adecco SA (Registered)	505,797	33,053
		1,329,831
Taiwan (1.1%)
Hon Hai Precision
Industry Co., Ltd.	15,643,200	116,093
Taiwan Semiconductor
Manufacturing Co., Ltd.	41,706,551	79,185
		195,278
United Kingdom (21.6%)
Rio Tinto PLC	6,737,800	465,410
Tesco PLC	50,620,000	435,187
BG Group PLC	19,827,000	317,290
Royal Dutch Shell PLC
Class A
(Amsterdam Shares)	6,219,000	240,890
Standard Chartered PLC	7,702,800	238,381
WPP Group PLC	14,547,000	207,409
Rolls-Royce Group PLC	18,028,000	186,267
SABMiller PLC	6,647,000	182,840
AstraZeneca Group PLC	3,583,000	176,583
Royal Bank of
Scotland Group PLC	14,961,000	173,849
Barclays PLC	9,453,000	117,176
Rexam PLC	10,776,000	113,941
Signet Group PLC	58,354,519	111,656
Reckitt Benckiser PLC	1,880,000	102,514
Meggitt PLC	14,917,500	96,086
The Sage Group PLC	19,048,000	91,025
Smith & Nephew PLC	7,692,000	90,623
Experian Group Ltd.	8,264,693	87,399
Burberry Group PLC	7,019,000	86,741
Northern Rock PLC	4,854,199	72,256
Rentokil Initial PLC	20,314,000	71,151
Vodafone Group PLC	21,687,000	70,085
Wolseley PLC	3,012,000	63,296
Smiths Group PLC	3,100,667	61,838
Capita Group PLC	3,670,000	55,679
Bunzl PLC	2,439,000	34,018
		3,949,590

18

Total Common Stocks
(Cost $13,418,105)		17,696,305
Temporary Cash Investments (3.3%)[1]
Money Market Fund (3.2%)
[3] Vanguard Market
Liquidity Fund, 5.247%	536,978,372	536,978
[3] Vanguard Market
Liquidity Fund,
5.247%—Note G	42,921,569	42,922
		579,900

	Face
	Amount
	($000)
U.S. Agency Obligation (0.1%)
[4] Federal Home Loan
Mortgage Corp.
[5] 5.213%, 10/9/07	25,000	24,868
Total Temporary Cash Investments
(Cost $604,764)		604,768
Total Investments (100.1%)
(Cost $14,022,869)		18,301,073
Other Assets and Liabilities (–0.1%)
Other Assets—Note C		98,791
Liabilities—Note G		(120,839)
		(22,048)
Net Assets (100%)		18,279,025

19

At August 31, 2007, net assets consisted of:[6]
Amount
($000)
Paid-in Capital	12,486,613
Undistributed Net Investment Income	316,265
Accumulated Net Realized Gains	1,211,356
Unrealized Appreciation (Depreciation)
Investment Securities	4,278,204
Futures Contracts	(17,235)
Foreign Currencies and
Forward Currency Contracts	3,822
Net Assets	18,279,025

Investor Shares—Net Assets
Applicable to 505,858,389 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)	13,219,460
Net Asset Value Per Share—
Investor Shares	$26.13

Admiral Shares—Net Assets
Applicable to 60,770,106 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)	5,059,565
Net Asset Value Per Share—
Admiral Shares	$83.26

•  See Note A in Notes to Financial Statements .

*  Non-income-producing security.

^  Part of security position is on loan to broker-dealers. See Note G in Notes to Financial Statements .

1  The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 98.7% and 1.4%, respectively, of net assets. See Note E in Notes to Financial Statements .

2  Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2007, the aggregate value of these securities was $199,289,000, representing 1.1% of net assets.

3  Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

4  The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government. If needed, access to additional funding from the U.S. Treasury (beyond the issuer’s line of credit) would require congressional action.

5  Securities with a value of $24,868,000 have been segregated as initial margin for open futures contracts.

6  See Note E in Notes to Financial Statements for the tax-basis components of net assets.

ADR—American Depositary Receipt.

20

Statement of Operations

Year Ended
August 31, 2007
($000)
Investment Income
Income
Dividends[1]	451,506
Interest[2]	25,509
Security Lending	15,871
Total Income	492,886
Expenses
Investment Advisory Fees—Note B
Basic Fee	20,781
Performance Adjustment	1,676
The Vanguard Group—Note C
Management and Administrative—Investor Shares	39,951
Management and Administrative—Admiral Shares	5,669
Marketing and Distribution—Investor Shares	2,143
Marketing and Distribution—Admiral Shares	731
Custodian Fees	4,864
Auditing Fees	33
Shareholders’ Reports—Investor Shares	282
Shareholders’ Reports—Admiral Shares	8
Trustees’ Fees and Expenses	25
Total Expenses	76,163
Expenses Paid Indirectly—Note D	(446)
Net Expenses	75,717
Net Investment Income	417,169
Realized Net Gain (Loss)
Investment Securities Sold	1,555,258
Futures Contracts	45,682
Foreign Currencies and Forward Currency Contracts	3,225
Realized Net Gain (Loss)	1,604,165
Change in Unrealized Appreciation (Depreciation)
Investment Securities	1,027,430
Futures Contracts	(33,588)
Foreign Currencies and Forward Currency Contracts	3,336
Change in Unrealized Appreciation (Depreciation)	997,178
Net Increase (Decrease) in Net Assets Resulting from Operations	3,018,512

1  Dividends are net of foreign withholding taxes of $17,279,000.

2  Interest income from an affiliated company of the fund was $24,288,000.

21

Statement of Changes in Net Assets

	Year Ended August 31,
	2007	2006
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	417,169	317,007
Realized Net Gain (Loss)	1,604,165	1,181,387
Change in Unrealized Appreciation (Depreciation)	997,178	1,137,455
Net Increase (Decrease) in Net Assets Resulting from Operations	3,018,512	2,635,849
Distributions
Net Investment Income
Investor Shares	(236,800)	(151,413)
Admiral Shares	(88,348)	(48,917)
Realized Capital Gain [1]
Investor Shares	(909,670)	(128,906)
Admiral Shares	(312,400)	(38,055)
Total Distributions	(1,547,218)	(367,291)
Capital Share Transactions—Note H
Investor Shares	1,670,489	544,778
Admiral Shares	1,165,318	795,669
Net Increase (Decrease) from Capital Share Transactions	2,835,807	1,340,447
Total Increase (Decrease)	4,307,101	3,609,005
Net Assets
Beginning of Period	13,971,924	10,362,919
End of Period[2]	18,279,025	13,971,924

1  Includes fiscal 2007 and 2006 short-term gain distributions totaling $280,908,000 and $43,463,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2  Net Assets—End of Period includes undistributed net investment income of $316,265,000 and $228,253,000.

22

Financial Highlights

Investor Shares
	Year Ended August 31,
For a Share Outstanding Throughout Each Period	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$23.97	$19.83	$16.33	$14.01	$12.97
Investment Operations
Net Investment Income	.594	.541	.341	.27	.19
Net Realized and Unrealized Gain (Loss)
on Investments	4.132	4.284	3.474	2.26	1.03
Total from Investment Operations	4.726	4.825	3.815	2.53	1.22
Distributions
Dividends from Net Investment Income	(.530)	(.370)	(.315)	(.21)	(.18)
Distributions from Realized Capital Gains	(2.036)	(.315)	—	—	—
Total Distributions	(2.566)	(.685)	(.315)	(.21)	(.18)
Net Asset Value, End of Period	$26.13	$23.97	$19.83	$16.33	$14.01

Total Return[1]	20.87%	24.79%	23.54%	18.14%	9.62%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$13,219	$10,466	$8,182	$6,797	$5,458
Ratio of Total Expenses to Average Net Assets[2]	0.51%	0.55%	0.60%	0.63%	0.69%
Ratio of Net Investment Income to
Average Net Assets	2.47%	2.52%	1.89%	1.69%	1.57%
Portfolio Turnover Rate	41%	45%	48%	45%	59%

1  Total returns do not reflect the 2% fee assessed on redemptions of shares purchased on or after June 27, 2003, and held for less than two months or the account service fee that may be applicable to certain accounts with balances below $10,000.

2  Includes performance-based investment advisory fee increases (decreases) of 0.01%, (0.01%), (0.01%), 0.00%, and 0.01%.

23

Admiral Shares
			Year Ended August 31,
For a Share Outstanding Throughout Each Period	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$76.36	$63.15	$51.96	$44.57	$41.27
Investment Operations
Net Investment Income	2.051	1.861	1.222	.93	.681
Net Realized and Unrealized Gain (Loss)
on Investments	13.159	13.639	11.063	7.21	3.264
Total from Investment Operations	15.210	15.500	12.285	8.14	3.945
Distributions
Dividends from Net Investment Income	(1.832)	(1.288)	(1.095)	(.75)	(.645)
Distributions from Realized Capital Gains	(6.478)	(1.002)	—	—	—
Total Distributions	(8.310)	(2.290)	(1.095)	(.75)	(.645)
Net Asset Value, End of Period	$83.26	$76.36	$63.15	$51.96	$44.57

Total Return[1]	21.11%	25.03%	23.84%	18.36%	9.80%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$5,060	$3,506	$2,181	$1,262	$1,044
Ratio of Total Expenses to
Average Net Assets[2]	0.31%	0.35%	0.40%	0.45%	0.51%
Ratio of Net Investment Income to
Average Net Assets	2.67%	2.72%	2.07%	1.86%	1.76%
Portfolio Turnover Rate	41%	45%	48%	45%	59%

1  Total returns do not reflect the 2% fee assessed on redemptions of shares purchased on or after June 27, 2003, and held for less than two months.

2  Includes performance-based investment advisory fee increases (decreases) of 0.01%, (0.01%), (0.01%), 0.00%, and 0.01%. See accompanying Notes, which are an integral part of the Financial Statements .

24

Notes to Financial Statements

Vanguard International Growth Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund files reports with the SEC under the company name Vanguard World Funds. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of United States corporations. The fund offers two classes of shares, Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, tenure, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures and Forward Currency Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining exposure to the European and Pacific stock markets while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

The fund may also enter into forward currency contracts to provide the appropriate currency exposure related to any open futures contracts or to protect the value of securities and related receivables and payables against changes in foreign exchange rates. The primary risk associated with the fund’s use of these contracts is that a counterparty will fail to fulfill its obligation to pay

25

gains due to the fund under the contracts.

Futures and forward currency contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures or forward currency contracts.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Schroder Investment Management North America Inc. and Baillie Gifford Overseas Ltd. each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee of each advisor is subject to quarterly adjustments based on performance for the preceding three years relative to the Morgan Stanley Capital International Europe, Australasia, Far East Index.

The Vanguard Group manages the cash reserves of the fund on an at-cost basis.

For the year ended August 31, 2007, the aggregate investment advisory fee represented an effective annual basic rate of 0.13% of the fund’s average net assets, before an increase of $1,676,000 (0.01%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At August 31, 2007, the fund had contributed capital of $1,619,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 1.62% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. The fund’s custodian bank has also agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended August 31, 2007, these arrangements reduced the fund’s management and administrative expenses by $392,000 and custodian fees by $54,000.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or

26

temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended August 31, 2007, the fund realized net foreign currency gains of $395,000, which increased distributable net income for tax purposes; accordingly, such gains have been reclassified from accumulated net realized gains to undistributed net investment income. Certain of the fund’s investments are in securities considered to be “passive foreign investment companies,” for which any unrealized appreciation and/or realized gains are required to be included in distributable net income for tax purposes. During the year ended August 31, 2007, the fund realized gains on the sale of passive foreign investment companies of $20,388,000, which have been included in current year taxable income; accordingly, such gains have been reclassified from accumulated net realized gains to undistributed net investment income. Unrealized appreciation of $34,380,000 on the fund’s passive foreign investment company holdings through October 31, 2006 (the most recent previous mark-to-market date for tax purposes), has been distributed and is reflected in the balance of undistributed net income. Since October 31, 2006, the fund’s passive foreign investment company holdings have depreciated in value by $32,057,000, reducing the amount of taxable income available for distribution as of August 31, 2007. Unrealized appreciation on the fund’s passive foreign investment company holdings at August 31, 2007, was $2,323,000.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from net investment income and realized capital gains. Accordingly, the fund has reclassified $24,792,000 from undistributed net investment income, and $87,772,000 from accumulated net realized gains, to paid-in capital.

For tax purposes, at August 31, 2007, the fund had $620,654,000 of ordinary income and $945,429,000 of long-term capital gains available for distribution.

At August 31, 2007, the cost of investment securities for tax purposes was $14,025,192,000. Net unrealized appreciation of investment securities for tax purposes was $4,275,881,000, consisting of unrealized gains of $4,703,648,000 on securities that had risen in value since their purchase and $427,767,000 in unrealized losses on securities that had fallen in value since their purchase.

At August 31, 2007, the aggregate settlement value of open futures contracts expiring in September 2007 and the related unrealized appreciation (depreciation) were:

			($000)
		Aggregate	Unrealized
	Number of	Settlement	Appreciation
Futures Contracts	Long Contracts	Value	(Depreciation)
Dow Jones EURO STOXX 50 Index	2,325	136,164	(4,730)
FTSE 100 Index	741	94,394	(4,061)
Topix Index	613	85,222	(8,234)
S&P ASX 200 Index	274	34,891	(210)

At August 31, 2007, the fund had open forward currency contracts to receive and deliver currencies as follows:

27

					Unrealized
					Appreciation
	Contract Amount (000)				(Depreciation)
Contract Settlement Date	Receive			Deliver	($000)
9/26/2007	EUR	95,523	USD	129,224	1,136
9/26/2007	GBP	44,146	USD	88,029	967
9/19/2007	JPY	9,513,500	USD	79,322	3,004
9/26/2007	AUD	38,294	USD	32,636	(1,479)
AUD—Australian dollar.
EUR—Euro.
GBP—British pound.
JPY—Japanese yen.
USD—U.S. dollar.

Unrealized appreciation (depreciation) on open forward currency contracts is treated as realized gain (loss) for tax purposes.

The fund had net unrealized foreign currency gains of $194,000 resulting from the translation of other assets and liabilities at August 31, 2007.

F. During the year ended August 31, 2007, the fund purchased $8,261,136,000 of investment securities and sold $6,616,448,000 of investment securities other than temporary cash investments.

G. The market value of securities on loan to broker-dealers at August 31, 2007, was $41,098,000, for which the fund received cash collateral of $42,922,000.

H. Capital share transactions for each class of shares were:

28

	Year Ended August 31,
		2007		2006
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	2,549,115	101,410	2,259,984	101,241
Issued in Lieu of Cash Distributions	1,123,137	47,631	271,640	12,831
Redeemed[1]	(2,001,763)	(79,750)	(1,986,846)	(90,034)
Net Increase (Decrease)—Investor Shares	1,670,489	69,291	544,778	24,038
Admiral Shares
Issued	1,325,389	16,528	1,212,240	17,312
Issued in Lieu of Cash Distributions	373,586	4,979	78,427	1,165
Redeemed[1]	(533,657)	(6,648)	(494,998)	(7,108)
Net Increase (Decrease)—Admiral Shares	1,165,318	14,859	795,669	11,369

I. In June 2006, the Financial Accounting Standards Board issued Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes.” FIN 48 establishes the minimum threshold for recognizing, and a system for measuring, the benefits of tax-return positions in financial statements, and is effective for the fund’s fiscal year beginning September 1, 2007. Management has analyzed the fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended August 31, 2004–2007) for purposes of implementing FIN 48, and has concluded that as of August 31, 2007, no provision for income tax would be required in the fund’s financial statements.

1  Net of redemption fees of $692,000 and $1,093,000 (fund totals).

29

Report of Independent Registered

Public Accounting Firm

To the Trustees of Vanguard World Funds and the Shareholders of Vanguard International Growth Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard International Growth Fund (the “Fund”) at August 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2007 by correspondence with the custodian and brokers and by agreement to the underlying ownership records for Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

October 10, 2007

Special 2007 tax information (unaudited) for Vanguard International Growth Fund

This information for the fiscal year ended August 31, 2007, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $1,008,042,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

The fund distributed $202,210,000 of qualified dividend income to shareholders during the fiscal year.

The fund will pass through to shareholders foreign source income of $467,996,000 and foreign taxes paid of $16,490,000. The pass-through of foreign taxes paid will affect only shareholders on the dividend record date in December 2007. Shareholders will receive more detailed information along with their Form 1099-DIV in January 2008.

30

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2007. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for Investor Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: International Growth Fund Investor Shares[1]
Periods Ended August 31, 2007
	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	20.87%	19.27%	8.16%
Returns After Taxes on Distributions	18.52	18.42	7.17
Returns After Taxes on Distributions and Sale of Fund Shares	15.04	16.69	6.67

1  Total returns do not reflect the 2% fee assessed on redemptions of shares purchased on or after June 27, 2003, and held for less than two months, nor do they include the account service fee that may be applicable to certain accounts with balances below $10,000.

31

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended August 31, 2007
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
International Growth Fund	2/28/2007	8/31/2007	Period[1]
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,091.02	$2.58
Admiral Shares	1,000.00	1,092.22	1.48
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,022.74	$2.50
Admiral Shares	1,000.00	1,023.79	1.43

1  The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.49% for Investor Shares and 0.28% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

32

Note that the expenses shown in the table on the previous page are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include the 2% fee that applies to shares purchased on or after June 27, 2003, and held for less than two months, nor do they include the account service fee described in the prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

33

Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund’s beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

34

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members’ responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Chairman of the Board, Chief Executive Officer, and Trustee

John J. Brennan[1]
Born 1954	Principal Occupation(s) During the Past Five Years: Chairman of the Board, Chief Executive
Trustee since May 1987;	Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment
Chairman of the Board and	companies served by The Vanguard Group.
Chief Executive Officer
147 Vanguard Funds Overseen

Independent Trustees

Charles D. Ellis
Born 1937	Principal Occupation(s) During the Past Five Years: Applecore Partners (pro bono ventures
Trustee since January 2001	in education); Senior Advisor to Greenwich Associates (international business strategy
147 Vanguard Funds Overseen	consulting); Successor Trustee of Yale University; Overseer of the Stern School of Business
at New York University; Trustee of the Whitehead Institute for Biomedical Research.

Rajiv L. Gupta
Born 1945	Principal Occupation(s) During the Past Five Years: Chairman, President, and
Trustee since December 2001[2]	Chief Executive Officer of Rohm and Haas Co. (chemicals); Board Member of
147 Vanguard Funds Overseen	the American Chemistry Council; Director of Tyco International, Ltd. (diversified manufacturing and services) since 2005; Trustee of Drexel University and of the
Chemical Heritage Foundation.

Amy Gutmann
Born 1949	Principal Occupation(s) During the Past Five Years: President of the University of
Trustee since June 2006	Pennsylvania since 2004; Professor in the School of Arts and Sciences, Annenberg School
147 Vanguard Funds Overseen	for Communication, and Graduate School of Education of the University of Pennsylvania
since 2004; Provost (2001–2004) and Laurance S. Rockefeller Professor of Politics and
the University Center for Human Values (1990–2004), Princeton University; Director of
Carnegie Corporation of New York since 2005 and of Schuylkill River Development
Corporation and Greater Philadelphia Chamber of Commerce since 2004.

JoAnn Heffernan Heisen
Born 1950	Principal Occupation(s) During the Past Five Years: Corporate Vice President and
Trustee since July 1998	Chief Global Diversity Officer since 2006, Vice President and Chief Information
147 Vanguard Funds Overseen	Officer (1997–2005), and Member of the Executive Committee of Johnson &
Johnson (pharmaceuticals/consumer products); Director of the University Medical
Center at Princeton and Women’s Research and Education Institute.

André F. Perold
Born 1952	Principal Occupation(s) During the Past Five Years: George Gund Professor of Finance
Trustee since December 2004	and Banking, Harvard Business School; Senior Associate Dean, Director of Faculty
147 Vanguard Funds Overseen	Recruiting, and Chair of Finance Faculty, Harvard Business School; Director and Chairman
of UNX, Inc. (equities trading firm) since 2003; Chair of the Investment Committee of
HighVista Strategies LLC (private investment firm) since 2005.

Alfred M. Rankin, Jr.
Born 1941	Principal Occupation(s) During the Past Five Years: Chairman, President, Chief Executive
Trustee since January 1993	Officer, and Director of NACCO Industries, Inc. (forklift trucks/housewares/lignite); Director
147 Vanguard Funds Overseen	of Goodrich Corporation (industrial products/aircraft systems and services).

J. Lawrence Wilson
Born 1936	Principal Occupation(s) During the Past Five Years: Retired Chairman and Chief Executive
Trustee since April 1985	Officer of Rohm and Haas Co. (chemicals); Director of Cummins Inc. (diesel engines) and
147 Vanguard Funds Overseen	AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University and of Culver Educational Foundation.

Executive Officers[1]

Thomas J. Higgins
Born 1957	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.;
Treasurer since July 1998	Treasurer of each of the investment companies served by The Vanguard Group.
147 Vanguard Funds Overseen

Heidi Stam
Born 1956	Principal Occupation(s) During the Past Five Years: Managing Director of The Vanguard
Secretary since July 2005	Group, Inc., since 2006; General Counsel of The Vanguard Group since 2005; Secretary of
147 Vanguard Funds Overseen	The Vanguard Group, and of each of the investment companies served by The Vanguard
Group, since 2005; Principal of The Vanguard Group (1997–2006).

Vanguard Senior Management Team

R. Gregory Barton	Kathleen C. Gubanich	F. William McNabb, III	Ralph K. Packard
Mortimer J. Buckley	Paul A. Heller	Michael S. Miller	George U. Sauter

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1  Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.

2  December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

More information about the trustees is in the Statement of Additional Information,available from The Vanguard Group.

P.O. Box 2600

Valley Forge, PA 19482-2600

Connect with Vanguard® > www.vanguard.com

Fund Information > 800-662-7447	Vanguard, Admiral, Connect with Vanguard , and the ship
logo are trademarks of The Vanguard Group, Inc.
Direct Investor Account Services > 800-662-2739
All other marks are the exclusive property of their
Institutional Investor Services > 800-523-1036	respective owners.

Text Telephone for People
With Hearing Impairment > 800-952-3335	All comparative mutual fund data are from Lipper Inc.
or Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting our website, www.vanguard.com,
This material may be used in conjunction	and searching for “proxy voting guidelines,” or by calling
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.	Vanguard at 800-662-2739. They are also available from
the SEC’s website, www.sec.gov. In addition, you may
obtain a free report on how your fund voted the proxies for
securities it owned during the 12 months ended June 30.
To get the report, visit either www.vanguard.com
or www.sec.gov.

You can review and copy information about your fund
at the SEC’s Public Reference Room in Washington, D.C.
To find out more about this public service, call the SEC
at 202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-0102.

© 2007 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q810 102007

Vanguard® FTSE Social Index Fund Annual Report

August 31, 2007

>  Vanguard FTSE Social Index Fund returned 10.7% for Investor Shares and 11.0% for Institutional Shares in the 12 months ended August 31, 2007.

>  During the fund’s fiscal year, the broad U.S. stock market returned 15.6%. Stocks climbed throughout much of the year, then retreated as the weak housing market spawned concerns in other areas of the economy.

>  Information technology and consumer discretionary stocks were top contributors to the fund’s total return, but its significant allocation to financial stocks restrained overall performance.

Contents

Your Fund’s Total Returns	1
Chairman’s Letter	2
Fund Profile	6
Performance Summary	7
Financial Statements	9
Your Fund’s After-Tax Returns	22
About Your Fund’s Expenses	23
Trustees Approve Advisory Arrangement	25
Glossary	26

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the cover of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Total Returns

Fiscal Year Ended August 31, 2007
	Ticker	Total
	Symbol	Returns
Vanguard FTSE Social Index Fund
Investor Shares	VFTSX	10.7%
Institutional Shares[1]	VFTNX	11.0
FTSE4Good US Select Index		11.0
Average Large-Cap Growth Fund[2]		17.0
Dow Jones Wilshire 5000 Index		15.6

Your Fund’s Performance at a Glance
August 31, 2006–August 31, 2007
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard FTSE Social Index Fund
Investor Shares	$8.51	$9.30	$0.120	$0.000
Institutional Shares	8.52	9.32	0.132	0.000

1  This class of shares carries lower expenses and is available for a minimum initial investment of $5 million.

2  Derived from data provided by Lipper Inc.

1

Chairman’s Letter

Dear Shareholder,

For the fiscal year ended August 31, 2007, Vanguard FTSE Social Index Fund returned 10.7% for Investor Shares and 11.0% for Institutional Shares. The fund achieved its primary objective of closely tracking its target index.

Although returns were strong through much of the year, the fund’s performance faltered in the stock market’s volatile summer months. For the full fiscal year, the FTSE Social Index Fund trailed the results of the broad stock market and the average return of funds in its peer group.

If you hold shares of the fund in a taxable account, you may wish to review our report on after-tax returns on page 22.

For the U.S. stock market, a nervous finish to the year

U.S. stocks produced a solid return for the fiscal year, despite a midsummer pullback. The market retreated as problems with low-quality mortgage loans rippled through investment portfolios. Financial stocks, which account for a big share of the U.S. market’s value, were the hardest hit as investment banking and consumer lending businesses throttled back.

The broad U.S. stock market returned 15.6% for the year, after hitting a high-water mark in July. Large-capitalization stocks bested small-caps, and growth-oriented stocks outperformed their value-oriented counterparts during the fiscal period, which ended amid a growing aversion to risk. Though not immune from the turmoil in U.S. credit markets, international stocks handily outperformed U.S. stocks for the full 12 months.

Bond markets rebounded as investors sought safety

As investors sought refuge from the rough and tumble of stock and corporate bond markets, U.S. Treasury bond prices rose, and yields fell. The declines in yield were most pronounced among Treasury securities with the shortest maturities.

Falling short-term yields helped restore the yield curve—which illustrates the relationship between short- and long-term bond yields—to its typical, upward-sloping pattern. At the start of the period, the curve had been mildly inverted. The broad taxable bond market returned 5.3% for the year. Lacking the boost from the late-summer rally in Treasuries, tax-exempt municipal securities returned less.

The fund’s financial stocks crimped its overall return

During its fiscal year, Vanguard FTSE Social Index Fund returned a solid 10.7% for Investor Shares and closely tracked its target benchmark, the FTSE4Good US Select Index. The index, constructed to emphasize socially conscious investing, considers three broad categories of social responsibility: preserving the environment, upholding and supporting human rights, and fostering a safe and healthy workplace.

2

Market Barometer
	Average Annual Total Returns
	Periods Ended August 31, 2007
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	15.3%	12.8%	12.5%
Russell 2000 Index (Small-caps)	11.4	14.5	16.6
Dow Jones Wilshire 5000 Index (Entire market)	15.6	13.4	13.3
MSCI All Country World Index ex USA (International)	23.0	25.2	22.0

Bonds
Lehman U.S. Aggregate Bond Index (Broad taxable market)	5.3%	3.7%	4.3%
Lehman Municipal Bond Index	2.3	3.5	4.2
Citigroup 3-Month Treasury Bill Index	5.1	3.9	2.8

CPI
Consumer Price Index	2.0%	3.1%	2.8%

These criteria give the index a profile distinct from the overall stock market (as measured by the Dow Jones Wilshire 5000 Index). For example, the FTSE index has smaller allocations to sectors such as industrials, energy, and consumer staples, and greater exposure to financials, health care, and consumer discretionary.

Those differences were underscored in the second half of the fiscal year. The fund posted strong results through much of the period, but lost ground to the broader stock market indexes in June and July. The fund’s significant investment in financial stocks (which represented almost 40% of assets, on average) was a key factor. Concerns over the stagnant housing market and the ensuing subprime lending crisis reverberated throughout the financial sector. As a group, the fund’s financial stocks returned 4% for the 12 months. Real estate investment trusts and mortgage lenders were hit especially hard.

The financials group was one of only two sectors that failed to post a double-digit return for the year. The other was health care, the FTSE index’s second-largest sector, which returned 9%. Pharmaceutical and health equipment companies fared well, but biotech firms had only modest gains.

The sectors that contributed most to the fund’s total return were information technology (+25%) and consumer discretionary (+16%). Gains in these two sizable segments represented nearly half of the fund’s total return. In tech,

3

Expense Ratios[1]
Your fund compared with its peer group
			Average
	Investor	Institutional	Large-Cap
	Shares	Shares	Growth Fund
FTSE Social Index Fund	0.24%	0.11%	1.43%

Total Returns
May 31, 2000,[2] through August 31, 2007
Average
Annual Return
FTSE Social Index Fund Investor Shares	–0.1%
Spliced Social Index[3]	0.1%
Average Large-Cap Growth Fund[4]	–2.8%
Dow Jones Wilshire 5000 Index	3.4%

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

1  Fund expense ratios reflect the 12 months ended August 31, 2007. Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2006.

2  Fund inception.

3  Calvert Social Index through December 16, 2005; FTSE4Good US Select Index thereafter.

4  Derived from data provided by Lipper Inc.

4

semiconductor stocks made large contributions, as did Apple, a standout that returned over 100% during the year. Consumer discretionary stocks were led by strong returns among restaurants, Internet retailers, and general merchandisers such as Target (+37%).

Returns were also strong across the fund’s six smaller sectors, each of which represented less than 5% of assets, on average. Their returns ranged from 11% in consumer staples to 32% in materials.

Bear market still shadows the fund’s long-term record

The fund was launched in May 2000, near the height of a run-up in the stock market. After three months of healthy returns, the fund endured two years of a deep and painful bear market. As a result, its average annual return since inception is slightly negative, trailing the average returns of large-capitalization growth funds and the broad stock market.

Although the fund is still emerging from the long shadow of that bear market, it has built a respectable track record in the past five years. As of August 31, the fund’s average annual return for that period was 10.4% (for Investor Shares). And while the performance of an index fund is largely dependent on the performance of its benchmark, the fund’s advisor, Vanguard Quantitative Equity Group, has done a fine job of making sure the fund hews closely to its target. The fund’s low expenses (among the lowest for any socially responsible fund) have been an important part of its success.

Diversification is critical in shifting investment landscapes

In several of our past letters to FTSE Social Index Fund shareholders, we noted that the fund’s relatively large commitment to financial stocks boosted performance. In the last few months, however, the investment landscape shifted. Financials were the poorest performers in the portfolio. And, although the fund’s 10.7% fiscal-year return was indeed respectable, the jockeying among the fund’s underlying sectors illustrates just how quickly the stock market’s sweet spots can turn sour.

Unfortunately, no one can predict the performance of different market segments or asset classes. That’s why achieving balance and diversification across stock, bond, and money market funds is so important—in good times and bad.

For socially conscious investors who are also mindful of expenses, the FTSE Social Index Fund can play an important role in a long-term investment strategy.

Thank you for investing with Vanguard.

Sincerely,

John J. Brennan

Chairman and Chief Executive Officer

September 13, 2007

5

Fund Profile

As of August 31, 2007

Portfolio Characteristics
		Target	Broad
	Fund	Index[1]	Index[2]
Number of Stocks	415	419	4,898
Median Market Cap	$28.9B	$28.6B	$33.3B
Price/Earnings Ratio	17.0x	17.0x	17.5x
Price/Book Ratio	2.5x	2.5x	2.8x
Yield		1.7%	1.7%
Investor Shares	1.5%
Institutional Shares	1.6%
Return on Equity	17.9%	17.8%	18.7%
Earnings Growth Rate	20.1%	20.1%	21.5%
Foreign Holdings	0.5%	0.5%	0.0%
Turnover Rate	20%	—	—
Expense Ratio		—	—
Investor Shares	0.24%
Institutional Shares	0.11%
Short-Term Reserves	0%	—	—

Sector Diversification (% of portfolio)
		Target	Broad
	Fund	Index[1]	Index[2]
Consumer Discretionary	15%	15%	11%
Consumer Staples	5	5	8
Energy	2	2	11
Financials	38	38	20
Health Care	17	17	11
Industrials	4	4	12
Information Technology	16	16	16
Materials	1	1	4
Telecommunication
Services	2	2	3
Utilities	0	0	4

Volatility Measures[3]
	Fund Versus	Fund Versus
	Spliced Index[4]	Broad Index[2]
R-Squared	1.00	0.91
Beta	1.00	1.03

6

Ten Largest Holdings[5] (% of total net assets)

Bank of America Corp.	diversified
	financial services	3.6%
JPMorgan Chase & Co.	diversified
	financial services	2.5
Intel Corp.	semiconductors	2.4
Wells Fargo & Co.	diversified banks	2.0
Google Inc.	Internet software
	and services	1.9
Apple Inc.	computer hardware	1.9
Merck & Co., Inc.	pharmaceuticals	1.8
Wachovia Corp.	diversified banks	1.5
Comcast Corp. Class A	broadcasting and
	cable television	1.3
Abbott Laboratories	pharmaceuticals	1.3
Top Ten		20.2%

Investment Focus

1  FTSE4Good US Select Index.

2  Dow Jones Wilshire 5000 Index.

3  For an explanation of R-squared, beta, and other terms used here, see the Glossary on page 26.

4  Calvert Social Index through December 16, 2005; FTSE4Good US Select Index thereafter.

5  “Ten Largest Holdings” excludes any temporary cash investments and equity index products.

7

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance May 31, 2000–August 31, 2007

Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended August 31, 2007			Final Value
	One	Five	Since	of a $10,000
	Year	Years	Inception[1]	Investment
FTSE Social Index Fund Investor Shares[2]	10.70%	10.40%	–0.07%	$9,948
Dow Jones Wilshire 5000 Index	15.59	13.28	3.37	12,714
Spliced Social Index[3]	11.01	10.66	0.08	10,061
Average Large-Cap Growth Fund[4]	16.96	9.41	–2.80	8,136

			Final Value
		Since	of a $5,000,000
	One Year	Inception[1]	Investment
FTSE Social Index Fund Institutional Shares	10.95%	10.41%	7,905,286
Dow Jones Wilshire 5000 Index	15.59	13.87	9,121,542
Spliced Social Index[3]	11.01	10.48	7,930,529

1  Performance for the fund and its comparative standards is calculated since the fund’s inception: May 31, 2000, for Investor Shares and January 14, 2003, for Institutional Shares.

2  Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

3  Calvert Social Index through December 16, 2005; FTSE4Good US Select Index thereafter.

4  Derived from data provided by Lipper Inc.

8

Fiscal-Year Total Returns (%): May 31, 2000–August 31, 2007

Average Annual Total Returns: Periods Ended June 30, 2007

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Since
	Date	Year	Years	Inception
Investor Shares[2]	5/31/2000	17.37%	9.60%	0.43%
Institutional Shares	1/14/2003	17.48	11.72[3]	—

1  Calvert Social Index through December 16, 2005; FTSE4Good US Select Index thereafter.

2  Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

3  Return since inception.

Note: See Financial Highlights tables on pages 17 and 18 for dividend and capital gains information.

9

Financial Statements

Statement of Net Assets

As of August 31, 2007

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (100.1%)
Consumer Discretionary (14.9%)
	Home Depot, Inc.	207,019	7,931
*	Comcast Corp. Class A	299,277	7,808
	The Walt Disney Co.	208,357	7,001
	McDonald’s Corp.	125,618	6,187
	Target Corp.	90,271	5,951
*	Viacom Inc. Class B	66,277	2,615
*	Amazon.com, Inc.	32,495	2,597
*	DIRECTV Group, Inc.	96,371	2,248
	Carnival Corp.	49,110	2,239
	Best Buy Co., Inc.	50,478	2,219
*	Kohl’s Corp.	33,830	2,006
	Clear Channel
	Communications, Inc.	52,199	1,945
	The McGraw-Hill Cos., Inc.	36,151	1,824
	Marriott International, Inc.
	Class A	40,844	1,814
	Staples, Inc.	75,437	1,792
	Garmin Ltd.	17,100	1,741
*	Coach, Inc.	38,930	1,734
	Macy’s Inc.	47,866	1,518
	TJX Cos., Inc.	47,877	1,460
*	Liberty Media Corp.–
	Capital Series A	12,993	1,416
	Nordstrom, Inc.	27,057	1,301

10

*	Liberty Media Corp.–
	Interactive Series A	65,920	1,251
	The Gap, Inc.	63,941	1,200
	Gannett Co., Inc.	24,922	1,171
*	Apollo Group, Inc. Class A	18,254	1,071
*	Bed Bath & Beyond, Inc.	29,193	1,011
	Limited Brands, Inc.	42,090	975
	Genuine Parts Co.	17,913	890
*	Expedia, Inc.	28,972	865
	Virgin Media Inc.	34,486	821
*	Cablevision Systems
	NY Group Class A	24,157	810
*	Liberty Global, Inc. Series C	20,236	798
*	Liberty Global, Inc. Class A	19,478	798
*	IAC/InterActiveCorp	27,402	762
	Tiffany & Co.	14,298	734
	Abercrombie & Fitch Co.	9,274	730
*	Discovery Holding Co. Class A	28,221	709
*	Office Depot, Inc.	28,957	708
*	AutoZone Inc.	5,576	676
*	Comcast Corp. Special Class A	26,044	674
	H & R Block, Inc.	33,901	673
	Royal Caribbean Cruises, Ltd.	16,791	639
*	Mohawk Industries, Inc.	7,210	630
	Darden Restaurants Inc.	14,909	620
	Wyndham Worldwide Corp.	19,182	612
	Idearc Inc.	15,317	523
	D. R. Horton, Inc.	32,994	499
	PetSmart, Inc.	14,273	495
	Family Dollar Stores, Inc.	15,992	468
	Lamar Advertising Co. Class A	8,791	465
*^	Sirius Satellite Radio, Inc.	153,515	456
*	Dollar Tree Stores, Inc.	10,374	451
	American Eagle Outfitters, Inc.	17,394	449
	Pulte Homes, Inc.	26,898	448
*	R.H. Donnelley Corp.	7,500	441
	E.W. Scripps Co. Class A	9,980	410
	Ross Stores, Inc.	14,615	407
*	XM Satellite Radio
	Holdings, Inc.	32,243	402
	Williams-Sonoma, Inc.	11,669	389
	Lennar Corp. Class A	13,540	383
	Brinker International, Inc.	11,948	345
	RadioShack Corp.	14,326	341
	^New York Times Co. Class A	15,213	334
*	NVR, Inc.	594	332
	Tribune Co.	11,895	328
*	AutoNation, Inc.	16,378	311
*	Urban Outfitters, Inc.	13,021	298
*	Career Education Corp.	10,017	298
*	Chico’s FAS, Inc.	18,528	296
	Dow Jones & Co., Inc.	5,010	296
	KB Home	9,438	286

11

	OfficeMax, Inc.	7,883	280
	Foot Locker, Inc.	16,377	274
*	Toll Brothers, Inc.	12,278	262
	Weight Watchers
	International, Inc.	4,138	215
	Washington Post Co. Class B	254	194
*	Getty Images, Inc.	4,794	150
	^The McClatchy Co. Class A	6,038	136
	Centex Corp.	3,318	96
*	Sally Beauty Co. Inc.	1,200	10
			96,943
Consumer Staples (4.7%)
	CVS/Caremark Corp.	155,746	5,890
	Walgreen Co.	104,891	4,727
	Costco Wholesale Corp.	46,954	2,899
	General Mills, Inc.	36,067	2,015
	The Kroger Co.	74,644	1,984
	Kellogg Co.	31,419	1,726
	Avon Products, Inc.	46,306	1,591
	Safeway, Inc.	46,420	1,473
	Campbell Soup Co.	30,732	1,160
	Coca-Cola Enterprises, Inc.	37,471	893
	Wm. Wrigley Jr. Co.	14,565	848
	The Hershey Co.	17,640	820
	Whole Foods Market, Inc.	14,902	660
*	Energizer Holdings, Inc.	5,937	629
	The Pepsi Bottling Group, Inc.	17,947	621
	The Estee Lauder Cos. Inc.
	Class A	11,734	488
	McCormick & Co., Inc.	12,314	441
	Hormel Foods Corp.	10,988	392
	Dean Foods Co.	13,704	368
	PepsiAmericas, Inc.	10,159	301
	Alberto-Culver Co.	10,337	240
	Del Monte Foods Co.	21,278	224
	Wm. Wrigley Jr. Co. Class B	2,416	141
			30,531
Energy (1.9%)
	Apache Corp.	34,525	2,672
	XTO Energy, Inc.	38,462	2,091
	Smith International, Inc.	20,968	1,405
	Peabody Energy Corp.	27,896	1,186
	Sunoco, Inc.	12,838	939
*	Ultra Petroleum Corp.	16,008	855
	CONSOL Energy, Inc.	19,230	767
*	Newfield Exploration Co.	13,621	592
	Pioneer Natural Resources Co.	12,914	530
	Rowan Cos., Inc.	11,641	437
	Patterson-UTI Energy, Inc.	16,496	354
	Teekay Shipping Corp.	5,789	336
	Pogo Producing Co.	6,190	308

12

			12,472
Financial Services (37.9%)
	Capital Markets (7.2%)
	The Goldman Sachs
	Group, Inc.	43,297	7,621
	Morgan Stanley	111,299	6,942
	Merrill Lynch & Co., Inc.	91,305	6,729
	Bank of New York
	Mellon Corp.	118,054	4,773
	Lehman Brothers
	Holdings, Inc.	55,800	3,059
	Charles Schwab Corp.	131,304	2,600
	Franklin Resources Corp.	19,708	2,597
	State Street Corp.	41,661	2,556
	Ameriprise Financial, Inc.	24,775	1,512
	T. Rowe Price Group Inc.	27,782	1,426
	Northern Trust Corp.	23,154	1,423
	Bear Stearns Co., Inc.	12,589	1,368
	Legg Mason Inc.	13,877	1,205
*	E*TRADE Financial Corp.	44,847	699
	A.G. Edwards, Inc.	7,963	666
*	TD Ameritrade Holding Corp.	31,578	573
	Janus Capital Group Inc.	19,587	521
	^Allied Capital Corp.	16,067	479
	SEI Investments Co.	15,688	398

	Commercial Banks (8.2%)
	Wells Fargo & Co.	351,568	12,846
	Wachovia Corp.	201,083	9,849
	U.S. Bancorp	183,115	5,924
	SunTrust Banks, Inc.	37,259	2,934
	PNC Financial Services Group	36,690	2,582
	Regions Financial Corp.	74,072	2,318
	BB&T Corp.	57,102	2,269
	Fifth Third Bancorp	58,194	2,077
	KeyCorp	41,332	1,376
	M & T Bank Corp.	11,423	1,209
	Marshall & Ilsley Corp.	27,307	1,194
	Synovus Financial Corp.	34,411	950
	Comerica, Inc.	16,406	915
	Compass Bancshares Inc.	13,802	902
	Zions Bancorp	11,376	803
	Commerce Bancorp, Inc.	20,145	740
	Huntington Bancshares Inc.	38,536	663
	First Horizon National Corp.	13,338	409
	Associated Banc-Corp	13,358	377
	City National Corp.	5,138	367
	Popular, Inc.	29,395	363
	Commerce Bancshares, Inc.	7,415	346
	UnionBanCal Corp.	5,878	346
	TCF Financial Corp.	13,599	344
	Colonial BancGroup, Inc.	16,099	342
	Valley National Bancorp	12,820	291

13

	Fulton Financial Corp.	18,276	269

	Consumer Finance (2.2%)
	American Express Co.	124,729	7,312
	Capital One Financial Corp.	43,751	2,829
	SLM Corp.	43,484	2,186
*	Discover Financial Services	55,649	1,288
*	AmeriCredit Corp.	12,436	215
	The First Marblehead Corp.	5,041	169
	Student Loan Corp.	494	97
	Diversified Financial Services (7.2%)
	Bank of America Corp.	468,615	23,749
	JPMorgan Chase & Co.	359,098	15,987
	CME Group, Inc.	5,733	3,181
	NYSE Euronext	27,831	2,025
	Moody’s Corp.	28,852	1,323
	CIT Group Inc.	20,285	762

	Insurance (7.0%)
	MetLife, Inc.	77,954	4,993
	Prudential Financial, Inc.	48,753	4,377
	The Travelers Cos., Inc.	69,853	3,530
	The Allstate Corp.	63,859	3,496
	The Hartford Financial
	Services Group Inc.	33,334	2,964
	AFLAC Inc.	51,659	2,754
	The Chubb Corp.	42,280	2,162
	ACE Ltd.	34,626	2,000
	Lincoln National Corp.	28,551	1,738
	The Principal
	Financial Group, Inc.	28,379	1,575
	Progressive Corp. of Ohio	77,384	1,574
	XL Capital Ltd. Class A	18,495	1,409
	Genworth Financial Inc.	45,711	1,325
	Unum Group	37,898	927
	MBIA, Inc.	13,827	830
	Cincinnati Financial Corp.	18,305	771
	Everest Re Group, Ltd.	6,644	677
	Ambac Financial Group, Inc.	10,769	677
	Assurant, Inc.	12,806	660
	Safeco Corp.	11,131	646
	Torchmark Corp.	10,049	619
	W.R. Berkley Corp.	20,464	612
	White Mountains
	Insurance Group Inc.	1,135	592
	Axis Capital Holdings Ltd.	16,249	587
*	Markel Corp.	1,057	503
	Old Republic
	International Corp.	24,342	443
	Willis Group Holdings Ltd.	11,245	437
	PartnerRe Ltd.	5,998	436
	RenaissanceRe Holdings Ltd.	7,594	435
	First American Corp.	10,217	427

14

Brown & Brown, Inc.	14,776	398
Protective Life Corp.	7,314	306
Unitrin, Inc.	5,272	240
Transatlantic Holdings, Inc.	2,850	202
Mercury General Corp.	2,921	154
Erie Indemnity Co. Class A	2,416	135
CNA Financial Corp.	2,563	108
Wesco Financial Corp.	151	60

Real Estate (3.0%)
Simon Property
Group, Inc. REIT	23,551	2,235
Vornado Realty Trust REIT	16,007	1,706
Archstone-Smith Trust REIT	23,452	1,379
General Growth
Properties Inc. REIT	25,793	1,282
Boston Properties, Inc. REIT	12,540	1,255
Equity Residential REIT	30,687	1,235
Host Hotels &
Resorts Inc. REIT	55,067	1,227
Kimco Realty Corp. REIT	26,285	1,126
Public Storage, Inc. REIT	13,430	1,018
Avalonbay
Communities, Inc. REIT	8,266	945
Plum Creek
Timber Co. Inc. REIT	18,702	784
Developers Diversified
Realty Corp. REIT	13,159	704
Health Care Properties
Investors REIT	21,622	658
The Macerich Co. REIT	7,584	616
AMB Property Corp. REIT	10,404	572
Regency Centers Corp. REIT	7,307	508
iStar Financial Inc. REIT	13,564	496
Duke Realty Corp. REIT	14,422	487
Hospitality Properties
Trust REIT	9,863	389
Liberty Property Trust REIT	9,700	379
Weingarten Realty
Investors REIT	9,028	363

Real Estate Management & Development (0.1%)
Forest City Enterprise Class A	8,137	452
The St. Joe Co.	7,861	249

Thrifts & Mortgage Finance (3.0%)
Fannie Mae	101,942	6,688
Freddie Mac	69,515	4,283
Washington Mutual, Inc.	92,883	3,411
Countrywide Financial Corp.	62,442	1,239
Sovereign Bancorp, Inc.	49,620	897
Hudson City Bancorp, Inc.	57,242	814
New York Community

15

	Bancorp, Inc.	32,980	583
	People’s United Financial Inc.	31,448	556
	The PMI Group Inc.	9,205	292
	Astoria Financial Corp.	10,353	270
	MGIC Investment Corp.	8,818	266
			246,418
Health Care (17.1%)
	Merck & Co., Inc.	228,802	11,479
	Abbott Laboratories	162,249	8,422
	UnitedHealth Group Inc.	141,675	7,085
	Eli Lilly & Co.	118,771	6,811
	Medtronic, Inc.	121,400	6,415
*	Amgen, Inc.	114,010	5,713
*	WellPoint Inc.	64,379	5,188
	Schering-Plough Corp.	155,756	4,676
	Baxter International, Inc.	68,388	3,745
*	Gilead Sciences, Inc.	97,872	3,560
*	Genentech, Inc.	44,142	3,302
	Cardinal Health, Inc.	40,461	2,767
	Aetna Inc.	53,898	2,744
*	Celgene Corp.	39,926	2,564
	Stryker Corp.	32,238	2,154
*	Boston Scientific Corp.	154,843	1,987
*	Zimmer Holdings, Inc.	25,122	1,968
	Allergan, Inc.	32,328	1,940
*	Biogen Idec Inc.	30,338	1,936
	McKesson Corp.	31,139	1,781
*	Genzyme Corp.	27,740	1,731
	CIGNA Corp.	30,271	1,564
*	Express Scripts Inc.	28,498	1,560
*	St. Jude Medical, Inc.	35,565	1,549
	Alcon, Inc.	9,574	1,295
*	Forest Laboratories, Inc.	33,509	1,261
*	Humana Inc.	17,707	1,135
*	Laboratory Corp. of
	America Holdings	12,406	963
	AmerisourceBergen Corp.	19,936	954
*	Coventry Health Care Inc.	16,437	943
	Quest Diagnostics, Inc.	15,469	847
*	Waters Corp.	10,691	658
*	Health Net Inc.	11,772	645
*	DaVita, Inc.	11,079	637
*	Hospira, Inc.	16,419	635
	Applera Corp.–Applied
	Biosystems Group	19,333	611
*	Henry Schein, Inc.	9,301	541
*	Patterson Cos.	14,532	534
*	Cephalon, Inc.	6,983	524
	Manor Care, Inc.	7,721	493
*	Barr Pharmaceuticals Inc.	8,678	442
	Omnicare, Inc.	12,800	418
*	Millipore Corp.	5,758	401
*	Invitrogen Corp.	4,940	385

16

*	King Pharmaceuticals, Inc.	25,577	384
	Mylan Laboratories, Inc.	25,363	383
	Hillenbrand Industries, Inc.	6,572	378
	Bausch & Lomb, Inc.	5,773	365
*	Community Health
	Systems, Inc.	10,159	353
*	Millennium
	Pharmaceuticals, Inc.	33,828	343
*	Kinetic Concepts, Inc.	5,645	339
*	Sepracor Inc.	11,268	329
*	Watson Pharmaceuticals, Inc.	10,791	322
*	Lincare Holdings, Inc.	8,820	317
	Universal Health
	Services Class B	5,342	282
*	HLTH Corp.	18,190	269
*	ImClone Systems, Inc.	6,681	228
			111,255
Industrials (3.8%)
	United Parcel Service, Inc.	70,978	5,384
	Union Pacific Corp.	28,138	3,139
	Burlington Northern
	Santa Fe Corp.	37,796	3,067
	PACCAR, Inc.	26,368	2,256
	Norfolk Southern Corp.	41,753	2,138
	Southwest Airlines Co.	82,660	1,249
	Pitney Bowes, Inc.	23,359	1,043
	Masco Corp.	39,774	1,035
	C.H. Robinson Worldwide Inc.	18,036	884
	Fastenal Co.	16,016	730
	Republic Services, Inc.
	Class A	20,404	634
	Manpower Inc.	8,994	632
	Equifax, Inc.	15,338	591
	Robert Half International, Inc.	17,631	563
	Cintas Corp.	12,590	461
*	Monster Worldwide Inc.	13,325	456
	J.B. Hunt Transport
	Services, Inc.	11,161	321
*	ChoicePoint Inc.	8,025	316
			24,899
Information Technology (16.0%)
	Intel Corp.	611,446	15,745
*	Google Inc.	24,330	12,536
*	Apple Inc.	90,330	12,509
*	eBay Inc.	107,979	3,682
	Applied Materials, Inc.	146,083	3,120
	Automatic Data
	Processing, Inc.	57,901	2,648
*	Adobe Systems, Inc.	61,871	2,645
	First Data Corp.	79,243	2,632
*	Yahoo! Inc.	106,030	2,410

17

*	NVIDIA Corp.	38,140	1,951
*	Symantec Corp.	97,232	1,829
*	Juniper Networks, Inc.	55,497	1,827
*	Electronic Arts Inc.	32,476	1,719
*	Broadcom Corp.	49,266	1,700
	Western Union Co.	80,343	1,513
	Seagate Technology	57,643	1,488
*	SanDisk Corp.	23,967	1,344
	Analog Devices, Inc.	35,103	1,295
	KLA-Tencor Corp.	20,162	1,159
*	MEMC Electronic
	Materials, Inc.	18,688	1,148
*	Autodesk, Inc.	24,363	1,128
*	Cognizant Technology
	Solutions Corp.	14,999	1,103
*	Network Appliance, Inc.	39,062	1,088
	CA, Inc.	41,543	1,046
*	Intuit, Inc.	36,310	992
	Fidelity National Information
	Services, Inc.	20,176	956
	Linear Technology Corp.	26,714	908
*	Micron Technology, Inc.	79,296	908
	Altera Corp.	37,786	900
	Microchip Technology, Inc.	22,799	878
*	VeriSign, Inc.	25,793	831
*	Fiserv, Inc.	17,687	823
	Xilinx, Inc.	31,360	802
*	Avaya Inc.	47,523	800
*	LAM Research Corp.	14,272	765
*	Marvell Technology Group Ltd.	46,044	763
*	Amdocs Ltd.	21,597	762
*	Advanced Micro Devices, Inc.	57,866	752
	National Semiconductor Corp.	28,432	748
*	Flextronics International Ltd.	63,535	724
*	Citrix Systems, Inc.	19,176	697
*	BMC Software, Inc.	21,594	661
*	Cadence Design Systems, Inc.	29,255	635
*	Avnet, Inc.	15,733	618
*	McAfee Inc.	16,846	602
*	Iron Mountain, Inc.	20,862	590
*	Akamai Technologies, Inc.	17,404	561
*	Check Point Software
	Technologies Ltd.	23,803	558
*	LSI Corp.	81,045	558
*	Ceridian Corp.	15,164	519
*	DST Systems, Inc.	6,775	518
*	BEA Systems, Inc.	41,004	500
*	Alliance Data Systems Corp.	6,232	489
*	Affiliated Computer
	Services, Inc. Class A	9,731	487
*	Tellabs, Inc.	45,980	485
	Jabil Circuit, Inc.	21,696	482
*	Novellus Systems, Inc.	13,298	364

18

	Diebold, Inc.	6,945	305
*	Compuware Corp.	34,155	277
*	Zebra Technologies Corp.
	Class A	7,336	266
	Broadridge Financial
	Solutions LLC	14,650	266
*	Convergys Corp.	14,485	243
	Fair Isaac, Inc.	6,079	225
*	QLogic Corp.	16,570	220
	MoneyGram International, Inc.	8,933	190
*	Sanmina-SCI Corp.	56,057	128
	Total System Services, Inc.	4,201	117
			104,138
Materials (1.1%)
	Air Products & Chemicals, Inc.	22,809	2,053
	^Southern Peru Copper Corp.
	(U.S. Shares)	9,335	983
	Vulcan Materials Co.	9,979	898
*	The Mosaic Co.	18,414	774
	Sigma-Aldrich Corp.	13,812	619
	Sealed Air Corp.	17,150	454
*	Pactiv Corp.	13,792	403
	Bemis Co., Inc.	11,081	331
	Cabot Corp.	6,778	273
	Louisiana-Pacific Corp.	11,012	206
			6,994
Telecommunication Services (2.3%)
	Sprint Nextel Corp.	296,767	5,615
*	Qwest Communications
	International Inc.	196,324	1,757
*	American Tower Corp.
	Class A	43,927	1,740
*	NII Holdings Inc.	17,254	1,366
	Embarq Corp.	15,726	982
*	Level 3 Communications, Inc.	159,988	837
*	Crown Castle
	International Corp.	22,507	827
	CenturyTel, Inc.	11,515	552
	Citizens Communications Co.	36,033	523
	Telephone & Data
	Systems, Inc.–
	Special Common Shares	6,074	374
	Telephone & Data
	Systems, Inc.	5,473	354
			14,927
Utilities (0.4%)
	Questar Corp.	17,992	899
	Equitable Resources, Inc.	12,800	630
	Pepco Holdings, Inc.	20,080	560
	NiSource, Inc.	28,842	543
	Puget Energy, Inc.	12,274	286
			2,918

19

Total Common Stocks
(Cost $572,471)		651,495
Temporary Cash Investment (0.3%)
[1] Vanguard Market Liquidity
Fund, 5.247%—Note E
(Cost $2,075)	2,075,200	2,075
Total Investments (100.4%)
(Cost $574,546)		653,570
Other Assets and Liabilities (–0.4%)
Other Assets—Note B		2,644
Liabilities—Note E		(5,186)
		(2,542)
Net Assets (100%)		651,028

At August 31, 2007, net assets consisted of:[2]
Amount
($000)
Paid-in Capital	568,133
Undistributed Net Investment Income	5,522
Accumulated Net Realized Losses	(1,651)
Unrealized Appreciation	79,024
Net Assets	651,028

Investor Shares—Net Assets
Applicable to 58,007,205 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	539,702
Net Asset Value Per Share—
Investor Shares	$9.30

Institutional Shares—Net Assets
Applicable to 11,943,864 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	111,326
Net Asset Value Per Share—
Institutional Shares	$9.32

•  See Note A in Notes to Financial Statements.

*  Non-income-producing security.

^  Part of security position is on loan to broker-dealers. See Note E in Notes to Financial Statements.

1  Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

2  See Note C in Notes to Financial Statements for the tax-basis components of net assets.

REIT—Real Estate Investment Trust.

20

Statement of Operations

Year Ended
August 31, 2007
($000)
Investment Income
Income
Dividends	10,261
Interest[1]	53
Security Lending	78
Total Income	10,392
Expenses
The Vanguard Group—Note B
Investment Advisory Services	94
Management and Administrative
Investor Shares	881
Institutional Shares	56
Marketing and Distribution
Investor Shares	123
Institutional Shares	26
Custodian Fees	76
Auditing Fees	21
Shareholders’ Reports
Investor Shares	19
Institutional Shares	—
Trustees’ Fees and Expenses	1
Total Expenses	1,297
Net Investment Income	9,095
Realized Net Gain (Loss) on Investment Securities Sold	12,259
Change in Unrealized Appreciation (Depreciation) of Investment Securities	32,031
Net Increase (Decrease) in Net Assets Resulting from Operations	53,385

1  Interest income from an affiliated company of the fund was $53,000.

21

Statement of Changes in Net Assets

	Year Ended August 31,
	2007	2006
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	9,095	6,194
Realized Net Gain (Loss)	12,259	2,537
Change in Unrealized Appreciation (Depreciation)	32,031	21,293
Net Increase (Decrease) in Net Assets Resulting from Operations	53,385	30,024
Distributions
Net Investment Income
Investor Shares	(6,055)	(4,630)
Institutional Shares	(1,389)	(363)
Realized Capital Gain
Investor Shares	—	—
Institutional Shares	—	—
Total Distributions	(7,444)	(4,993)
Capital Share Transactions—Note F
Investor Shares	97,215	21,636
Institutional Shares	16,384	56,187
Net Increase (Decrease) from Capital Share Transactions	113,599	77,823
Total Increase (Decrease)	159,540	102,854
Net Assets
Beginning of Period	491,488	388,634
End of Period[1]	651,028	491,488

1  Net Assets—End of Period includes undistributed net investment income of $5,522,000 and $3,871,000.

22

Financial Highlights

Investor Shares

	Year Ended August 31,
For a Share Outstanding Throughout Each Period	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$8.51	$8.03	$7.40	$6.87	$6.02
Investment Operations
Net Investment Income	.13	.11	.13[1]	.08	.07
Net Realized and Unrealized Gain (Loss)
on Investments	.78	.47	.62	.52	.84
Total from Investment Operations	.91	.58	.75	.60	.91
Distributions
Dividends from Net Investment Income	(.12)	(.10)	(.12)	(.07)	(.06)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.12)	(.10)	(.12)	(.07)	(.06)
Net Asset Value, End of Period	$9.30	$8.51	$8.03	$7.40	$6.87

Total Return[2]	10.70%	7.25%	10.16%	8.75%	15.28%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$540	$405	$361	$274	$150
Ratio of Total Expenses to
Average Net Assets	0.24%	0.25%	0.25%	0.25%	0.25%
Ratio of Net Investment Income to
Average Net Assets	1.48%	1.41%	1.74%[1]	1.17%	1.18%
Portfolio Turnover Rate	20%	51%[3]	12%	8%	14%

1  Net investment income per share and the ratio of net investment income to average net assets include $0.04 and 0.43%, respectively, resulting from a special dividend from Microsoft Corp. in November 2004.

2  Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

3  Includes activity related to a change in the fund’s target index.

23

Institutional Shares

					Jan. 14[1] to
	Year Ended August 31,				Aug. 31,
For a Share Outstanding Throughout Each Period	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$8.52	$8.04	$7.41	$6.88	$6.22
Investment Operations
Net Investment Income	.152	.12	.138[2]	.084	.05
Net Realized and Unrealized Gain (Loss) on Investments	.780	.47	.620	.522	.61
Total from Investment Operations	.932	.59	.758	.606	.66
Distributions
Dividends from Net Investment Income	(.132)	(.11)	(.128)	(.076)	—
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.132)	(.11)	(.128)	(.076)	—
Net Asset Value, End of Period	$9.32	$8.52	$8.04	$7.41	$6.88

Total Return	10.95%	7.37%	10.26%	8.83%	10.61%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$111	$87	$27	$13	$12
Ratio of Total Expenses to Average Net Assets	0.11%	0.12%	0.12%	0.12%	0.12%*
Ratio of Net Investment Income to
Average Net Assets	1.61%	1.54%	1.83%[2]	1.30%	1.32%*
Portfolio Turnover Rate	20%	51%[3]	12%	8%	14%

1  Inception.

2  Net investment income per share and the ratio of net investment income to average net assets include $0.036 and 0.43%, respectively, resulting from a special dividend from Microsoft Corp. in November 2004.

3  Includes activity related to a change in the fund’s target index.

*  Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

24

Notes to Financial Statements

Vanguard FTSE Social Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund files reports with the SEC under the company name Vanguard World Funds. The fund offers two classes of shares, Investor Shares and Institutional Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Institutional Shares are designed for investors who meet certain administrative and service criteria and invest a minimum of $5 million.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

5. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At August 31, 2007, the fund had contributed capital of $57,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.06% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

25

C. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at August 31, 2007, the fund had $6,097,000 of ordinary income available for distribution. The fund had available realized losses of $1,431,000 to offset future net capital gains of $79,000 through August 31, 2012, $985,000 through August 31, 2013, and $367,000 through August 31, 2014.

At August 31, 2007, the cost of investment securities for tax purposes was $574,626,000. Net unrealized appreciation of investment securities for tax purposes was $78,944,000, consisting of unrealized gains of $99,854,000 on securities that had risen in value since their purchase and $20,910,000 in unrealized losses on securities that had fallen in value since their purchase.

D. During the year ended August 31, 2007, the fund purchased $234,874,000 of investment securities and sold $118,520,000 of investment securities other than temporary cash investments.

E. The market value of securities on loan to broker-dealers at August 31, 2007, was $1,928,000, for which the fund received cash collateral of $2,075,000.

F. Capital share transactions for each class of shares were:

	Year Ended August 31,
		2007		2006
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	167,494	17,947	111,874	13,456
Issued in Lieu of Cash Distributions	5,638	610	4,249	509
Redeemed	(75,917)	(8,154)	(94,487)	(11,368)
Net Increase (Decrease)—Investor Shares	97,215	10,403	21,636	2,597
Institutional Shares
Issued	41,949	4,428	60,218	7,250
Issued in Lieu of Cash Distributions	1,389	150	363	44
Redeemed	(26,954)	(2,794)	(4,394)	(530)
Net Increase (Decrease)—Institutional Shares	16,384	1,784	56,187	6,764

G. In June 2006, the Financial Accounting Standards Board issued Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes.” FIN 48 establishes the minimum threshold for recognizing, and a system for measuring, the benefits of tax-return positions in financial statements, effective for the fund’s fiscal year beginning September 1, 2007. Management has analyzed the fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended August 31, 2004–2007) for purposes of implementing FIN 48, and has concluded that as of August 31, 2007, no provision for income tax would be required in the fund’s financial statements.

26

Report of Independent Registered

Public Accounting Firm

To the Trustees of Vanguard World Funds and the Shareholders of Vanguard FTSE Social Index Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard FTSE Social Index Fund (the “Fund”) at August 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2007 by correspondence with the custodian and by agreement to the underlying ownership records for Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

October 10, 2007

Special 2007 tax information (unaudited) for Vanguard FTSE Social Index Fund

This information for the fiscal year ended August 31, 2007, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $7,444,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 100% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

27

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2007. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for Investor Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: FTSE Social Index Investor Shares[1]
Periods Ended August 31, 2007
	One	Five	Since
	Year	Years	Inception[2]
Returns Before Taxes	10.70%	10.40%	–0.07%
Returns After Taxes on Distributions	10.49	10.15	–0.29
Returns After Taxes on Distributions and Sale of Fund Shares	7.24	8.99	–0.15

1  Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

2  Inception date for Investor Shares is May 31, 2000.

28

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended August 31, 2007
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
FTSE Social Index Fund	2/28/2007	8/31/2007	Period[1]
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,004.32	$1.16
Institutional Shares	1,000.00	1,005.39	0.51
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,024.05	$1.17
Institutional Shares	1,000.00	1,024.70	0.51

1  The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.23% for Investor Shares and 0.10% for Institutional Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

29

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include the account service fee described in the prospectus. If such a fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

30

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard FTSE Social Index Fund has renewed the fund’s investment advisory arrangement with The Vanguard Group, Inc. Vanguard—through its Quantitative Equity Group—serves as the investment advisor for the fund. The board determined that continuing the fund’s internalized management structure was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board considered the quality of the fund’s investment management over both the short and long term, and took into account the organizational depth and stability of the advisor. Vanguard has been managing investments for more than two decades. George U. Sauter, Vanguard managing director and chief investment officer, has been in the investment management business since 1985. Mr. Sauter has led the Quantitative Equity Group since 1987. The Quantitative Equity Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance

The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance of its target benchmark and peer group. The board concluded that the fund has performed in line with expectations and that its results have been consistent with its investment strategy. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost

The board concluded that the fund’s expense ratio was far below the average expense ratio charged by funds in its peer group. The board noted that the fund’s advisory expense ratio was also well below its peer-group average. Information about the fund’s expense ratio appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section.

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board concluded that the fund’s low-cost arrangement with Vanguard ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as fund assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

31

Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund’s beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Yield. A snapshot of a fund’s income from interest and dividends. The yield, expressed as a percentage of the fund’s net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of income provided by securities in the index.

32

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members’ responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Chairman of the Board, Chief Executive Officer, and Trustee

John J. Brennan[1]
Born 1954	Principal Occupation(s) During the Past Five Years: Chairman of the Board, Chief Executive
Trustee since May 1987;	Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment
Chairman of the Board and	companies served by The Vanguard Group.
Chief Executive Officer
147 Vanguard Funds Overseen

Independent Trustees

Charles D. Ellis
Born 1937	Principal Occupation(s) During the Past Five Years: Applecore Partners (pro bono ventures
Trustee since January 2001	in education); Senior Advisor to Greenwich Associates (international business strategy
147 Vanguard Funds Overseen	consulting); Successor Trustee of Yale University; Overseer of the Stern School of Business
at New York University; Trustee of the Whitehead Institute for Biomedical Research.

Rajiv L. Gupta
Born 1945	Principal Occupation(s) During the Past Five Years: Chairman, President, and
Trustee since December 2001[2]	Chief Executive Officer of Rohm and Haas Co. (chemicals); Board Member of
147 Vanguard Funds Overseen	the American Chemistry Council; Director of Tyco International, Ltd. (diversified manufacturing and services) since 2005; Trustee of Drexel University and of the
Chemical Heritage Foundation.

Amy Gutmann
Born 1949	Principal Occupation(s) During the Past Five Years: President of the University of
Trustee since June 2006	Pennsylvania since 2004; Professor in the School of Arts and Sciences, Annenberg School
147 Vanguard Funds Overseen	for Communication, and Graduate School of Education of the University of Pennsylvania
since 2004; Provost (2001–2004) and Laurance S. Rockefeller Professor of Politics and
the University Center for Human Values (1990–2004), Princeton University; Director of
Carnegie Corporation of New York since 2005 and of Schuylkill River Development
Corporation and Greater Philadelphia Chamber of Commerce since 2004.

JoAnn Heffernan Heisen
Born 1950	Principal Occupation(s) During the Past Five Years: Corporate Vice President and
Trustee since July 1998	Chief Global Diversity Officer since 2006, Vice President and Chief Information
147 Vanguard Funds Overseen	Officer (1997–2005), and Member of the Executive Committee of Johnson &
Johnson (pharmaceuticals/consumer products); Director of the University Medical
Center at Princeton and Women’s Research and Education Institute.

André F. Perold
Born 1952	Principal Occupation(s) During the Past Five Years: George Gund Professor of Finance
Trustee since December 2004	and Banking, Harvard Business School; Senior Associate Dean, Director of Faculty
147 Vanguard Funds Overseen	Recruiting, and Chair of Finance Faculty, Harvard Business School; Director and Chairman
of UNX, Inc. (equities trading firm) since 2003; Chair of the Investment Committee of
HighVista Strategies LLC (private investment firm) since 2005.

Alfred M. Rankin, Jr.
Born 1941	Principal Occupation(s) During the Past Five Years: Chairman, President, Chief Executive
Trustee since January 1993	Officer, and Director of NACCO Industries, Inc. (forklift trucks/housewares/lignite); Director
147 Vanguard Funds Overseen	of Goodrich Corporation (industrial products/aircraft systems and services).

J. Lawrence Wilson
Born 1936	Principal Occupation(s) During the Past Five Years: Retired Chairman and Chief Executive
Trustee since April 1985	Officer of Rohm and Haas Co. (chemicals); Director of Cummins Inc. (diesel engines) and
147 Vanguard Funds Overseen	AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University and of Culver Educational Foundation.

Executive Officers[1]

Thomas J. Higgins
Born 1957	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.;
Treasurer since July 1998	Treasurer of each of the investment companies served by The Vanguard Group.
147 Vanguard Funds Overseen

Heidi Stam
Born 1956	Principal Occupation(s) During the Past Five Years: Managing Director of The Vanguard
Secretary since July 2005	Group, Inc., since 2006; General Counsel of The Vanguard Group since 2005; Secretary of
147 Vanguard Funds Overseen	The Vanguard Group, and of each of the investment companies served by The Vanguard
Group, since 2005; Principal of The Vanguard Group (1997–2006).

Vanguard Senior Management Team

R. Gregory Barton	Kathleen C. Gubanich	F. William McNabb, III	Ralph K. Packard
Mortimer J. Buckley	Paul A. Heller	Michael S. Miller	George U. Sauter

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1  Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.

2  December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

P.O. Box 2600

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connected to it; and does not accept any liability in
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© 2007 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q2130 102007

>  The broad U.S. stock market returned 15.6% during the fiscal year ended August 31, 2007; the market climbed steadily until the end of the period, when it dipped amid growing volatility.

>  For the 12 months, the Vanguard U.S. Sector Index Funds posted a wide range of returns. Nearly 30 percentage points separated the return of the materials sector, the best-performing group, from that of financials, the worst.

>  The materials, energy, industrials, information technology, and telecommunication services sectors posted the strongest 12-month gains. The consumer staples, health care, utilities, and financials sectors all trailed the one-year return of the broad stock market.

Contents

Your Fund’s Total Returns	1
Chairman’s Letter	2
Consumer Discretionary Index Fund	7
Consumer Staples Index Fund	15
Energy Index Fund	21
Financials Index Fund	28
Health Care Index Fund	37
Industrials Index Fund	44
Information Technology Index Fund	52
Materials Index Fund	60
Telecommunication Services Index Fund	67
Utilities Index Fund	73
Your Fund’s After-Tax Returns	80
About Your Fund’s Expenses	81
Trustees Approve Advisory Arrangement	82
Glossary	83

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the cover of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Total Returns

Fiscal Year Ended August 31, 2007

Admiral™ Shares
	Ticker	Total
	Symbol	Returns
Vanguard Consumer
Discretionary Index Fund	VCDAX	15.6%
MSCI® US IMI/Consumer
Discretionary		15.9

Vanguard Consumer Staples
Index Fund	VCSAX	10.3%
MSCI US IMI/Consumer Staples		9.8

Vanguard Energy Index Fund	VENAX	26.0%
MSCI US IMI/Energy		26.8

Vanguard Financials Index Fund	VFAIX	2.9%
MSCI US IMI/Financials		3.2

Vanguard Health Care Index Fund	VHCIX	7.7%
MSCI US IMI/Health Care		7.9

Vanguard Industrials Index Fund	VINAX	24.9%
MSCI US IMI/Industrials		25.0

Vanguard Information
Technology Index Fund	VITAX	23.0%
MSCI US IMI/Information Technology		23.3

Vanguard Materials Index Fund	VMIAX	31.0%
MSCI US IMI/Materials		31.2

Vanguard Telecommunication
Services Index Fund	VTCAX	24.8%
MSCI US IMI/
Telecommunication Services		27.1

Vanguard Utilities Index Fund	VUIAX	14.3%
MSCI US IMI/Utilities		14.6

MSCI US IMI/2500		15.5%

ETF Shares[1]
	Ticker	Total
	Symbol	Returns
Vanguard Consumer
Discretionary ETF	VCR
Market Price		14.9%
Net Asset Value		15.7
MSCI US IMI/Consumer Discretionary		15.9

Vanguard Consumer Staples ETF	VDC
Market Price		10.1%
Net Asset Value		10.4
MSCI US IMI/Consumer Staples		9.8

Vanguard Energy ETF	VDE
Market Price		25.9%
Net Asset Value		26.1
MSCI US IMI/Energy		26.8

Vanguard Financials ETF	VFH
Market Price		2.3%
Net Asset Value		3.0
MSCI US IMI/Financials		3.2

Vanguard Health Care ETF	VHT
Market Price		7.4%
Net Asset Value		7.7
MSCI US IMI/Health Care		7.9

Vanguard Industrials ETF	VIS
Market Price		24.6%
Net Asset Value		24.9
MSCI US IMI/Industrials		25.0

Vanguard Information
Technology ETF	VGT
Market Price		22.8%
Net Asset Value		23.1
MSCI US IMI/Information Technology		23.3

Vanguard Materials ETF	VAW
Market Price		30.8%
Net Asset Value		31.1
MSCI US IMI/Materials		31.2

Vanguard Telecommunication
Services ETF	VOX
Market Price		24.3
Net Asset Value		24.8
MSCI US IMI/Telecommunication Services		27.1

Vanguard Utilities ETF	VPU
Market Price		14.1%
Net Asset Value		14.4
MSCI US IMI/Utlilties		14.6

MSCI US IMI/2500		15.5%

1  Vanguard ETF™ Shares are traded on the American Stock Exchange and are available only through brokers. The table shows the ETF returns based on both the AMEX market price and the net asset value for a share. U.S. Pat. No. 6,879,964 B2.

Note: MSCI US IMI/2500 is the Morgan Stanley Capital International® US Investable Market 2500 Index.

Chairman’s Letter

Dear Shareholder,

For the fiscal year ended August 31, 2007, the broad U.S. stock market returned a healthy 15.6%. Some of the gains made through the first ten months of the year were lost during the period’s final months, when the market dropped and volatility increased sharply.

During the period, the Vanguard U.S. Sector Index Funds posted generally strong returns, capturing the performance of their market segments. For the 12 months, five of the ten sector funds outperformed the broad stock market’s return, with materials, energy, industrials, information technology, and telecommunication services posting very healthy gains. At the same time, the consumer staples, health care, utilities, and financials sector funds underperformed the broad stock market for the period. The consumer discretionary fund’s return matched that of the broad market.

For the U.S. stock market, a nervous finish to the year

U.S. stocks produced a solid return for the fiscal year, despite a midsummer pullback. The market retreated as problems with low-quality mortgage loans rippled through investment portfolios. Financial stocks, which account for a big share of the U.S. market’s value, were the hardest hit as investment banking and consumer lending businesses throttled back.

Large-capitalization stocks bested small-caps, and growth-oriented stocks outperformed their value-oriented counterparts during the fiscal period, which ended amid a growing aversion to risk. Though not immune from the turmoil in U.S. credit markets, international stocks handily outperformed U.S. stocks for the full 12 months.

Bond markets rebounded as investors sought safety

As investors sought refuge from the rough and tumble of stock and corporate bond markets, U.S. Treasury bond prices rose, and yields fell. The declines in yield were most pronounced among Treasury securities with the shortest maturities.

Falling short-term yields helped restore the yield curve—which illustrates the relationship between short- and long-term bond yields—to its typical, upward-sloping pattern. At the start of the period, the curve had been mildly inverted. The broad taxable bond market returned 5.3% for

Market Barometer
	Average Annual Total Returns
	Periods Ended August 31, 2007
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	15.3%	12.8%	12.5%
Russell 2000 Index (Small-caps)	11.4	14.5	16.6
Dow Jones Wilshire 5000 Index (Entire market)	15.6	13.4	13.3
MSCI All Country World Index ex USA (International)	23.0	25.2	22.0

Bonds
Lehman U.S. Aggregate Bond Index (Broad taxable market)	5.3%	3.7%	4.3%
Lehman Municipal Bond Index	2.3	3.5	4.2
Citigroup 3-Month Treasury Bill Index	5.1	3.9	2.8

CPI
Consumer Price Index	2.0%	3.1%	2.8%

the year. Lacking the boost from the late-summer rally in Treasuries, tax-exempt municipal securities returned less.

In a healthy stock environment, smaller market sectors prevailed

During a year in which the broad stock market earned robust returns, the Vanguard U.S. Sector Index Funds posted generally healthy gains, though the difference between the best- and worst-performing sectors was dramatic. The fund that tracks one of the market’s smallest segments—materials—produced the largest gain, 31.0%. The materials sector benefited from rising prices for many of the economy’s basic commodities, as the stocks of chemical, steel, and metals and mining firms all climbed sharply during the period.

The energy and industrials sector funds posted returns of 26.0% and 24.9%, respectively. The energy sector was marked by strong gains among oil equipment and services stocks, and by the performance of the large gasoline refiners, which benefited from higher prices at the pump. In the industrials sector, aerospace and defense, marine, railroad, and construction and engineering firms all posted healthy gains.

The relatively small telecommunication services sector and much larger information technology sector also outperformed the broad stock market. The fund’s that track these sectors returned 24.8% and 23.0%, respectively. Within the consumer discretionary category, where our fund’s return matched the results of the broad market, the gains among internet retailers and auto component manufacturers were somewhat offset by the poor performance of the sector’s homebuilding stocks; these companies faced a generally depressed housing market, and their situation was exacerbated by the late-year crisis among subprime mortgage lenders.

The smallish utilities sector and the larger consumer staples and health care sectors underperformed the broad stock market. (As you would expect, the returns of our funds were in line with the returns of their sectors.) In health care, biotech-nology and pharmaceuticals stocks hurt the category’s overall performance. The gains within the consumer staples and utilities sectors were also modest.

The largest and poorest-performing sector during the period was financials. The sector was hurt by the downturn among commercial banks and especially by the poor performance of real estate investment trusts, which were left reeling by the broader difficulties in real estate.

Generally, the U.S. Sector Index Funds met their objectives of seeking to capture their respective market sector’s returns. Most of the funds track their indexes closely. In some cases, tracking differences do occur, largely because of regulatory constraints—limits on investments in single securities that are mandated by the Internal Revenue Code. In most cases, however, the impact of these differences is minimal.

Finally, it’s worth noting that the low expense ratios that accompany the ETF and Admiral Shares available through the U.S. Sector Index Funds allow investors to keep more of their funds’ returns in their pockets.

Diversification is key to a successful long-term strategy

As the last few months have demonstrated, there’s no way to know what will happen in the stock market tomorrow, much less next month or next year. What’s the best strategy to follow when the markets remain so volatile?

As we often counsel, the best way to put together a long-term investment program is to select a diversified mix of stock, bond, and money market mutual funds that fits your goals, time horizon, and tolerance for risk. A balanced portfolio is unlikely to deliver the best or worst short-term returns, but it can help you to reap the rewards of the markets’ best-performing assets while cushioning the impact of the worst-performing ones. The more we diversify across and within asset classes, the more we can mute the market’s inescapable jolts.

Alone, any one of the U.S. Sector Index Funds could provide a risky and volatile experience as an investment. It’s worth reiterating that these funds are designed to be used as part of a portfolio diversified among stock market segments. When used in this fashion, the Vanguard U.S. Sector Index Funds are valuable tools that can help you fine-tune the asset allocations within your portfolio.

Thank you for investing with Vanguard.

Sincerely,

John J. Brennan

Chairman and Chief Executive Officer

September 17, 2007

Your Fund’s Performance at a Glance
August 31, 2006–August 31, 2007

			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Consumer Discretionary Index Fund
Admiral Shares	$27.03	$31.02	$0.242	$0.000
ETF Shares	52.28	60.02	0.470	0.000
Consumer Staples Index Fund
Admiral Shares	$30.56	$33.22	$0.462	$0.000
ETF Shares	61.94	67.35	0.960	0.000
Energy Index Fund
Admiral Shares	$40.36	$50.36	$0.445	$0.000
ETF Shares	80.90	100.92	0.929	0.000
Financials Index Fund
Admiral Shares	$29.86	$30.10	$0.675	$0.000
ETF Shares	59.57	60.04	1.369	0.000
Health Care Index Fund
Admiral Shares	$27.99	$29.82	$0.298	$0.000
ETF Shares	55.99	59.65	0.615	0.000
Industrials Index Fund
Admiral Shares	$30.72	$37.94	$0.380	$0.000
ETF Shares	59.85	73.94	0.744	0.000
Information Technology Index Fund
Admiral Shares	$24.40	$29.95	$0.060	$0.000
ETF Shares	47.66	58.52	0.136	0.000
Materials Index Fund
Admiral Shares	$32.37	$41.75	$0.570	$0.000
ETF Shares	63.65	82.10	1.136	0.000
Telecommunication Services Index Fund
Admiral Shares	$33.29	$41.01	$0.476	$0.000
ETF Shares	65.40	80.60	0.927	0.000
Utilities Index Fund
Admiral Shares	$36.47	$40.60	$1.039	$0.000
ETF Shares	72.68	80.92	2.096	0.000

ETF Premium/Discount Record

The extent to which the funds’ ETF Shares have traded at a premium or a discount to net asset value (NAV) since inception. Market prices for ETF Shares, and for exchange-traded funds in general, can deviate from the NAV of the underlying securities.

			Market Price
			Above or Equal to		Market Price Below
			Net Asset Value		Net Asset Value
	Basis Point	Number	Percentage of	Number	Percentage of
	Differential[2]	of Days	Total Days	of Days	Total Days
January 26, 2004[1]–August 31, 2007
Consumer Discretionary ETF	0–24.9	494	54.35%	373	41.03%
	25–49.9	31	3.41	3	0.33
	50–74.9	1	0.11	2	0.22
	75–100.0	0	0.00	0	0.00
	>100.0	2	0.22	3	0.33
	Total	528	58.09%	381	41.91%
January 26, 2004[1]–August 31, 2007
Consumer Staples ETF	0–24.9	529	58.20%	366	40.26%
	25–49.9	10	1.10	2	0.22
	50–74.9	0	0.00	0	0.00
	75–100.0	0	0.00	2	0.22
	>100.0	0	0.00	0	0.00
	Total	539	59.30%	370	40.70%
September 23, 2004[1]–August 31, 2007
Energy ETF	0–24.9	392	52.83%	344	46.37%
	25–49.9	5	0.67	1	0.13
	50–74.9	0	0.00	0	0.00
	75–100.0	0	0.00	0	0.00
	>100.0	0	0.00	0	0.00
	Total	397	53.50%	345	46.50%
January 26, 2004[1]–August 31, 2007
Financials ETF	0–24.9	518	56.99%	349	38.39%
	25–49.9	30	3.30	3	0.33
	50–74.9	1	0.11	1	0.11
	75–100.0	2	0.22	1	0.11
	>100.0	1	0.11	3	0.33
	Total	552	60.73%	357	39.27%
January 26, 2004[1]–August 31, 2007
Health Care ETF	0–24.9	570	62.71%	331	36.41%
	25–49.9	6	0.66	2	0.22
	50–74.9	0	0.00	0	0.00
	75–100.0	0	0.00	0	0.00
	>100.0	0	0.00	0	0.00
	Total	576	63.37%	333	36.63%
September 23, 2004[1]–August 31, 2007
Industrials ETF	0–24.9	382	51.49%	317	42.73%
	25–49.9	34	4.58	2	0.27
	50–74.9	1	0.13	0	0.00
	75–100.0	2	0.27	1	0.13
	>100.0	1	0.13	2	0.27
	Total	420	56.60%	322	43.40%

1  Inception.

2  One basis point equals 1/100 of a percentage point.

ETF Premium/Discount Record (continued)

			Market Price
			Above or Equal to		Market Price Below
			Net Asset Value		Net Asset Value
	Basis Point	Number	Percentage of	Number	Percentage of
	Differential[2]	of Days	Total Days	of Days	Total Days
January 26, 2004[1]–August 31, 2007
Information Technology ETF	0–24.9	537	59.08%	342	37.62%
	25–49.9	9	0.99	6	0.66
	50–74.9	1	0.11	1	0.11
	75–100.0	0	0.00	1	0.11
	>100.0	5	0.55	7	0.77
	Total	552	60.73%	357	39.27%
January 26, 2004[1]–August 31, 2007
Materials ETF	0–24.9	452	49.73%	445	48.95%
	25–49.9	1	0.11	1	0.11
	50–74.9	1	0.11	7	0.77
	75–100.0	0	0.00	1	0.11
	>100.0	1	0.11	0	0.00
	Total	455	50.06%	454	49.94%
September 23, 2004[1]–August 31, 2007
Telecommunication Services ETF	0–24.9	348	46.91%	340	45.82%
	25–49.9	35	4.72	2	0.27
	50–74.9	1	0.13	2	0.27
	75–100.0	2	0.27	2	0.27
	>100.0	3	0.40	7	0.94
	Total	389	52.43%	353	47.57%
January 26, 2004[1]–August 31, 2007
Utilities ETF	0–24.9	471	51.82%	424	46.64%
	25–49.9	5	0.55	5	0.55
	50–74.9	0	0.00	1	0.11
	75–100.0	0	0.00	1	0.11
	>100.0	0	0.00	2	0.22
	Total	476	52.37%	433	47.63%

1  Inception.

2  One basis point equals 1/100 of a percentage point.

Consumer Discretionary Index Fund

Fund Profile

As of August 31, 2007

Portfolio Characteristics
		Target	Broad
	Fund	Index[1]	Index[2]
Number of Stocks	427	427	2,437
Median Market Cap	$16.8B	$16.8B	$33.9B
Price/Earnings Ratio	20.9x	20.9x	17.3x
Price/Book Ratio	2.7x	2.7x	2.8x
Yield		1.0%	1.8%
Admiral Shares	1.0%
ETF Shares	1.1%
Return on Equity	15.2%	15.2%	18.8%
Earnings Growth Rate	19.7%	19.6%	21.5%
Foreign Holdings	0.4%	0.4%	0.0%
Turnover Rate	8%	—	—
Expense Ratio		—	—
Admiral Shares	0.27%
ETF Shares	0.22%
Short-Term Reserves	0%	—	—

Volatility Measures[3]
	Fund Versus	Fund Versus
	Target Index[1]	Broad Index[2]
R-Squared	1.00	0.76
Beta	1.00	1.31

Industry Diversification (% of portfolio)

Advertising	2%
Apparel Retail	5
Apparel, Accessories & Luxury Goods	3
Auto Parts & Equipment	3
Automobile Manufacturers	2
Automotive Retail	2
Broadcasting & Cable TV	12
Casinos & Gaming	4
Catalog Retail	1
Computer & Electronics Retail	2
Consumer Electronics	1
Department Stores	4
Distributors	1
Education Services	1
Footwear	2
General Merchandise Stores	4
Home Furnishings	1
Home Improvement Retail	7
Homebuilding	2
Home Furnishing Retail	1
Hotels, Resorts & Cruise Lines	5
Household Appliances	1
Housewares & Specialties	2
Internet Retail	2
Leisure Products	1
Motorcycle Manufacturers	1
Movies & Entertainment	12
Publishing	4
Restaurants	8
Specialized Consumer Services	1
Specialty Stores	3

Ten Largest Holdings[4] (% of total net assets)

Home Depot, Inc.	4.4%
Comcast Corp.	4.4
Time Warner, Inc.	4.1
The Walt Disney Co.	3.6
McDonald’s Corp.	3.4
Target Corp.	3.1
News Corp.	2.7
Lowe’s Cos., Inc.	2.7
Amazon.com, Inc.	1.4
Viacom Inc. Class B	1.4
Top Ten	31.2%

1  MSCI US IMI/Consumer Discretionary.

2  MSCI US IMI/2500.

3  For an explanation of R-squared, beta, and other terms used here, see the Glossary on page 83.

4  “Ten Largest Holdings” excludes any temporary cash investments and equity index products.

Consumer Discretionary Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 26, 2004–August 31, 2007

Initial Investment of $10,000

	Average Annual Total Returns		Final Value
	Periods Ended August 31, 2007		of a $10,000
	One Year	Since Inception[1]	Investment
Consumer Discretionary Index Fund ETF Shares
Net Asset Value	15.69%	5.74%	$12,224
Consumer Discretionary Index Fund ETF Shares
Market Price	14.85	5.67	12,194
MSCI US IMI/2500	15.54	9.76	13,978
MSCI US IMI/Consumer Discretionary	15.89	5.94	12,306

			Final Value
			of a $100,000
	One Year	Since Inception[1]	Investment
Consumer Discretionary Index Fund Admiral Shares[2]	15.64%	5.08%	$111,129
MSCI US IMI/2500	15.54	11.42	125,918
MSCI US IMI/Consumer Discretionary	15.89	5.30	111,637

Fiscal-Year Total Returns (%):

January 26, 2004–August 31, 2007

Cumulative Returns: ETF Shares, January 26, 2004–August 31, 2007
		Cumulative
		Since
	One Year	Inception
Consumer Discretionary Index Fund ETF Shares Market Price	14.85%	21.94%
Consumer Discretionary Index Fund ETF Shares Net Asset Value	15.69	22.24
MSCI US IMI/Consumer Discretionary	15.89	23.87

Average Annual Total Returns: Periods Ended June 30, 2007

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

			Since
	Inception Date	One Year	Inception
ETF Shares	1/26/2004
Market Price		19.97%	7.75%
Net Asset Value		20.13	7.76
Admiral Shares[2]	7/14/2005	20.11	8.55

1  Performance for the fund and its comparative standards is calculated since the following inception dates: January 26, 2004, for ETF Shares; July 14, 2005, for Admiral Shares.

2  Total returns do not reflect the 2% fee assessed on redemptions of shares held for less than one year, or the account service fee that may be applicable to certain accounts with balances below $10,000.

Note: See Financial Highlights tables on page 13 for dividend and capital gains information.

Consumer Discretionary Index Fund

Financial Statements

Statement of Net Assets

As of August 31, 2007

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (99.7%)
Auto Components (3.2%)
	Johnson Controls, Inc.	12,858	1,454
*	The Goodyear Tire & Rubber Co.	12,113	335
	BorgWarner, Inc.	3,790	320
	Autoliv, Inc.	5,297	304
	WABCO Holdings Inc.	3,927	178
	Gentex Corp.	8,836	177
*	Lear Corp.	4,468	131
*	TRW Automotive Holdings Corp.	3,981	122
*	Tenneco Automotive, Inc.	2,965	94
	Cooper Tire & Rubber Co.	3,766	92
	ArvinMeritor, Inc.	4,342	76
	American Axle &
	Manufacturing Holdings, Inc.	2,893	68
	Modine Manufacturing Co.	2,001	56
*	Drew Industries, Inc.	1,264	50
*	Visteon Corp.	8,404	45
*	Aftermarket Technology Corp.	1,415	42
	Superior Industries
	International, Inc.	1,491	30
	Sauer-Danfoss, Inc.	806	22
*	Raser Technologies, Inc.	1,498	21
			3,617
Automobiles (2.5%)
	General Motors Corp.	29,610	910
	Harley-Davidson, Inc.	16,885	908
*	Ford Motor Co.	100,842	788
	Thor Industries, Inc.	2,350	103
	Winnebago Industries, Inc.	1,923	51
*	Fleetwood Enterprises, Inc.	4,155	39
	Monaco Coach Corp.	1,820	24

Consumer Discretionary Index Fund

			2,823
Distributors (0.6%)
	Genuine Parts Co.	11,151	554
*	LKQ Corp.	3,096	96
*	Keystone Automotive
	Industries, Inc.	1,064	50
	Building Materials Holding Corp.	1,882	28
*	Core-Mark Holding Co., Inc.	514	17
*	Source Interlink Cos., Inc.	174	1
			746
Diversified Consumer Services (2.6%)
*	Apollo Group, Inc. Class A	9,606	564
	H & R Block, Inc.	21,120	419
*	ITT Educational Services, Inc.	2,700	296
	Service Corp. International	19,084	233
*	Career Education Corp.	6,187	184
	Sotheby’s	3,818	165
	Strayer Education, Inc.	934	149
	DeVry, Inc.	3,930	136
	Weight Watchers
	International, Inc.	2,325	121
	Regis Corp.	2,932	97
	Matthews International Corp.	2,066	89
*	Corinthian Colleges, Inc.	5,573	78
*	Bright Horizons Family
	Solutions, Inc.	1,699	67
	Jackson Hewitt Tax Service Inc.	2,209	64
*	Coinstar, Inc.	1,798	59
*	Steiner Leisure Ltd.	1,046	45
	Stewart Enterprises, Inc. Class A	6,152	44
*	Pre-Paid Legal Services, Inc.	659	36
*	INVESTools Inc.	2,686	32
*	Universal Technical Institute Inc.	1,576	28
	Coinmach Service Corp. Class A	1,870	24
*	Capella Education Co.	269	14
			2,944
Hotels, Restaurants & Leisure (17.8%)
	McDonald’s Corp.	78,658	3,874
*	Starbucks Corp.	49,131	1,354
	Carnival Corp.	28,542	1,301
	Yum! Brands, Inc.	34,690	1,135
	Hilton Hotels Corp.	24,036	1,104
	Harrah’s Entertainment, Inc.	12,179	1,045
	Marriott International, Inc.
	Class A	22,850	1,015
	Starwood Hotels & Resorts
	Worldwide, Inc.	14,059	859
	International Game Technology	22,135	845
*	MGM Mirage, Inc.	8,359	702
*	Las Vegas Sands Corp.	6,961	694
	Wynn Resorts Ltd.	3,663	453

Consumer Discretionary Index Fund

	Tim Hortons, Inc.	12,485	413
	Wyndham Worldwide Corp.	12,932	413
	Darden Restaurants Inc.	9,036	376
	Royal Caribbean Cruises, Ltd.	9,038	344
	Station Casinos, Inc.	3,179	279
*	Penn National Gaming, Inc.	4,719	277
	Brinker International, Inc.	7,994	231
	Wendy’s International, Inc.	6,254	206
*	Scientific Games Corp.	4,513	157
	Boyd Gaming Corp.	3,665	150
	Orient-Express Hotel Ltd.	2,750	138
*	Gaylord Entertainment Co.	2,654	136
*	Jack in the Box Inc.	2,190	136
*	The Cheesecake Factory Inc.	4,877	122
	Applebee’s International, Inc.	4,884	121
*	Chipotle Mexican Grill, Inc.
	Class B	1,139	107
*	Pinnacle Entertainment, Inc.	3,801	106
*	Life Time Fitness, Inc.	1,898	105
*	Bally Technologies Inc.	3,128	104
*	Vail Resorts Inc.	1,769	101
*	Sonic Corp.	4,510	98
	International Speedway Corp.	2,039	96
*	Chipotle Mexican Grill, Inc.	883	92
	Choice Hotels International, Inc.	2,400	90
*	Panera Bread Co.	1,961	86
	Ruby Tuesday, Inc.	3,842	85
*	Rare Hospitality International Inc.	2,234	84
	Burger King Holdings Inc.	3,550	84
	Bob Evans Farms, Inc.	2,397	80
*	WMS Industries, Inc.	2,671	79
*	CEC Entertainment Inc.	2,167	67
	IHOP Corp.	1,050	66
	CKE Restaurants Inc.	3,683	62
	CBRL Group, Inc.	1,654	62
*	P.F. Chang’s China Bistro, Inc.	1,644	55
	Domino’s Pizza, Inc.	3,031	53
	Ameristar Casinos, Inc.	1,653	48
	Triarc Cos., Inc. Class B	3,006	46
*	Texas Roadhouse, Inc.	3,603	46
*	Papa John’s International, Inc.	1,571	40
*	Red Robin Gourmet
	Burgers, Inc.	1,026	39
*	Morgans Hotel Group	2,046	39
	Ambassadors Group, Inc.	995	39
	Speedway Motorsports, Inc.	999	38
*	California Pizza Kitchen, Inc.	1,722	35
*	Shuffle Master, Inc.	2,237	33
	Landry’s Restaurants, Inc.	1,105	32
	Churchill Downs, Inc.	623	31
	The Marcus Corp.	1,383	29

Consumer Discretionary Index Fund

*	AFC Enterprises, Inc.	1,866	28
*	Steak n Shake Co.	1,720	27
*	Great Wolf Resorts, Inc.	1,811	26
*	Krispy Kreme Doughnuts, Inc.	3,884	26
	O’Charley’s Inc.	1,561	25
*	Six Flags, Inc.	5,989	24
*	Peet’s Coffee & Tea Inc.	902	23
*	Denny’s Corp.	5,562	21
*	BJ’s Restaurants Inc.	931	21
*	Monarch Casino & Resort, Inc.	728	21
*	Jamba Inc.	2,788	19
*	Ruth’s Chris Steak House	1,098	18
	Triarc Cos., Inc. Class A	1,154	17
*	Isle of Capri Casinos, Inc.	880	16
*	MTR Gaming Group Inc.	1,566	16
*	Town Sports International
	Holdings, Inc.	779	14
*	Bluegreen Corp.	1,352	11
	Dover Downs Gaming &
	Entertainment, Inc.	859	9
*	Trump Entertainment
	Resorts, Inc.	100	1
*	Magna Entertainment Corp.
	Class A	131	—
			20,500
Household Durables (6.0%)
	Fortune Brands, Inc.	9,908	823
	Garmin Ltd.	7,770	791
	Whirlpool Corp.	5,103	492
	Newell Rubbermaid, Inc.	18,140	468
	Harman International
	Industries, Inc.	4,065	461
	Black & Decker Corp.	4,299	373
*	Mohawk Industries, Inc.	3,556	310
	D. R. Horton, Inc.	18,512	280
	The Stanley Works	4,874	277
	Leggett & Platt, Inc.	11,626	237
	Pulte Homes, Inc.	14,229	237
	Lennar Corp. Class A	8,328	235
	Centex Corp.	7,810	226
*	Toll Brothers, Inc.	8,578	183
	Snap-On Inc.	3,638	178
*	Jarden Corp.	5,035	165
*	NVR, Inc.	295	165
	KB Home	5,008	152
	Tupperware Brands Corp.	3,984	123
	MDC Holdings, Inc.	2,340	104
	Tempur-Pedic International Inc.	3,273	95
	American Greetings Corp.
	Class A	3,646	90
	Ryland Group, Inc.	2,794	80

Consumer Discretionary Index Fund

	Ethan Allen Interiors, Inc.	1,941	65
*	Champion Enterprises, Inc.	4,997	58
*	Helen of Troy Ltd.	1,827	41
	Sealy Corp.	2,688	41
	Blyth, Inc.	1,642	37
	La-Z-Boy Inc.	3,259	31
	Kimball International, Inc.
	Class B	1,557	21
*	Avatar Holding, Inc.	336	21
	CSS Industries, Inc.	482	19
*	iRobot Corp.	706	16
	M/I Homes, Inc.	791	14
*	Palm Harbor Homes, Inc.	664	9
	Standard Pacific Corp.	220	2
	Furniture Brands International Inc.	156	2
	Beazer Homes USA, Inc.	133	2
*	Hovnanian Enterprises Inc.
	Class A	120	1
*	Meritage Corp.	73	1
*	WCI Communities, Inc.	114	1
	Brookfield Homes Corp.	45	1
			6,928
Internet & Catalog Retail (3.2%)
*	Amazon.com, Inc.	20,350	1,626
*	Liberty Media Corp.-Interactive
	Series A	41,153	781
*	Expedia, Inc.	12,385	370
*	IAC/InterActiveCorp	13,180	366
*	Priceline.com, Inc.	2,263	188
*	Nutri/System Inc.	2,076	113
*	Blue Nile Inc.	945	80
*	Netflix.com, Inc.	3,382	59
*	GSI Commerce, Inc.	1,357	31
*	Shutterfly, Inc.	767	21
	FTD Group, Inc.	1,196	21
*	Overstock.com, Inc.	908	20
*	ValueVision Media, Inc.	2,148	18
*	1-800-FLOWERS.COM, Inc.	1,564	17
*	Stamps.com Inc.	1,271	15
	Systemax Inc.	653	12
			3,738
Leisure Equipment & Products (1.8%)
	Mattel, Inc.	25,728	557
	Eastman Kodak Co.	18,802	501
	Hasbro, Inc.	9,837	278
	Brunswick Corp.	5,929	149
	Polaris Industries, Inc.	2,538	121
	Pool Corp.	3,291	107
	Callaway Golf Co.	4,561	74
	Oakley, Inc.	1,782	51
*	Smith & Wesson Holding Corp.	2,115	44

Consumer Discretionary Index Fund

*	RC2 Corp.	1,294	40
*	JAKKS Pacific, Inc.	1,741	39
*	MarineMax, Inc.	1,143	21
*	Leapfrog Enterprises, Inc.	2,213	16
	Arctic Cat, Inc.	742	13
	Marine Products Corp.	969	9
	Nautilus Inc.	107	1
			2,021
Media (30.0%)
	Time Warner, Inc.	249,168	4,729
	The Walt Disney Co.	124,130	4,171
*	Comcast Corp. Class A	126,099	3,290
	News Corp., Class A	121,281	2,454
*	Comcast Corp. Special
	Class A	70,154	1,814
*	Viacom Inc. Class B	39,726	1,568
	CBS Corp.	44,709	1,409
	The McGraw-Hill Cos., Inc.	23,177	1,170
	Clear Channel
	Communications, Inc.	30,704	1,144
*	DIRECTV Group, Inc.	48,105	1,122
	Omnicom Group Inc.	21,868	1,114
*	Liberty Media Corp.-Capital
	Series A	8,046	877
	Gannett Co., Inc.	15,334	721
	News Corp., Class B	32,257	701
*	EchoStar Communications
	Corp. Class A	13,516	572
*	Liberty Global, Inc. Class A	12,537	514
*	Cablevision Systems NY
	Group Class A	14,944	501
*	Liberty Global, Inc. Series C	11,923	470
*	Discovery Holding Co. Class A	17,518	440
	Virgin Media Inc.	18,148	432
	Idearc Inc.	9,529	325
*	Interpublic Group of Cos., Inc.	28,788	315
	Lamar Advertising Co. Class A	5,328	282
	Washington Post Co. Class B	363	278
*	R.H. Donnelley Corp.	4,591	270
*	Sirius Satellite Radio, Inc.	90,313	268
	E.W. Scripps Co. Class A	5,803	239
	Dow Jones & Co., Inc.	3,741	221
*	XM Satellite Radio Holdings, Inc.	17,586	219
	New York Times Co. Class A	8,855	195
*	DreamWorks Animation
	SKG, Inc.	4,970	153
	Tribune Co.	5,273	145
	Meredith Corp.	2,518	141
*	Getty Images, Inc.	3,496	109
	John Wiley & Sons Class A	2,593	108
	Regal Entertainment Group

Consumer Discretionary Index Fund

	Class A	4,537	102
*	Gemstar-TV Guide
	International, Inc.	16,584	101
	Belo Corp. Class A	5,743	99
	Arbitron Inc.	1,928	96
*	Marvel Entertainment, Inc.	4,143	94
*	Catalina Marketing Corp.	2,882	90
*	Live Nation, Inc.	4,041	84
	The McClatchy Co. Class A	3,617	82
*	Scholastic Corp.	2,378	81
	Harte-Hanks, Inc.	3,243	78
*	Charter Communications, Inc.	26,594	74
*	Lions Gate Entertainment Corp.	7,588	72
	Interactive Data Corp.	2,393	65
*	Morningstar, Inc.	947	61
*	CTC Media, Inc.	2,451	56
	Citadel Broadcasting Corp.	12,237	50
	Hearst-Argyle Television Inc.	1,760	45
	Entercom
	Communications Corp.	2,003	43
	Media General, Inc. Class A	1,395	39
	Sinclair Broadcast Group, Inc.	3,039	38
	PRIMEDIA Inc.	2,528	37
*	Entravision
	Communications Corp.	3,951	36
	RCN Corp.	2,438	35
*	CKX, Inc.	2,709	33
*	TiVo Inc.	5,888	33
*	Mediacom
	Communications Corp.	3,745	32
*	LodgeNet Entertainment Corp.	1,203	32
	Journal Communications, Inc.	3,016	31
*	Knology, Inc.	1,910	30
*	Cox Radio, Inc.	2,162	30
	GateHouse Media, Inc.	2,200	29
*	Valassis Communications, Inc.	3,140	29
	Gray Television, Inc.	2,790	25
	Courier Corp.	685	25
*	Lin TV Corp.	1,794	24
*	Fisher Communications, Inc.	477	23
*	Cumulus Media Inc.	2,029	22
*	Martha Stewart Living
	Omnimedia, Inc.	1,588	20
	World Wrestling
	Entertainment, Inc.	1,318	20
*	Radio One, Inc. Class D	4,780	19
*	Harris Interactive Inc.	3,703	16
*	Playboy Enterprises, Inc.
	Class B	1,394	15
	Sun-Times Media Group, Inc.	4,162	12
*	Spanish Broadcasting

Consumer Discretionary Index Fund

	System, Inc.	2,391	7
	Lee Enterprises, Inc.	134	2
	Warner Music Group Corp.	126	1
	Westwood One, Inc.	247	1
	Emmis Communications, Inc.	110	1
	Journal Register Co.	133	—
	Salem Communications Corp.	37	—
			34,551
Multiline Retail (8.0%)
	Target Corp.	53,362	3,518
*	Kohl’s Corp.	19,617	1,163
	Macy’s Inc.	30,364	963
	J.C. Penney Co., Inc.
	(Holding Co.)	13,987	962
*	Sears Holdings Corp.	5,540	795
	Nordstrom, Inc.	13,471	648
*	Dollar Tree Stores, Inc.	6,690	291
	Family Dollar Stores, Inc.	9,407	275
*	Big Lots Inc.	7,139	213
	Saks Inc.	8,008	129
	Dillard’s Inc.	4,113	98
*	99 Cents Only Stores	3,175	39
	Fred’s, Inc.	2,515	26
*	Retail Ventures, Inc.	1,830	21
	Tuesday Morning Corp.	1,955	21
	Bon-Ton Stores, Inc.	453	13
			9,175
Specialty Retail (19.5%)
	Home Depot, Inc.	133,320	5,107
	Lowe’s Cos., Inc.	98,664	3,065
	Best Buy Co., Inc.	26,806	1,178
	Staples, Inc.	47,287	1,123
	TJX Cos., Inc.	29,769	908
	The Gap, Inc.	37,091	696
*	Bed Bath & Beyond, Inc.	18,542	642
	Limited Brands, Inc.	23,422	542
	Sherwin-Williams Co.	7,503	518
	Tiffany & Co.	8,941	459
	Abercrombie & Fitch Co.	5,784	455
*	GameStop Corp. Class A	9,008	452
*	Office Depot, Inc.	18,071	442
*	AutoZone Inc.	3,230	392
	American Eagle Outfitters, Inc.	13,131	339
*	CarMax, Inc.	14,037	318
	PetSmart, Inc.	9,038	314
	Ross Stores, Inc.	9,138	254
*	O’Reilly Automotive, Inc.	7,038	250
	Advance Auto Parts, Inc.	6,890	245
	Williams-Sonoma, Inc.	6,259	209
	RadioShack Corp.	8,453	201
*	AutoNation, Inc.	10,121	192

Consumer Discretionary Index Fund

*	Chico’s FAS, Inc.	11,492	184
	OfficeMax, Inc.	4,882	173
*	Urban Outfitters, Inc.	7,546	173
	Foot Locker, Inc.	10,187	170
	Men’s Wearhouse, Inc.	3,276	166
*	Dick’s Sporting Goods, Inc.	2,463	160
	Guess ?, Inc.	2,967	157
*	AnnTaylor Stores Corp.	4,699	147
	Barnes & Noble, Inc.	3,610	130
	Circuit City Stores, Inc.	11,496	125
*	J. Crew Group, Inc.	2,475	123
*	Tractor Supply Co.	2,372	114
*	Guitar Center, Inc.	1,916	108
*	Aeropostale, Inc.	5,149	107
*	Collective Brands, Inc.	4,268	101
*	Rent-A-Center, Inc.	4,574	88
*	The Gymboree Corp.	2,097	84
*	Charming Shoppes, Inc.	7,996	72
	Aaron Rents, Inc.	2,799	72
*	Zale Corp.	3,184	72
*	Genesco, Inc.	1,470	67
*	Tween Brands, Inc.	2,143	63
*	Pacific Sunwear of
	California, Inc.	4,503	63
	Brown Shoe Co., Inc.	2,685	61
	The Pep Boys
	(Manny, Moe & Jack)	3,729	61
*	Select Comfort Corp.	3,408	58
	Borders Group, Inc.	3,858	58
*	The Dress Barn, Inc.	3,240	57
	Penske Automotive Group Inc.	2,804	55
*	Cabela’s Inc.	2,272	54
	Sonic Automotive, Inc.	1,980	53
	Group 1 Automotive, Inc.	1,488	52
*	Hibbett Sports Inc.	2,080	52
	Stage Stores, Inc.	2,821	49
*	Zumiez Inc.	1,006	49
*	Coldwater Creek Inc.	3,904	49
	Asbury Automotive Group, Inc.	2,185	47
*	The Children’s Place Retail
	Stores, Inc.	1,591	46
*	Sally Beauty Co. Inc.	5,334	45
	Cato Corp. Class A	1,972	44
*	CSK Auto Corp.	2,815	37
*	Pier 1 Imports Inc.	5,779	36
*	Jos. A. Bank Clothiers, Inc.	1,180	36
*	Blockbuster Inc. Class A	6,880	34
*	Jo-Ann Stores, Inc.	1,489	34
	Talbots Inc.	1,570	33
	Monro Muffler Brake, Inc.	837	32
	The Buckle, Inc.	819	31

Consumer Discretionary Index Fund

	Christopher & Banks Corp.	2,433	29
	Big 5 Sporting Goods Corp.	1,384	29
*	DSW Inc. Class A	894	27
	bebe stores, inc.	1,847	26
*	Charlotte Russe Holding Inc.	1,449	25
*	Hot Topic, Inc.	2,912	24
*	Blockbuster Inc. Class B	4,407	21
	Lithia Motors, Inc.	1,040	19
*	A.C. Moore Arts & Crafts, Inc.	987	19
*	Build-A-Bear-Workshop, Inc.	976	16
	Stein Mart, Inc.	1,772	16
*	Citi Trends Inc.	636	14
*	New York & Co., Inc.	1,686	11
*	Conn’s, Inc.	455	10
	Deb Shops, Inc.	353	9
	Finish Line, Inc.	142	1
			22,479
Textiles, Apparel & Luxury Goods (4.5%)
	NIKE, Inc. Class B	22,154	1,248
*	Coach, Inc.	24,221	1,079
	VF Corp.	5,852	467
	Polo Ralph Lauren Corp.	3,969	300
	Liz Claiborne, Inc.	6,687	228
	Phillips-Van Heusen Corp.	3,627	211
*	Hanesbrands Inc.	6,293	189
*	Crocs, Inc.	2,805	166
	Jones Apparel Group, Inc.	7,123	137
*	Under Armour, Inc.	1,988	129
*	Quiksilver, Inc.	8,043	108
*	Fossil, Inc.	3,113	104
*	The Warnaco Group, Inc.	2,975	104
	Wolverine World Wide, Inc.	3,618	95
*	Deckers Outdoor Corp.	777	73
*	Iconix Brand Group Inc.	3,251	67
*	Timberland Co.	3,314	67
*	Carter’s, Inc.	3,252	64
	Columbia Sportswear Co.	949	57
	K-Swiss, Inc.	1,676	40
	UniFirst Corp.	917	38
	Oxford Industries, Inc.	1,037	38
	Movado Group, Inc.	1,239	37
*	Skechers U.S.A., Inc.	1,698	34
	Kellwood Co.	1,697	33
	Steven Madden, Ltd.	1,314	32
*	Volcom, Inc.	705	28
	Kenneth Cole Productions, Inc.	799	17
*	True Religion Apparel, Inc.	974	16
*	Heelys Inc.	528	5
		5,211
Total Common Stocks
(Cost $117,141)		114,733

Consumer Discretionary Index Fund

Temporary Cash Investment (0.1%)
[1] Vanguard Market
Liquidity Fund, 5.247%
(Cost $69)	69,223	69
Total Investments (99.8%)
(Cost $117,210)		114,802
Other Assets and Liabilities (0.2%)
Other Assets—Note B		507
Liabilities		(292)
		215
Net Assets (100%)		115,017

At August 31, 2007, net assets consisted of:[2]
Amount
($000)
Paid-in Capital	117,793
Undistributed Net Investment Income	530
Accumulated Net Realized Losses	(898)
Unrealized Depreciation	(2,408)
Net Assets	115,017

Admiral Shares—Net Assets
Applicable to 31,372 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	973
Net Asset Value Per Share—
Admiral Shares	$31.02

ETF Shares—Net Assets
Applicable to 1,900,000 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	114,044
Net Asset Value Per Share—
ETF Shares	$60.02

•  See Note A in Notes to Financial Statements.

*  Non-income-producing security.

1  Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

2  See Note C in Notes to Financial Statements for the tax-basis components of net assets.

Consumer Discretionary Index Fund

Statement of Operations

Year Ended
August 31, 2007
($000)
Investment Income
Income
Dividends	1,032
Interest[1]	4
Total Income	1,036
Expenses
The Vanguard Group—Note B
Investment Advisory Services	12
Management and Administrative
Admiral Shares	2
ETF Shares	106
Marketing and Distribution
Admiral Shares	—
ETF Shares	20
Custodian Fees	29
Auditing Fees	21
Shareholders’ Reports
Admiral Shares	—
ETF Shares	13
Total Expenses	203
Net Investment Income	833
Realized Net Gain (Loss) on
Investment Securities Sold	8,674
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	191
Net Increase (Decrease) in Net Assets
Resulting from Operations	9,698

Consumer Discretionary Index Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2007	2006
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	833	377
Realized Net Gain (Loss)	8,674	1,273
Change in Unrealized Appreciation (Depreciation)	191	(2,542)
Net Increase (Decrease) in Net Assets Resulting from Operations	9,698	(892)
Distributions
Net Investment Income
Admiral Shares	(8)	(2)
ETF Shares	(564)	(216)
Realized Capital Gain
Admiral Shares	—	—
ETF Shares	—	—
Total Distributions	(572)	(218)
Capital Share Transactions—Note F
Admiral Shares	268	550
ETF Shares	57,946	15,947
Net Increase (Decrease) from Capital Share Transactions	58,214	16,497
Total Increase (Decrease)	67,340	15,387
Net Assets
Beginning of Period	47,677	32,290
End of Period[2]	115,017	47,677

1  Interest income from an affiliated company of the fund was $4,000.

2  Net Assets—End of Period includes undistributed net investment income of $530,000 and $269,000.

Consumer Discretionary Index Fund

Financial Highlights

Admiral Shares

			July 14,
	Year Ended		2005[1] to
	August 31,		Aug. 31,
For a Share Outstanding Throughout Each Period	2007	2006	2005
Net Asset Value, Beginning of Period	$27.03	$27.75	$28.29
Investment Operations
Net Investment Income	.217	.245[2]	.16[2]
Net Realized and Unrealized Gain (Loss) on Investments	4.015	(.808)	(.70)
Total from Investment Operations	4.232	(.563)	(.54)
Distributions
Dividends from Net Investment Income	(.242)	(.157)	—
Distributions from Realized Capital Gains	—	—	—
Total Distributions	(.242)	(.157)	—
Net Asset Value, End of Period	$31.02	$27.03	$27.75

Total Return[3]	15.64%	–2.03%	–1.91%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1	$0.6	$0.1
Ratio of Total Expenses to Average Net Assets	0.27%	0.28%	0.28%*
Ratio of Net Investment Income to Average Net Assets	0.84%	0.89%	0.67%*
Portfolio Turnover Rate[4]	8%	10%	13%

Consumer Discretionary Index Fund

ETF Shares

				Jan. 26,
				2004[1] to
	Year Ended August 31,			Aug. 31,
For a Share Outstanding Throughout Each Period	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$52.28	$53.65	$46.99	$50.09
Investment Operations
Net Investment Income	.45	.494[2]	.35[2]	.20
Net Realized and Unrealized Gain (Loss) on Investments	7.76	(1.556)	6.66	(3.30)
Total from Investment Operations	8.21	(1.062)	7.01	(3.10)
Distributions
Dividends from Net Investment Income	(.47)	(.308)	(.35)	—
Distributions from Realized Capital Gains	—	—	—	—
Total Distributions	(.47)	(.308)	(.35)	—
Net Asset Value, End of Period	$60.02	$52.28	$53.65	$46.99

Total Return	15.69%	–1.99%	14.91%	–6.19%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$114	$47	$32	$19
Ratio of Total Expenses to Average Net Assets	0.22%	0.25%	0.26%	0.28%*
Ratio of Net Investment Income to Average Net Assets	0.89%	0.92%	0.69%	0.68%*
Portfolio Turnover Rate[4]	8%	10%	13%	11%

1  Inception.

2  Calculated based on average shares outstanding.

3  Total returns do not reflect the 2% fee assessed on redemptions of shares held for less than one year, or the account service fee that may be applicable to certain accounts with balances below $10,000.

4  Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

*  Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

Consumer Discretionary Index Fund

Notes to Financial Statements

Vanguard Consumer Discretionary Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund files reports with the SEC under the company name Vanguard World Funds. The fund offers two classes of shares, Admiral Shares and ETF Shares. Admiral Shares are available to any investor who meets the fund’s minimum purchase requirements. ETF Shares are listed for trading on the American Stock Exchange; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of Admiral Shares are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At August 31, 2007, the fund had contributed capital of $10,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.01% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification

Consumer Discretionary Index Fund

may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended August 31, 2007, the fund realized $9,231,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at August 31, 2007, the fund had $555,000 of ordinary income available for distribution. The fund had available realized losses of $898,000 to offset future net capital gains of $36,000 through August 31, 2013, $86,000 through August 31, 2014, $178,000 through August 31, 2015, and $598,000 through August 31, 2016.

At August 31, 2007, the cost of investment securities for tax purposes was $117,210,000. Net unrealized depreciation of investment securities for tax purposes was $2,408,000, consisting of unrealized gains of $5,900,000 on securities that had risen in value since their purchase and $8,308,000 in unrealized losses on securities that had fallen in value since their purchase.

D. During the year ended August 31, 2007, the fund purchased $141,724,000 of investment securities and sold $83,311,000 of investment securities, other than temporary cash investments.

E. In June 2006, the Financial Accounting Standards Board issued Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes.” FIN 48 establishes the minimum threshold for recognizing, and a system for measuring, the benefits of tax-return positions in financial statements, and is effective for the fund’s fiscal year beginning September 1, 2007. Management has analyzed the fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended August 31, 2004–2007) for purposes of implementing FIN 48, and has concluded that as of August 31, 2007, no provision for income tax would be required in the fund’s financial statements.

F. Capital share transactions for each class of shares were (see table below):

	Year Ended August 31,
		2007		2006
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Admiral Shares
Issued	884	28	737	27
Issued in Lieu of Cash Distributions	7	—	1	—
Redeemed[1]	(623)	(20)	(188)	(7)
Net Increase (Decrease)—Admiral Shares	268	8	550	20
ETF Shares
Issued	134,154	2,300	51,989	1,000
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(76,208)	(1,300)	(36,042)	(700)
Net Increase (Decrease)—ETF Shares	57,946	1,000	15,947	300

1  Net of redemption fees of $8,000 and $2,000.

Consumer Staples Index Fund

Fund Profile

As of August 31, 2007

Portfolio Characteristics
		Target	Broad
	Fund	Index[1]	Index[2]
Number of Stocks	106	105	2,437
Median Market Cap	$51.4B	$110.8B	$33.9B
Price/Earnings Ratio	18.7x	18.4x	17.3x
Price/Book Ratio	3.6x	3.8x	2.8x
Yield		2.3%	1.8%
Admiral Shares	2.1%
ETF Shares	2.2%
Return on Equity	26.6%	27.5%	18.8%
Earnings Growth Rate	10.2%	10.3%	21.5%
Foreign Holdings	1.1%	1.1%	0.0%
Turnover Rate	12%	—	—
Expense Ratio		—	—
Admiral Shares	0.26%
ETF Shares	0.22%
Short-Term Reserves	0%	—	—

Volatility Measures[3]
	Fund Versus	Fund Versus
	Target Index[1]	Broad Index[2]
R-Squared	0.99	0.42
Beta	1.00	0.51

Industry Diversification (% of portfolio)

Agricultural Products	3%
Brewers	4
Distillers & Vintners	1
Drug Retail	8
Food Distributors	2
Food Retail	5
Household Products	21
Hypermarkets & Super Centers	9
Packaged Foods & Meats	16
Personal Products	3
Soft Drinks	16
Tobacco	12

Consumer Staples Index Fund

Ten Largest Holdings[4] (% of total net assets)

The Procter & Gamble Co.	14.1%
Altria Group, Inc.	9.7
The Coca-Cola Co.	7.1
PepsiCo, Inc.	7.1
Wal-Mart Stores, Inc.	6.9
CVS/Caremark Corp.	4.5
Kraft Foods Inc.	3.9
Walgreen Co.	3.4
Anheuser-Busch Cos., Inc.	2.9
Colgate-Palmolive Co.	2.6
Top Ten	62.2%

1  MSCI US IMI/Consumer Staples.

2  MSCI US IMI/2500.

3  For an explanation of R-squared, beta, and other terms used here, see the Glossary on page 83.

4  “Ten Largest Holdings” excludes any temporary cash investments and equity index products.

Consumer Staples Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 26, 2004–August 31, 2007

Initial Investment of $10,000

	Average Annual Total Returns		Final Value
	Periods Ended August 31, 2007		of a $10,000
	One Year	Since Inception[1]	Investment
Consumer Staples Index Fund ETF Shares
Net Asset Value	10.38%	9.57%	$13,888
Consumer Staples Index Fund ETF Shares
Market Price	10.07	9.52	13,865
MSCI US IMI/2500	15.54	9.76	13,978
MSCI US IMI/Consumer Staples	9.84	9.31	13,769

			Final Value
			of a $100,000
	One Year	Since Inception[1]	Investment
Consumer Staples Index Fund Admiral Shares[2]	10.30%	9.70%	$139,342
MSCI US IMI/2500	15.54	10.47	142,875
MSCI US IMI/Consumer Staples	9.84	9.47	138,290

Consumer Staples Index Fund

Fiscal-Year Total Returns (%):

January 26, 2004–August 31, 2007

Cumulative Returns: ETF Shares, January 26, 2004–August 31, 2007
		Cumulative
		Since
	One Year	Inception
Consumer Staples Index Fund ETF Shares Market Price	10.07%	38.65%
Consumer Staples Index Fund ETF Shares Net Asset Value	10.38	38.88
MSCI US IMI/Consumer Staples	9.84	37.86

Average Annual Total Returns: Periods Ended June 30, 2007

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

			Since
	Inception Date	One Year	Inception
ETF Shares	1/26/2004
Market Price		16.04%	10.09%
Net Asset Value		16.48	10.11
Admiral Shares[2]	1/30/2004	16.45	10.26

1  Performance for the fund and its comparative standards is calculated since the following inception dates: January 26, 2004, for ETF Shares; January 30, 2004, for Admiral Shares.

2  Total returns do not reflect the 2% fee assessed on redemptions of shares held for less than one year, or the account service fee that may be applicable to certain accounts with balances below $10,000.

Note: See Financial Highlights tables on page 19 for dividend and capital gains information.

Consumer Staples Index Fund

Financial Statements

Statement of Net Assets

As of August 31, 2007

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (100.1%)
Beverages (20.3%)
	The Coca-Cola Co.	422,658	22,731
	PepsiCo, Inc.	331,061	22,522
	Anheuser-Busch Cos., Inc.	185,758	9,176
	Coca-Cola Enterprises, Inc.	71,003	1,691
	Molson Coors Brewing Co.
	Class B	17,637	1,578
*	Constellation Brands, Inc.
	Class A	58,304	1,410
	The Pepsi Bottling Group, Inc.	37,905	1,311
	Brown-Forman Corp. Class B	15,254	1,091
*	Hansen Natural Corp.	20,393	916
	PepsiAmericas, Inc.	22,775	674
*	Central European
	Distribution Corp.	13,023	571
*	Boston Beer Co., Inc. Class A	6,478	316
*	Jones Soda Co.	23,622	255
	Coca-Cola Bottling Co.	4,280	251
	National Beverage Corp.	21,273	224
			64,717
Food & Staples Retailing (24.4%)
	Wal-Mart Stores, Inc.	501,233	21,869
	CVS/Caremark Corp.	377,295	14,269
	Walgreen Co.	241,642	10,891
	Costco Wholesale Corp.	110,089	6,798
	Sysco Corp.	152,752	5,099
	The Kroger Co.	167,899	4,463
	Safeway, Inc.	111,089	3,525
	SuperValu Inc.	54,572	2,300
	Whole Foods Market, Inc.	37,850	1,675
*	Rite Aid Corp.	166,153	842
*	BJ’s Wholesale Club, Inc.	20,980	734
	Longs Drug Stores, Inc.	11,041	582

Consumer Staples Index Fund

	Casey’s General Stores, Inc.	17,574	498
	Ruddick Corp.	14,967	488
*	Winn-Dixie Stores, Inc.	21,765	456
*	United Natural Foods, Inc.	16,689	448
*	Performance Food Group Co.	15,037	428
*	The Pantry, Inc.	11,124	371
	The Andersons, Inc.	7,717	365
*	The Great Atlantic & Pacific
	Tea Co., Inc.	10,833	340
	Nash-Finch Co.	8,484	318
	Weis Markets, Inc.	7,147	307
*	Pathmark Stores, Inc.	23,234	298
	Ingles Markets, Inc.	9,217	278
			77,642
Food Products (18.9%)
	Kraft Foods Inc.	387,552	12,425
	Archer-Daniels-Midland Co.	145,615	4,907
	General Mills, Inc.	85,830	4,796
	Kellogg Co.	69,781	3,833
	H.J. Heinz Co.	81,601	3,679
	ConAgra Foods, Inc.	126,061	3,241
	Sara Lee Corp.	186,379	3,098
	Bunge Ltd.	30,990	2,834
	Wm. Wrigley Jr. Co.	45,539	2,653
	Campbell Soup Co.	60,929	2,300
	The Hershey Co.	42,073	1,956
	Tyson Foods, Inc.	74,028	1,595
	McCormick & Co., Inc.	33,363	1,196
*	Smithfield Foods, Inc.	32,943	1,078
	Dean Foods Co.	38,218	1,026
	Corn Products International, Inc.	22,078	998
	J.M. Smucker Co.	16,416	903
	Hormel Foods Corp.	23,432	835
	Del Monte Foods Co.	65,549	691
	Pilgrim’s Pride Corp.	15,361	624
	Flowers Foods, Inc.	28,929	597
*	Ralcorp Holdings, Inc.	9,317	576
*	Hain Celestial Group, Inc.	16,150	473
	Lancaster Colony Corp.	10,249	417
	Seaboard Corp.	195	405
*	TreeHouse Foods Inc.	14,593	393
	Sanderson Farms, Inc.	9,045	379
*	Chiquita Brands
	International, Inc.	22,583	352
	Tootsie Roll Industries, Inc.	12,284	333
	Lance, Inc.	13,271	331
	J & J Snack Foods Corp.	8,738	328
	Reddy Ice Holdings, Inc.	10,781	312
	Alico, Inc.	4,941	253
	Farmer Brothers, Inc.	10,249	236
	Wm. Wrigley Jr. Co. Class B	3,993	232
			60,285
Household Products (20.9%)

Consumer Staples Index Fund

The Procter & Gamble Co.	690,057	45,068
Colgate-Palmolive Co.	124,579	8,262
Kimberly-Clark Corp.	111,300	7,645
The Clorox Co.	39,385	2,355
* Energizer Holdings, Inc.	14,579	1,544
Church & Dwight, Inc.	19,933	895
WD-40 Co.	9,508	331
* Central Garden & Pet Co.
Class A	21,281	268
* Spectrum Brands Inc.	46,837	264
* Central Garden and Pet Co.	10,513	135
		66,767
Personal Products (3.3%)
Avon Products, Inc.	110,063	3,781
The Estee Lauder Cos. Inc.
Class A	31,760	1,321
* NBTY, Inc.	18,925	695
Alberto-Culver Co.	27,888	646
Herbalife Ltd.	14,047	596
* Bare Escentuals, Inc.	20,878	514
* Playtex Products, Inc.	24,598	448
* Chattem, Inc.	6,955	429
Nu Skin Enterprises, Inc.	26,096	406
* Elizabeth Arden, Inc.	14,124	347
* American Oriental
Bioengineering, Inc.	35,011	326
* Prestige Brands Holdings Inc.	25,530	280
* USANA Health Sciences, Inc.	7,243	276
* Revlon, Inc. Class A	201,258	231
Mannatech, Inc.	25,811	213
		10,509
Tobacco (12.3%)
Altria Group, Inc.	445,193	30,901
Reynolds American Inc.	45,083	2,981
Carolina Group	28,367	2,159
UST, Inc.	42,052	2,072
Universal Corp. (VA)	10,388	510
Vector Group Ltd.	16,002	368
* Alliance One International, Inc.	46,998	362

Consumer Staples Index Fund

		39,353
Total Common Stocks
(Cost $288,321)		319,273
Temporary Cash Investment (0.1%)
[1] Vanguard Market
Liquidity Fund, 5.247%
(Cost $190)	190,135	190
Total Investments (100.2%)
(Cost $288,511)		319,463
Other Assets and Liabilities (–0.2%)
Other Assets—Note B		3,070
Liabilities		(3,633)
		(563)
Net Assets (100%)		318,900

At August 31, 2007, net assets consisted of:[2]
Amount
($000)
Paid-in Capital	287,321
Undistributed Net Investment Income	4,003
Accumulated Net Realized Losses	(3,376)
Unrealized Appreciation	30,952
Net Assets	318,900

Admiral Shares—Net Assets
Applicable to 273,328 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	9,081
Net Asset Value Per Share—
Admiral Shares	$33.22

ETF Shares—Net Assets
Applicable to 4,600,000 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	309,819
Net Asset Value Per Share—
ETF Shares	$67.35

•  See Note A in Notes to Financial Statements.

*  Non-income-producing security.

1  Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

2  See Note C in Notes to Financial Statements for the tax-basis components of net assets.

Consumer Staples Index Fund

Statement of Operations

Year Ended
August 31, 2007
($000)
Investment Income
Income
Dividends	7,038
Interest[1]	5
Total Income	7,043
Expenses
The Vanguard Group—Note B
Investment Advisory Services	47
Management and Administrative
Admiral Shares	15
ETF Shares	440
Marketing and Distribution
Admiral Shares	2
ETF Shares	69
Custodian Fees	13
Auditing Fees	21
Shareholders’ Reports
Admiral Shares	—
ETF Shares	31
Total Expenses	638
Net Investment Income	6,405
Realized Net Gain (Loss) on
Investment Securities Sold	6,817
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	13,738
Net Increase (Decrease) in Net Assets
Resulting from Operations	26,960

Consumer Staples Index Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2007	2006
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	6,405	2,149
Realized Net Gain (Loss)	6,817	(1,072)
Change in Unrealized Appreciation (Depreciation)	13,738	15,111
Net Increase (Decrease) in Net Assets Resulting from Operations	26,960	16,188
Distributions
Net Investment Income
Admiral Shares	(96)	(51)
ETF Shares	(3,840)	(1,054)
Realized Capital Gain
Admiral Shares	—	—
ETF Shares	—	—
Total Distributions	(3,936)	(1,105)
Capital Share Transactions—Note F
Admiral Shares	2,899	1,104
ETF Shares	76,754	123,168
Net Increase (Decrease) from Capital Share Transactions	79,653	124,272
Total Increase (Decrease)	102,677	139,355
Net Assets
Beginning of Period	216,223	76,868
End of Period[2]	318,900	216,223

1  Interest income from an affiliated company of the fund was $5,000.

2  Net Assets—End of Period includes undistributed net investment income of $4,003,000 and $1,534,000.

Consumer Staples Index Fund

Financial Highlights

Admiral Shares

				Jan. 30,
				2004[1] to
	Year Ended August 31,			Aug. 31,
For a Share Outstanding Throughout Each Period	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$30.56	$27.64	$25.82	$25.00
Investment Operations
Net Investment Income	.662	.547[2]	.427[2]	.24
Net Realized and Unrealized Gain (Loss) on Investments	2.460	2.716	1.952	.58
Total from Investment Operations	3.122	3.263	2.379	.82
Distributions
Dividends from Net Investment Income	(.462)	(.343)	(.440)	—
Distributions from Realized Capital Gains	—	—	(.119)	—
Total Distributions	(.462)	(.343)	(.559)	—
Net Asset Value, End of Period	$33.22	$30.56	$27.64	$25.82

Total Return[3]	10.30%	11.92%	9.29%	3.28%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$9	$6	$4	$1
Ratio of Total Expenses to Average Net Assets	0.26%	0.28%	0.28%	0.28%*
Ratio of Net Investment Income to Average Net Assets	2.16%	1.90%	1.69%	1.51%*
Portfolio Turnover Rate[4]	12%	14%	7%	20%

Consumer Staples Index Fund

ETF Shares

				Jan. 26,
				2004[1] to
	Year Ended August 31,			Aug. 31,
For a Share Outstanding Throughout Each Period	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$61.94	$56.03	$52.28	$50.84
Investment Operations
Net Investment Income	1.37	1.090[2]	.950[2]	.47
Net Realized and Unrealized Gain (Loss) on Investments	5.00	5.523	3.894	.97
Total from Investment Operations	6.37	6.613	4.844	1.44
Distributions
Dividends from Net Investment Income	(.96)	(.703)	(.853)	—
Distributions from Realized Capital Gains	—	—	(.241)	—
Total Distributions	(.96)	(.703)	(1.094)	—
Net Asset Value, End of Period	$67.35	$61.94	$56.03	$52.28

Total Return	10.38%	11.91%	9.33%	2.83%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$310	$211	$73	$21
Ratio of Total Expenses to Average Net Assets	0.22%	0.25%	0.26%	0.28%*
Ratio of Net Investment Income to Average Net Assets	2.20%	1.93%	1.71%	1.51%*
Portfolio Turnover Rate[4]	12%	14%	7%	20%

1  Inception.

2  Calculated based on average shares outstanding.

3  Total returns do not reflect the 2% fee assessed on redemptions of shares held for less than one year, or the account service fee that may be applicable to certain accounts with balances below $10,000.

4  Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

*  Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

Consumer Staples Index Fund

Notes to Financial Statements

Vanguard Consumer Staples Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund files reports with the SEC under the company name Vanguard World Funds. The fund offers two classes of shares, Admiral Shares and ETF Shares. Admiral Shares are available to any investor who meets the fund’s minimum purchase requirements. ETF Shares are listed for trading on the American Stock Exchange; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of Admiral Shares are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At August 31, 2007, the fund had contributed capital of $28,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.03% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

Consumer Staples Index Fund

During the year ended August 31, 2007, the fund realized $9,112,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at August 31, 2007, the fund had $4,134,000 of ordinary income available for distribution. The fund had available realized losses of $3,381,000 to offset future net capital gains of $276,000 through August 31, 2014, $773,000 through August 31, 2015, and $2,332,000 through August 31, 2016.

At August 31, 2007, the cost of investment securities for tax purposes was $288,514,000. Net unrealized appreciation of investment securities for tax purposes was $30,949,000, consisting of unrealized gains of $34,924,000 on securities that had risen in value since their purchase and $3,975,000 in unrealized losses on securities that had fallen in value since their purchase.

D. During the year ended August 31, 2007, the fund purchased $148,717,000 of investment securities and sold $66,012,000 of investment securities, other than temporary cash investments.

E. In June 2006, the Financial Accounting Standards Board issued Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes.” FIN 48 establishes the minimum threshold for recognizing, and a system for measuring, the benefits of tax-return positions in financial statements, and is effective for the fund’s fiscal year beginning September 1, 2007. Management has analyzed the fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended August 31, 2004–2007) for purposes of implementing FIN 48, and has concluded that as of August 31, 2007, no provision for income tax would be required in the fund’s financial statements.

F. Capital share transactions for each class of shares were (see table below):

	Year Ended August 31,
		2007		2006
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Admiral Shares
Issued	4,493	139	1,868	65
Issued in Lieu of Cash Distributions	92	3	50	2
Redeemed[1]	(1,686)	(53)	(814)	(29)
Net Increase (Decrease)—Admiral Shares	2,899	89	1,104	38
ETF Shares
Issued	109,926	1,700	123,168	2,100
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(33,172)	(500)	—	—
Net Increase (Decrease)—ETF Shares	76,754	1,200	123,168	2,100

1  Net of redemption fees of $9,000 and $4,000.

Energy Index Fund

Fund Profile

As of August 31, 2007

Portfolio Characteristics
		Target	Broad
	Fund	Index[1]	Index[2]
Number of Stocks	152	152	2,437
Median Market Cap	$37.6B	$113.7B	$33.9B
Price/Earnings Ratio	12.9x	12.6x	17.3x
Price/Book Ratio	2.7x	2.9x	2.8x
Yield		1.3%	1.8%
Admiral Shares	1.1%
ETF Shares	1.2%
Return on Equity	23.4%	24.5%	18.8%
Earnings Growth Rate	54.3%	52.6%	21.5%
Foreign Holdings	0.3%	0.3%	0.0%
Turnover Rate	15%	—	—
Expense Ratio		—	—
Admiral Shares	0.26%
ETF Shares	0.22%
Short-Term Reserves	0%	—	—

Industry Diversification (% of portfolio)

Coal & Consumable Fuels	2%
Integrated Oil & Gas	45
Oil & Gas Drilling	7
Oil & Gas Equipment & Services	21
Oil & Gas Exploration & Production	16
Oil & Gas Refining & Marketing	5
Oil & Gas Storage & Transportation	4

Energy Index Fund

Ten Largest Holdings[3] (% of total net assets)

ExxonMobil Corp.	19.9%
Chevron Corp.	11.0
ConocoPhillips Co.	7.4
Schlumberger Ltd.	7.3
Occidental Petroleum Corp.	2.8
Valero Energy Corp.	2.3
Marathon Oil Corp.	2.3
Devon Energy Corp.	1.9
Halliburton Co.	1.9
Transocean Inc.	1.8
Top Ten	58.6%

1  MSCI US IMI/Energy.

2  MSCI US IMI/2500.

3  “Ten Largest Holdings” excludes any temporary cash investments and equity index products.

See page 83 for a glossary of investment terms.

Energy Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 23, 2004–August 31, 2007

Initial Investment of $10,000

	Average Annual Total Returns		Final Value
	Periods Ended August 31, 2007		of a $10,000
	One Year	Since Inception[1]	Investment
Energy Index Fund ETF Shares Net Asset Value	26.09%	28.75%	$21,000
Energy Index Fund ETF Shares Market Price	25.89	28.71	20,980
MSCI US IMI/2500	15.54	13.22	14,399
MSCI US IMI/Energy	26.84	28.31	20,793

			Final Value
			of a $100,000
	One Year	Since Inception[1]	Investment
Energy Index Fund Admiral Shares[2]	26.03%	26.69%	$198,481
MSCI US IMI/2500	15.54	12.58	140,960
MSCI US IMI/Energy	26.84	26.16	196,093

Energy Index Fund

Fiscal-Year Total Returns (%):

September 23, 2004–August 31, 2007

Cumulative Returns: ETF Shares, September 23, 2004–August 31, 2007
		Cumulative
		Since
	One Year	Inception
Energy Index Fund ETF Shares Market Price	25.89%	109.80%
Energy Index Fund ETF Shares Net Asset Value	26.09	110.00
MSCI US IMI/Energy	26.84	107.93

Average Annual Total Returns: Periods Ended June 30, 2007

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

			Since
	Inception Date	One Year	Inception
ETF Shares	9/23/2004
Market Price		24.46%	30.78%
Net Asset Value		24.66	30.83
Admiral Shares[2]	10/7/2004	24.60	28.64

1  Performance for the fund and its comparative standards is calculated since the following inception dates: September 23, 2004, for ETF Shares; October 7, 2004, for Admiral Shares.

2  Total returns do not reflect the 2% fee assessed on redemptions of shares held for less than one year, or the account service fee that may be applicable to certain accounts with balances below $10,000.
Note: See Financial Highlights tables on page 26 for dividend and capital gains information.

Energy Index Fund

Financial Statements

Statement of Net Assets

As of August 31, 2007

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (99.8%)
Energy Equipment & Services (27.9%)
	Oil & Gas Drilling (7.4%)
*	Transocean Inc.	134,451	14,129
	GlobalSantaFe Corp.	109,372	7,721
	Noble Corp.	130,466	6,401
*	Nabors Industries, Inc.	145,090	4,293
	ENSCO International, Inc.	75,438	4,090
	Diamond Offshore Drilling, Inc.	35,851	3,770
*	Pride International, Inc.	88,212	3,102
	Rowan Cos., Inc.	61,738	2,318
	Patterson-UTI Energy, Inc.	92,162	1,979
	Helmerich & Payne, Inc.	58,419	1,840
*	Unit Corp.	30,432	1,493
*	Hercules Offshore, Inc.	55,369	1,409
*	Atwood Oceanics, Inc.	18,410	1,399
*	Grey Wolf, Inc.	152,164	1,010
*	Parker Drilling Co.	95,943	747
*	Pioneer Drilling Co.	60,063	730
*	Bronco Drilling Co., Inc.	39,346	580

	Oil & Gas Equipment & Services (20.5%)
	Schlumberger Ltd.	582,344	56,196
	Halliburton Co.	427,917	14,802
	Baker Hughes, Inc.	150,805	12,647
*	National Oilwell Varco Inc.	84,302	10,791
*	Weatherford International Ltd.	161,001	9,399
	Smith International, Inc.	98,038	6,570
*	Cameron International Corp.	54,867	4,486
	BJ Services Co.	151,431	3,757
*	Grant Prideco, Inc.	66,121	3,656
*	FMC Technologies Inc.	34,112	3,230

Energy Index Fund

*	Exterran Holdings, Inc.	35,333	2,738
*	Oceaneering International, Inc.	31,788	2,135
	Tidewater Inc.	31,464	2,059
*	Superior Energy Services, Inc.	45,924	1,783
*	Dresser Rand Group, Inc.	48,101	1,773
*	Core Laboratories N.V.	14,287	1,602
*	Global Industries Ltd.	60,147	1,454
*	SEACOR Holdings Inc.	15,686	1,377
*	Oil States International, Inc.	32,344	1,365
*	W-H Energy Services, Inc.	21,114	1,342
*	Dril-Quip, Inc.	25,588	1,204
*	TETRA Technologies, Inc.	52,967	1,059
	CARBO Ceramics Inc.	19,305	903
*	Complete Production
	Services, Inc.	40,070	890
*	Bristow Group, Inc.	20,269	879
	Lufkin Industries, Inc.	15,408	876
*	Input/Output, Inc.	61,548	873
*	Hornbeck Offshore
	Services, Inc.	21,900	835
*	Gulfmark Offshore, Inc.	18,116	831
*	NATCO Group Inc.	16,154	807
*	Willbros Group, Inc.	26,460	752
	RPC Inc.	50,153	692
*	Trico Marine Services, Inc.	20,955	689
*	Horizon Offshore, Inc.	41,411	685
*	Allis-Chalmers Energy Inc.	32,161	641
*	Superior Well Services, Inc.	28,803	622
*	Cal Dive International, Inc.	43,944	615
*	Newpark Resources, Inc.	107,414	602
*	Basic Energy Services Inc.	17,930	371
*	SulphCo, Inc.	51,440	352
*	Matrix Service Co.	11,349	215
			215,566
Oil, Gas & Consumable Fuels (71.9%)
	Coal & Consumable Fuels (2.1%)
	Peabody Energy Corp.	130,925	5,566
	CONSOL Energy, Inc.	92,059	3,671
	Arch Coal, Inc.	80,109	2,362
	Foundation Coal Holdings, Inc.	34,137	1,158
	Massey Energy Co.	45,826	951
*	Alpha Natural Resources, Inc.	47,894	925
*	USEC Inc.	65,854	882
*	International Coal Group, Inc.	160,015	648
*	Evergreen Energy, Inc.	79,671	328

	Integrated Oil & Gas (45.2%)
	ExxonMobil Corp.	1,792,686	153,687
	Chevron Corp.	966,571	84,826
	ConocoPhillips Co.	695,478	56,953

Energy Index Fund

	Occidental Petroleum Corp.	386,147	21,891
	Marathon Oil Corp.	323,390	17,427
	Hess Corp.	136,991	8,407
	Murphy Oil Corp.	88,619	5,400

	Oil & Gas Exploration & Production (16.5%)
	Devon Energy Corp.	197,780	14,895
	Apache Corp.	154,894	11,986
	Anadarko Petroleum Corp.	219,580	10,755
	XTO Energy, Inc.	175,380	9,534
	EOG Resources, Inc.	117,705	7,929
	Chesapeake Energy Corp.	212,795	6,865
	Noble Energy, Inc.	84,934	5,102
*	Ultra Petroleum Corp.	76,811	4,102
*	Southwestern Energy Co.	89,541	3,330
*	Newfield Exploration Co.	69,570	3,026
	Range Resources Corp.	79,769	2,896
	Pioneer Natural Resources Co.	67,024	2,751
*	Denbury Resources, Inc.	66,644	2,651
	Cabot Oil & Gas Corp.	57,806	1,927
*	Helix Energy
	Solutions Group, Inc.	48,836	1,877
*	Forest Oil Corp.	47,092	1,820
	Cimarex Energy Co.	50,566	1,811
	Pogo Producing Co.	35,647	1,776
*	Plains Exploration &
	Production Co.	45,763	1,717
*	Petrohawk Energy Corp.	107,485	1,627
*	Cheniere Energy, Inc.	37,108	1,339
*	Quicksilver Resources, Inc.	33,415	1,335
	St. Mary Land &
	Exploration Co.	37,845	1,262
*	Mariner Energy Inc.	58,928	1,236
*	Whiting Petroleum Corp.	31,264	1,162
	Penn Virginia Corp.	28,344	1,131
*	EXCO Resources, Inc.	65,452	1,100
*	Encore Acquisition Co.	38,672	1,075
	Atlas America, Inc.	21,014	1,069
	Berry Petroleum Class A	30,421	1,037
*	Comstock Resources, Inc.	36,324	1,000
*	Bill Barrett Corp.	26,200	923
*	ATP Oil & Gas Corp.	20,711	892
*	Oilsands Quest, Inc.	175,935	887
*	Delta Petroleum Corp.	59,328	879
*	Swift Energy Co.	23,035	857
*	Carrizo Oil & Gas, Inc.	21,822	857
*	Arena Resources, Inc.	13,938	855
*	Rosetta Resources, Inc.	50,361	845
*	CNX Gas Corp.	30,326	808
	W&T Offshore, Inc.	34,071	759
*	Parallel Petroleum Corp.	42,766	757

Energy Index Fund

*	Petroleum Development Corp.	18,861	755
*	Warren Resources Inc.	60,475	715
*	Harvest Natural
	Resources, Inc.	57,532	659
*	Bois d’Arc Energy, Inc.	34,079	612
*	McMoRan Exploration Co.	44,509	605
*	Goodrich Petroleum Corp.	20,114	596
*	PetroQuest Energy, Inc.	52,471	586
*	Veneco Inc.	35,857	576
*	Stone Energy Corp.	16,326	538
*	Energy Partners, Ltd.	28,786	393
*	Brigham Exploration Co.	64,380	325
*	The Meridian Resource Corp.	61,584	143
*	GeoGlobal Resources Inc.	6,010	19

	Oil & Gas Refining & Marketing (4.6%)
	Valero Energy Corp.	255,889	17,531
	Sunoco, Inc.	61,408	4,491
	Tesoro Corp.	71,115	3,508
	Frontier Oil Corp.	61,060	2,505
	Holly Corp.	27,977	1,865
	Western Refining, Inc.	22,674	1,175
	World Fuel Services Corp.	22,379	863
*	US BioEnergy Corp.	68,498	713
	Alon USA Energy, Inc.	17,688	677
	Delek US Holdings, Inc.	22,572	619
*	Aventine Renewable
	Energy Holdings, Inc.	22,888	328
*	Rentech, Inc.	129,368	301
*	Pacific Ethanol, Inc.	24,647	285
*	VeraSun Energy Corp.	19,090	247

	Oil & Gas Storage & Transportation (3.5%)
	Williams Cos., Inc.	286,024	8,867
	Spectra Energy Corp.	306,056	7,116
	El Paso Corp.	345,875	5,489
*	Kinder Morgan
	Management, LLC	38,198	1,839
Overseas Shipholding
Group Inc.		20,873	1,490
Crosstex Energy, Inc.		25,366	833
* Enbridge Energy
Management LLC		14,104	735
MarkWest Hydrocarbon, Inc.		11,900	598
General Maritime Corp.		3,963	102

Energy Index Fund

554,223
Total Investments (99.8%)
(Cost $601,382)	769,789
Other Assets and Liabilities (0.2%)
Receivables For Investment
Securities Sold	16,126
Other Assets—Note B	2,211
Liabilities	(16,943)
1,394
Net Assets (100%)	771,183

At August 31, 2007, net assets consisted of:[1]
Amount
($000)
Paid in Capital	601,008
Undistributed Net Investment Income	5,014
Accumulated Net Realized Losses	(3,246)
Unrealized Appreciation	168,407
Net Assets	771,183

Admiral Shares—Net Assets
Applicable to 2,280,470 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	114,849
Net Asset Value Per Share—
Admiral Shares	$50.36

ETF Shares—Net Assets
Applicable to 6,503,632 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	656,334
Net Asset Value Per Share—
ETF Shares	$100.92

•  See Note A in Notes to Financial Statements.

*  Non-income-producing security.

1  See Note C in Notes to Financial Statements for the tax-basis components of net assets.

Energy Index Fund

Statement of Operations

Year Ended
August 31, 2007
($000)
Investment Income
Income
Dividends	7,749
Interest[1]	61
Total Income	7,810
Expenses
The Vanguard Group—Note B
Investment Advisory Services	84
Management and Administrative
Admiral Shares	189
ETF Shares	725
Marketing and Distribution
Admiral Shares	20
ETF Shares	109
Custodian Fees	52
Auditing Fees	23
Shareholders’ Reports
Admiral Shares	1
ETF Shares	41
Trustees’ Fees and Expenses	1
Total Expenses	1,245
Net Investment Income	6,565
Realized Net Gain (Loss) on
Investment Securities Sold	3,965
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	115,652
Net Increase (Decrease) in Net Assets
Resulting from Operations	126,182

Energy Index Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2007	2006
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	6,565	4,233
Realized Net Gain (Loss)	3,965	16,291
Change in Unrealized Appreciation (Depreciation)	115,652	11,499
Net Increase (Decrease) in Net Assets Resulting from Operations	126,182	32,023
Distributions
Net Investment Income
Admiral Shares	(852)	(618)
ETF Shares	(4,184)	(2,034)
Realized Capital Gain
Admiral Shares	—	—
ETF Shares	—	—
Total Distributions	(5,036)	(2,652)
Capital Share Transactions—Note F
Admiral Shares	13,336	15,324
ETF Shares	213,757	135,972
Net Increase (Decrease) from Capital Share Transactions	227,093	151,296
Total Increase (Decrease)	348,239	180,667
Net Assets
Beginning of Period	422,944	242,277
End of Period[2]	771,183	422,944

1  Interest income from an affiliated company of the fund was $61,000.

2  Net Assets—End of Period includes undistributed net investment income of $5,014,000 and $3,485,000.

Energy Index Fund

Financial Highlights

Admiral Shares

			Oct. 7,
	Year Ended		2004[1] to
	August 31,		Aug. 31,
For a Share Outstanding Throughout Each Period	2007	2006	2005
Net Asset Value, Beginning of Period	$40.36	$36.29	$25.98
Investment Operations
Net Investment Income	.501[2]	.46[2]	.588[2,3]
Net Realized and Unrealized Gain (Loss) on Investments	9.944	3.96	9.833
Total from Investment Operations	10.445	4.42	10.421
Distributions
Dividends from Net Investment Income	(.445)	(.35)	(.111)
Distributions from Realized Capital Gains	—	—	—
Total Distributions	(.445)	(.35)	(.111)
Net Asset Value, End of Period	$50.36	$40.36	$36.29

Total Return[4]	26.03%	12.27%	40.27%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$115	$83	$60
Ratio of Total Expenses to Average Net Assets	0.26%	0.28%	0.28%*
Ratio of Net Investment Income to Average Net Assets	1.16%	1.20%	1.95%3,*
Portfolio Turnover Rate[5]	15%	21%	16%

Energy Index Fund

ETF Shares

			Sept. 23,
		Year Ended	2004[1] to
		August 31,	Aug. 31,
For a Share Outstanding Throughout Each Period	2007	2006	2005
Net Asset Value, Beginning of Period	$80.90	$72.72	$49.24
Investment Operations
Net Investment Income	1.080	. [2]966[2]	1.169[2,6]
Net Realized and Unrealized Gain (Loss) on Investments	19.869	7.915	22.527
Total from Investment Operations	20.949	8.881	23.696
Distributions
Dividends from Net Investment Income	(.929)	(.701)	(.216)
Distributions from Realized Capital Gains	—	—	—
Total Distributions	(.929)	(.701)	(.216)
Net Asset Value, End of Period	$100.92	$80.90	$72.72

Total Return	26.09%	12.31%	48.29%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$656	$340	$182
Ratio of Total Expenses to Average Net Assets	0.22%	0.25%	0.26%*
Ratio of Net Investment Income to Average Net Assets	1.20%	1.23%	1.97%6,*
Portfolio Turnover Rate[5]	15%	21%	16%

1  Inception.

2  Calculated based on average shares outstanding.

3  Net investment income per share and the ratio of net investment income to average net assets include $.163 and 0.52%, respectively, resulting from a cash payment received in connection with the merger of Chevron Corp. and Unocal Corp. in August 2005.

4  Total returns do not reflect the 2% fee assessed on redemptions of shares held for less than one year, or the account service fee that may be applicable to certain accounts with balances below $10,000.

5  Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

6  Net investment income per share and the ratio of net investment income to average net assets include $.324 and 0.52%, respectively, resulting from a cash payment received in connection with the merger of Chevron Corp. and Unocal Corp. in August 2005.

*  Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

Energy Index Fund

Notes to Financial Statements

Vanguard Energy Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund files reports with the SEC under the company name Vanguard World Funds. The fund offers two classes of shares, Admiral Shares and ETF Shares. Admiral Shares are available to any investor who meets the fund’s minimum purchase requirements. ETF Shares are listed for trading on the American Stock Exchange; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of Admiral Shares are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At August 31, 2007, the fund had contributed capital of $66,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.07% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future.

Energy Index Fund

Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended August 31, 2007, the fund realized $5,829,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at August 31, 2007, the fund had $5,288,000 of ordinary income available for distribution. The fund had available realized losses of $2,704,000 to offset future net capital gains of $5,000 through August 31, 2013, $789,000 through August 31, 2014, $461,000 through August 31, 2015, and $1,449,000 through August 31, 2016.

At August 31, 2007, the cost of investment securities for tax purposes was $601,923,000. Net unrealized appreciation of investment securities for tax purposes was $167,866,000, consisting of unrealized gains of $175,248,000 on securities that had risen in value since their purchase and $7,382,000 in unrealized losses on securities that had fallen in value since their purchase.

D. During the year ended August 31, 2007, the fund purchased $334,761,000 of investment securities and sold $107,748,000 of investment securities, other than temporary cash investments.

E. In June 2006, the Financial Accounting Standards Board issued Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes.” FIN 48 establishes the minimum threshold for recognizing, and a system for measuring, the benefits of tax-return positions in financial statements, and is effective for the fund’s fiscal year beginning September 1, 2007. Management has analyzed the fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended August 31, 2005–2007) for purposes of implementing FIN 48, and has concluded that as of August 31, 2007, no provision for income tax would be required in the fund’s financial statements.

F. Capital share transactions for each class of shares were (see table below):

			Year Ended August 31,
		2007		2006
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Admiral Shares
Issued	43,071	931	31,354	808
Issued in Lieu of Cash Distributions	749	17	548	15
Redeemed[1]	(30,484)	(721)	(16,578)	(436)
Net Increase (Decrease)—Admiral Shares	13,336	227	15,324	387
ETF Shares
Issued	247,713	2,700	203,625	2,604
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(33,956)	(400)	(67,653)	(900)
Net Increase (Decrease)—ETF Shares	213,757	2,300	135,972	1,704

1  Net of redemption fees of $96,000 and $112,000.

Financials Index Fund

Fund Profile

As of August 31, 2007

Portfolio Characteristics
		Target	Broad
	Fund	Index[1]	Index[2]
Number of Stocks	519	519	2,437
Median Market Cap	$33.3B	$33.3B	$33.9B
Price/Earnings Ratio	12.0x	12.0x	17.3x
Price/Book Ratio	1.8x	1.8x	2.8x
Yield		3.0%	1.8%
Admiral Shares	2.8%
ETF Shares	2.9%
Return on Equity	16.6%	16.6%	18.8%
Earnings Growth Rate	19.3%	19.2%	21.5%
Foreign Holdings	0.3%	0.3%	0.0%
Turnover Rate	12%	—	—
Expense Ratio		—	—
Admiral Shares	0.26%
ETF Shares	0.22%
Short-Term Reserves	0%	—	—

Volatility Measures[3]
	Fund Versus	Fund Versus
	Target Index[1]	Broad Index[2]
R-Squared	1.00	0.62
Beta	1.00	0.95

Financials Index Fund

Industry Diversification (% of portfolio)

Asset Management & Custody Banks	6%
Consumer Finance	4
Diversified Banks	9
Diversified REITs	1
Industrial REITs	1
Insurance Brokers	1
Investment Banking & Brokerage	9
Life & Health Insurance	5
Mortgage REITs	1
Multiline Insurance	7
Office REITs	1
Other Diversified Financial Services	19
Property & Casualty Insurance	9
Real Estate Management & Development	1
Regional Banks	10
Reinsurance	1
Residential REITs	2
Retail REITs	3
Specialized Finance	2
Specialized REITs	2
Thrifts & Mortgage Finance	6

Ten Largest Holdings[4] (% of total net assets)

Citigroup, Inc.	7.3%
Bank of America Corp.	7.1
JPMorgan Chase & Co.	4.8
American International Group, Inc.	4.6
Wells Fargo & Co.	3.7
Wachovia Corp.	2.9
The Goldman Sachs Group, Inc.	2.0
Fannie Mae	2.0
American Express Co.	2.0
Merrill Lynch & Co., Inc.	1.9
Top Ten	38.3%

1  MSCI US IMI/Financials.

2  MSCI US IMI/2500.

3  For an explanation of R-squared, beta, and other terms used here, see the Glossary on page 83.

4  “Ten Largest Holdings” excludes any temporary cash investments and equity index products.

Financials Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 26, 2004–August 31, 2007

Initial Investment of $10,000

	Average Annual Total Returns		Final Value
	Periods Ended August 31, 2007		of a $10,000
	One Year	Since Inception[1]	Investment
Financials Index Fund ETF Shares Net Asset Value	2.97%	7.01%	$12,758
Financials Index Fund ETF Shares Market Price	2.32	6.92	12,721
MSCI US IMI/2500	15.54	9.76	13,978
MSCI US IMI/Financials	3.16	7.22	12,849

			Final Value
			of a $100,000
	One Year	Since Inception[1]	Investment
Financials Index Fund Admiral Shares[2]	2.95%	7.55%	$129,670
MSCI US IMI/2500	15.54	10.72	143,822
MSCI US IMI/Financials	3.16	7.78	130,659

Financials Index Fund

Fiscal-Year Total Returns (%):

January 26, 2004–August 31, 2007

Cumulative Returns: ETF Shares, January 26, 2004–August 31, 2007
		Cumulative
		Since
	One Year	Inception
Financials Index Fund ETF Shares Market Price	2.32%	27.21%
Financials Index Fund ETF Shares Net Asset Value	2.97	27.58
MSCI US IMI/Financials	3.16	28.49

Average Annual Total Returns: Periods Ended June 30, 2007

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

			Since
	Inception Date	One Year	Inception
ETF Shares	1/26/2004
Market Price		13.17%	9.33%
Net Asset Value		13.33	9.36
Admiral Shares[2]	2/4/2004	13.33	9.96

1  Performance for the fund and its comparative standards is calculated since the following inception dates: January 26, 2004, for ETF Shares; February 4, 2004, for Admiral Shares.

2  Total returns do not reflect the 2% fee assessed on redemptions of shares held for less than one year, or the account service fee that may be applicable to certain accounts with balances below $10,000.
Note: See Financial Highlights tables on page 35 for dividend and capital gains information.

Financials Index Fund

Financial Statements

Statement of Net Assets

As of August 31, 2007

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (100.2%)
Capital Markets (14.5%)
	The Goldman
	Sachs Group, Inc.	34,968	6,155
	Merrill Lynch & Co., Inc.	78,722	5,802
	Morgan Stanley	90,029	5,615
	Bank of New York
	Mellon Corp.	106,384	4,301
	Lehman Brothers
	Holdings, Inc.	42,031	2,305
	State Street Corp.	37,309	2,289
	Franklin Resources Corp.	16,759	2,208
	Charles Schwab Corp.	91,784	1,817
	Ameriprise Financial, Inc.	21,882	1,335
	T. Rowe Price Group Inc.	23,737	1,218
	Bear Stearns Co., Inc.	10,736	1,167
	Northern Trust Corp.	18,513	1,138
	Legg Mason Inc.	12,337	1,071
	American Capital
	Strategies, Ltd.	16,173	668
*	E*TRADE Financial Corp.	40,085	625
	A.G. Edwards, Inc.	7,121	595
	Janus Capital Group Inc.	17,803	473
	Nuveen Investments, Inc.
	Class A	7,452	463
*	TD Ameritrade Holding Corp.	25,399	461
	Eaton Vance Corp.	11,240	432
	Allied Capital Corp.	14,294	426
	SEI Investments Co.	13,935	354
*	Affiliated Managers Group, Inc.	2,893	328
	Federated Investors, Inc.	8,889	312
	Raymond James Financial, Inc.	8,700	285

Financials Index Fund

	Jefferies Group, Inc.	9,512	246
	Apollo Investment Corp.	9,449	206
	Waddell & Reed Financial, Inc.	7,837	195
*	Investment Technology
	Group, Inc.	4,111	166
*	Knight Capital Group, Inc.
	Class A	9,324	128
*	GFI Group Inc.	1,545	114
	Ares Capital Corp.	6,234	102
	optionsXpress Holdings Inc.	3,835	90
*	Piper Jaffray Cos., Inc.	1,738	89
	MCG Capital Corp.	5,820	85
	Greenhill & Co., Inc.	1,455	84
*	Stifel Financial Corp.	964	52
	Calamos Asset
	Management, Inc.	2,195	51
*	KBW Inc.	1,771	49
	Cohen & Steers, Inc.	1,455	48
	SWS Group, Inc.	2,275	40
	Gamco Investors Inc. Class A	710	38
	Capital Southwest Corp.	254	36
*	LaBranche & Co. Inc.	5,111	32
*	Tradestation Group Inc.	2,576	29
*	Penson Worldwide, Inc.	1,129	18
*	Thomas Weisel Partners
	Group, Inc.	1,173	16
*	ACA Capital Holdings Inc.	970	7
			43,764
Commercial Banks (18.6%)
	Wells Fargo & Co.	300,940	10,996
	Wachovia Corp.	180,746	8,853
	U.S. Bancorp	165,867	5,366
	SunTrust Banks, Inc.	31,706	2,497
	PNC Financial Services Group	32,505	2,287
	Regions Financial Corp.	68,683	2,150
	BB&T Corp.	51,616	2,051
	Fifth Third Bancorp	46,981	1,677
	National City Corp.	54,031	1,454
	KeyCorp	37,538	1,250
	Marshall & Ilsley Corp.	21,560	942
	Comerica, Inc.	14,801	826
	Compass Bancshares Inc.	12,179	796
	Zions Bancorp	10,090	712
	Synovus Financial Corp.	24,496	677
	M & T Bank Corp.	6,240	661
	Commerce Bancorp, Inc.	16,700	613
	Huntington Bancshares Inc.	32,615	561
	First Horizon National Corp.	11,690	359
	Associated Banc-Corp.	11,412	322
	UnionBanCal Corp.	5,254	309
	Popular, Inc.	24,767	306

Financials Index Fund

	Colonial BancGroup, Inc.	14,237	302
	TCF Financial Corp.	10,975	277
	City National Corp.	3,797	271
	Cullen/Frost Bankers, Inc.	5,082	262
	Commerce Bancshares, Inc.	5,605	262
	Wilmington Trust Corp.	6,143	246
	Valley National Bancorp	10,791	245
	Bank of Hawaii Corp.	4,655	239
	Fulton Financial Corp.	16,259	239
	Webster Financial Corp.	5,285	224
	East West Bancorp, Inc.	5,766	206
	BancorpSouth, Inc.	6,640	166
	The South Financial Group, Inc.	7,082	163
*	SVB Financial Group	3,265	162
	Whitney Holdings Corp.	5,862	162
	First Midwest Bancorp, Inc.	4,655	160
	UCBH Holdings, Inc.	9,232	153
	UMB Financial Corp.	3,372	149
	Chittenden Corp.	4,291	149
	FirstMerit Corp.	7,536	146
	First Community Bancorp	2,620	142
	First Republic Bank	2,596	142
	Westamerica Bancorporation	2,866	139
	Greater Bay Bancorp	4,888	138
	Cathay General Bancorp	4,138	135
	Umpqua Holdings Corp.	5,966	129
	Trustmark Corp.	4,495	127
	Citizens Banking Corp.	7,152	126
	Sterling Financial Corp.	4,517	115
	United Bankshares, Inc.	3,655	114
	International Bancshares Corp.	4,930	113
	BOK Financial Corp.	2,195	112
	Prosperity Bancshares, Inc.	3,224	109
	Pacific Capital Bancorp	4,156	105
	Wintrust Financial Corp.	2,310	100
	F.N.B. Corp.	5,722	97
	MB Financial, Inc.	2,752	97
	Park National Corp.	1,064	97
	Glacier Bancorp, Inc.	4,346	95
	Provident Bankshares Corp.	3,068	95
	Boston Private
	Financial Holdings, Inc.	3,490	95
	Central Pacific Financial Co.	2,961	94
	Frontier Financial Corp.	3,809	94
	First Charter Corp.	3,078	92
	Hancock Holding Co.	2,275	91
*	Signature Bank	2,622	91
	First Citizens BancShares
	Class A	499	88
	Old National Bancorp	5,552	88
	Susquehanna Bancshares, Inc.	4,350	86

Financials Index Fund

	United Community Banks, Inc.	3,224	78
	Sterling Bancshares, Inc.	6,715	77
	National Penn Bancshares Inc.	4,286	76
	Alabama National
	BanCorporation	1,425	75
	CVB Financial Corp.	5,954	71
	S & T Bancorp, Inc.	2,000	70
*	Investors Bancorp, Inc.	4,793	68
	NBT Bancorp, Inc.	3,089	68
	First Commonwealth
	Financial Corp.	6,098	67
	First BanCorp Puerto Rico	6,658	67
	Community Banks, Inc.	2,137	63
	Hanmi Financial Corp.	4,015	62
	City Holding Co.	1,679	62
	First Financial Bankshares, Inc.	1,447	61
	Amcore Financial, Inc.	2,113	57
	PrivateBancorp, Inc.	1,686	56
	Chemical Financial Corp.	2,119	54
	Community Bank System, Inc.	2,653	53
	Westbanco Inc.	1,869	50
*	Texas Capital Bancshares, Inc.	2,234	49
	Columbia Banking System, Inc.	1,516	46
	Cascade Bancorp	1,962	46
	Sandy Spring Bancorp, Inc.	1,396	44
	Sterling Financial Corp. (PA)	2,437	43
	Harleysville National Corp.	2,485	42
	First Financial Bancorp	3,067	41
	IBERIABANK Corp.	824	41
	City Bank Lynnwood (WA)	1,287	40
	Independent Bank Corp. (MA)	1,341	39
	Community Trust Bancorp Inc.	1,228	39
	First Indiana Corp.	1,271	39
	West Coast Bancorp	1,416	39
*	Western Alliance Bancorp	1,354	36
	Bank of the Ozarks, Inc.	1,175	36
	First State Bancorporation	1,859	36
	BankFinancial Corp.	2,253	35
	Nara Bancorp, Inc.	2,152	34
	Washington Trust Bancorp, Inc.	1,306	34
	Old Second Bancorp, Inc.	1,129	34
	First Merchants Corp.	1,551	33
*	Centennial Bank Holdings Inc.	4,810	32
	S.Y. Bancorp, Inc.	1,204	32
	Capital City Bank Group, Inc.	1,021	32
	Renasant Corp.	1,587	32
	Banner Corp.	981	32
	Capitol Bancorp Ltd.	1,246	31
	CoBiz Inc.	1,667	30
	U.S.B. Holding Co., Inc.	1,273	30
	First Community

Financials Index Fund

	Bancshares, Inc.	888	29
	Integra Bank Corp.	1,529	29
	TriCo Bancshares	1,278	29
	First Financial Corp. (IN)	941	28
	Union Bankshares Corp.	1,221	28
	Omega Financial Corp.	1,063	28
	First Source Corp.	1,190	28
	Simmons First National Corp.	1,017	28
	Yardville National Bancorp	804	27
	BancFirst Corp.	603	27
	Univest Corp. of Pennsylvania	1,153	27
	Sterling Bancorp	1,730	26
	W Holding Co., Inc.	10,923	26
	Tompkins Trustco, Inc.	660	25
	Lakeland Bancorp, Inc.	1,930	25
	Midwest Banc Holdings, Inc.	1,629	24
*	Virginia Commerce
	Bancorp, Inc.	1,607	24
	Great Southern Bancorp, Inc.	868	23
	Seacoast Banking Corp.
	of Florida	1,317	23
	Independent Bank Corp. (MI)	1,872	22
	Heartland Financial USA, Inc.	1,079	22
	Irwin Financial Corp.	1,834	20
	Taylor Capital Group, Inc.	586	18
	Center Financial Corp.	1,075	17
	Wilshire Bancorp Inc.	1,507	17
	Republic Bancorp, Inc. Class A	886	13
			55,939
Consumer Finance (4.1%)
	American Express Co.	101,202	5,932
	Capital One Financial Corp.	39,323	2,543
	SLM Corp.	38,363	1,929
*	Discover Financial Services	45,015	1,042
	The First Marblehead Corp.	6,209	208
*	AmeriCredit Corp.	11,012	191
	Cash America International Inc.	2,784	100
	Student Loan Corp.	457	90
	Advanta Corp. Class B	2,577	67
	Advance America,
	Cash Advance Centers, Inc.	4,511	57
*	First Cash Financial
	Services, Inc.	2,599	56
*	Dollar Financial Corp.	2,214	53
*	World Acceptance Corp.	1,460	45
*	EZCORP, Inc.	3,058	37
	Nelnet, Inc.	1,815	32
*	CompuCredit Corp.	1,411	30
	Advanta Corp. Class A	841	19
*	Credit Acceptance Corp.	716	16
			12,447

Financials Index Fund

Diversified Financial Services (22.0%)
	Citigroup, Inc.	467,201	21,902
	Bank of America Corp.	418,867	21,228
	JPMorgan Chase & Co.	322,536	14,359
	CME Group, Inc.	4,625	2,566
	Nymex Holdings Inc.	8,272	1,067
	Moody’s Corp.	22,381	1,026
	NYSE Euronext	12,539	912
*	IntercontinentalExchange Inc.	5,402	788
	CIT Group Inc.	18,667	701
	Leucadia National Corp.	15,247	677
*	Nasdaq Stock Market Inc.	7,811	255
	International Securities
	Exchange, Inc.	3,221	214
	Portfolio Recovery
	Associates, Inc.	1,532	79
	Financial Federal Corp.	2,411	74
*	PICO Holdings, Inc.	1,145	50
*	MarketAxess Holdings, Inc.	2,763	48
	ASTA Funding, Inc.	958	35
	Resource America, Inc.	1,541	23
*	Primus Guaranty, Ltd.	1,651	16
*	NewStar Financial, Inc.	1,286	15
	Asset Acceptance
	Capital Corp.	1,038	12
			66,047
Insurance (23.5%)
	American International
	Group, Inc.	208,304	13,748
*	Berkshire Hathaway Inc.
	Class B	1,183	4,602
	MetLife, Inc.	71,446	4,576
	Prudential Financial, Inc.	43,651	3,919
	The Travelers Cos., Inc.	63,500	3,209
	The Allstate Corp.	55,189	3,022
	The Hartford Financial
	Services Group Inc.	30,080	2,674
	AFLAC Inc.	46,517	2,480
	The Chubb Corp.	38,645	1,976
	Loews Corp.	40,610	1,909
	ACE Ltd.	30,690	1,773
	Lincoln National Corp.	26,031	1,585
	The Principal Financial
	Group, Inc.	25,207	1,399
	Marsh & McLennan Cos., Inc.	51,719	1,378
	Progressive Corp. of Ohio	66,446	1,352
	XL Capital Ltd. Class A	17,025	1,297
	Genworth Financial Inc.	42,495	1,232
	Aon Corp.	26,220	1,136
	Unum Group	32,184	788

Financials Index Fund

	MBIA, Inc.	12,647	759
	Everest Re Group, Ltd.	6,149	626
	Ambac Financial Group, Inc.	9,959	626
	Cincinnati Financial Corp.	14,689	619
	Safeco Corp.	9,945	577
	Willis Group Holdings Ltd.	14,729	573
	Torchmark Corp.	9,237	569
	Assurant, Inc.	9,879	509
	W.R. Berkley Corp.	15,385	460
	Axis Capital Holdings Ltd.	12,644	456
*	Markel Corp.	894	425
	White Mountains Insurance
	Group Inc.	813	424
	PartnerRe Ltd.	5,390	392
	Old Republic
	International Corp.	20,705	377
	RenaissanceRe Holdings Ltd.	6,453	370
*	Arch Capital Group Ltd.	4,944	355
	Fidelity National Financial, Inc.
	Class A	19,442	354
	First American Corp.	7,727	323
	Brown & Brown, Inc.	11,188	301
	HCC Insurance Holdings, Inc.	10,463	289
	Erie Indemnity Co. Class A	4,938	276
	Nationwide Financial
	Services, Inc.	5,154	276
	Arthur J. Gallagher & Co.	9,250	273
	Protective Life Corp.	6,267	262
	StanCorp Financial Group, Inc.	5,019	236
*	Philadelphia Consolidated
	Holding Corp.	5,650	226
	Endurance Specialty
	Holdings Ltd.	5,270	210
*	Alleghany Corp.	496	204
	The Hanover Insurance
	Group Inc.	4,759	204
*	Conseco, Inc.	14,269	201
	Unitrin, Inc.	4,376	199
	Aspen Insurance Holdings Ltd.	7,806	196
	Platinum Underwriters
	Holdings, Ltd.	5,639	196
	American Financial Group, Inc.	6,732	190
	Allied World Assurance
	Holdings, Ltd.	3,924	188
	Transatlantic Holdings, Inc.	2,551	181
	Montpelier Re Holdings Ltd.	10,008	165
	National Financial
	Partners Corp.	3,356	164
	Delphi Financial Group, Inc.	4,048	163
	Hilb, Rogal and Hamilton Co.	3,448	161
	Reinsurance Group of

Financials Index Fund

	America, Inc.	2,893	157
	Zenith National Insurance Corp.	3,519	152
*	ProAssurance Corp.	2,866	151
	Commerce Group, Inc.	4,726	151
	The Phoenix Cos., Inc.	10,216	141
	Assured Guaranty Ltd.	5,174	135
	Mercury General Corp.	2,557	135
	IPC Holdings Ltd.	4,796	122
	R.L.I. Corp.	2,001	120
	Selective Insurance Group	5,318	112
*	Argo Group International
	Holdings	2,727	111
	Max Re Capital Ltd.	3,901	107
	Odyssey Re Holdings Corp.	2,683	97
	LandAmerica Financial
	Group, Inc.	1,579	87
	Horace Mann Educators Corp.	3,997	77
	Infinity Property &
	Casualty Corp.	1,816	75
	United Fire & Casualty Co.	1,911	73
*	Navigators Group, Inc.	1,283	70
	Security Capital
	Assurance, Ltd.	3,388	69
*	Universal American
	Financial Corp.	3,248	67
	Midland Co.	1,168	64
	Alfa Corp.	3,418	61
	Stewart Information
	Services Corp.	1,607	60
	Enstar Group Ltd.	426	54
	National Western
	Life Insurance Co. Class A	206	53
	21st Century Insurance Group	2,405	53
	OneBeacon Insurance
	Group Ltd.	2,312	49
	Tower Group, Inc.	1,924	48
	American Equity Investment
	Life Holding Co.	4,713	48
	FBL Financial Group, Inc.
	Class A	1,223	48
	Safety Insurance Group, Inc.	1,307	45
*	United America Indemnity, Ltd.	2,004	43
	Harleysville Group, Inc.	1,303	42
*	American Physicians
	Capital, Inc.	1,054	42
	Amtrust Financial Services Inc.	2,525	41
	State Auto Financial Corp.	1,329	40
	Presidential Life Corp.	2,128	37
*	CNA Surety Corp.	1,714	31
	James River Group Inc.	702	23
	Baldwin & Lyons, Inc. Class B	720	20

Financials Index Fund

	National Interstate Corp.	540	18
	Donegal Group Inc. Class A	1,114	17
*	Scottish Re Group Ltd.	4,855	16
*	Darwin Professional
	Underwriters, Inc.	622	15
*	eHealth, Inc.	725	15
*	First Acceptance Corp.	1,557	13
*	Crawford & Co. Class B	954	6
			70,821
Real Estate Investment Trusts (10.5%)
	Simon Property Group, Inc.
	REIT	20,789	1,973
	ProLogis REIT	23,971	1,442
	Vornado Realty Trust REIT	12,861	1,371
	Archstone-Smith Trust REIT	20,500	1,205
	Host Hotels & Resorts Inc.
	REIT	50,626	1,128
	Equity Residential REIT	27,456	1,105
	Boston Properties, Inc. REIT	11,038	1,105
	General Growth
	Properties Inc. REIT	20,430	1,016
	Public Storage, Inc. REIT	11,969	907
	Kimco Realty Corp. REIT	21,141	905
	Avalonbay Communities, Inc.
	REIT	7,426	849
	Plum Creek Timber Co. Inc.
	REIT	16,664	699
	SL Green Realty Corp. REIT	5,495	613
	Developers Diversified
	Realty Corp. REIT	11,324	606
	Health Care
	Properties Investors REIT	18,848	573
	The Macerich Co. REIT	6,816	554
	AMB Property Corp. REIT	9,289	511
	Ventas, Inc. REIT	12,192	464
	Regency Centers Corp. REIT	6,467	449
	Federal Realty
	Investment Trust REIT	5,256	442
	iStar Financial Inc. REIT	11,925	436
	Duke Realty Corp. REIT	12,645	427
	Annaly Mortgage
	Management Inc. REIT	29,037	409
	Apartment Investment &
	Management Co.
	Class A REIT	9,056	405
	Hospitality Properties Trust
	REIT	8,764	346
	Liberty Property Trust REIT	8,522	333
	Camden Property Trust REIT	5,337	328
	UDR, Inc. REIT	12,593	316
	Rayonier Inc. REIT	7,234	309

Financials Index Fund

Health Care Inc. REIT	7,381	294
Weingarten Realty Investors
REIT	7,242	291
Essex Property Trust, Inc. REIT	2,328	274
Mack-Cali Realty Corp. REIT	6,338	265
BRE Properties Inc.
Class A REIT	4,710	262
Alexandria Real Estate
Equities, Inc. REIT	2,780	259
Taubman Co. REIT	4,990	257
Realty Income Corp. REIT	9,418	254
Nationwide Health
Properties, Inc. REIT	8,003	222
Douglas Emmett, Inc. REIT	8,582	210
Brandywine Realty Trust REIT	7,932	204
CapitalSource Inc. REIT	10,926	195
HRPT Properties Trust REIT	19,749	193
CBL & Associates
Properties, Inc. REIT	5,811	192
Kilroy Realty Corp. REIT	3,085	189
Digital Realty Trust, Inc. REIT	4,592	179
Highwood Properties, Inc. REIT	4,986	178
First Industrial Realty Trust REIT	4,255	174
Corporate Office
Properties Trust, Inc. REIT	3,863	166
Potlatch Corp. REIT	3,617	163
Post Properties, Inc. REIT	4,048	162
DCT Industrial Trust Inc. REIT	15,779	161
Senior Housing
Properties Trust REIT	7,797	159
LaSalle Hotel Properties REIT	3,803	158
Home Properties, Inc. REIT	3,068	156
BioMed Realty Trust, Inc. REIT	6,144	150
Colonial Properties Trust REIT	4,129	148
DiamondRock Hospitality Co.
REIT	8,235	148
Strategic Hotels and
Resorts, Inc. REIT	7,083	146
Sunstone Hotel Investors, Inc.
REIT	5,395	145
National Retail Properties REIT	6,072	143
Washington REIT	4,181	137
Pennsylvania REIT	3,498	132
Lexington Realty Trust REIT	6,116	126
FelCor Lodging Trust, Inc. REIT	5,451	120
Entertainment Properties Trust
REIT	2,466	118
Equity Inns, Inc. REIT	5,104	115
Ashford Hospitality Trust REIT	10,399	113
Tanger Factory Outlet
Centers, Inc. REIT	2,921	111

Financials Index Fund

	Healthcare Realty Trust Inc.
	REIT	4,449	111
	Mid-America Apartment
	Communities, Inc. REIT	2,213	110
	Equity Lifestyle Properties, Inc.
	REIT	2,109	103
	American Financial
	Realty Trust REIT	12,239	101
	Cousins Properties, Inc. REIT	3,572	98
	EastGroup Properties, Inc. REIT	2,250	95
	Inland Real Estate Corp. REIT	5,995	93
	Omega Healthcare
	Investors, Inc. REIT	6,174	92
	Maguire Properties, Inc. REIT	3,484	91
	Equity One, Inc. REIT	3,431	90
	Extra Space Storage Inc. REIT	5,764	89
	Redwood Trust, Inc. REIT	2,360	88
	PS Business Parks, Inc. REIT	1,500	85
	Sovran Self Storage, Inc. REIT	1,850	83
	Newcastle Investment Corp.
	REIT	4,843	81
	Franklin Street Properties Corp.
	REIT	4,611	80
*	Alexander’s, Inc. REIT	197	79
	Glimcher Realty Trust REIT	3,454	77
	Acadia Realty Trust REIT	2,896	72
	Friedman, Billings,
	Ramsey Group, Inc. REIT	14,656	69
	Parkway Properties Inc. REIT	1,483	69
	National Health Investors REIT	2,247	68
	U-Store-It Trust REIT	4,583	62
	American Campus
	Communities, Inc. REIT	2,154	61
	Medical Properties Trust Inc.
	REIT	4,514	61
	MFA Mortgage
	Investments, Inc. REIT	7,603	59
	NorthStar Realty Finance Corp.
	REIT	5,458	58
	Anthracite Capital Inc. REIT	5,943	54
	Cedar Shopping Centers, Inc.
	REIT	4,006	53
	Ramco-Gershenson
	Properties Trust REIT	1,588	51
	Saul Centers, Inc. REIT	973	49
	Kite Realty Group Trust REIT	2,780	47
	First Potomac REIT	2,199	47
	Sun Communities, Inc. REIT	1,618	46
	Gramercy Capital Corp. REIT	1,824	46
	Getty Realty Holding Corp. REIT	1,599	44
	Investors Real Estate Trust REIT	4,151	43

Financials Index Fund

	LTC Properties, Inc. REIT	1,843	42
	CapLease, Inc. REIT	4,092	39
	Crystal River Capital Inc. REIT	2,412	39
	Universal Health
	Realty Income REIT	1,090	37
	Arbor Realty Trust, Inc. REIT	1,801	36
	Capital Trust Class A REIT	1,040	36
	Education Realty Trust, Inc.
	REIT	2,471	34
	Deerfield Triarc Capital Corp.
	REIT	3,793	33
	Urstadt Biddle Properties
	Class A REIT	1,839	31
	RAIT Financial Trust REIT	3,485	31
	GMH Communities Trust REIT	3,869	30
	JER Investors Trust Inc. REIT	2,270	28
	Anworth Mortgage Asset Corp.
	REIT	4,293	23
	Impac Mortgage Holdings, Inc.
	REIT	7,277	13
	Thornburg Mortgage, Inc. REIT	760	9
	Luminent Mortgage
	Capital, Inc. REIT	4,252	7
			31,468

Real Estate Management & Development (0.5%)
*	CB Richard Ellis Group, Inc.	19,072	563
	Jones Lang LaSalle Inc.	3,432	383
	Forest City Enterprise Class A	5,778	321
	The St. Joe Co.	6,596	209
*	Tejon Ranch Co.	1,127	47
*	Hilltop Holdings Inc.	3,828	46
*	Move, Inc.	13,163	39
			1,608
Thrifts & Mortgage Finance (6.5%)
	Fannie Mae	91,678	6,015
	Freddie Mac	62,431	3,846
	Washington Mutual, Inc.	83,244	3,057
	Countrywide Financial Corp.	55,364	1,099
	Hudson City Bancorp, Inc.	49,730	707
	Sovereign Bancorp, Inc.	35,616	644
	People’s United Financial Inc.	28,104	497
	New York Community
	Bancorp, Inc.	26,410	467
	The PMI Group Inc.	8,141	258
	MGIC Investment Corp.	7,764	234
	Astoria Financial Corp.	8,361	218
	Washington Federal Inc.	8,173	217
	IndyMac Bancorp, Inc.	6,664	161
	MAF Bancorp, Inc.	2,679	144
	NewAlliance Bancshares, Inc.	9,628	144

Financials Index Fund

	First Niagara Financial
	Group, Inc.	9,795	138
	Downey Financial Corp.	1,958	111
	Provident Financial
	Services Inc.	5,631	95
	Municipal Mortgage &
	Equity, L.L.C.	3,619	86
	TrustCo Bank NY	7,102	79
*	First Federal Financial Corp.	1,563	79
	Capitol Federal Financial	2,066	72
	Brookline Bancorp, Inc.	5,739	72
	Bank Mutual Corp.	5,414	64
	Northwest Bancorp, Inc.	1,833	53
	Provident New York
	Bancorp, Inc.	3,779	52
	BankUnited Financial Corp.	3,010	51
	Anchor Bancorp Wisconsin Inc.	1,733	46
	Flagstar Bancorp, Inc.	3,543	44
	Partners Trust Financial
	Group, Inc.	3,552	43
	WSFS Financial Corp.	635	38
	Corus Bankshares Inc.	2,789	37
	BankAtlantic Bancorp, Inc.
	Class A	4,479	37
	First Financial Holdings, Inc.	1,152	37
	PFF Bancorp, Inc.	2,046	36
	Dime Community Bancshares	2,612	36
*	Ocwen Financial Corp.	3,604	34
	KNBT Bancorp Inc.	2,263	33
	TierOne Corp.	1,475	33
	First Place Financial Corp.	1,671	29
	First Busey Corp.	1,424	28
	Fremont General Corp.	6,053	27
*	Nexcen Brands, Inc.	3,894	27
	Kearny Financial Corp.	2,007	27
*	Oritani Financial Corp.	1,391	21
	ViewPoint Financial Group	1,131	19
*	Franklin Bank Corp.	2,039	19
*	Triad Guaranty, Inc.	1,097	18
*	Accredited Home
	Lenders Holding Co.	2,020	18
	United Community
	Financial Corp.	2,440	18
*	Wauwatosa Holdings, Inc.	1,075	18
	Roma Financial Corp.	888	15
	Radian Group, Inc.	497	9

Financials Index Fund

		19,407
Total Common Stocks
(Cost $313,372)		301,501
Temporary Cash Investment (0.1%)
[1] Vanguard Market
Liquidity Fund, 5.247%
(Cost $385)	384,717	385
Total Investments (100.3%)
(Cost $313,757)		301,886
Other Assets and Liabilities (–0.3%)
Other Assets—Note B		1,553
Liabilities		(2,546)
		(993)
Net Assets (100%)		300,893

At August 31, 2007, net assets consisted of:[2]
Amount
($000)
Paid-in Capital	312,077
Undistributed Net Investment Income	1,701
Accumulated Net Realized Losses	(1,014)
Unrealized Depreciation	(11,871)
Net Assets	300,893

Admiral Shares—Net Assets
Applicable to 621,102 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	18,692
Net Asset Value Per Share—
Admiral Shares	$30.10

ETF Shares—Net Assets
Applicable to 4,700,000 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	282,201
Net Asset Value Per Share—
ETF Shares	$60.04

•  See Note A in Notes to Financial Statements.

*  Non-income-producing security.

1  Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

2  See Note C in Notes to Financial Statements for the tax-basis components of net assets.

REIT—Real Estate Investment Trust.

Financials Index Fund

Statement of Operations

Year Ended
August 31, 2007
($000)
Investment Income
Income
Dividends	6,917
Interest[1]	14
Total Income	6,931
Expenses
The Vanguard Group—Note B
Investment Advisory Services	43
Management and Administrative
Admiral Shares	27
ETF Shares	325
Marketing and Distribution
Admiral Shares	3
ETF Shares	59
Custodian Fees	72
Auditing Fees	23
Shareholders’ Reports
Admiral Shares	—
ETF Shares	32
Total Expenses	584
Net Investment Income	6,347
Realized Net Gain (Loss) on
Investment Securities Sold	7,622
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	(20,258)
Net Increase (Decrease) in Net Assets
Resulting from Operations	(6,289)

Financials Index Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2007	2006
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	6,347	2,255
Realized Net Gain (Loss)	7,622	1,259
Change in Unrealized Appreciation (Depreciation)	(20,258)	8,095
Net Increase (Decrease) in Net Assets Resulting from Operations	(6,289)	11,609
Distributions
Net Investment Income
Admiral Shares	(272)	(98)
ETF Shares	(5,087)	(1,715)
Realized Capital Gain
Admiral Shares	—	—
ETF Shares	—	—
Total Distributions	(5,359)	(1,813)
Capital Share Transactions—Note F
Admiral Shares	11,614	3,796
ETF Shares	168,244	63,343
Net Increase (Decrease) from Capital Share Transactions	179,858	67,139
Total Increase (Decrease)	168,210	76,935
Net Assets
Beginning of Period	132,683	55,748
End of Period[2]	300,893	132,683

1  Interest income from an affiliated company of the fund was $14,000.

2  Net Assets—End of Period includes undistributed net investment income of $1,701,000 and $686,000.

Financials Index Fund

Financial Highlights

Admiral Shares

				Feb. 4,
				2004[1] to
	Year Ended August 31,			Aug. 31,
For a Share Outstanding Throughout Each Period	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$29.86	$26.36	$25.35	$24.90
Investment Operations
Net Investment Income	.770[2]	.716[2]	.660[2]	.31
Net Realized and Unrealized Gain (Loss) on Investments	.145	3.392	1.086	.14
Total from Investment Operations	.915	4.108	1.746	.45
Distributions
Dividends from Net Investment Income	(.675)	(.608)	(.736)	—
Distributions from Realized Capital Gains	—	—	—	—
Total Distributions	(.675)	(.608)	(.736)	—
Net Asset Value, End of Period	$30.10	$29.86	$26.36	$25.35

Total Return[3]	2.95%	15.76%	6.88%	1.81%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$19	$8	$3	$1
Ratio of Total Expenses to Average Net Assets	0.26%	0.28%	0.28%	0.28%*
Ratio of Net Investment Income to Average Net Assets	2.37%	2.49%	2.59%	2.38%*
Portfolio Turnover Rate[4]	12%	6%	6%	9%

Financials Index Fund

ETF Shares

				Jan. 26,
				2004[1] to
	Year Ended August 31,			Aug. 31,
For a Share Outstanding Throughout Each Period	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$59.57	$52.57	$50.57	$50.51
Investment Operations
Net Investment Income	1.557[2]	1.43[2]	1.316[2]	.70
Net Realized and Unrealized Gain (Loss) on Investments	.282	6.80	2.160	(.64)
Total from Investment Operations	1.839	8.23	3.476	.06
Distributions
Dividends from Net Investment Income	(1.369)	(1.23)	(1.476)	—
Distributions from Realized Capital Gains	—	—	—	—
Total Distributions	(1.369)	(1.23)	(1.476)	—
Net Asset Value, End of Period	$60.04	$59.57	$52.57	$50.57

Total Return	2.97%	15.82%	6.85%	0.12%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$282	$125	$53	$20
Ratio of Total Expenses to Average Net Assets	0.22%	0.25%	0.26%	0.28%*
Ratio of Net Investment Income to Average Net Assets	2.41%	2.52%	2.61%	2.38%*
Portfolio Turnover Rate[4]	12%	6%	6%	9%

1  Inception.

2  Calculated based on average shares outstanding.

3  Total returns do not reflect the 2% fee assessed on redemptions of shares held for less than one year, or the account service fee that may be applicable to certain accounts with balances below $10,000.

4  Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

*  Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

Financials Index Fund

Notes to Financial Statements

Vanguard Financials Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund files reports with the SEC under the company name Vanguard World Funds. The fund offers two classes of shares, Admiral Shares and ETF Shares. Admiral Shares are available to any investor who meets the fund’s minimum purchase requirements. ETF Shares are listed for trading on the American Stock Exchange; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of Admiral Shares are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At August 31, 2007, the fund had contributed capital of $26,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.03% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification

Financials Index Fund

may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended August 31, 2007, the fund realized $8,510,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at August 31, 2007, the fund had $1,785,000 of ordinary income available for distribution. The fund had available realized losses of $969,000 to offset future net capital gains of $85,000 through August 31, 2014, $11,000 through August 31, 2015, and $873,000 through August 31, 2016.

At August 31, 2007, the cost of investment securities for tax purposes was $313,798,000. Net unrealized depreciation of investment securities for tax purposes was $11,912,000, consisting of unrealized gains of $8,284,000 on securities that had risen in value since their purchase and $20,196,000 in unrealized losses on securities that had fallen in value since their purchase.

D. During the year ended August 31, 2007, the fund purchased $247,160,000 of investment securities and sold $65,473,000 of investment securities, other than temporary cash investments.

E. In June 2006, the Financial Accounting Standards Board issued Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes.” FIN 48 establishes the minimum threshold for recognizing, and a system for measuring, the benefits of tax-return positions in financial statements, and is effective for the fund’s fiscal year beginning September 1, 2007. Management has analyzed the fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended August 31, 2004–2007) for purposes of implementing FIN 48, and has concluded that as of August 31, 2007, no provision for income tax would be required in the fund’s financial statements.

F. Capital share transactions for each class of shares were (see table below):

	Year Ended August 31,
		2007		2006
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Admiral Shares
Issued	17,304	546	5,301	188
Issued in Lieu of Cash Distributions	234	7	96	3
Redeemed[1]	(5,924)	(186)	(1,601)	(57)
Net Increase (Decrease)—Admiral Shares	11,614	367	3,796	134
ETF Shares
Issued	213,622	3,300	69,220	1,200
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(45,378)	(700)	(5,877)	(100)
Net Increase (Decrease)—ETF Shares	168,244	2,600	63,343	1,100

1  Net of redemption fees of $53,000 and $25,000.

Health Care Index Fund

Fund Profile

As of August 31, 2007

Portfolio Characteristics
		Target	Broad
	Fund	Index[1]	Index[2]
Number of Stocks	259	267	2,437
Median Market Cap	$57.4B	$57.4B	$33.9B
Price/Earnings Ratio	24.0x	23.9x	17.3x
Price/Book Ratio	3.7x	3.7x	2.8x
Yield		1.4%	1.8%
Admiral Shares	1.3%
ETF Shares	1.4%
Return on Equity	20.9%	20.9%	18.8%
Earnings Growth Rate	13.3%	13.3%	21.5%
Foreign Holdings	0.1%	0.1%	0.0%
Turnover Rate	10%	—	—
Expense Ratio		—	—
Admiral Shares	0.26%
ETF Shares	0.22%
Short-Term Reserves	0%	—	—

Volatility Measures[3]
	Fund Versus	Fund Versus
	Target Index[1]	Broad Index[2]
R-Squared	1.00	0.38
Beta	1.00	0.69

Industry Diversification (% of portfolio)

Biotechnology	13%
Health Care Distributors	4
Health Care Equipment	16
Health Care Facilities	1
Health Care Services	4
Health Care Supplies	1
Health Care Technology	1
Life Sciences Tools & Services	4
Managed Health Care	11
Pharmaceuticals	45

Health Care Index Fund

Ten Largest Holdings[4] (% of total net assets)

Johnson & Johnson	9.5%
Pfizer Inc.	9.3
Merck & Co., Inc.	5.8
Abbott Laboratories	4.3
UnitedHealth Group Inc.	3.6
Wyeth	3.3
Medtronic, Inc.	3.2
Eli Lilly & Co.	3.1
Amgen, Inc.	3.1
Bristol-Myers Squibb Co.	3.1
Top Ten	48.3%

1  MSCI US IMI/Health Care.

2  MSCI US IMI/2500.

3  For an explanation of R-squared, beta, and other terms used here, see the Glossary on page 83.

4  “Ten Largest Holdings” excludes any temporary cash investments and equity index products.

Health Care Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 26, 2004–August 31, 2007

Initial Investment of $10,000

	Average Annual Total Returns		Final Value
	Periods Ended August 31, 2007		of a $10,000
	One Year	Since Inception[1]	Investment
Health Care Index Fund ETF Shares Net Asset Value	7.69%	5.31%	$12,044
Health Care Index Fund ETF Shares Market Price	7.45	5.26	12,023
MSCI US IMI/2500	15.54	9.76	13,978
MSCI US IMI/Health Care	7.92	5.55	12,141

			Final Value
			of a $100,000
	One Year	Since Inception[1]	Investment
Health Care Index Fund Admiral Shares[2]	7.65%	5.29%	$120,182
MSCI US IMI/2500	15.54	10.66	143,505
MSCI US IMI/Health Care	7.92	5.56	121,286

Health Care Index Fund

Fiscal-Year Total Returns (%):

January 26, 2004–August 31, 2007

Cumulative Returns: ETF Shares, January 26, 2004–August 31, 2007

		Since
	One Year	Inception
Health Care Index Fund ETF Shares Market Price	7.45%	20.23%
Health Care Index Fund ETF Shares Net Asset Value	7.69	20.44
MSCI US IMI/Health Care	7.92	21.41

Average Annual Total Returns: Periods Ended June 30, 2007

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

			Since
	Inception Date	One Year	Inception
ETF Shares	1/26/2004
Market Price		16.60%	5.95%
Net Asset Value		16.68	5.95
Admiral Shares[2]	2/5/2004	16.66	5.93

1  Performance for the fund and its comparative standards is calculated since the following inception dates: January 26, 2004, for ETF Shares; February 5, 2004, for Admiral Shares.

2  Total returns do not reflect the 2% fee assessed on redemptions of shares held for less than one year, or the account service fee that may be applicable to certain accounts with balances below $10,000.

Note: See Financial Highlights tables on page 42 for dividend and capital gains information.

Health Care Index Fund

Financial Statements

Statement of Net Assets

As of August 31, 2007

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (99.6%)
Biotechnology (13.1%)
*	Amgen, Inc.	375,862	18,834
*	Genentech, Inc.	153,759	11,503
*	Gilead Sciences, Inc.	302,774	11,012
*	Celgene Corp.	123,233	7,913
*	Biogen Idec Inc.	92,983	5,934
*	Genzyme Corp.	85,358	5,327
*	Amylin Pharmaceuticals, Inc.	42,576	2,088
*	Cephalon, Inc.	21,496	1,613
*	Vertex Pharmaceuticals, Inc.	41,002	1,597
*	Millennium
	Pharmaceuticals, Inc.	99,202	1,007
*	PDL BioPharma Inc.	37,448	731
*	Onyx Pharmaceuticals, Inc.	17,744	703
*	ImClone Systems, Inc.	19,273	656
*	Medarex, Inc.	37,756	648
*	Alexion Pharmaceuticals, Inc.	10,604	641
*	BioMarin Pharmaceutical Inc.	29,644	637
*	OSI Pharmaceuticals, Inc.	18,614	635
*	Myriad Genetics, Inc.	13,938	613
*	Alkermes, Inc.	32,700	551
*	United Therapeutics Corp.	7,597	520
*	Theravance, Inc.	14,843	466
*	Cubist Pharmaceuticals, Inc.	17,814	408
*	Pharmion Corp.	9,452	388
*	Human Genome
	Sciences, Inc.	40,923	377
*	Regeneron
	Pharmaceuticals, Inc.	18,343	357
*	LifeCell Corp.	10,380	344
*	Applera Corp.–

Health Care Index Fund

	Celera Genomics Group	25,401	335
*	Cepheid, Inc.	17,828	333
*	Isis Pharmaceuticals, Inc.	24,656	304
*	Martek Biosciences Corp.	10,444	282
*	Arena Pharmaceuticals, Inc.	18,270	245
*	Savient Pharmaceuticals Inc.	17,043	225
*	Dendreon Corp.	26,599	211
*	Alnylam Pharmaceuticals Inc.	8,446	197
*	InterMune Inc.	8,904	176
*	Progenics Pharmaceuticals, Inc.	7,195	166
*	Geron Corp.	21,602	155
*	Zymogenetics, Inc.	12,118	146
*	Incyte Corp.	24,515	143
*	Halozyme Therapeutics Inc	15,909	140
*	Keryx Biopharmaceuticals, Inc.	13,567	136
*	Senomyx, Inc.	9,812	131
*	Omrix Biopharmaceuticals, Inc.	3,485	122
*	MannKind Corp.	12,584	112
*	ARIAD Pharmaceuticals, Inc.	21,390	106
*	Rigel Pharmaceuticals, Inc.	9,998	92
*	GTx, Inc.	4,548	73
*	Osiris Therapeutics, Inc.	4,568	59
*	Affymax Inc.	1,666	40
	Ligand Pharmaceuticals Inc.
	Class B	5,798	36
*	CV Therapeutics, Inc.	3,700	36
*	deCODE genetics, Inc.	5,889	23
*	Nabi Biopharmaceuticals	6,210	22
*	Emergent Biosolutions inc.	1,852	17
			79,566
Health Care Equipment & Supplies (17.3%)
	Medtronic, Inc.	374,060	19,765
	Baxter International, Inc.	212,332	11,627
*	Covidien Ltd.	160,320	6,386
	Stryker Corp.	92,534	6,181
	Becton, Dickinson & Co.	79,425	6,111
*	Zimmer Holdings, Inc.	77,514	6,072
*	Boston Scientific Corp.	432,756	5,552
*	St. Jude Medical, Inc.	111,472	4,857
	C.R. Bard, Inc.	33,486	2,792
*	Intuitive Surgical, Inc.	12,057	2,668
	Dade Behring Holdings Inc.	27,916	2,108
*	Hospira, Inc.	50,635	1,957
	DENTSPLY International Inc.	46,938	1,848
*	Varian Medical Systems, Inc.	41,757	1,687
*	Cytyc Corp.	36,578	1,563
	Beckman Coulter, Inc.	20,067	1,444
*	IDEXX Laboratories Corp.	10,181	1,138
*	Respironics, Inc.	23,715	1,125
	Bausch & Lomb, Inc.	17,696	1,118
	Hillenbrand Industries, Inc.	19,006	1,094

Health Care Index Fund

*	Gen-Probe Inc.	16,938	1,084
*	Kinetic Concepts, Inc.	17,266	1,038
*	ResMed Inc.	24,681	1,004
*	Kyphon Inc.	14,532	972
*	Edwards Lifesciences Corp.	18,839	910
*	Hologic, Inc.	17,101	909
*	Immucor Inc.	21,987	733
	Cooper Cos., Inc.	14,485	706
*	Inverness Medical
	Innovations, Inc.	13,099	631
	STERIS Corp.	21,054	591
	Mentor Corp.	13,063	582
*	Advanced Medical Optics, Inc.	19,253	553
*	ArthroCare Corp.	8,760	491
*	Haemonetics Corp.	8,793	437
	West Pharmaceutical
	Services, Inc.	10,648	426
*	American Medical
	Systems Holdings, Inc.	21,870	402
*	Align Technology, Inc.	17,696	402
	Arrow International, Inc.	8,770	396
	PolyMedica Corp.	7,392	383
*	DJ Orthopedics Inc.	7,534	367
*	Nuvasive, Inc.	10,976	350
*	Integra LifeSciences Holdings	6,796	330
*	Thoratec Corp.	15,244	315
	Analogic Corp.	4,562	315
	Meridian Bioscience Inc.	12,180	314
*	Wright Medical Group, Inc.	11,397	298
*	CONMED Corp.	9,090	264
*	SurModics, Inc.	5,217	252
*	Orthofix International NV	4,832	231
	Invacare Corp.	9,584	222
*	Greatbatch, Inc.	7,191	216
*	Sirona Dental Systems Inc.	6,249	182
*	Palomar Medical
	Technologies, Inc.	5,477	173
*	Quidel Corp.	9,928	169
*	Conceptus, Inc.	9,625	168
*	Symmetry Medical Inc.	10,363	166
*	ICU Medical, Inc.	4,334	164
*	SonoSite, Inc.	5,382	157
*	Foxhollow Technologies Inc.	6,334	156
	Datascope Corp.	4,201	140
*	OraSure Technologies, Inc.	15,005	138
*	ev3 Inc.	8,914	136
*	Abaxis, Inc.	6,827	133
	Vital Signs, Inc.	2,636	132
*	Merit Medical Systems, Inc.	8,546	105
*	Cyberonics, Inc.	6,698	101
*	Volcano Corp.	6,700	100

Health Care Index Fund

*	Hansen Medical Inc.	3,093	75
*	Aspect Medical Systems, Inc.	5,586	70
*	Northstar Neuroscience, Inc.	4,564	52
			105,734
Health Care Providers & Services (19.7%)
	UnitedHealth Group Inc.	434,357	21,722
*	WellPoint Inc.	198,443	15,993
	Aetna Inc.	167,616	8,533
	Cardinal Health, Inc.	124,681	8,526
*	Medco Health Solutions, Inc.	90,798	7,759
	McKesson Corp.	95,868	5,485
	CIGNA Corp.	99,844	5,160
*	Express Scripts Inc.	74,816	4,096
*	Humana Inc.	54,144	3,470
*	Coventry Health Care Inc.	51,764	2,970
*	Laboratory Corp. of
	America Holdings	38,051	2,955
	Quest Diagnostics, Inc.	53,824	2,947
	AmerisourceBergen Corp.	61,554	2,945
*	Health Net Inc.	37,837	2,073
*	DaVita, Inc.	33,796	1,944
*	Henry Schein, Inc.	28,721	1,671
	Manor Care, Inc.	23,697	1,514
*	Patterson Cos.	36,143	1,329
	Omnicare, Inc.	39,423	1,286
*	WellCare Health Plans Inc.	11,312	1,116
*	VCA Antech, Inc.	27,104	1,108
*	Community Health
	Systems, Inc.	30,543	1,061
*	Lincare Holdings, Inc.	27,945	1,006
*	Pediatrix Medical Group, Inc.	15,834	945
	Universal Health Services
	Class B	16,329	862
*	Sierra Health Services, Inc.	17,673	742
*	Psychiatric Solutions, Inc.	17,320	638
*	Healthways, Inc.	11,272	561
*	AMERIGROUP Corp.	16,902	535
*	Sunrise Senior Living, Inc.	14,782	529
	Owens & Minor, Inc.
	Holding Co.	13,059	521
*	LifePoint Hospitals, Inc.	17,765	499
*	Magellan Health Services, Inc.	12,286	499
	Chemed Corp.	7,839	486
*	HealthSouth Corp.	25,903	473
	Brookdale Senior Living Inc.	11,496	421
*	PSS World Medical, Inc.	22,060	421
*	Apria Healthcare Group Inc.	13,859	369
*	inVentiv Health, Inc.	9,154	363
*	Amedisys Inc.	8,400	317
*	HealthExtras, Inc.	10,128	285
*	Centene Corp.	14,075	284

Health Care Index Fund

*	Tenet Healthcare Corp.	78,727	267
*	Healthspring, Inc.	13,960	261
	Health Management
	Associates Class A	37,390	255
	LCA-Vision Inc.	6,756	232
*	AmSurg Corp.	9,790	231
*	Kindred Healthcare, Inc.	10,394	206
*	AMN Healthcare
	Services, Inc.	11,139	199
*	Matria Healthcare, Inc.	7,012	179
*	Gentiva Health Services, Inc.	8,444	175
*	MedCath Corp.	5,929	174
*	Emeritus Corp.	6,273	170
*	Assisted Living Concepts Inc.	18,684	170
*	Cross Country Healthcare, Inc.	9,944	170
*	PharMerica corp.	9,365	166
*	Res-Care, Inc.	7,227	154
	Landauer, Inc.	3,019	153
*	Molina Healthcare Inc.	4,149	141
*	Odyssey Healthcare, Inc.	11,405	112
	National Healthcare Corp.	2,093	110
*	Nighthawk Radiology
	Holdings, Inc.	4,430	97
*	Radiation Therapy
	Services, Inc.	4,226	96
*	Alliance Imaging, Inc.	8,285	73
			120,210
Health Care Technology (0.8%)
	IMS Health, Inc.	63,347	1,897
*	Cerner Corp.	21,637	1,234
*	HLTH Corp.	50,469	746
*	Allscripts Healthcare
	Solutions, Inc.	16,580	375
*	Eclipsys Corp.	15,368	355
*	Omnicell, Inc.	10,281	248
*	The TriZetto Group, Inc.	13,373	209
			5,064
Life Sciences Tools & Services (4.3%)
*	Thermo Fisher Scientific, Inc.	136,788	7,418
*	Waters Corp.	32,951	2,029
	Applera Corp.–
	Applied Biosystems Group	59,583	1,883
*	Covance, Inc.	20,842	1,528
*	Invitrogen Corp.	15,662	1,220
*	Millipore Corp.	17,373	1,211
	Pharmaceutical Product
	Development, Inc.	34,298	1,201
*	Charles River
	Laboratories, Inc.	21,752	1,142
	PerkinElmer, Inc.	39,936	1,095
*	Illumina, Inc.	19,423	938

Health Care Index Fund

*	Ventana Medical Systems, Inc.	10,904	892
*	Techne Corp.	12,182	768
*	Varian, Inc.	10,065	604
*	Bio-Rad Laboratories, Inc.
	Class A	5,997	506
*	Affymetrix, Inc.	22,019	499
*	Dionex Corp.	6,282	455
*	PAREXEL International Corp.	8,851	381
*	Exelixis, Inc.	31,109	350
*	AMAG Pharmaceuticals, Inc.	5,200	284
*	PRA International	6,335	185
*	Pharmanet Development
	Group, Inc.	5,740	165
*	Kendle International Inc.	4,216	165
*	Enzo Biochem, Inc.	8,991	162
*	Luminex Corp.	10,196	144
*	eResearch Technology, Inc.	13,007	142
*	Medivation Inc.	7,676	134
	Cambrex Corp.	8,838	110
*	Albany Molecular
	Research, Inc.	7,461	109
*	Bruker BioSciences Corp.	13,744	98
*	Qiagen NV	4,712	80
*	Nektar Therapeutics	2,350	19
			25,917
Pharmaceuticals (44.4%)
	Johnson & Johnson	939,041	58,023
	Pfizer Inc.	2,275,041	56,512
	Merck & Co., Inc.	702,984	35,269
	Abbott Laboratories	499,832	25,946
	Wyeth	436,522	20,211
	Eli Lilly & Co.	330,216	18,938
	Bristol-Myers Squibb Co.	637,913	18,595
	Schering-Plough Corp.	480,504	14,425
	Allergan, Inc.	99,791	5,988
*	Forest Laboratories, Inc.	103,183	3,883
*	Barr Pharmaceuticals Inc.	32,881	1,673
*	Endo Pharmaceuticals
	Holdings, Inc.	43,334	1,382
	Mylan Laboratories, Inc.	79,486	1,200
*	King Pharmaceuticals, Inc.	78,956	1,187
*	Watson Pharmaceuticals, Inc.	31,650	944
*	Sepracor Inc.	27,358	798
*	MGI Pharma, Inc.	25,616	604
*	Warner Chilcott Ltd.	32,540	603
	Medicis Pharmaceutical Corp.	17,942	548
	Perrigo Co.	25,564	529
*	Valeant Pharmaceuticals
	International	30,168	476
*	Adams Respiratory
	Therapeutics, Inc.	10,306	397

Health Care Index Fund

	Alpharma, Inc. Class A	13,873	318
*	K-V Pharmaceutical Co.
	Class A	10,860	297
*	Xenoport Inc.	6,478	269
*	Par Pharmaceutical Cos. Inc.	11,759	263
*	The Medicines Co.	15,742	263
*	Abraxis Bioscience, Inc.	10,840	238
*	Sciele Pharma, Inc.	10,267	237
*	Salix Pharmaceuticals, Ltd.	15,250	176
*	Noven Pharmaceuticals, Inc.	8,055	123
*	Akorn, Inc.	13,250	101
*	Cadence Pharmaceuticals, Inc.	3,458	50
			270,466
Total Investments (99.6%)
(Cost $590,318)			606,957
Other Assets and Liabilities (0.4%)
Other Assets—Note B			4,974
Liabilities			(2,556)
			2,418
Net Assets (100%)			609,375

Health Care Index Fund

At August 31, 2007, net assets consisted of:[1]

Amount
($000)
Paid-in Capital	591,256
Undistributed Net Investment Income	6,053
Accumulated Net Realized Losses	(4,573)
Unrealized Appreciation	16,639
Net Assets	609,375

Admiral Shares—Net Assets
Applicable to 4,426,966 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	131,997
Net Asset Value Per Share—
Admiral Shares	$29.82

ETF Shares—Net Assets
Applicable to 8,002,626 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	477,378
Net Asset Value Per Share—
ETF Shares	$59.65

•  See Note A in Notes to Financial Statements.

*  Non-income-producing security.

1  See Note C in Notes to Financial Statements for the tax-basis components of net assets.

Health Care Index Fund

Statement of Operations

Year Ended
August 31, 2007
($000)
Investment Income
Income
Dividends	8,908
Interest[1]	13
Total Income	8,921
Expenses
The Vanguard Group—Note B
Investment Advisory Services	85
Management and Administrative
Admiral Shares	257
ETF Shares	636
Marketing and Distribution
Admiral Shares	25
ETF Shares	101
Custodian Fees	43
Auditing Fees	23
Shareholders’ Reports
Admiral Shares	1
ETF Shares	38
Total Expenses	1,209
Net Investment Income	7,712
Realized Net Gain (Loss) on
Investment Securities Sold	40,442
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	(11,813)
Net Increase (Decrease) in Net Assets
Resulting from Operations	36,341

Health Care Index Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2007	2006
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	7,712	4,314
Realized Net Gain (Loss)	40,442	2,987
Change in Unrealized Appreciation (Depreciation)	(11,813)	12,648
Net Increase (Decrease) in Net Assets Resulting from Operations	36,341	19,949
Distributions
Net Investment Income
Admiral Shares	(1,154)	(671)
ETF Shares	(3,876)	(1,702)
Realized Capital Gain
Admiral Shares	—	—
ETF Shares	—	—
Total Distributions	(5,030)	(2,373)
Capital Share Transactions—Note F
Admiral Shares	17,034	30,610
ETF Shares	89,085	146,248
Net Increase (Decrease) from Capital Share Transactions	106,119	176,858
Total Increase (Decrease)	137,430	194,434
Net Assets
Beginning of Period	471,945	277,511
End of Period[2]	609,375	471,945

1  Interest income from an affiliated company of the fund was $13,000.

2  Net Assets—End of Period includes undistributed net investment income of $6,053,000 and $3,371,000.

Health Care Index Fund

Financial Highlights

Admiral Shares

				Feb. 5,
				2004[1] to
	Year Ended August 31,			Aug. 31,
For a Share Outstanding Throughout Each Period	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$27.99	$26.92	$23.97	$25.33
Investment Operations
Net Investment Income	.392	.304[2]	.274[2]	.13
Net Realized and Unrealized Gain (Loss) on Investments	1.736	.951	2.762	(1.49)
Total from Investment Operations	2.128	1.255	3.036	(1.36)
Distributions
Dividends from Net Investment Income	(.298)	(.185)	(.086)	—
Distributions from Realized Capital Gains	—	—	—	—
Total Distributions	(.298)	(.185)	(.086)	—
Net Asset Value, End of Period	$29.82	$27.99	$26.92	$23.97

Total Return[3]	7.65%	4.68%	12.70%	–5.37%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$132	$108	$73	$11
Ratio of Total Expenses to Average Net Assets	0.26%	0.28%	0.28%	0.28%*
Ratio of Net Investment Income to Average Net Assets	1.42%	1.12%	1.11%	1.09%*
Portfolio Turnover Rate[4]	10%	11%	9%	8%

Health Care Index Fund

ETF Shares

				Jan. 26,
				2004[1] to
	Year Ended August 31,			Aug. 31,
For a Share Outstanding Throughout Each Period	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$55.99	$53.85	$47.90	$50.55
Investment Operations
Net Investment Income	.809	.622[2]	.597[2]	.23
Net Realized and Unrealized Gain (Loss) on Investments	3.466	1.905	5.486	(2.88)
Total from Investment Operations	4.275	2.527	6.083	(2.65)
Distributions
Dividends from Net Investment Income	(.615)	(.387)	(.133)	—
Distributions from Realized Capital Gains	—	—	—	—
Total Distributions	(.615)	(.387)	(.133)	—
Net Asset Value, End of Period	$59.65	$55.99	$53.85	$47.90

Total Return	7.69%	4.71%	12.72%	–5.24%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$477	$364	$205	$19
Ratio of Total Expenses to Average Net Assets	0.22%	0.25%	0.26%	0.28%*
Ratio of Net Investment Income to Average Net Assets	1.46%	1.15%	1.13%	1.09%*
Portfolio Turnover Rate[4]	10%	11%	9%	8%

1  Inception.

2  Calculated based on average shares outstanding.

3  Total returns do not reflect the 2% fee assessed on redemptions of shares held for less than one year, or the account service fee that may be applicable to certain accounts with balances below $10,000.

4  Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

*  Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

Health Care Index Fund

Notes to Financial Statements

Vanguard Health Care Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund files reports with the SEC under the company name Vanguard World Funds. The fund offers two classes of shares, Admiral Shares and ETF Shares. Admiral Shares are available to any investor who meets the fund’s minimum purchase requirements. ETF Shares are listed for trading on the American Stock Exchange; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of Admiral Shares are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At August 31, 2007, the fund had contributed capital of $52,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.05% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification

Health Care Index Fund

may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended August 31, 2007, the fund realized $44,794,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at August 31, 2007, the fund had $6,453,000 of ordinary income available for distribution. The fund had available realized losses of $4,249,000 to offset future net capital gains of $207,000 through August 31, 2014, $343,000 through August 31, 2015, and $3,699,000 through August 31, 2016.

At August 31, 2007, the cost of investment securities for tax purposes was $590,749,000. Net unrealized appreciation of investment securities for tax purposes was $16,208,000, consisting of unrealized gains of $46,838,000 on securities that had risen in value since their purchase and $30,630,000 in unrealized losses on securities that had fallen in value since their purchase.

D. During the year ended August 31, 2007, the fund purchased $352,346,000 of investment securities and sold $245,767,000 of investment securities, other than temporary cash investments.

E. In June 2006, the Financial Accounting Standards Board issued Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes.” FIN 48 establishes the minimum threshold for recognizing, and a system for measuring, the benefits of tax-return positions in financial statements, and is effective for the fund’s fiscal year beginning September 1, 2007. Management has analyzed the fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended August 31, 2004–2007) for purposes of implementing FIN 48, and has concluded that as of August 31, 2007, no provision for income tax would be required in the fund’s financial statements.

F. Capital share transactions for each class of shares were (see table below):

	Year Ended August 31,
		2007		2006
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Admiral Shares
Issued	29,033	979	44,720	1,672
Issued in Lieu of Cash Distributions	449	16	236	9
Redeemed[1]	(12,448)	(423)	(14,346)	(534)
Net Increase (Decrease)—Admiral Shares	17,034	572	30,610	1,147
ETF Shares
Issued	290,709	4,901	162,547	3,002
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(201,624)	(3,400)	(16,299)	(300)
Net Increase (Decrease)—ETF Shares	89,085	1,501	146,248	2,702

1  Net of redemption fees of $52,000 and $69,000.

Industrials Index Fund

Fund Profile

As of August 31, 2007

Portfolio Characteristics
		Target	Broad
	Fund	Index[1]	Index[2]
Number of Stocks	331	330	2,437
Median Market Cap	$30.1B	$30.1B	$33.9B
Price/Earnings Ratio	18.7x	18.7x	17.3x
Price/Book Ratio	3.4x	3.4x	2.8x
Yield		1.7%	1.8%
Admiral Shares	1.4%
ETF Shares	1.6%
Return on Equity	19.3%	19.3%	18.8%
Earnings Growth Rate	20.9%	20.7%	21.5%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	13%	—	—
Expense Ratio		—	—
Admiral Shares	0.26%
ETF Shares	0.22%
Short-Term Reserves	0%	—	—

Industry Diversification (% of portfolio)

Aerospace & Defense	20%
Air Freight & Logistics	6
Airlines	2
Building Products	2
Commercial Printing	1
Construction & Engineering	3
Construction & Farm Machinery & Heavy Trucks	8
Diversified Commercial & Professional Services	3
Electrical Components & Equipment	6
Environmental & Facilities Services	2
Human Resource & Employment Services	1
Industrial Conglomerates	26
Industrial Machinery	9
Marine	1
Office Services & Supplies	2
Railroads	5
Trading Companies & Distributors	2
Trucking	1

Industrials Index Fund

Ten Largest Holdings[3] (% of total net assets)

General Electric Co.	19.9%
The Boeing Co.	3.8
United Technologies Corp.	3.7
3M Co.	3.3
United Parcel Service, Inc.	2.7
Caterpillar, Inc.	2.6
Honeywell International Inc.	2.2
Emerson Electric Co.	2.1
Lockheed Martin Corp.	1.9
FedEx Corp.	1.7
Top Ten	43.9%

1  MSCI US IMI/Industrials.

2  MSCI US IMI/2500.

3  “Ten Largest Holdings” excludes any temporary cash investments and equity index products.
See page 83 for a glossary of investment terms.

Industrials Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 23, 2004–August 31, 2007

Initial Investment of $10,000

	Average Annual Total Returns		Final Value
	Periods Ended August 31, 2007		of a $10,000
	One Year	Since Inception[1]	Investment
Industrials Index Fund ETF Shares Net Asset Value	24.95%	16.19%	$15,536
Industrials Index Fund ETF Shares Market Price	24.64	16.11	15,505
MSCI US IMI/2500	15.54	13.22	14,399
MSCI US IMI/Industrials	24.96	15.74	15,361

			Final Value
			of a $100,000
	One Year	Since Inception[1]	Investment
Industrials Index Fund Admiral Shares[2]	24.90%	9.38%	$112,519
MSCI US IMI/2500	15.54	9.85	113,155
MSCI US IMI/Industrials	24.96	9.55	112,745

Industrials Index Fund

Fiscal-Year Total Returns (%):

September 23, 2004–August 31, 2007

Cumulative Returns: ETF Shares, September 23, 2004–August 31, 2007
		Cumulative
		Since
	One Year	Inception
Industrials Index Fund ETF Shares Market Price	24.64%	55.05%
Industrials Index Fund ETF Shares Net Asset Value	24.95	55.36
MSCI US IMI/Industrials	24.96	53.61

Average Annual Total Returns: Periods Ended June 30, 2007

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

			Since
	Inception Date	One Year	Inception
ETF Shares	9/23/2004
Market Price		19.24%	17.19%
Net Asset Value		19.26	17.23
Admiral Shares[2]	5/8/2006	19.24	10.80

1  Performance for the fund and its comparative standards is calculated since the following inception dates: September 23, 2004, for ETF Shares; May 8, 2006, for Admiral Shares.

2  Total returns do not reflect the 2% fee assessed on redemptions of shares held for less than one year, or the account service fee that may be applicable to certain accounts with balances below $10,000.

Note: See Financial Highlights tables on page 50 for dividend and capital gains information.

Industrials Index Fund

Financial Statements

Statement of Net Assets

As of August 31, 2007

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (99.4%)
Aerospace & Defense (20.3%)
	The Boeing Co.	92,679	8,962
	United Technologies Corp.	116,976	8,730
	Honeywell International Inc.	91,293	5,126
	Lockheed Martin Corp.	44,469	4,409
	Raytheon Co.	55,175	3,384
	General Dynamics Corp.	42,725	3,356
	Northrop Grumman Corp.	41,145	3,244
	Precision Castparts Corp.	16,990	2,214
	L-3 Communications
	Holdings, Inc.	15,483	1,525
	Rockwell Collins, Inc.	20,801	1,433
	Goodrich Corp.	14,758	932
*	BE Aerospace, Inc.	11,576	451
*	Spirit Aerosystems
	Holdings Inc.	12,513	447
*	Alliant Techsystems, Inc.	4,159	438
	DRS Technologies, Inc.	5,182	272
*	Hexcel Corp.	12,021	262
	Curtiss-Wright Corp.	5,646	257
*	Ceradyne, Inc.	3,303	239
*	Teledyne Technologies, Inc.	4,265	213
*	Moog Inc.	4,687	200
*	Esterline Technologies Corp.	3,329	168
*	Orbital Sciences Corp.	7,590	167
	Triumph Group, Inc.	2,146	157
*	AAR Corp.	4,881	153
*	Taser International Inc.	7,905	113
	EDO Corp.	2,296	99
	American Science &
	Engineering, Inc.	1,254	91

Industrials Index Fund

	Cubic Corp.	2,212	87
	United Industrial Corp.	1,195	83
*	DynCorp International Inc.
	Class A	3,571	77
	HEICO Corp. Class A	1,566	57
*	MTC Technologies, Inc.	1,642	33
	HEICO Corp.	534	24
*	GenCorp, Inc.	780	9
*	Argon ST, Inc.	208	4
*	Ionatron Inc.	488	2
			47,418
Air Freight & Logistics (5.6%)
	United Parcel Service, Inc.	83,443	6,330
	FedEx Corp.	36,105	3,960
	Expeditors International of
	Washington, Inc.	26,403	1,166
	C.H. Robinson Worldwide Inc.	20,499	1,005
*	Hub Group, Inc.	5,040	168
	Forward Air Corp.	3,967	139
*	Atlas Air Worldwide
	Holdings, Inc.	2,139	108
	UTI Worldwide, Inc.	2,678	60
*	ABX Air, Inc.	8,482	58
	Pacer International, Inc.	576	12
			13,006
Airlines (1.8%)
	Southwest Airlines Co.	97,579	1,474
*	AMR Corp.	29,967	734
*	UAL Corp.	14,417	684
*	Continental Airlines, Inc.
	Class B	12,242	407
	Skywest, Inc.	7,898	198
*	US Airways Group Inc.	6,114	189
*	JetBlue Airways Corp.	19,616	187
*	AirTran Holdings, Inc.	12,103	127
*	Republic Airways Holdings Inc.	4,603	88
*	Allegiant Travel Co.	1,908	55
*	Alaska Air Group, Inc.	624	15
*	ExpressJet Holdings, Inc.	716	3
			4,161
Building Products (1.6%)
	Masco Corp.	48,759	1,269
	American Standard Cos., Inc.	22,629	833
	Lennox International Inc.	7,388	266
*	USG Corp.	6,184	239
*	Armstrong Worldwide
	Industries, Inc.	3,994	168
	Simpson Manufacturing Co.	5,028	166
*	Owens Corning Inc.	5,727	143
*	NCI Building Systems, Inc.	2,674	124
	Ameron International Corp.	1,161	111

Industrials Index Fund

*	Goodman Global, Inc.	4,193	98
	Apogee Enterprises, Inc.	3,890	98
	Gibraltar Industries Inc.	3,570	71
	American Woodmark Corp.	1,552	47
*	PGT, Inc.	2,337	24
	Universal Forest Products, Inc.	264	10
*	Griffon Corp.	416	7
*	Builders FirstSource, Inc.	268	4
*	Trex Co., Inc.	184	2
			3,680
Commercial Services & Supplies (8.8%)
	Waste Management, Inc.	65,934	2,484
	Pitney Bowes, Inc.	27,491	1,228
	R.R. Donnelley & Sons Co.	27,328	979
	Republic Services, Inc.
	Class A	23,995	746
	The Dun & Bradstreet Corp.	7,609	742
	Manpower Inc.	10,525	739
	Avery Dennison Corp.	12,241	732
	Equifax, Inc.	18,221	702
	Cintas Corp.	17,812	653
	Robert Half International, Inc.	19,739	630
*	Stericycle, Inc.	11,099	554
*	Allied Waste Industries, Inc.	41,306	527
*	Corrections Corp. of America	15,469	397
*	Monster Worldwide Inc.	11,572	396
*	ChoicePoint Inc.	9,871	388
	The Brink’s Co.	6,123	351
*	Covanta Holding Corp.	15,536	351
	The Corporate
	Executive Board Co.	4,837	329
*	FTI Consulting, Inc.	5,427	285
*	Copart, Inc.	9,288	272
*	Waste Connections, Inc.	8,745	266
	Watson Wyatt & Co. Holdings	5,451	258
	Deluxe Corp.	6,622	252
	Brady Corp. Class A	6,435	251
	Herman Miller, Inc.	8,045	233
	IKON Office Solutions, Inc.	16,046	225
*	United Stationers, Inc.	3,751	221
*	IHS Inc. Class A	4,310	218
	Mine Safety Appliances Co.	3,941	189
*	Geo Group Inc.	6,330	188
*	PHH Corp.	6,914	186
	Resources Connection, Inc.	6,025	181
*	Acco Brands Corp.	6,693	152
*	Tetra Tech, Inc.	7,608	149
*	TeleTech Holdings, Inc.	5,087	149
	Steelcase Inc.	8,255	146
*	Huron Consulting Group Inc.	2,201	145
*	Labor Ready, Inc.	6,509	136

Industrials Index Fund

	ABM Industries Inc.	5,805	136
*	The Advisory Board Co.	2,337	134
*	CoStar Group, Inc.	2,406	132
*	Cenveo Inc.	6,722	132
*	Korn/Ferry International	5,650	125
*	Mobile Mini, Inc.	4,787	116
	Administaff, Inc.	3,336	115
	G & K Services, Inc. Class A	2,730	114
	Healthcare Services
	Group, Inc.	5,280	113
*	Heidrick &
	Struggles International, Inc.	2,403	113
*	Navigant Consulting, Inc.	6,360	112
	Interface, Inc.	6,198	112
*	Consolidated Graphics, Inc.	1,655	110
	Rollins, Inc.	4,051	108
*	Clean Harbors Inc.	2,270	107
	HNI Corp.	2,617	107
*	School Specialty, Inc.	2,815	103
*	M&F Worldwide Corp.	1,810	102
	Knoll, Inc.	5,361	102
	McGrath RentCorp	3,057	98
	Viad Corp.	2,707	97
*	Layne Christensen Co.	1,813	89
	Kelly Services, Inc. Class A	3,646	83
	Comfort Systems USA, Inc.	5,646	82
*	CRA International Inc.	1,619	80
*	Kforce Inc.	4,879	74
	Ennis, Inc.	3,401	74
*	Spherion Corp.	7,913	70
*	Kenexa Corp.	2,481	69
	Bowne & Co., Inc.	3,663	62
	CDI Corp.	2,045	58
*	Hudson Highland Group, Inc.	3,724	52
*	CBIZ Inc.	6,898	52
*	Pike Electric Corp.	2,700	51
*	Innerworkings, Inc.	3,438	49
	Schawk, Inc.	2,226	48
*	LECG Corp.	2,905	45
*	First Advantage Corp. Class A	1,570	31
	The Standard Register Co.	2,008	26
*	American Reprographics Co.	508	12
*	Volt Information Sciences Inc.	200	3
*	Sirva Inc.	808	1
			20,529
Construction & Engineering (2.8%)
	Fluor Corp.	10,909	1,387
*	Foster Wheeler Ltd.	8,587	1,017
*	Jacobs Engineering Group Inc.	14,809	979
*	KBR Inc.	21,037	691
*	Quanta Services, Inc.	20,723	586

Industrials Index Fund

*	Shaw Group, Inc.	10,116	506
*	URS Corp.	6,696	358
*	Washington Group
	International, Inc.	3,698	313
*	EMCOR Group, Inc.	8,134	255
	Granite Construction Co.	4,552	248
*	Perini Corp.	2,786	158
*	Insituform Technologies Inc.
	Class A	424	7
			6,505
Electrical Equipment (5.6%)
	Emerson Electric Co.	98,622	4,855
	Rockwell Automation, Inc.	19,500	1,374
	Cooper Industries, Inc.
	Class A	23,122	1,183
	Roper Industries Inc.	11,004	696
	Ametek, Inc.	13,357	534
*	First Solar, Inc.	4,996	518
*	Thomas & Betts Corp.	7,422	411
*	General Cable Corp.	6,589	383
	Hubbell Inc. Class B	6,439	349
*	SunPower Corp. Class A	4,670	319
	Acuity Brands, Inc.	5,511	290
	Belden Inc.	5,725	278
*	Genlyte Group, Inc.	3,271	237
	Woodward Governor Co.	3,948	232
	Baldor Electric Co.	5,271	219
*	GrafTech International Ltd.	12,560	211
	Regal-Beloit Corp.	4,091	207
	A.O. Smith Corp.	2,678	129
*	II-VI, Inc.	3,387	106
*	Evergreen Solar, Inc.	11,212	101
*	Superior Essex Inc.	2,771	98
	Franklin Electric, Inc.	2,348	97
*	FuelCell Energy, Inc.	8,821	85
*	EnerSys	3,961	72
	Encore Wire Corp.	2,508	65
	Vicor Corp.	3,325	39
*	Energy Conversion
	Devices, Inc.	1,317	34
*	Power-One, Inc.	1,080	5
*	Medis Technology Ltd.	364	4
*	Plug Power, Inc.	1,080	3
			13,134
Industrial Conglomerates (26.1%)
	General Electric Co.	1,191,337	46,307
	3M Co.	84,281	7,669
	Tyco International	61,070	2,697
	Textron, Inc.	29,381	1,714
*	McDermott International, Inc.	13,789	1,324
	Carlisle Co., Inc.	7,821	385

Industrials Index Fund

	Teleflex Inc.	4,698	365
	Walter Industries, Inc.	5,949	150
*	Sequa Corp. Class A	752	123
	Raven Industries, Inc.	2,220	90
	Tredegar Corp.	3,894	68
			60,892
Machinery (17.7%)
	Caterpillar, Inc.	79,825	6,048
	Deere & Co.	28,082	3,821
	Illinois Tool Works, Inc.	58,713	3,415
	PACCAR, Inc.	29,221	2,500
	Danaher Corp.	30,552	2,373
	Ingersoll-Rand Co.	37,990	1,973
	Eaton Corp.	18,461	1,739
	Parker Hannifin Corp.	14,355	1,543
	ITT Industries, Inc.	21,740	1,478
	Cummins Inc.	12,264	1,452
	Dover Corp.	25,296	1,250
*	Terex Corp.	12,800	1,022
	SPX Corp.	7,109	640
	Joy Global Inc.	14,704	638
	The Manitowoc Co., Inc.	7,792	619
	Pall Corp.	15,372	586
	Harsco Corp.	10,518	585
	Oshkosh Truck Corp.	9,271	537
	Flowserve Corp.	7,203	514
*	AGCO Corp.	11,471	496
	Pentair, Inc.	11,913	442
	Kennametal, Inc.	4,894	395
	IDEX Corp.	10,134	390
	Trinity Industries, Inc.	10,120	380
	Lincoln Electric Holdings, Inc.	5,137	370
	The Timken Co.	10,182	362
	Donaldson Co., Inc.	9,000	344
	Graco, Inc.	8,332	337
	The Toro Co.	5,079	300
	Bucyrus International, Inc.	4,666	292
	Crane Co.	6,049	271
*	Gardner Denver Inc.	6,731	269
	CLARCOR Inc.	6,227	241
	Wabtec Corp.	5,930	222
	Actuant Corp.	3,520	215
	Valmont Industries, Inc.	2,322	207
	Nordson Corp.	3,908	196
	Kaydon Corp.	3,653	193
	Briggs & Stratton Corp.	6,394	187
	Mueller Industries Inc.	4,815	167
*	The Middleby Corp.	1,988	146
	Watts Water Technologies, Inc.	4,116	146
	Albany International Corp.	3,442	134
	Barnes Group, Inc.	4,188	132

Industrials Index Fund

*	EnPro Industries, Inc.	2,851	119
*	Astec Industries, Inc.	2,329	118
	Mueller Water Products, Inc.	10,718	117
	Robbins & Myers, Inc.	1,951	106
*	RBC Bearings Inc.	2,868	102
	Federal Signal Corp.	6,465	99
	Tennant Co.	2,297	97
*	Chart Industries, Inc.	3,486	94
	NACCO Industries, Inc. Class A	772	91
	CIRCOR International, Inc.	2,122	90
	Cascade Corp.	1,176	87
	Freightcar America Inc.	1,706	77
*	Blount International, Inc.	5,585	76
*	Columbus McKinnon Corp.	2,526	69
	The Greenbrier Cos., Inc.	2,205	65
*	Accuride Corp.	4,133	54
	Mueller Water Products, Inc.
	Class A	3,686	46
	American Railcar Industries, Inc.	1,647	43
*	TurboChef Technologies, Inc.	2,992	38
*	ESCO Technologies Inc.	404	13
	Wabash National Corp.	484	6
*	Commercial Vehicle Group Inc.	328	5
*	A.S.V., Inc.	292	4
	Xerium Technologies Inc.	340	2
			41,185
Marine (0.5%)
	Alexander & Baldwin, Inc.	5,187	269
*	Kirby Corp.	6,460	247
*	American Commercial
	Lines Inc.	8,047	208
	Eagle Bulk Shipping Inc.	5,470	144
	Genco Shipping and
	Trading Ltd.	2,228	125
	Horizon Lines Inc.	3,621	102
	Quintana Maritime Ltd.	5,100	89
			1,184
Road & Rail (6.7%)
	Burlington Northern
	Santa Fe Corp.	44,383	3,602
	Union Pacific Corp.	31,795	3,547
	Norfolk Southern Corp.	49,070	2,513
	CSX Corp.	53,990	2,214
	Ryder System, Inc.	7,687	421
*	Hertz Global Holdings Inc.	18,154	401
	J.B. Hunt Transport
	Services, Inc.	12,538	361
	Laidlaw International Inc.	10,022	347
	Landstar System, Inc.	7,051	303
*	Avis Budget Group, Inc.	12,929	300
*	Kansas City Southern	9,740	296

Industrials Index Fund

	Con-way, Inc.	5,831	283
	Knight Transportation, Inc.	7,911	145
	Heartland Express, Inc.	8,428	131
*	Genesee & Wyoming Inc.
	Class A	4,694	129
	Werner Enterprises, Inc.	6,654	124
	Arkansas Best Corp.	3,179	114
*	YRC Worldwide, Inc.	3,571	110
*	Old Dominion Freight Line, Inc.	3,748	108
*	Amerco, Inc.	1,063	67
*	Dollar Thrifty Automotive
	Group, Inc.	372	11
			15,527
Trading Companies & Distributors (1.8%)
	W.W. Grainger, Inc.	8,853	811
	Fastenal Co.	15,928	726
	MSC Industrial Direct Co., Inc.
	Class A	5,964	309
*	United Rentals, Inc.	9,316	304
*	WESCO International, Inc.	6,091	290
	GATX Corp.	6,489	283
	UAP Holding Corp.	6,630	198
	Applied Industrial
	Technology, Inc.	5,050	162
	Watsco, Inc.	3,179	153
*	TransDigm Group, Inc.	3,001	122
	Aircastle Ltd.	3,160	109
*	Williams Scotsman
	International Inc.	3,799	104
	Kaman Corp. Class A	3,121	103
*	Interline Brands, Inc.	3,939	95
*	Rush Enterprises, Inc. Class A	2,392	61
	TAL International Group, Inc.	2,391	60
*	NuCo2, Inc.	2,227	59
*	H&E Equipment Services, Inc.	2,314	48
	Electro Rent Corp.	3,002	44
	Lawson Products, Inc.	920	34
*	Rush Enterprises, Inc. Class B	759	18
*	Beacon Roofing Supply, Inc.	684	8
	Houston Wire & Cable Co.	260	5
	Bluelinx Holdings Inc.	456	4

Industrials Index Fund

		4,110
Transportation Infrastructure (0.1%)
Macquarie Infrastructure
Company LLC	5,348	216
Total Investments (99.4%)
(Cost $206,910)		231,547
Other Assets and Liabilities (0.6%)
Other Assets—Note B		4,059
Liabilities		(2,552)
		1,507
Net Assets (100%)		233,054

At August 31, 2007, net assets consisted of:[1]
Amount
($000)
Paid-in Capital	206,945
Undistributed Net Investment Income	1,790
Accumulated Net Realized Losses	(318)
Unrealized Appreciation	24,637
Net Assets	233,054

Admiral Shares—Net Assets
Applicable to 101,008 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	3,833
Net Asset Value Per Share—
Admiral Shares	$37.94

ETF Shares—Net Assets
Applicable to 3,100,000 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	229,221
Net Asset Value Per Share—
ETF Shares	$73.94

•  See Note A in Notes to Financial Statements.

*  Non-income-producing security.

1  See Note C in Notes to Financial Statements for the tax-basis components of net assets.

Industrials Index Fund

Statement of Operations

Year Ended
August 31, 2007
($000)
Investment Income
Income
Dividends	2,981
Interest[1]	6
Total Income	2,987
Expenses
The Vanguard Group—Note B
Investment Advisory Services	29
Management and Administrative
Admiral Shares	3
ETF Shares	232
Marketing and Distribution
Admiral Shares	—
ETF Shares	41
Custodian Fees	30
Auditing Fees	22
Shareholders’ Reports
Admiral Shares	—
ETF Shares	23
Total Expenses	380
Net Investment Income	2,607
Realized Net Gain (Loss) on
Investment Securities Sold	7,876
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	25,565
Net Increase (Decrease) in Net Assets
Resulting from Operations	36,048

Industrials Index Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2007	2006
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	2,607	952
Realized Net Gain (Loss)	7,876	774
Change in Unrealized Appreciation (Depreciation)	25,565	(1,279)
Net Increase (Decrease) in Net Assets Resulting from Operations	36,048	447
Distributions
Net Investment Income
Admiral Shares	(4)	—
ETF Shares	(1,637)	(226)
Realized Capital Gain
Admiral Shares	—	—
ETF Shares	—	—
Total Distributions	(1,641)	(226)
Capital Share Transactions—Note F
Admiral Shares	3,509	197
ETF Shares	75,257	103,172
Net Increase (Decrease) from Capital Share Transactions	78,766	103,369
Total Increase (Decrease)	113,173	103,590
Net Assets
Beginning of Period	119,881	16,291
End of Period[2]	233,054	119,881

1  Interest income from an affiliated company of the fund was $6,000.

2  Net Assets—End of Period includes undistributed net investment income of $1,790,000 and $824,000.

Industrials Index Fund

Financial Highlights

Admiral Shares
	Year	May 8,
	Ended	2006[1] to
	Aug. 31,	Aug. 31,
For a Share Outstanding Throughout Each Period	2007	2006
Net Asset Value, Beginning of Period	$30.72	$34.10
Investment Operations
Net Investment Income	.51[2]	.164[2]
Net Realized and Unrealized Gain (Loss) on Investments	7.09	(3.544)
Total from Investment Operations	7.60	(3.380)
Distributions
Dividends from Net Investment Income	(.38)	—
Distributions from Realized Capital Gains	—	—
Total Distributions	(.38)	—
Net Asset Value, End of Period	$37.94	$30.72

Total Return[3]	24.90%	–9.91%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4	$0.2
Ratio of Total Expenses to Average Net Assets	0.26%	0.28%*
Ratio of Net Investment Income to Average Net Assets	1.46%	1.35%*
Portfolio Turnover Rate[4]	13%	9%

Industrials Index Fund

ETF Shares

			Sept. 23,
	Year Ended		2004[1] to
	August 31,		Aug. 31,
For a Share Outstanding Throughout Each Period	2007	2006	2005
Net Asset Value, Beginning of Period	$59.85	$54.30	$48.79
Investment Operations
Net Investment Income	1.026[2]	.842[2]	.65
Net Realized and Unrealized Gain (Loss) on Investments	13.808	5.160	5.18
Total from Investment Operations	14.834	6.002	5.83
Distributions
Dividends from Net Investment Income	(.744)	(.452)	(.32)
Distributions from Realized Capital Gains	—	—	—
Total Distributions	(.744)	(.452)	(.32)
Net Asset Value, End of Period	$73.94	$59.85	$54.30

Total Return	24.95%	11.08%	11.94%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$229	$120	$16
Ratio of Total Expenses to Average Net Assets	0.22%	0.25%	0.26%*
Ratio of Net Investment Income to Average Net Assets	1.50%	1.38%	1.30%*
Portfolio Turnover Rate[4]	13%	9%	11%

1  Inception.

2  Calculated based on average shares outstanding.

3  Total returns do not reflect the 2% fee assessed on redemptions of shares held for less than one year, or the account service fee that may be applicable to certain accounts with balances below $10,000.

4  Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

*  Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

Industrials Index Fund

Notes to Financial Statements

Vanguard Industrials Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund files reports with the SEC under the company name Vanguard World Funds. The fund offers two classes of shares, Admiral Shares and ETF Shares. Admiral Shares are available to any investor who meets the fund’s minimum purchase requirements. ETF Shares are listed for trading on the American Stock Exchange; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of Admiral Shares are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At August 31, 2007, the fund had contributed capital of $19,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.02% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification

Industrials Index Fund

may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended August 31, 2007, the fund realized $7,844,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized gains to paid-in capital.

For tax purposes, at August 31, 2007, the fund had $1,838,000 of ordinary income available for distribution. The fund had available realized losses of $301,000 to offset future net capital gains of $18,000 through August 31, 2014, and $283,000 through August 31, 2015.

At August 31, 2007, the cost of investment securities for tax purposes was $206,929,000. Net unrealized appreciation of investment securities for tax purposes was $24,618,000, consisting of unrealized gains of $26,616,000 on securities that had risen in value since their purchase and $1,998,000 in unrealized losses on securities that had fallen in value since their purchase.

D. During the year ended August 31, 2007, the fund purchased $130,830,000 of investment securities and sold $52,370,000 of investment securities, other than temporary cash investments.

E. In June 2006, the Financial Accounting Standards Board issued Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes.” FIN 48 establishes the minimum threshold for recognizing, and a system for measuring, the benefits of tax-return positions in financial statements, and is effective for the fund’s fiscal year beginning September 1, 2007. Management has analyzed the fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended August 31, 2005–2007) for purposes of implementing FIN 48, and has concluded that as of August 31, 2007, no provision for income tax would be required in the fund’s financial statements.

F. Capital share transactions for each class of shares were (see table below):

			Year Ended August 31,
		2007		2006
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Admiral Shares
Issued	3,732	102	197	6
Issued in Lieu of Cash Distributions	2	—	—	—
Redeemed[1]	(225)	(7)	—	—
Net Increase (Decrease)—Admiral Shares	3,509	95	197	6
ETF Shares
Issued	104,732	1,500	109,102	1,800
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(29,475)	(400)	(5,930)	(100)
Net Increase (Decrease)—ETF Shares	75,257	1,100	103,172	1,700

1  Net of redemption fees of $4,000 and $0.

Information Technology Index Fund

Fund Profile

As of August 31, 2007

Portfolio Characteristics
		Target	Broad
	Fund	Index[1]	Index[2]
Number of Stocks	385	384	2,437
Median Market Cap	$64.2B	$64.2B	$33.9B
Price/Earnings Ratio	25.8x	25.8x	17.3x
Price/Book Ratio	4.2x	4.2x	2.8x
Yield		0.6%	1.8%
Admiral Shares	0.4%
ETF Shares	0.5%
Return on Equity	17.0%	16.9%	18.8%
Earnings Growth Rate	26.0%	26.0%	21.5%
Foreign Holdings	1.7%	1.7%	0.0%
Turnover Rate	8%	—	—
Expense Ratio		—	—
Admiral Shares	0.26%
ETF Shares	0.22%
Short-Term Reserves	0%	—	—

Volatility Measures[3]
	Fund Versus	Fund Versus
	Target Index[1]	Broad Index[2]
R-Squared	1.00	0.73
Beta	1.00	1.42

Industry Diversification (% of portfolio)

Application Software	4%
Communications Equipment	16
Computer Hardware	20
Computer Storage & Peripherals	4
Data Processing & Outsourced Services	7
Electronic Equipment Manufacturers	2
Electronic Manufacturing Services	2
Home Entertainment Software	1
Internet Software & Services	8
IT Consulting & Other Services	2
Office Electronics	1
Semiconductor Equipment	3
Semiconductors	14
Systems Software	15
Technology Distributors	1

Information Technology Index Fund

Ten Largest Holdings[4] (% of total net assets)

Microsoft Corp.	9.4%
Cisco Systems, Inc.	7.3
International Business Machines Corp.	6.6
Intel Corp.	5.7
Hewlett-Packard Co.	5.0
Apple Computer, Inc.	4.5
Google Inc.	4.5
Oracle Corp.	3.2
QUALCOMM Inc.	2.5
Dell Inc.	2.3
Top Ten	51.0%

1  MSCI US IMI/Information Technology.

2  MSCI US IMI/2500.

3  For an explanation of R-squared, beta, and other terms used here, see the Glossary on page 83.

4  “Ten Largest Holdings” excludes any temporary cash investments and equity index products.

Information Technology Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 26, 2004–August 31, 2007

Initial Investment of $10,000

	Average Annual Total Returns		Final Value
	Periods Ended August 31, 2007		of a $10,000
	One Year	Since Inception[1]	Investment
Information Technology Index Fund ETF Shares
Net Asset Value	23.10%	4.47%	$11,700
Information Technology Index Fund ETF Shares
Market Price	22.76	4.46	11,699
MSCI US IMI/2500	15.54	9.76	13,978
MSCI US IMI/Information Technology	23.34	4.68	11,786

			Final Value
			of a $100,000
	One Year	Since Inception[1]	Investment
Information Technology Index Fund Admiral Shares[2]	23.02%	7.99%	$130,203
MSCI US IMI/2500	15.54	11.45	145,807
MSCI US IMI/Information Technology	23.34	8.23	131,205

Information Technology Index Fund

Fiscal-Year Total Returns (%):

January 26, 2004–August 31, 2007

Cumulative Returns: ETF Shares, January 26, 2004–August 31, 2007
		Cumulative
		Since
	One Year	Inception
Information Technology Index Fund ETF Shares Market Price	22.76%	16.99%
Information Technology Index Fund ETF Shares Net Asset Value	23.10	17.00
MSCI US IMI/Information Technology	23.34	17.86

Average Annual Total Returns: Periods Ended June 30, 2007

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

			Since
	Inception Date	One Year	Inception
ETF Shares	1/26/2004
Market Price		24.97%	4.18%
Net Asset Value		25.22	4.20
Admiral Shares[2]	3/25/2004	25.19	7.90

1  Performance for the fund and its comparative standards is calculated since the following inception dates: January 26, 2004, for ETF Shares; March 25, 2004, for Admiral Shares.

2  Total returns do not reflect the 2% fee assessed on redemptions of shares held for less than one year, or the account service fee that may be applicable to certain accounts with balances below $10,000.

Note: See Financial Highlights tables on page 58 for dividend and capital gains information.

Information Technology Index Fund

Financial Statements

Statement of Net Assets

As of August 31, 2007

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (100.0%)
Communications Equipment (16.0%)
*	Cisco Systems, Inc.	1,037,271	33,110
	QUALCOMM Inc.	284,763	11,359
	Motorola, Inc.	395,705	6,707
	Corning, Inc.	268,722	6,280
*	Juniper Networks, Inc.	91,440	3,010
	Harris Corp.	22,812	1,388
*	Avaya Inc.	77,098	1,298
*	Tellabs, Inc.	70,799	747
*	CommScope, Inc.	10,136	574
*	Ciena Corp.	14,359	544
*	JDS Uniphase Corp.	34,921	508
*	F5 Networks, Inc.	13,795	482
*	Polycom, Inc.	15,096	458
*	Foundry Networks, Inc.	23,568	436
*	Andrew Corp.	27,150	382
*	ADC
	Telecommunications, Inc.	20,016	366
	ADTRAN Inc.	10,821	289
*	Arris Group Inc.	18,325	278
*	3Com Corp.	67,731	254
*	Sonus Networks, Inc.	42,860	248
*	Avocent Corp.	7,819	231
	Plantronics, Inc.	8,064	229
*	Harris Stratex Networks, Inc.
	Class A	12,185	209
*	InterDigital, Inc.	8,992	208
*	Blue Coat Systems, Inc.	2,462	205
*	Dycom Industries, Inc.	6,921	204
*	Riverbed Technology, Inc.	4,107	182
*	Finisar Corp.	47,025	178

Information Technology Index Fund

*	Comtech
	Telecommunications Corp.	3,886	165
*	NETGEAR, Inc.	5,713	160
*	Sycamore Networks, Inc.	33,312	132
*	Tekelec	10,415	128
*	Powerwave
	Technologies, Inc.	18,692	128
*	Harmonic, Inc.	12,663	126
*	ViaSat, Inc.	4,134	126
	Black Box Corp.	2,952	121
*	Mastec Inc.	7,813	116
*	C-COR Inc.	8,157	94
*	Loral Space and
	Communications Ltd.	2,193	88
*	Comtech Group Inc.	4,448	75
*	Extreme Networks, Inc.	19,162	66
*	Nextwave Wireless Inc.	9,733	64
*	Ixia	6,824	62
*	Hughes Communications Inc.	1,131	58
	Bel Fuse, Inc. Class B	1,412	44
*	Packeteer, Inc.	5,887	43
*	Orbcomm, Inc	4,074	33
*	Optium Corp.	1,861	15
	Bel Fuse, Inc. Class A	379	15
*	UTStarcom, Inc.	1,179	4
			72,227
Computers & Peripherals (23.7%)
	International Business
	Machines Corp.	253,744	29,609
	Hewlett-Packard Co.	459,553	22,679
*	Apple Inc.	147,780	20,465
*	Dell Inc.	368,473	10,409
*	EMC Corp.	374,788	7,368
*	Sun Microsystems, Inc.	612,612	3,284
	Seagate Technology	93,212	2,407
*	SanDisk Corp.	38,986	2,186
*	Network Appliance, Inc.	63,651	1,773
*	NCR Corp.	30,342	1,510
*	Western Digital Corp.	37,762	882
*	Lexmark International, Inc.	16,669	621
	Diebold, Inc.	11,133	488
*	Brocade Communications
	Systems, Inc.	67,095	470
*	QLogic Corp.	27,068	360
*	Emulex Corp.	14,684	287
*	Electronics for Imaging, Inc.	9,701	253
*	Palm, Inc.	15,958	240
*	Avid Technology, Inc.	7,005	216
*	Intermec, Inc.	8,476	208
*	Synaptics Inc.	4,075	176
	Imation Corp.	5,922	172

Information Technology Index Fund

*	Komag, Inc.	5,311	171
*	Novatel Wireless, Inc.	5,076	116
*	Quantum Corp.	32,930	106
*	Hutchinson Technology, Inc.	4,374	101
*	Gateway, Inc.	44,001	81
*	Adaptec, Inc.	20,053	75
*	Isilon Systems Inc.	3,069	31
*	Rackable Systems Inc.	344	5
			106,749
Electronic Equipment & Instruments (4.7%)
*	Tyco Electronics Ltd.	84,061	2,931
*	Agilent Technologies, Inc.	69,142	2,517
*	Flextronics International Ltd.	103,416	1,178
	Amphenol Corp.	30,282	1,093
*	Avnet, Inc.	25,150	989
*	CDW Corp.	10,661	918
*	Arrow Electronics, Inc.	20,901	877
	Jabil Circuit, Inc.	32,514	722
*	Trimble Navigation Ltd.	19,941	704
*	Mettler-Toledo
	International Inc.	6,695	631
*	Solectron Corp.	153,941	597
*	FLIR Systems, Inc.	10,580	521
*	Ingram Micro, Inc. Class A	25,976	510
	Tektronix, Inc.	14,036	451
*	Anixter International Inc.	5,679	436
*	Itron, Inc.	4,739	402
*	Vishay Intertechnology, Inc.	28,968	383
*	Tech Data Corp.	9,328	364
	Molex, Inc. Class A	13,623	339
	National Instruments Corp.	10,230	323
*	Benchmark Electronics, Inc.	12,202	306
*	Dolby Laboratories Inc.	7,999	291
	Molex, Inc.	11,009	288
*	Insight Enterprises, Inc.	8,232	195
*	Checkpoint Systems, Inc.	6,707	187
*	Plexus Corp.	7,827	186
*	Rofin-Sinar Technologies Inc.	2,619	182
	Technitrol, Inc.	6,564	181
*	Coherent, Inc.	5,370	162
	Daktronics, Inc.	5,715	157
*	L-1 Identity Solutions Inc.	9,207	151
	AVX Corp.	8,717	137
	Cognex Corp.	7,249	134
	MTS Systems Corp.	3,099	131
*	Littelfuse, Inc.	3,806	127
*	Rogers Corp.	2,979	123
*	ScanSource, Inc.	4,380	121
*	Electro Scientific
	Industries, Inc.	4,988	118
*	Cogent Inc.	7,987	115

Information Technology Index Fund

*	KEMET Corp.	14,678	101
*	Brightpoint, Inc.	8,676	101
	Park Electrochemical Corp.	3,264	97
*	Newport Corp.	6,642	92
	Methode Electronics, Inc.
	Class A	6,350	92
*	TTM Technologies, Inc.	7,239	85
	Agilysys, Inc.	4,909	84
*	DTS Inc.	3,074	80
*	Universal Display Corp.	5,252	78
	CTS Corp.	5,780	75
*	GSI Group, Inc.	6,809	66
*	Smart Modular
	Technologies Inc.	5,504	60
*	SYNNEX Corp.	2,376	47
*	IPG Photonics Corp.	2,537	47
*	Mercury Computer
	Systems, Inc.	3,524	40
*	Multi-Fineline Electronix, Inc.	1,623	21
*	Sanmina-SCI Corp.	5,872	13
			21,357
Internet Software & Services (8.5%)
*	Google Inc.	39,532	20,369
*	eBay Inc.	186,474	6,359
*	Yahoo! Inc.	207,761	4,722
*	VeriSign, Inc.	41,317	1,330
*	Akamai Technologies, Inc.	26,760	862
*	Equinix, Inc.	4,581	405
*	SINA.com	8,841	369
*	ValueClick, Inc.	16,656	334
*	Digital River, Inc.	6,845	317
*	j2 Global Communications, Inc.	8,450	287
*	VistaPrint Ltd.	6,781	223
*	DealerTrack Holdings Inc.	5,011	191
*	Omniture, Inc.	7,186	178
*	CNET Networks, Inc.	24,146	177
*	EarthLink, Inc.	21,019	160
	United Online, Inc.	11,115	160
*	Websense, Inc.	7,650	157
*	Sohu.com Inc.	4,705	154
*	SAVVIS, Inc.	3,080	122
*	CMGI Inc.	78,350	122
*	RealNetworks, Inc.	19,181	121
*	Ariba, Inc.	12,774	112
*	Internap Network
	Services Corp.	7,272	102
*	Vignette Corp.	5,163	101
*	Perficient, Inc.	4,136	96
*	Interwoven Inc.	7,370	96
*	SonicWALL, Inc.	10,640	91
*	Bankrate, Inc.	2,145	84

Information Technology Index Fund

*	The Knot, Inc.	3,931	82
*	S1 Corp.	10,473	82
	InfoSpace, Inc.	5,334	75
*	WebMD Health Corp. Class A	1,308	71
*	LoopNet, Inc.	3,122	60
*	iPass Inc.	10,530	47
*	DivX, Inc.	2,547	36
	Marchex, Inc.	3,711	34
*	Liquidity Services, Inc.	2,593	29
*	Jupitermedia Corp.	3,975	24
	Openwave Systems Inc.	1,177	5
			38,346
IT Services (8.8%)
	Automatic Data
	Processing, Inc.	94,520	4,323
	First Data Corp.	128,896	4,282
	Accenture Ltd.	101,412	4,179
	Paychex, Inc.	58,362	2,593
	Western Union Co.	131,348	2,473
	Electronic Data Systems Corp.	88,025	2,015
*	Cognizant Technology
	Solutions Corp.	24,284	1,785
*	Computer Sciences Corp.	29,593	1,656
	MasterCard, Inc. Class A	11,524	1,579
	Fidelity National Information
	Services, Inc.	32,893	1,559
*	Fiserv, Inc.	27,310	1,270
*	Alliance Data Systems Corp.	13,422	1,053
*	Iron Mountain, Inc.	32,084	907
*	Ceridian Corp.	24,492	839
*	Affiliated Computer
	Services, Inc. Class A	15,696	785
*	DST Systems, Inc.	9,006	689
*	Hewitt Associates, Inc.	17,914	602
*	CheckFree Corp.	12,633	584
	Global Payments Inc.	13,631	538
*	Unisys Corp.	58,890	434
	Broadridge Financial
	Solutions LLC	23,412	425
*	Convergys Corp.	23,464	393
	Acxiom Corp.	12,552	308
*	VeriFone Holdings, Inc.	8,291	306
	MoneyGram International, Inc.	14,338	305
*	eFunds Corp.	7,967	289
*	CACI International, Inc.	5,223	267
*	Gartner, Inc. Class A	11,633	257
*	Wright Express Corp.	6,876	254
*	SAIC, Inc.	13,575	249
*	MPS Group, Inc.	17,440	240
*	Perot Systems Corp.	15,179	237
*	SRA International, Inc.	7,155	202

Information Technology Index Fund

*	BearingPoint, Inc.	32,751	192
*	Euronet Worldwide, Inc.	6,993	189
	Total System Services, Inc.	6,682	185
*	CSG Systems International, Inc.	7,990	185
	MAXIMUS, Inc.	3,692	158
	Syntel, Inc.	3,865	134
*	ManTech International Corp.	3,200	114
*	Sapient Corp.	14,868	96
*	Sykes Enterprises, Inc.	5,484	90
*	Ciber, Inc.	9,504	75
	Heartland Payment
	Systems, Inc.	2,502	75
*	Global Cash Access, Inc.	6,249	69
*	Forrester Research, Inc.	2,570	65
	infoUSA Inc.	5,667	57
*	Ness Technologies Inc.	4,979	55
	TNS Inc.	3,703	55
	Gevity HR, Inc.	4,279	49
*	RightNow Technologies Inc.	2,971	44
*	Lionbridge Technologies, Inc.	9,513	39
*	Exlservice Holdings Inc.	1,541	29
			39,832
Office Electronics (0.7%)
*	Xerox Corp.	161,397	2,765
*	Zebra Technologies Corp.
	Class A	11,996	435
			3,200
Semiconductors &
Semiconductor Equipment (17.7%)
	Intel Corp.	992,607	25,560
	Texas Instruments, Inc.	245,075	8,391
	Applied Materials, Inc.	236,156	5,044
*	NVIDIA Corp.	58,892	3,013
*	Broadcom Corp.	80,560	2,779
*	MEMC Electronic
	Materials, Inc.	35,297	2,168
	Analog Devices, Inc.	55,902	2,062
	KLA-Tencor Corp.	32,758	1,883
	Maxim Integrated
	Products, Inc.	54,589	1,638
	Linear Technology Corp.	43,469	1,478
*	Micron Technology, Inc.	128,508	1,471
	Altera Corp.	60,703	1,445
	National Semiconductor Corp.	54,263	1,428
	Microchip Technology, Inc.	36,792	1,417
*	Marvell Technology Group Ltd.	84,570	1,401
	Xilinx, Inc.	52,912	1,353
*	LAM Research Corp.	23,093	1,239
*	Advanced Micro Devices, Inc.	93,288	1,213
*	LSI Corp.	131,556	906
	Intersil Corp.	23,505	783

Information Technology Index Fund

*	Varian Semiconductor
	Equipment Associates, Inc.	14,074	783
*	Cypress Semiconductor Corp.	25,817	647
*	ON Semiconductor Corp.	49,539	581
*	Novellus Systems, Inc.	21,007	575
*	Integrated Device
	Technology Inc.	33,763	528
*	Teradyne, Inc.	32,259	480
*	International Rectifier Corp.	12,343	425
*	Atmel Corp.	74,579	395
*	Fairchild Semiconductor
	International, Inc.	20,912	392
*	Cree, Inc.	14,381	383
*	FormFactor Inc.	7,570	343
*	Silicon Laboratories Inc.	8,371	309
*	Microsemi Corp.	12,096	307
*	Tessera Technologies, Inc.	8,003	293
*	PMC Sierra Inc.	35,794	275
*	Atheros Communications, Inc.	8,991	269
*	Cymer, Inc.	6,341	251
*	Amkor Technology, Inc.	19,775	228
*	Semtech Corp.	12,328	220
*	Rambus Inc.	14,040	212
*	Skyworks Solutions, Inc.	26,105	206
*	RF Micro Devices, Inc.	32,905	196
*	OmniVision Technologies, Inc.	9,272	194
*	Entegris Inc.	19,407	183
*	ATMI, Inc.	5,962	180
*	Cabot Microelectronics Corp.	4,063	170
*	Brooks Automation, Inc.	11,938	169
*	Sigma Designs, Inc.	3,851	163
*	ANADIGICS, Inc.	9,847	162
*	FEI Co.	5,739	161
*	Diodes Inc.	4,993	151
*	Zoran Corp.	8,358	144
*	Applied Micro Circuits Corp.	50,529	144
*	Trident Microsystems, Inc.	9,658	142
*	SiRF Technology Holdings, Inc.	8,412	142
*	MKS Instruments, Inc.	6,267	138
*	Standard Microsystem Corp.	3,755	135
*	Spansion Inc. Class A	14,230	130
	Micrel, Inc.	9,914	109
*	AMIS Holdings Inc.	10,445	108
*	TriQuint Semiconductor, Inc.	23,170	102
*	Advanced Energy
	Industries, Inc.	6,062	98
*	Hittite Microwave Corp.	2,322	98
*	Lattice Semiconductor Corp.	19,288	96
*	Mattson Technology, Inc.	8,925	94
*	Conexant Systems, Inc.	82,869	93
*	Cirrus Logic, Inc.	13,528	92

Information Technology Index Fund

*	Veeco Instruments, Inc.	4,999	88
*	Exar Corp.	6,471	86
*	DSP Group Inc.	4,941	86
*	Silicon Image, Inc.	14,457	84
*	Kulicke & Soffa
	Industries, Inc.	9,671	83
*	Netlogic Microsystems Inc.	2,764	81
*	Axcelis Technologies, Inc.	17,175	81
*	Photronics, Inc.	6,737	78
	Cohu, Inc.	3,662	72
*	Supertex, Inc.	1,981	71
*	Rudolph Technologies, Inc.	4,666	60
*	Advanced Analogic
	Technologies, Inc.	6,281	57
*	Ultratech, Inc.	3,769	54
*	Actel Corp.	4,465	50
*	Silicon Storage
	Technology, Inc.	15,873	50
*	Genesis Microchip Inc.	6,124	49
*	Asyst Technologies, Inc.	8,289	49
*	IXYS Corp.	4,682	48
*	Credence Systems Corp.	15,346	45
*	Verigy Ltd.	1,482	39
*	PDF Solutions, Inc.	3,726	36
*	Eagle Test Systems, Inc.	2,095	25
			79,740
Software (19.9%)
	Microsoft Corp.	1,471,581	42,279
*	Oracle Corp.	702,770	14,252
*	Adobe Systems, Inc.	100,148	4,281
*	Symantec Corp.	154,000	2,897
*	Electronic Arts Inc.	53,216	2,817
*	Autodesk, Inc.	39,151	1,813
	CA, Inc.	71,814	1,809
*	Intuit, Inc.	54,678	1,493
*	Citrix Systems, Inc.	30,707	1,116
*	BMC Software, Inc.	34,703	1,063
*	NAVTEQ Corp.	16,641	1,048
*	Cadence Design
	Systems, Inc.	47,613	1,034
*	McAfee Inc.	27,153	971
*	Activision, Inc.	47,667	929
*	BEA Systems, Inc.	66,648	813
*	Synopsys, Inc.	24,476	669
*	salesforce.com, Inc.	15,474	626
*	Red Hat, Inc.	31,098	605
	FactSet Research Systems Inc.	7,503	450
*	Compuware Corp.	55,149	447
*	ANSYS, Inc.	13,103	434
*	Novell, Inc.	57,690	429
*	MICROS Systems, Inc.	6,727	406

Information Technology Index Fund

*	Nuance Communications, Inc.	21,530	405
	Jack Henry & Associates Inc.	13,888	364
	Fair Isaac, Inc.	9,813	363
*	Sybase, Inc.	15,500	357
*	Parametric Technology Corp.	19,013	335
*	THQ Inc.	10,955	315
*	TIBCO Software Inc.	35,977	285
*	Lawson Software, Inc.	23,964	235
*	Macrovision Corp.	9,008	214
*	Progress Software Corp.	6,998	214
*	Informatica Corp.	14,792	208
*	Take-Two Interactive
	Software, Inc.	12,387	198
*	Mentor Graphics Corp.	14,020	196
*	Opsware, Inc.	13,753	195
	Blackbaud, Inc.	7,443	188
*	Net 1 UEPS Technologies, Inc.	7,336	181
*	Blackboard Inc.	4,311	180
*	Aspen Technologies, Inc.	12,865	169
*	ACI Worldwide, Inc.	6,326	164
*	Quest Software, Inc.	11,273	164
*	VASCO Data Security
	International, Inc.	4,681	147
*	Advent Software, Inc.	3,530	141
*	Wind River Systems Inc.	13,084	138
*	Manhattan Associates, Inc.	4,658	135
*	Concur Technologies, Inc.	4,961	133
*	SPSS, Inc.	3,190	130
*	The Ultimate Software
	Group, Inc.	4,070	127
*	Epicor Software Corp.	8,807	117
*	MicroStrategy Inc.	1,615	112
	Quality Systems, Inc.	2,981	110
*	JDA Software Group, Inc.	4,763	99
*	MSC Software Corp.	7,358	93
*	Commvault Systems, Inc.	4,680	89
*	Tyler Technologies, Inc.	5,568	83
*	Secure Computing Corp.	8,811	79
*	Ansoft Corp.	2,606	78
*	Borland Software Corp.	13,258	60
*	EPIQ Systems, Inc.	3,505	57
*	FalconStor Software, Inc.	4,882	54
*	InterVoice, Inc.	6,513	52

Information Technology Index Fund

* eSPEED, Inc. Class A	4,809	40
* Sonic Solutions, Inc.	4,160	32
Renaissance Learning, Inc.	1,493	17
		89,734
Total Common Stocks
(Cost $403,849)		451,185
Temporary Cash Investment (0.0%)
[1] Vanguard Market
Liquidity Fund, 5.247%
(Cost $68)	68,223	68
Total Investments (100.0%)
(Cost $403,917)		451,253
Other Assets and Liabilities (0.0%)
Other Assets—Note B		9,171
Liabilities		(9,033)
		138
Net Assets (100%)		451,391

At August 31, 2007, net assets consisted of:[2]
Amount
($000)
Paid-in Capital	404,288
Undistributed Net Investment Income	970
Accumulated Net Realized Losses	(1,203)
Unrealized Appreciation	47,336
Net Assets	451,391

Admiral Shares—Net Assets
Applicable to 408,705 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	12,240
Net Asset Value Per Share—
Admiral Shares	$29.95

ETF Shares—Net Assets
Applicable to 7,504,506 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	439,151
Net Asset Value Per Share—
ETF Shares	$58.52

•  See Note A in Notes to Financial Statements.

*  Non-income-producing security.

1  Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day

2  See Note C in Notes to Financial Statements for the tax-basis components of net assets.

Information Technology Index Fund

Statement of Operations

Year Ended
August 31, 2007
($000)
Investment Income
Income
Dividends	1,894
Interest[1]	9
Total Income	1,903
Expenses
The Vanguard Group—Note B
Investment Advisory Services	47
Management and Administrative
Admiral Shares	14
ETF Shares	417
Marketing and Distribution
Admiral Shares	2
ETF Shares	66
Custodian Fees	51
Auditing Fees	23
Shareholders’ Reports
Admiral Shares	—
ETF Shares	24
Total Expenses	644
Net Investment Income	1,259
Realized Net Gain (Loss) on
Investment Securities Sold	295
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	53,390
Net Increase (Decrease) in Net Assets
Resulting from Operations	54,944

Information Technology Index Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2007	2006
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	1,259	464
Realized Net Gain (Loss)	295	2,551
Change in Unrealized Appreciation (Depreciation)	53,390	(6,138)
Net Increase (Decrease) in Net Assets Resulting from Operations	54,944	(3,123)
Distributions
Net Investment Income
Admiral Shares	(14)	(4)
ETF Shares	(640)	(200)
Realized Capital Gain
Admiral Shares	—	—
ETF Shares	—	—
Total Distributions	(654)	(204)
Capital Share Transactions—Note F
Admiral Shares	6,136	2,900
ETF Shares	214,370	123,535
Net Increase (Decrease) from Capital Share Transactions	220,506	126,435
Total Increase (Decrease)	274,796	123,108
Net Assets
Beginning of Period	176,595	53,487
End of Period[2]	451,391	176,595

1  Interest income from an affiliated company of the fund was $9,000.

2  Net Assets—End of Period includes undistributed net investment income of $970,000 and $365,000.

Information Technology Index Fund

Financial Highlights

Admiral Shares

				Mar. 25,
				2004[1] to
	Year Ended August 31,			Aug. 31,
For a Share Outstanding Throughout Each Period	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$24.40	$23.93	$20.72	$23.40
Investment Operations
Net Investment Income	.11[2]	.084[2]	.351[3]	.01
Net Realized and Unrealized Gain (Loss) on Investments	5.50	.424	3.182	(2.69)
Total from Investment Operations	5.61	.508	3.533	(2.68)
Distributions
Dividends from Net Investment Income	(.06)	(.038)	(.323)	—
Distributions from Realized Capital Gains	—	—	—	—
Total Distributions	(.06)	(.038)	(.323)	—
Net Asset Value, End of Period	$29.95	$24.40	$23.93	$20.72

Total Return[4]	23.02%	2.12%	17.05%	–11.45%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$12	$5	$2	$0.2
Ratio of Total Expenses to Average Net Assets	0.26%	0.28%	0.28%	0.28%*
Ratio of Net Investment Income to Average Net Assets	0.38%	0.33%	1.26%[3]	0.12%*
Portfolio Turnover Rate[5]	8%	8%	7%	9%

Information Technology Index Fund

ETF Shares

				Jan. 26,
				2004[1] to
	Year Ended August 31,			Aug. 31,
For a Share Outstanding Throughout Each Period	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$47.66	$46.76	$40.46	$50.89
Investment Operations
Net Investment Income	.231[2]	.175[2]	.670[6]	.03
Net Realized and Unrealized Gain (Loss) on Investments	10.765	.816	6.239	(10.46)
Total from Investment Operations	10.996	.991	6.909	(10.43)
Distributions
Dividends from Net Investment Income	(.136)	(.091)	(.609)	—
Distributions from Realized Capital Gains	—	—	—	—
Total Distributions	(.136)	(.091)	(.609)	—
Net Asset Value, End of Period	$58.52	$47.66	$46.76	$40.46

Total Return	23.10%	2.11%	17.07%	–20.50%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$439	$172	$51	$16
Ratio of Total Expenses to Average Net Assets	0.22%	0.25%	0.26%	0.28%*
Ratio of Net Investment Income to Average Net Assets	0.42%	0.36%	1.28%[6]	0.12%*
Portfolio Turnover Rate[5]	8%	8%	7%	9%

1  Inception.

2  Calculated based on average shares outstanding.

3  Net investment income per share and the ratio of net investment income to average net assets include $.284 and 1.00%, respectively, resulting from a special dividend from Microsoft Corp. in November 2004.

4  Total returns do not reflect the 2% fee assessed on redemptions of shares held for less than one year, or the account service fee that may be applicable to certain accounts with balances below $10,000.

5  Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

6  Net investment income per share and the ratio of net investment income to average net assets include $.553 and 1.00%, respectively, resulting from a special dividend from Microsoft Corp. in November 2004.

*  Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

Information Technology Index Fund

Notes to Financial Statements

Vanguard Information Technology Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund files reports with the SEC under the company name Vanguard World Funds. The fund offers two classes of shares, Admiral Shares and ETF Shares. Admiral Shares are available to any investor who meets the fund’s minimum purchase requirements. ETF Shares are listed for trading on the American Stock Exchange; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of Admiral Shares are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At August 31, 2007, the fund had contributed capital of $36,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.04% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification

Information Technology Index Fund

may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at August 31, 2007, the fund had $1,091,000 of ordinary income available for distribution. The fund had available realized losses of $1,142,000 to offset future net capital gains of $63,000 through August 31, 2013, $188,000 through August 31, 2014, $612,000 through August 31, 2015, and $279,000 through August 31, 2016.

At August 31, 2007, the cost of investment securities for tax purposes was $403,978,000. Net unrealized appreciation of investment securities for tax purposes was $47,275,000, consisting of unrealized gains of $58,799,000 on securities that had risen in value since their purchase and $11,524,000 in unrealized losses on securities that had fallen in value since their purchase.

D. During the year ended August 31, 2007, the fund purchased $243,473,000 of investment securities and sold $22,380,000 of investment securities, other than temporary cash investments.

E. In June 2006, the Financial Accounting Standards Board issued Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes.” FIN 48 establishes the minimum threshold for recognizing, and a system for measuring, the benefits of tax-return positions in financial statements, and is effective for the fund’s fiscal year beginning September 1, 2007. Management has analyzed the fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended August 31, 2004–2007) for purposes of implementing FIN 48, and has concluded that as of August 31, 2007, no provision for income tax would be required in the fund’s financial statements.

F. Capital share transactions for each class of shares were (see table below):

			Year Ended August 31,
		2007		2006
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Admiral Shares
Issued	9,143	320	4,501	179
Issued in Lieu of Cash Distributions	12	—	4	—
Redeemed[1]	(3,019)	(108)	(1,605)	(68)
Net Increase (Decrease)—Admiral Shares	6,136	212	2,900	111
ETF Shares
Issued	214,370	3,900	146,601	3,005
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	—	—	(23,066)	(500)
Net Increase (Decrease)—ETF Shares	214,370	3,900	123,535	2,505

1  Net of redemption fees of $19,000 and $9,000.

Materials Index Fund

Fund Profile

As of August 31, 2007

Portfolio Characteristics
		Target	Broad
	Fund	Index[1]	Index[2]
Number of Stocks	120	120	2,437
Median Market Cap	$14.7B	$14.7B	$33.9B
Price/Earnings Ratio	16.3x	16.3x	17.3x
Price/Book Ratio	2.9x	2.9x	2.8x
Yield		1.7%	1.8%
Admiral Shares	1.6%
ETF Shares	1.7%
Return on Equity	16.0%	16.1%	18.8%
Earnings Growth Rate	31.0%	31.0%	21.5%
Foreign Holdings	0.7%	0.7%	0.0%
Turnover Rate	6%	—	—
Expense Ratio		—	—
Admiral Shares	0.26%
ETF Shares	0.22%
Short-Term Reserves	0%	—	—

Volatility Measures[3]
	Fund Versus	Fund Versus
	Target Index[1]	Broad Index[2]
R-Squared	1.00	0.58
Beta	1.00	1.34

Industry Diversification (% of portfolio)

Aluminum	6%
Commodity Chemicals	3
Construction Materials	4
Diversified Chemicals	21
Diversified Metals & Mining	7
Fertilizers & Agricultural Chemicals	9
Forest Products	3
Gold	3
Industrial Gases	8
Metal & Glass Containers	4
Paper Packaging	4
Paper Products	5
Precious Metals & Minerals	1
Specialty Chemicals	10
Steel	12

Materials Index Fund

Ten Largest Holdings[4] (% of total net assets)

E.I. du Pont de Nemours & Co.	7.8%
Dow Chemical Co.	7.0
Monsanto Co.	6.6
Freeport-McMoRan Copper & Gold, Inc. Class B	5.8
Alcoa Inc.	5.5
Praxair, Inc.	4.2
Air Products & Chemicals, Inc.	3.4
Newmont Mining Corp. (Holding Co.)	3.3
Nucor Corp.	2.8
Weyerhaeuser Co.	2.5
Top Ten	48.9%

1  MSCI US IMI/Materials.

2  MSCI US IMI/2500.

3  For an explanation of R-squared, beta, and other terms used here, see the Glossary on page 83.

4  “Ten Largest Holdings” excludes any temporary cash investments and equity index products.

Materials Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 26, 2004–August 31, 2007

Initial Investment of $10,000

	Average Annual Total Returns		Final Value
	Periods Ended August 31, 2007		of a $10,000
	One Year	Since Inception[1]	Investment
Materials Index Fund ETF Shares Net Asset Value	31.06%	16.68%	$17,413
Materials Index Fund ETF Shares Market Price	30.81	16.66	17,399
MSCI US IMI/2500	15.54	9.76	13,978
MSCI US IMI/Materials	31.19	16.91	17,537

			Final Value
			of a $100,000
	One Year	Since Inception[1]	Investment
Materials Index Fund Admiral Shares[2]	31.00%	15.66%	$167,614
MSCI US IMI/2500	15.54	9.82	139,452
MSCI US IMI/Materials	31.19	15.91	168,920

Materials Index Fund

Fiscal-Year Total Returns (%):

January 26, 2004–August 31, 2007

Cumulative Returns: ETF Shares, January 26, 2004–August 31, 2007
		Cumulative
		Since
	One Year	Inception
Materials Index Fund ETF Shares Market Price	30.81%	73.99%
Materials Index Fund ETF Shares Net Asset Value	31.06	74.13
MSCI US IMI/Materials	31.19	75.37

Average Annual Total Returns: Periods Ended June 30, 2007

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

			Since
	Inception Date	One Year	Inception
ETF Shares	1/26/2004
Market Price		33.12%	18.55%
Net Asset Value		33.20	18.58
Admiral Shares[2]	2/11/2004	33.13	17.51

1  Performance for the fund and its comparative standards is calculated since the following inception dates: January 26, 2004, for ETF Shares; February 11, 2004, for Admiral Shares.

2  Total returns do not reflect the 2% fee assessed on redemptions of shares held for less than one year, or the account service fee that may be applicable to certain accounts with balances below $10,000.

Note: See Financial Highlights tables on page 65 for dividend and capital gains information.

Materials Index Fund

Financial Statements

Statement of Net Assets

As of August 31, 2007

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (100.0%)
Chemicals (51.7%)
	E.I. du Pont de
	Nemours & Co.	589,654	28,746
	Dow Chemical Co.	606,998	25,876
	Monsanto Co.	347,103	24,207
	Praxair, Inc.	203,066	15,364
	Air Products & Chemicals, Inc.	138,140	12,434
	PPG Industries, Inc.	104,737	7,682
	Lyondell Chemical Co.	145,236	6,733
	Rohm & Haas Co.	90,635	5,125
	Ecolab, Inc.	120,224	5,009
*	The Mosaic Co.	98,324	4,132
	Sigma-Aldrich Corp.	84,349	3,779
	Eastman Chemical Co.	53,728	3,587
	Celanese Corp. Series A	90,544	3,252
	Lubrizol Corp.	44,203	2,810
	International Flavors &
	Fragrances, Inc.	51,561	2,590
	Huntsman Corp.	99,118	2,572
	Nalco Holding Co.	92,093	2,302
	Ashland, Inc.	36,066	2,156
	Albemarle Corp.	51,962	2,103
	Airgas, Inc.	45,419	2,099
	FMC Corp.	23,278	2,095
	CF Industries Holdings, Inc.	31,785	2,013
	Cytec Industries, Inc.	29,034	1,928
	RPM International, Inc.	77,119	1,746
	Valspar Corp.	62,168	1,677
	Cabot Corp.	41,095	1,658
*	Terra Industries, Inc.	59,213	1,538
*	Hercules, Inc.	70,635	1,471

Materials Index Fund

	Chemtura Corp.	154,052	1,419
	Scotts Miracle-Gro Co.	29,886	1,353
	H.B. Fuller Co.	38,696	1,041
	Olin Corp.	47,117	1,010
*	OM Group, Inc.	19,030	940
*	W.R. Grace & Co.	37,280	833
	Minerals Technologies, Inc.	12,249	807
	Sensient Technologies Corp.	28,531	773
*	Zoltek Cos., Inc.	18,029	744
	Arch Chemicals, Inc.	15,531	673
	Ferro Corp.	27,839	545
*	Rockwood Holdings, Inc.	16,540	530
*	PolyOne Corp.	56,619	455
	Spartech Corp.	20,541	445
	NewMarket Corp.	9,430	440
	Koppers Holdings, Inc.	10,596	389
	Innospec, Inc.	15,339	381
	A. Schulman Inc.	14,627	315
	Westlake Chemical Corp.	9,397	254
	Georgia Gulf Corp.	10,610	159
	Tronox Inc. Class B	14,120	142
	American Vanguard Corp.	8,339	130
	Tronox Inc.	12,270	126
*	Symyx Technologies, Inc.	10,180	91
	Innophos Holdings Inc.	5,763	85
	NL Industries, Inc.	6,390	67
			190,831
Construction Materials (3.8%)
	Vulcan Materials Co.	60,816	5,474
	Martin Marietta Materials, Inc.	27,834	3,758
	Florida Rock Industries, Inc.	31,591	1,975
	Texas Industries, Inc.	16,842	1,242
	Eagle Materials, Inc.	30,837	1,171
*	Headwaters Inc.	16,798	278
			13,898
Containers & Packaging (8.2%)
*	Owens-Illinois, Inc.	98,707	3,970
	Temple-Inland Inc.	67,554	3,721
	Ball Corp.	59,293	3,106
	Sealed Air Corp.	103,025	2,725
*	Crown Holdings, Inc.	104,287	2,505
*	Pactiv Corp.	84,969	2,485
	Sonoco Products Co.	60,656	2,185
	Bemis Co., Inc.	66,914	1,999
*	Smurfit-Stone Container Corp.	162,691	1,718
	AptarGroup Inc.	41,859	1,521
	Packaging Corp. of America	53,759	1,400
	Greif Inc. Class A	15,094	879
	Rock-Tenn Co.	23,077	669
	Silgan Holdings, Inc.	12,479	638
	Myers Industries, Inc.	17,944	382

Materials Index Fund

*	Graphic Packaging Corp.	64,279	306
	Chesapeake Corp. of Virginia	7,790	76
			30,285
Metals & Mining (28.5%)
	Freeport-McMoRan
	Copper & Gold, Inc. Class B	243,072	21,249
	Alcoa Inc.	554,880	20,270
	Newmont Mining Corp.
	(Holding Co.)	287,689	12,158
	Nucor Corp.	192,848	10,202
	United States Steel Corp.	75,658	7,148
	Allegheny Technologies Inc.	58,689	5,833
*	AK Steel Holding Corp.	71,076	2,843
	Chaparral Steel Co.	29,900	2,556
	Steel Dynamics, Inc.	54,107	2,347
	Reliance Steel &
	Aluminum Co.	43,754	2,318
	Commercial Metals Co.	72,309	2,089
	Cleveland-Cliffs Inc.	26,293	2,005
	Carpenter Technology Corp.	15,858	1,853
*	Titanium Metals Corp.	51,694	1,621
*	RTI International Metals, Inc.	14,723	1,026
	Quanex Corp.	23,676	1,025
*	Century Aluminum Co.	20,351	1,001
	Worthington Industries, Inc.	45,433	961
	Schnitzer Steel
	Industries, Inc. Class A	14,580	852
	Metal Management, Inc.	16,818	789
	Compass Minerals
	International, Inc.	20,562	700
*	Apex Silver Mines Ltd.	37,406	649
*	Coeur d’Alene Mines Corp.	178,021	609
*	Hecla Mining Co.	76,704	575
	AMCOL International Corp.	14,450	465
	Royal Gold, Inc.	16,434	456
*	Brush Engineered
	Materials Inc.	8,716	421
	Kaiser Aluminum Corp.	6,184	420
	Ryerson Tull, Inc.	10,788	360
	A.M. Castle & Co.	4,818	140
*	Stillwater Mining Co.	11,167	105
			105,046
Paper & Forest Products (7.8%)
	Weyerhaeuser Co.	137,739	9,390
	International Paper Co.	263,801	9,262
	MeadWestvaco Corp.	117,645	3,716
*	Domtar Corp.	331,457	2,652
	Louisiana-Pacific Corp.	66,621	1,248
	Bowater Inc.	35,861	604
	Glatfelter	27,472	405
	Deltic Timber Corp.	6,848	392

Materials Index Fund

* Buckeye Technology, Inc.	23,194	361
Wausau Paper Corp.	29,283	329
Neenah Paper Inc.	9,462	328
Schweitzer-Mauduit
International, Inc.	2,278	52
		28,739
Total Investments (100.0%)
(Cost $344,527)		368,799
Other Assets and Liabilities (0.0%)
Other Assets—Note B		2,084
Liabilities		(1,907)
		177
Net Assets (100%)		368,976

Materials Index Fund

At August 31, 2007, net assets consisted of:[1]
Amount
($000)
Paid-in Capital	343,753
Undistributed Net Investment Income	2,992
Accumulated Net Realized Losses	(2,041)
Unrealized Appreciation	24,272
Net Assets	368,976

Admiral Shares—Net Assets
Applicable to 1,356,412 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	56,630
Net Asset Value Per Share—
Admiral Shares	$41.75

ETF Shares—Net Assets
Applicable to 3,804,262 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	312,346
Net Asset Value Per Share—
ETF Shares	$82.10

•  See Note A in Notes to Financial Statements.

*  Non-income-producing security.

1  See Note C in Notes to Financial Statements for the tax-basis components of net assets.

Materials Index Fund

Statement of Operations

Year Ended
August 31, 2007
($000)
Investment Income
Income
Dividends	4,493
Interest[1]	21
Total Income	4,514
Expenses
The Vanguard Group—Note B
Investment Advisory Services	33
Management and Administrative
Admiral Shares	60
ETF Shares	282
Marketing and Distribution
Admiral Shares	5
ETF Shares	42
Custodian Fees	26
Auditing Fees	23
Shareholders’ Reports
Admiral Shares	—
ETF Shares	21
Total Expenses	492
Net Investment Income	4,022
Realized Net Gain (Loss) on
Investment Securities Sold	12,404
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	22,936
Net Increase (Decrease) in Net Assets
Resulting from Operations	39,362

Materials Index Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2007	2006
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	4,022	1,761
Realized Net Gain (Loss)	12,404	362
Change in Unrealized Appreciation (Depreciation)	22,936	5,554
Net Increase (Decrease) in Net Assets Resulting from Operations	39,362	7,677
Distributions
Net Investment Income
Admiral Shares	(270)	(135)
ETF Shares	(2,045)	(871)
Realized Capital Gain
Admiral Shares	—	—
ETF Shares	—	—
Total Distributions	(2,315)	(1,006)
Capital Share Transactions—Note F
Admiral Shares	40,346	4,402
ETF Shares	183,943	39,604
Net Increase (Decrease) from Capital Share Transactions	224,289	44,006
Total Increase (Decrease)	261,336	50,677
Net Assets
Beginning of Period	107,640	56,963
End of Period[2]	368,976	107,640

1  Interest income from an affiliated company of the fund was $21,000.

2  Net Assets—End of Period includes undistributed net investment income of $2,992,000 and $1,285,000.

Materials Index Fund

Financial Highlights

Admiral Shares

				Feb. 11,
				2004[1] to
	Year Ended August 31,			Aug. 31,
For a Share Outstanding Throughout Each Period	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$32.37	$28.34	$26.53	$26.14
Investment Operations
Net Investment Income	.70[2]	.672[2]	.48	.24
Net Realized and Unrealized Gain (Loss) on Investments	9.25	3.853	1.83	.15
Total from Investment Operations	9.95	4.525	2.31	.39
Distributions
Dividends from Net Investment Income	(.57)	(.495)	(.50)	—
Distributions from Realized Capital Gains	—	—	—	—
Total Distributions	(.57)	(.495)	(.50)	—
Net Asset Value, End of Period	$41.75	$32.37	$28.34	$26.53

Total Return[3]	31.00%	16.08%	8.61%	1.49%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$57	$12	$7	$1
Ratio of Total Expenses to Average Net Assets	0.26%	0.28%	0.28%	0.28%*
Ratio of Net Investment Income to Average Net Assets	1.80%	2.13%	1.81%	1.93%*
Portfolio Turnover Rate[4]	6%	13%	12%	8%

Materials Index Fund

ETF Shares

				Jan. 26,
				2004[1] to
	Year Ended August 31,			Aug. 31,
For a Share Outstanding Throughout Each Period	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$63.65	$55.70	$52.13	$49.48
Investment Operations
Net Investment Income	1.418[2]	1.336[2]	.915	.58
Net Realized and Unrealized Gain (Loss) on Investments	18.168	7.582	3.630	2.07
Total from Investment Operations	19.586	8.918	4.545	2.65
Distributions
Dividends from Net Investment Income	(1.136)	(.968)	(.975)	—
Distributions from Realized Capital Gains	—	—	—	—
Total Distributions	(1.136)	(.968)	(.975)	—
Net Asset Value, End of Period	$82.10	$63.65	$55.70	$52.13

Total Return	31.06%	16.11%	8.62%	5.36%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$312	$95	$50	$21
Ratio of Total Expenses to Average Net Assets	0.22%	0.25%	0.26%	0.28%*
Ratio of Net Investment Income to Average Net Assets	1.84%	2.16%	1.83%	1.93%*
Portfolio Turnover Rate[4]	6%	13%	12%	8%

1  Inception.

2  Calculated based on average shares outstanding.

3  Total returns do not reflect the 2% fee assessed on redemptions of shares held for less than one year, or the account service fee that may be applicable to certain accounts with balances below $10,000.

4  Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units

*  Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

Materials Index Fund

Notes to Financial Statements

Vanguard Materials Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund files reports with the SEC under the company name Vanguard World Funds. The fund offers two classes of shares, Admiral Shares and ETF Shares. Admiral Shares are available to any investor who meets the fund’s minimum purchase requirements. ETF Shares are listed for trading on the American Stock Exchange; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of Admiral Shares are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At August 31, 2007, the fund had contributed capital of $33,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.03% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification

Materials Index Fund

may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended August 31, 2007, the fund realized $13,763,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at August 31, 2007, the fund had $3,080,000 of ordinary income available for distribution. The fund had available realized losses of $1,905,000 to offset future net capital gains of $6,000 through August 31, 2014, $698,000 through August 31, 2015, and $1,201,000 through August 31, 2016.

At August 31, 2007, the cost of investment securities for tax purposes was $344,662,000. Net unrealized appreciation of investment securities for tax purposes was $24,137,000, consisting of unrealized gains of $33,207,000 on securities that had risen in value since their purchase and $9,070,000 in unrealized losses on securities that had fallen in value since their purchase.

D. During the year ended August 31, 2007, the fund purchased $280,818,000 of investment securities and sold $55,066,000 of investment securities, other than temporary cash investments.

E. In June 2006, the Financial Accounting Standards Board issued Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes.” FIN 48 establishes the minimum threshold for recognizing, and a system for measuring, the benefits of tax-return positions in financial statements, and is effective for the fund’s fiscal year beginning September 1, 2007. Management has analyzed the fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended August 31, 2004–2007) for purposes of implementing FIN 48, and has concluded that as of August 31, 2007, no provision for income tax would be required in the fund's financial statements.

F. Capital share transactions for each class of shares were (see table below):

	Year Ended August 31,
		2007		2006
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Admiral Shares
Issued	46,752	1,145	6,115	188
Issued in Lieu of Cash Distributions	251	7	125	4
Redeemed[1]	(6,657)	(171)	(1,838)	(58)
Net Increase (Decrease)—Admiral Shares	40,346	981	4,402	134
ETF Shares
Issued	224,099	2,804	51,474	800
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(40,156)	(500)	(11,870)	(200)
Net Increase (Decrease)—ETF Shares	183,943	2,304	39,604	600

1  Net of redemption fees of $68,000 and $5,000.

Telecommunication Services Index Fund

Fund Profile

As of August 31, 2007

Portfolio Characteristics
		Target	Broad
	Fund	Index[1]	Index[2]
Number of Stocks	45	46	2,437
Median Market Cap	$16.6B	$121.6B	$33.9B
Price/Earnings Ratio	28.0x	24.5x	17.3x
Price/Book Ratio	2.8x	2.3x	2.8x
Yield		2.8%	1.8%
Admiral Shares	2.2%
ETF Shares	2.3%
Return on Equity	10.0%	12.8%	18.8%
Earnings Growth Rate	7.6%	3.0%	21.5%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	17%	—	—
Expense Ratio		—	—
Admiral Shares	0.27%
ETF Shares	0.23%
Short-Term Reserves	0%	—	—

Industry Diversification (% of portfolio)

Alternative Carriers	8%
Integrated Telecommunication Services	61
Wireless Telecommunication Services	31

Ten Largest Holdings[3] (% of total net assets)

AT&T Inc.	19.8%
Verizon Communications Inc.	18.4
Sprint Nextel Corp.	6.3
Alltel Corp.	4.5
American Tower Corp. Class A	3.7
Qwest Communications International Inc.	3.2
NII Holdings Inc.	2.9
Crown Castle International Corp.	2.5
Embarq Corp.	2.4
Level 3 Communications, Inc.	2.0
Top Ten	65.7%

1  MSCI US IMI/Telecommunication Services.

2  MSCI US IMI/2500.

3  “Ten Largest Holdings” excludes any temporary cash investments and equity index products.

See page 83 for a glossary of investment terms.

Telecommunication Services Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 23, 2004–August 31, 2007

Initial Investment of $10,000

	Average Annual Total Returns		Final Value
	Periods Ended August 31, 2007		of a $10,000
	One Year	Since Inception[1]	Investment
Telecommunication Services Index Fund ETF Shares
Net Asset Value	24.81%	20.00%	$17,082
Telecommunication Services Index Fund ETF Shares
Market Price	24.32	19.96	17,062
MSCI US IMI/2500	15.54	13.22	14,399
MSCI US IMI/Telecommunication Services	27.13	18.35	16,399

			Final Value
			of a $100,000
	One Year	Since Inception[1]	Investment
Telecommunication Services Index Fund Admiral Shares[2]	24.77%	20.82%	$159,657
MSCI US IMI/2500	15.54	11.45	130,759
MSCI US IMI/Telecommunication Services	27.13	20.38	158,241

Telecommunication Services Index Fund

Fiscal-Year Total Returns (%):

September 23, 2004–August 31, 2007

Cumulative Returns: ETF Shares, September 23, 2004–August 31, 2007
		Cumulative
		Since
	One Year	Inception
Telecommunication Services Index Fund ETF Shares Market Price	24.32%	70.62%
Telecommunication Services Index Fund ETF Shares Net Asset Value	24.81	70.82
MSCI US IMI/Telecommunication Services	27.13	63.99

Average Annual Total Returns: Periods Ended June 30, 2007

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

			Since
	Inception Date	One Year	Inception
ETF Shares	9/23/2004
Market Price		35.03%	22.46%
Net Asset Value		34.96	22.49
Admiral Shares[2]	3/11/2005	34.90	23.90

1  Performance for the fund and its comparative standards is calculated since the following inception dates: September 23, 2004, for ETF Shares; March 11, 2005, for Admiral Shares.

2  Total returns do not reflect the 2% fee assessed on redemptions of shares held for less than one year, or the account service fee that may be applicable to certain accounts with balances below $10,000.
Note: See Financial Highlights tables on page 71 for dividend and capital gains information.

Telecommunication Services Index Fund

Financial Statements

Statement of Net Assets

As of August 31, 2007

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (99.7%)
Diversified Telecommunication Services (68.9%)
	Alternative Carriers (8.1%)
*	Level 3
	Communications, Inc.	1,225,264	6,408
*	Time Warner Telecom Inc.	175,570	3,854
*	Premiere Global
	Services, Inc.	233,839	3,059
*	Cogent
	Communications
	Group, Inc.	118,922	2,969
*	Global Crossing Ltd.	135,257	2,575
*	Globalstar, Inc.	274,347	2,551
*	Vonage Holdings Corp.	1,112,741	2,348
*	Covad Communications
	Group, Inc.	2,328,422	1,863

	Integrated Telecommunication Services (60.8%)
	AT&T Inc.	1,572,788	62,707
	Verizon
	Communications Inc.	1,388,945	58,169
*	Qwest Communications
	International Inc.	1,133,598	10,146
	Embarq Corp.	122,500	7,646
	Windstream Corp.	431,398	6,160
	CenturyTel, Inc.	110,456	5,300
	Citizens Communications Co.	349,564	5,072
*	NeuStar, Inc. Class A	117,125	3,704
	Golden Telecom, Inc.	53,338	3,660
	NTELOS Holdings Corp.	118,410	3,171
*	Cbeyond Inc.	81,389	3,163
*	Cincinnati Bell Inc.	616,970	3,011
	Surewest Communications	100,473	2,915
*	General Communication, Inc.	212,477	2,688

Telecommunication Services Index Fund

	Alaska Communications
	Systems Holdings, Inc.	193,126	2,638
	Iowa Telecommunications
	Services Inc.	141,683	2,623
	FairPoint
	Communications, Inc.	156,127	2,612
	North Pittsburgh
	Systems, Inc.	106,891	2,468
	Consolidated
	Communications
	Holdings, Inc.	132,396	2,460
	IDT Corp. Class B	228,315	2,055
	IDT Corp.	12,335	102
			218,097
Wireless Telecommunication Services (30.8%)
	Sprint Nextel Corp.	1,054,920	19,959
	Alltel Corp.	209,512	14,301
*	American Tower Corp.
	Class A	294,603	11,672
*	NII Holdings Inc.	118,009	9,344
*	Crown Castle
	International Corp.	214,212	7,874
*	Leap Wireless
	International, Inc.	65,020	4,714
*	SBA Communications Corp.	128,548	4,187
*	Dobson
	Communications Corp.	321,192	4,057
*	U.S. Cellular Corp.	37,124	3,610
	Telephone & Data
	Systems, Inc.	49,255	3,189
	Telephone & Data
	Systems, Inc.—
	Special Common Shares	49,801	3,063
	USA Mobility, Inc.	140,667	2,595
*	Centennial Communications
	Corp. Class A	275,471	2,589
*	Syniverse Holdings Inc.	180,534	2,551
	iPCS, Inc.	64,251	2,177
*	Fibertower Corp.	492,258	1,851

Telecommunication Services Index Fund

		97,733
Total Common Stocks
(Cost $305,833)		315,830
Temporary Cash Investment (0.0%)
[1] Vanguard Market
Liquidity Fund, 5.247%
(Cost $63)	63,055	63
Total Investments (99.7%)
(Cost $305,896)		315,893
Other Assets and Liabilities (0.3%)
Other Assets—Note B		5,399
Liabilities		(4,399)
		1,000
Net Assets (100%)		316,893

At August 31, 2007, net assets consisted of:[2]
Amount
($000)
Paid-in Capital	307,760
Undistributed Net Investment Income	4,342
Accumulated Net Realized Losses	(5,206)
Unrealized Appreciation	9,997
Net Assets	316,893

Admiral Shares—Net Assets
Applicable to 1,241,023 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	50,899
Net Asset Value Per Share—
Admiral Shares	$41.01

ETF Shares—Net Assets
Applicable to 3,300,000 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	265,994
Net Asset Value Per Share—
ETF Shares	$80.60

•  See Note A in Notes to Financial Statements.

*  Non-income-producing security.

1  Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

2  See Note D in Notes to Financial Statements for the tax-basis components of net assets.

Telecommunication Services Index Fund

Statement of Operations

Year Ended
August 31, 2007
($000)
Investment Income
Income
Dividends	5,621
Interest[1]	21
Total Income	5,642
Expenses
The Vanguard Group—Note B
Investment Advisory Services	34
Management and Administrative
Admiral Shares	69
ETF Shares	310
Marketing and Distribution
Admiral Shares	6
ETF Shares	44
Custodian Fees	29
Auditing Fees	22
Shareholders’ Reports
Admiral Shares	—
ETF Shares	25
Total Expenses	539
Expenses Paid Indirectly—Note C	(21)
Net Expenses	518
Net Investment Income	5,124
Realized Net Gain (Loss) on
Investment Securities Sold	21,123
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	8,792
Net Increase (Decrease) in Net Assets
Resulting from Operations	35,039

Telecommunication Services Index Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2007	2006
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	5,124	1,528
Realized Net Gain (Loss)	21,123	6,462
Change in Unrealized Appreciation (Depreciation)	8,792	739
Net Increase (Decrease) in Net Assets Resulting from Operations	35,039	8,729
Distributions
Net Investment Income
Admiral Shares	(271)	(28)
ETF Shares	(1,761)	(623)
Realized Capital Gain
Admiral Shares	—	—
ETF Shares	—	—
Total Distributions	(2,032)	(651)
Capital Share Transactions—Note G
Admiral Shares	40,952	4,372
ETF Shares	165,408	47,662
Net Increase (Decrease) from Capital Share Transactions	206,360	52,034
Total Increase (Decrease)	239,367	60,112
Net Assets
Beginning of Period	77,526	17,414
End of Period[2]	316,893	77,526

1  Interest income from an affiliated company of the fund was $21,000.

2  Net Assets—End of Period includes undistributed net investment income of $4,342,000 and $1,250,000.

Telecommunication Services Index Fund

Financial Highlights

Admiral Shares

			Mar. 11,
	Year Ended		2005[1] to
	August 31,		Aug. 31,
For a Share Outstanding Throughout Each Period	2007	2006	2005
Net Asset Value, Beginning of Period	$33.29	$28.18	$26.75
Investment Operations
Net Investment Income	.888[2]	.861[2,3]	.34[2]
Net Realized and Unrealized Gain (Loss) on Investments	7.308	5.041	1.09
Total from Investment Operations	8.196	5.902	1.43
Distributions
Dividends from Net Investment Income	(.476)	(.792)	—
Distributions from Realized Capital Gains	—	—	—
Total Distributions	(.476)	(.792)	—
Net Asset Value, End of Period	$41.01	$33.29	$28.18

Total Return[4]	24.77%	21.47%	5.35%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$51	$6	$1
Ratio of Total Expenses to Average Net Assets	0.27%	0.28%	0.28%*
Ratio of Net Investment Income to Average Net Assets	2.17%	3.28%[3]	2.70%*
Portfolio Turnover Rate[5]	17%	32%	41%

Telecommunication Services Index Fund

ETF Shares

			Sept. 23,
	Year Ended		2004[1] to
	August 31,		Aug. 31,
For a Share Outstanding Throughout Each Period	2007	2006	2005
Net Asset Value, Beginning of Period	$65.40	$55.35	$49.50
Investment Operations
Net Investment Income	1.741[2]	2.040[2,6]	1.30[2]
Net Realized and Unrealized Gain (Loss) on Investments	14.386	9.567	4.96
Total from Investment Operations	16.127	11.607	6.26
Distributions
Dividends from Net Investment Income	(.927)	(1.557)	(.41)
Distributions from Realized Capital Gains	—	—	—
Total Distributions	(.927)	(1.557)	(.41)
Net Asset Value, End of Period	$80.60	$65.40	$55.35

Total Return	24.81%	21.49%	12.65%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$266	$72	$17
Ratio of Total Expenses to Average Net Assets	0.23%	0.25%	0.26%*
Ratio of Net Investment Income to Average Net Assets	2.21%	3.31%[6]	2.72%*
Portfolio Turnover Rate[5]	17%	32%	41%

1  Inception.

2  Calculated based on average shares outstanding.

3  Net investment income per share and the ratio of net investment income to average net assets include $0.112 and 0.38%, respectively, resulting from a special dividend from MCI in December 2005.

4  Total returns do not reflect the 2% fee assessed on redemptions of shares held for less than one year, or the account service fee that may be applicable to certain accounts with balances below $10,000.

5  Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

6  Net investment income per share and the ratio of net investment income to average net assets include $0.219 and 0.38%, respectively, resulting from a special dividend from MCI in December 2005.

*  Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

Telecommunication Services Index Fund

Notes to Financial Statements

Vanguard Telecommunication Services Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund files reports with the SEC under the company name Vanguard World Funds. The fund offers two classes of shares, Admiral Shares and ETF Shares. Admiral Shares are available to any investor who meets the fund’s minimum purchase requirements. ETF Shares are listed for trading on the American Stock Exchange; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of Admiral Shares are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At August 31, 2007, the fund had contributed capital of $28,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.03% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. The fund’s custodian bank has agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended August 31, 2007, custodian fee offset arrangements reduced the fund’s expenses by $21,000 (an annual rate of 0.01% of average net assets).

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial

Telecommunication Services Index Fund

statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended August 31, 2007, the fund realized $25,473,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at August 31, 2007, the fund had $4,419,000 of ordinary income available for distribution. The fund had available realized losses of $4,681,000 to offset future net capital gains of $29,000 through August 31, 2014, $818,000 through August 31, 2015, and $3,834,000 through August 31, 2016.

At August 31, 2007, the cost of investment securities for tax purposes was $306,401,000. Net unrealized appreciation of investment securities for tax purposes was $9,492,000, consisting of unrealized gains of $18,898,000 on securities that had risen in value since their purchase and $9,406,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended August 31, 2007, the fund purchased $368,852,000 of investment securities and sold $159,430,000 of investment securities, other than temporary cash investments.

F. In June 2006, the Financial Accounting Standards Board issued Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes.” FIN 48 establishes the minimum threshold for recognizing, and a system for measuring, the benefits of tax-return positions in financial statements, and is effective for the fund’s fiscal year beginning September 1, 2007. Management has analyzed the fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended August 31, 2004–2007) for purposes of implementing FIN 48, and has concluded that as of August 31, 2007, no provision for income tax would be required in the fund’s financial statements.

G. Capital share transactions for each class of shares were (see table below):

	Year Ended August 31,
		2007		2006
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Admiral Shares
Issued	47,055	1,227	4,536	144
Issued in Lieu of Cash Distributions	257	7	28	1
Redeemed[1]	(6,360)	(161)	(192)	(6)
Net Increase (Decrease)—Admiral Shares	40,952	1,073	4,372	139
ETF Shares
Issued	285,319	3,700	139,818	2,300
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(119,911)	(1,500)	(92,156)	(1,500)
Net Increase (Decrease)—ETF Shares	165,408	2,200	47,662	800

1  Net of redemption fees of $110,000 and $2,000.

Utilities Index Fund

Fund Profile

As of August 31, 2007

Portfolio Characteristics
		Target	Broad
	Fund	Index[1]	Index[2]
Number of Stocks	87	87	2,437
Median Market Cap	$15.6B	$15.6B	$33.9B
Price/Earnings Ratio	17.7x	17.7x	17.3x
Price/Book Ratio	2.2x	2.1x	2.8x
Yield		3.0%	1.8%
Admiral Shares	2.9%
ETF Shares	3.0%
Return on Equity	13.1%	13.1%	18.8%
Earnings Growth Rate	11.2%	11.1%	21.5%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	12%	—	—
Expense Ratio		—	—
Admiral Shares	0.26%
ETF Shares	0.22%
Short-Term Reserves	0%	—	—

Volatility Measures[3]
	Fund Versus	Fund Versus
	Target Index[1]	Broad Index[2]
R-Squared	1.00	0.13
Beta	1.00	0.45

Industry Diversification (% of portfolio)

Electric Utilities	47%
Gas Utilities	8
Independent Power Producers & Energy Traders	14
Multi-Utilities	30
Water Utilities	1

Utilities Index Fund

Ten Largest Holdings[4] (% of total net assets)

Exelon Corp.	8.1%
TXU Corp.	5.3
Southern Co.	4.5
Dominion Resources, Inc.	4.2
Duke Energy Corp.	3.9
FPL Group, Inc.	3.9
Public Service Enterprise Group, Inc.	3.7
Entergy Corp.	3.5
FirstEnergy Corp.	3.2
PPL Corp.	3.2
Top Ten	43.5%

1  MSCI US IMI/Utilities.

2  MSCI US IMI/2500.

3  For an explanation of R-squared, beta, and other terms used here, see the Glossary on page 83.

4  “Ten Largest Holdings” excludes any temporary cash investments and equity index products.

Utilities Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: January 26, 2004–August 31, 2007

Initial Investment of $10,000

	Average Annual Total Returns		Final Value
	Periods Ended August 31, 2007		of a $10,000
	One Year	Since Inception[1]	Investment
Utilities Index Fund ETF Shares Net Asset Value	14.37%	17.74%	$17,988
Utilities Index Fund ETF Shares Market Price	14.06	17.66	17,942
MSCI US IMI/2500	15.54	9.76	13,978
MSCI US IMI/Utilities	14.59	17.97	18,114

			Final Value
			of a $100,000
	One Year	Since Inception[1]	Investment
Utilities Index Fund Admiral Shares[2]	14.33%	19.05%	$179,038
MSCI US IMI/2500	15.54	11.39	143,379
MSCI US IMI/Utilities	14.59	19.31	180,355

Utilities Index Fund

Fiscal-Year Total Returns (%):

January 26, 2004–August 31, 2007

Cumulative Returns: ETF Shares, January 26, 2004–August 31, 2007
		Cumulative
		Since
	One Year	Inception
Utilities Index Fund ETF Shares Market Price	14.06%	79.42%
Utilities Index Fund ETF Shares Net Asset Value	14.37	79.88
MSCI US IMI/Utilities	14.59	81.14

Average Annual Total Returns: Periods Ended June 30, 2007

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

			Since
	Inception Date	One Year	Inception
ETF Shares	1/26/2004
Market Price		25.64%	19.37%
Net Asset Value		25.62	19.38
Admiral Shares[2]	4/28/2004	25.60	20.92

1  Performance for the fund and its comparative standards is calculated since the following inception dates: January 26, 2004, for ETF Shares; April 28, 2004, for Admiral Shares.

2  Total returns do not reflect the 2% fee assessed on redemptions of shares held for less than one year, or the account service fee that may be applicable to certain accounts with balances below $10,000.

Note: See Financial Highlights tables on page 77 for dividend and capital gains information.

Utilities Index Fund

Financial Statements

Statement of Net Assets

As of August 31, 2007

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (99.9%)
Electric Utilities (47.2%)
	Exelon Corp.	448,819	31,718
	Southern Co.	501,638	17,803
	Duke Energy Corp.	840,364	15,412
	FPL Group, Inc.	257,619	15,158
	Entergy Corp.	131,624	13,639
	FirstEnergy Corp.	203,399	12,497
	PPL Corp.	257,522	12,428
	American Electric
	Power Co., Inc.	266,074	11,835
	Edison International	206,525	10,886
	Progress Energy, Inc.	163,454	7,499
*	Allegheny Energy, Inc.	110,570	5,707
*	Reliant Energy, Inc.	223,253	5,695
	Pepco Holdings, Inc.	128,834	3,592
	Northeast Utilities	103,126	2,851
	Pinnacle West Capital Corp.	66,884	2,665
	Sierra Pacific Resources	136,681	2,094
	DPL Inc.	75,629	1,993
	Great Plains Energy, Inc.	57,383	1,626
	Westar Energy, Inc.	59,290	1,440
	ITC Holdings Corp.	26,942	1,198
	Portland General Electric Co.	41,709	1,109
	IDACORP, Inc.	29,351	953
	Hawaiian Electric
	Industries Inc.	44,816	940
	Cleco Corp.	39,826	918
	Otter Tail Corp.	18,880	689
	UniSource Energy Corp.	18,329	543
	ALLETE, Inc.	12,592	530
*	El Paso Electric Co.	23,441	523
	Empire District Electric Co.	20,361	467

Utilities Index Fund

	MGE Energy, Inc.	14,158	466
	UIL Holdings Corp.	9,918	307
			185,181
Gas Utilities (8.2%)
	Questar Corp.	115,043	5,749
	Equitable Resources, Inc.	77,087	3,792
	ONEOK, Inc.	70,386	3,298
	Energen Corp.	45,470	2,442
	National Fuel Gas Co.	52,915	2,346
	AGL Resources Inc.	51,909	2,061
	Southern Union Co.	67,969	2,029
	UGI Corp. Holding Co.	70,887	1,811
	Atmos Energy Corp.	51,758	1,455
	Piedmont Natural Gas, Inc.	49,778	1,314
	Nicor Inc.	30,044	1,249
	WGL Holdings Inc.	32,846	1,080
	New Jersey Resources Corp.	18,711	917
	Northwest Natural Gas Co.	18,009	837
	South Jersey Industries, Inc.	19,723	669
	Southwest Gas Corp.	20,914	607
	The Laclede Group, Inc.	13,750	449
			32,105
Independent Power Producers &
Energy Traders (13.7%)
	TXU Corp.	306,366	20,649
	Constellation Energy
	Group, Inc.	120,308	9,978
*	AES Corp.	433,572	7,852
*	Mirant Corp.	165,622	6,454
*	NRG Energy, Inc.	155,079	5,907
*	Dynegy, Inc.	305,860	2,474
	Ormat Technologies Inc.	10,284	443
			53,757
Multi-Utilities (29.9%)
	Dominion Resources, Inc.	194,171	16,540
	Public Service Enterprise
	Group, Inc.	169,230	14,383
	PG&E Corp.	238,443	10,611
	Sempra Energy	162,950	8,967
	Consolidated Edison Inc.	180,502	8,292
	Ameren Corp.	138,134	7,014
	DTE Energy Co.	117,479	5,617
	Xcel Energy, Inc.	262,347	5,407
	Wisconsin Energy Corp.	78,035	3,458
	NiSource, Inc.	182,870	3,445
	CenterPoint Energy Inc.	203,343	3,298
	SCANA Corp.	73,953	2,838
	Energy East Corp.	105,447	2,814
	MDU Resources Group, Inc.	102,682	2,778
	Alliant Energy Corp.	73,136	2,770
	Integrys Energy Group, Inc.	50,499	2,534
	CMS Energy Corp.	149,797	2,445
	NSTAR	71,268	2,335

Utilities Index Fund

TECO Energy, Inc.	139,870	2,216
OGE Energy Corp.	54,840	1,849
Puget Energy, Inc.	77,976	1,819
Vectren Corp.	51,046	1,394
Black Hills Corp.	24,667	1,016
PNM Resources Inc.	43,131	997
* Aquila, Inc.	250,014	995
NorthWestern Corp.	23,961	643
Avista Corp.	28,876	565
CH Energy Group, Inc.	10,631	503
		117,543
Water Utilities (0.9%)
Aqua America, Inc.	88,474	2,120
California Water
Service Group	13,230	512
American States Water Co.	11,492	449
SJW Corp.	9,268	318
		3,399
Total Investments
(Cost $388,571)		391,985
Other Assets and Liabilities (0.1%)
Other Assets—Note B		6,372
Liabilities		(5,798)
		574
Net Assets (100%)		392,559

Utilities Index Fund

At August 31, 2007, net assets consisted of:[1]

Amount
($000)
Paid-in Capital	389,370
Undistributed Net Investment Income	2,189
Accumulated Net Realized Losses	(2,414)
Unrealized Appreciation	3,414
Net Assets	392,559

Admiral Shares—Net Assets
Applicable to 2,654,707 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	107,788
Net Asset Value Per Share—
Admiral Shares	$40.60

ETF Shares—Net Assets
Applicable to 3,519,298 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	284,771
Net Asset Value Per Share—
ETF Shares	$80.92

•  See Note A in Notes to Financial Statements.

*  Non-income-producing security.

1  See Note C in Notes to Financial Statements for the tax-basis components of net assets.

Utilities Index Fund

Statement of Operations

Year Ended
August 31, 2007
($000)
Investment Income
Income
Dividends	9,236
Interest[1]	21
Total Income	9,257
Expenses
The Vanguard Group—Note B
Investment Advisory Services	49
Management and Administrative
Admiral Shares	174
ETF Shares	354
Marketing and Distribution
Admiral Shares	13
ETF Shares	53
Custodian Fees	32
Auditing Fees	22
Shareholders’ Reports
Admiral Shares	1
ETF Shares	19
Total Expenses	717
Net Investment Income	8,540
Realized Net Gain (Loss) on
Investment Securities Sold	29,429
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	(17,088)
Net Increase (Decrease) in Net Assets
Resulting from Operations	20,881

Utilities Index Fund

Statement of Changes in Net Assets

	Year Ended August 31,
	2007	2006
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	8,540	5,138
Realized Net Gain (Loss)	29,429	1,881
Change in Unrealized Appreciation (Depreciation)	(17,088)	8,794
Net Increase (Decrease) in Net Assets Resulting from Operations	20,881	15,813
Distributions
Net Investment Income
Admiral Shares	(2,008)	(1,331)
ETF Shares	(5,532)	(3,232)
Realized Capital Gain
Admiral Shares	—	—
ETF Shares	—	—
Total Distributions	(7,540)	(4,563)
Capital Share Transactions—Note F
Admiral Shares	50,850	19,104
ETF Shares	93,508	79,989
Net Increase (Decrease) from Capital Share Transactions	144,358	99,093
Total Increase (Decrease)	157,699	110,343
Net Assets
Beginning of Period	234,860	124,517
End of Period[2]	392,559	234,860

1  Interest income from an affiliated company of the fund was $21,000.

2  Net Assets—End of Period includes undistributed net investment income of $2,189,000 and $1,189,000.

Utilities Index Fund

Financial Highlights

Admiral Shares

				Apr. 28,
				2004[1] to
	Year Ended August 31,			Aug. 31,
For a Share Outstanding Throughout Each Period	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$36.47	$34.03	$26.70	$25.03
Investment Operations
Net Investment Income	1.080	1.080[2]	.972[2]	.36
Net Realized and Unrealized Gain (Loss) on Investments[3]	4.089	2.378	7.623	1.31
Total from Investment Operations	5.169	3.458	8.595	1.67
Distributions
Dividends from Net Investment Income	(1.039)	(1.018)	(1.265)	—
Distributions from Realized Capital Gains	—	—	—	—
Total Distributions	(1.039)	(1.018)	(1.265)	—
Net Asset Value, End of Period	$40.60	$36.47	$34.03	$26.70

Total Return[4]	14.33%	10.48%	32.87%	6.67%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$108	$52	$30	$1
Ratio of Total Expenses to Average Net Assets	0.26%	0.28%	0.28%	0.28%*
Ratio of Net Investment Income to Average Net Assets	2.70%	3.26%	3.34%	3.82%*
Portfolio Turnover Rate[5]	12%	9%	7%	7%

Utilities Index Fund

ETF Shares

				Jan. 26,
				2004[1] to
	Year Ended August 31,			Aug. 31,
For a Share Outstanding Throughout Each Period	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$72.68	$67.80	$53.14	$49.64
Investment Operations
Net Investment Income	2.180	2.214[2]	2.036[2]	1.11
Net Realized and Unrealized Gain (Loss) on Investments[6]	8.156	4.704	15.115	2.39
Total from Investment Operations	10.336	6.918	17.151	3.50
Distributions
Dividends from Net Investment Income	(2.096)	(2.038)	(2.491)	—
Distributions from Realized Capital Gains	—	—	—	—
Total Distributions	(2.096)	(2.038)	(2.491)	—
Net Asset Value, End of Period	$80.92	$72.68	$67.80	$53.14

Total Return	14.37%	10.52%	32.93%	7.05%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$285	$183	$95	$43
Ratio of Total Expenses to Average Net Assets	0.22%	0.25%	0.26%	0.28%*
Ratio of Net Investment Income to Average Net Assets	2.74%	3.29%	3.36%	3.82%*
Portfolio Turnover Rate[5]	12%	9%	7%	7%

1  Inception.

2  Calculated based on average shares outstanding.

3  Includes increases from redemption fees of $.02, $.04, $.00, and $.00.

4  Total returns do not reflect the 2% fee assessed on redemptions of shares held for less than one year, or the account service fee that may be applicable to certain accounts with balances below $10,000.

5  Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

6  Includes increases from redemption fees of $.03, $.06, $.01, and $.00.

*  Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

Utilities Index Fund

Notes to Financial Statements

Vanguard Utilities Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund files reports with the SEC under the company name Vanguard World Funds. The fund offers two classes of shares, Admiral Shares and ETF Shares. Admiral Shares are available to any investor who meets the fund’s minimum purchase requirements. ETF Shares are listed for trading on the American Stock Exchange; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices.

Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of Admiral Shares are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At August 31, 2007, the fund had contributed capital of $36,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.04% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

Utilities Index Fund

During the year ended August 31, 2007, the fund realized $30,561,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

For tax purposes, at August 31, 2007, the fund had $2,341,000 of ordinary income available for distribution. The fund had available realized losses of $1,621,000 to offset future net capital gains of $62,000 through August 31, 2013, $62,000 through August 31, 2014, $1,181,000 through August 31, 2015, and $316,000 through August 31, 2016.

At August 31, 2007, the cost of investment securities for tax purposes was $389,364,000. Net unrealized appreciation of investment securities for tax purposes was $2,621,000, consisting of unrealized gains of $15,123,000 on securities that had risen in value since their purchase and $12,502,000 in unrealized losses on securities that had fallen in value since their purchase.

D. During the year ended August 31, 2007, the fund purchased $337,409,000 of investment securities and sold $192,406,000 of investment securities, other than temporary cash investments.

E. In June 2006, the Financial Accounting Standards Board issued Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes.” FIN 48 establishes the minimum threshold for recognizing, and a system for measuring, the benefits of tax-return positions in financial statements, and is effective for the fund’s fiscal year beginning September 1, 2007. Management has analyzed the fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended August 31, 2004–2007) for purposes of implementing FIN 48, and has concluded that as of August 31, 2007, no provision for income tax would be required in the fund’s financial statements.

F. Capital share transactions for each class of shares were (see table below):

	Year Ended August 31,
		2007		2006
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Admiral Shares
Issued	70,180	1,711	31,057	924
Issued in Lieu of Cash Distributions	1,829	47	1,186	36
Redeemed[1]	(21,159)	(529)	(13,139)	(404)
Net Increase (Decrease)—Admiral Shares	50,850	1,229	19,104	556
ETF Shares
Issued	250,373	3,003	93,087	1,316
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(156,865)	(2,000)	(13,098)	(200)
Net Increase (Decrease)—ETF Shares	93,508	1,003	79,989	1,116

1  Net of redemption fees of $155,000, and $200,000.

Report of Independent Registered

Public Accounting Firm

To the Trustees of Vanguard World Funds and the Shareholders of Vanguard Consumer Discretionary Index Fund, Vanguard Consumer Staples Index Fund, Vanguard Energy Index Fund, Vanguard Financials Index Fund, Vanguard Health Care Index Fund, Vanguard Industrials Index Fund, Vanguard Information Technology Index Fund, Vanguard Materials Index Fund, Vanguard Telecommunication Services Index Fund and Vanguard Utilities Index Fund:

In our opinion, the accompanying statements of net assets, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Consumer Discretionary Index Fund, Vanguard Consumer Staples Index Fund, Vanguard Energy Index Fund, Vanguard Financials Index Fund, Vanguard Health Care Index Fund, Vanguard Industrials Index Fund, Vanguard Information Technology Index Fund, Vanguard Materials Index Fund, Vanguard Telecommunication Services Index Fund and Vanguard Utilities Index Fund (the “Funds”) at August 31, 2007, and the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2007 by correspondence with the custodian and by agreement to the underlying ownership records for Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

October 10, 2007

Special 2007 tax information (unaudited) for Vanguard U.S. Sector Index Funds

This information for the fiscal year ended August 31, 2007, is included pursuant to provisions of the Internal Revenue Code.

The funds distributed qualified dividend income to shareholders during the fiscal year as follows:

Qualified Dividend
Index Fund	Income ($000)
Consumer Discretionary	572
Consumer Staples	3,936
Energy	5,036
Financials	4,852
Health Care	5,030
Industrials	1,640
Information Technology	653
Materials	2,315
Telecommunication Services	2,032
Utilities	7,540

For corporate shareholders, the percentage of investment income (dividend income plus short-term gains, if any) that qualifies for the dividends-received deduction is as follows:

Index Fund	Percentage
Consumer Discretionary	100.0%
Consumer Staples	100.0
Energy	100.0
Financials	89.6
Health Care	100.0
Industrials	100.0
Information Technology	100.0
Materials	100.0
Telecommunication Services	100.0
Utilities	100.0

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2007. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns, based on the net asset value, for ETF Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: U.S. Sector Index Funds
Periods Ended August 31, 2007
	One	Since
	Year	Inception[1]
Consumer Discretionary ETF
Returns Before Taxes	15.69%	5.74%
Returns After Taxes on Distributions	15.56	5.66
Returns After Taxes on Distributions and Sale of Fund Shares	10.38	4.93

Consumer Staples ETF
Returns Before Taxes	10.38%	9.57%
Returns After Taxes on Distributions	10.13	9.33
Returns After Taxes on Distributions and Sale of Fund Shares	7.05	8.21

Energy ETF
Returns Before Taxes	26.09%	28.75%
Returns After Taxes on Distributions	25.89	28.59
Returns After Taxes on Distributions and Sale of Fund Shares	17.17	25.16

Financials ETF
Returns Before Taxes	2.97%	7.01%
Returns After Taxes on Distributions	2.59	6.64
Returns After Taxes on Distributions and Sale of Fund Shares	2.36	5.96

Health Care ETF
Returns Before Taxes	7.69%	5.31%
Returns After Taxes on Distributions	7.51	5.22
Returns After Taxes on Distributions and Sale of Fund Shares	5.21	4.55

Industrials ETF
Returns Before Taxes	24.95%	16.19%
Returns After Taxes on Distributions	24.74	16.04
Returns After Taxes on Distributions and Sale of Fund Shares	16.45	14.00

Information Technology ETF
Returns Before Taxes	23.10%	4.47%
Returns After Taxes on Distributions	23.05	4.39
Returns After Taxes on Distributions and Sale of Fund Shares	15.07	3.81

Materials ETF
Returns Before Taxes	31.06%	16.68%
Returns After Taxes on Distributions	30.75	16.45
Returns After Taxes on Distributions and Sale of Fund Shares	20.52	14.50

Telecommunication Services ETF
Returns Before Taxes	24.81%	20.00%
Returns After Taxes on Distributions	24.58	19.71
Returns After Taxes on Distributions and Sale of Fund Shares	16.40	17.33

Utilities ETF
Returns Before Taxes	14.37%	17.74%
Returns After Taxes on Distributions	13.92	17.26
Returns After Taxes on Distributions and Sale of Fund Shares	9.91	15.41

1  For Consumer Discretionary, Consumer Staples, Financials, Health Care, Information Technology, Materials, and Utilities, January 26, 2004; for Energy, Industrials, and Telecommunication Services, September 23, 2004.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The examples on this page are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The adjacent table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include the 2% fee on redemptions of shares held for less than one year, nor do they include the account service fee described in the prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Based on actual fund return
Six months ended August 31, 2007
		Beginning	Ending	Expenses
		Account Value	Account Value	Paid During
Index Fund	Share Class	2/28/2007	8/31/2007	Period[1]
Consumer Discretionary	Admiral	$1,000.00	$980.09	$1.30
	ETF	1,000.00	980.40	1.00
Consumer Staples	Admiral	$1,000.00	$1,046.30	$1.29
	ETF	1,000.00	1,046.78	1.03
Energy	Admiral	$1,000.00	$1,217.01	$1.40
	ETF	1,000.00	1,217.22	1.12
Financials	Admiral	$1,000.00	$944.06	$1.23
	ETF	1,000.00	944.10	0.98
Health Care	Admiral	$1,000.00	$1,035.42	$1.28
	ETF	1,000.00	1,035.41	0.97
Industrials	Admiral	$1,000.00	$1,114.24	$1.33
	ETF	1,000.00	1,114.73	1.07
Information Technology	Admiral	$1,000.00	$1,122.56	$1.34
	ETF	1,000.00	1,122.79	1.07
Materials	Admiral	$1,000.00	$1,077.14	$1.36
	ETF	1,000.00	1,077.43	1.10
Telecommunication Services	Admiral	$1,000.00	$1,063.54	$1.40
	ETF	1,000.00	1,063.75	1.14
Utilities	Admiral	$1,000.00	$1,019.19	$1.27
	ETF	1,000.00	1,019.58	1.02

Based on hypothetical 5% yearly return
Six months ended August 31, 2007
		Beginning	Ending	Expenses
		Account Value	Account Value	Paid During
Index Fund	Share Class	2/28/2007	8/31/2007	Period[1]
Consumer Discretionary	Admiral	$1,000.00	$1,023.89	$1.33
	ETF	1,000.00	1,024.20	1.02
Consumer Staples	Admiral	$1,000.00	$1,023.95	$1.28
	ETF	1,000.00	1,024.20	1.02
Energy	Admiral	$1,000.00	$1,023.95	$1.28
	ETF	1,000.00	1,024.20	1.02
Financials	Admiral	$1,000.00	$1,023.95	$1.28
	ETF	1,000.00	1,024.20	1.02
Health Care	Admiral	$1,000.00	$1,023.95	$1.28
	ETF	1,000.00	1,024.25	0.97
Industrials	Admiral	$1,000.00	$1,023.95	$1.28
	ETF	1,000.00	1,024.20	1.02
Information Technology	Admiral	$1,000.00	$1,023.95	$1.28
	ETF	1,000.00	1,024.20	1.02
Materials	Admiral	$1,000.00	$1,023.89	$1.33
	ETF	1,000.00	1,024.15	1.07
Telecommunication Services	Admiral	$1,000.00	$1,023.84	$1.38
	ETF	1,000.00	1,024.10	1.12
Utilities	Admiral	$1,000.00	$1,023.95	$1.28
	ETF	1,000.00	1,024.20	1.02

1  The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.26% for the Consumer Discretionary Index Fund Admiral Shares and 0.20% for the ETF Shares; 0.25% for the Consumer Staples Index Fund Admiral Shares and 0.20% for the ETF Shares; 0.25% for the Energy Index Fund Admiral Shares and 0.20% for the ETF Shares; 0.25% for the Financials Index Fund Admiral Shares and 0.20% for the ETF Shares; 0.25% for the Health Care Index Fund Admiral Shares and 0.19% for the ETF Shares; 0.25% for the Industrials Index Fund Admiral Shares and 0.20% for the ETF Shares; 0.25% for the Information Technology Index Fund Admiral Shares and 0.20% for the ETF Shares; 0.26% for the Materials Index Fund Admiral Shares and 0.21% for the ETF Shares; 0.27% for the Telecommunication Services Index Fund Admiral Shares and 0.22% for the ETF Shares; 0.25% for the Utilities Index Fund Admiral Shares and 0.20% for the ETF Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Trustees Approve Advisory Arrangement

The board of trustees of the Vanguard U.S. Sector Index Funds has renewed the funds’ investment advisory arrangement with The Vanguard Group, Inc. Vanguard—through its Quantitative Equity Group—serves as the investment advisor for the funds. The board determined that continuing the funds’ internalized management structure was in the best interests of the funds and their shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the agreement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board considered the quality of the funds’ investment management over both the short and long term, and took into account the organizational depth and stability of the advisor. Vanguard has been managing investments for more than two decades. George U. Sauter, Vanguard managing director and chief investment officer, has been in the investment management business since 1985 and has led the Quantitative Equity Group since 1987. The Quantitative Equity Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance

The board considered the short- and long-term performance of the funds, including any periods of outperformance or underperformance of their target benchmarks and peer groups. The board noted that the funds have performed in line with expectations, and that their results have been consistent with their investment strategies. Information about the funds’ most recent performance can be found in the Performance Summary sections of this report.

Cost

The funds’ expense ratios were far below the average expense ratios charged by funds in their respective peer groups. The funds’ advisory expense ratios were also well below their peer-group averages. Information about the funds’ expense ratios appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements sections.

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board concluded that the funds’ low-cost arrangement with Vanguard ensures that the funds will realize economies of scale as they grow, with the cost to shareholders declining as fund assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund’s beta should be reviewed in conjunction with its R-squared (see definition in the next column). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Yield. A snapshot of a fund’s income from interest and dividends. The yield, expressed as a percentage of the fund’s net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of income provided by securities in the index.

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members’ responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table below shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Chairman of the Board, Chief Executive Officer, and Trustee

John J. Brennan[1]
Born 1954	Principal Occupation(s) During the Past Five Years:
Trustee since May 1987;	Chairman of the Board, Chief Executive Officer,
Chairman of the Board and	and Director/Trustee of The Vanguard Group, Inc.,
Chief Executive Officer	and of each of the investment companies served
147 Vanguard Funds Overseen	by The Vanguard Group.

Independent Trustees

Charles D. Ellis
Born 1937	Principal Occupation(s) During the Past Five Years:
Trustee since January 2001	Applecore Partners (pro bono ventures in education);
147 Vanguard Funds Overseen	Senior Advisor to Greenwich Associates (international
business strategy consulting); Successor Trustee
of Yale University; Overseer of the Stern School of
Business at New York University; Trustee of the
Whitehead Institute for Biomedical Research.

Rajiv L. Gupta
Born 1945	Principal Occupation(s) During the Past Five Years:
Trustee since December 2001[2]	Chairman, President, and Chief Executive Officer
147 Vanguard Funds Overseen	of Rohm and Haas Co. (chemicals); Board Member
of the American Chemistry Council; Director of
Tyco International, Ltd. (diversified manufacturing
and services) since 2005; Trustee of Drexel
University and of the Chemical Heritage
Foundation.

Amy Gutmann
Born 1949	Principal Occupation(s) During the Past Five Years:
Trustee since June 2006	President of the University of Pennsylvania since
147 Vanguard Funds Overseen	2004; Professor in the School of Arts and Sciences,
Annenberg School for Communication, and
Graduate School of Education of the University
of Pennsylvania since 2004; Provost (2001–2004)
and Laurance S. Rockefeller Professor of Politics
and the University Center for Human Values
(1990–2004), Princeton University; Director of
Carnegie Corporation of New York since 2005
and of Schuylkill River Development Corporation
and Greater Philadelphia Chamber of Commerce
since 2004.

JoAnn Heffernan Heisen
Born 1950	Principal Occupation(s) During the Past Five Years:
Trustee since July 1998	Corporate Vice President and Chief Global Diversity
147 Vanguard Funds Overseen	Officer since 2006, Vice President and Chief
Information Officer (1997–2005), and Member of
the Executive Committee of Johnson & Johnson
(pharmaceuticals/consumer products); Director of
the University Medical Center at Princeton and
Women’s Research and Education Institute.

André F. Perold
Born 1952	Principal Occupation(s) During the Past Five Years:
Trustee since December 2004	George Gund Professor of Finance and Banking,
147 Vanguard Funds Overseen	Harvard Business School; Senior Associate Dean,
Director of Faculty Recruiting, and Chair of Finance
Faculty, Harvard Business School; Director and
Chairman of UNX, Inc. (equities trading firm) since
2003; Chair of the Investment Committee of
HighVista Strategies LLC (private investment firm)
since 2005.

Alfred M. Rankin, Jr.
Born 1941	Principal Occupation(s) During the Past Five Years:
Trustee since January 1993	Chairman, President, Chief Executive Officer,
147 Vanguard Funds Overseen	and Director of NACCO Industries, Inc. (forklift
trucks/housewares/lignite); Director of Goodrich
Corporation (industrial products/aircraft systems
and services).

J. Lawrence Wilson
Born 1936	Principal Occupation(s) During the Past Five Years:
Trustee since April 1985	Retired Chairman and Chief Executive Officer
147 Vanguard Funds Overseen	of Rohm and Haas Co. (chemicals); Director
of Cummins Inc. (diesel engines) and
AmerisourceBergen Corp. (pharmaceutical
distribution); Trustee of Vanderbilt University
and of Culver Educational Foundation.

Executive Officers[1]

Thomas J. Higgins
Born 1957	Principal Occupation(s) During the Past Five Years:
Treasurer since July 1998	Principal of The Vanguard Group, Inc.; Treasurer
147 Vanguard Funds Overseen	of each of the investment companies served by
The Vanguard Group.

Heidi Stam
Born 1956	Principal Occupation(s) During the Past Five Years:
Secretary since July 2005	Managing Director of The Vanguard Group, Inc.,
147 Vanguard Funds Overseen	since 2006; General Counsel of The Vanguard
Group since 2005; Secretary of The Vanguard
Group, and of each of the investment companies
served by The Vanguard Group, since 2005;
Principal of The Vanguard Group (1997–2006).

Vanguard Senior Management Team
R. Gregory Barton	Paul A. Heller
Mortimer J. Buckley	F. William McNabb, III	Ralph K. Packard
Kathleen C. Gubanich	Michael S. Miller	George U. Sauter

Founder
John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1  Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.

2  December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

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P. O. Box 2600

Valley Forge, PA 19482-2600

Connect with Vanguard® > www.vanguard.com

Fund Information > 800-662-7447	Vanguard, Admiral, Connect with Vanguard, Vanguard ETF,
and the ship logo are trademarks of The Vanguard Group, Inc.
Direct Investor Account Services > 800-662-2739	All other marks are the exclusive property of their respective owners.

Institutional Investor Services > 800-523-1036
The funds or securities referred to herein are not sponsored,
Text Telephone for People	endorsed, or promoted by MSCI, and MSCI bears no liability
With Hearing Impairment > 800-952-3335	with respect to any such funds or securities. For any such funds or securities, the prospectus or the Statement of Additional
Information contains a more detailed description of the limited relationship MSCI has with The Vanguard Group and any
related funds.
This material may be used in conjunction with
the offering of shares of any Vanguard fund
only if preceded or accompanied by the fund’s	All comparative mutual fund data are from Lipper Inc. or
current prospectus.	Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting our website, www.vanguard.com, and searching for
“proxy voting guidelines,” or by calling Vanguard at 800-662-2739.
They are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30. To get the report, visit either www.vanguard.com or www.sec.gov.

You can review and copy information about your fund at the SEC’s
Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at 202-551-8090. Information about your fund is also available on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request in either of two ways: via e-mail addressed to publicinfo@sec.gov or via regular mail addressed to the Public Reference Section,
Securities and Exchange Commission, Washington, DC 20549-0102.

© 2007 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q4830 102007

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. The following members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts serving on its Audit Committee, and to be independent: Charles D. Ellis, Rajiv L. Gupta, JoAnn Heffernan Heisen, André F. Perold, Alfred M. Rankin, Jr., and J. Lawrence Wilson.

Item 4: Principal Accountant Fees and Services.

(a)	Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended August 31, 2007: $300,000

Fiscal Year Ended August 31, 2006: $272,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended August 31, 2007: $2,835,320

Fiscal Year Ended August 31, 2006: $2,347,620

(b)	Audit-Related Fees.

Fiscal Year Ended August 31, 2007: $630,400

Fiscal Year Ended August 31, 2006: $530,000

Includes fees billed in connection with assurance and related services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(c)	Tax Fees.

Fiscal Year Ended August 31, 2007: $215,900

Fiscal Year Ended August 31, 2006: $101,300

Includes fees billed in connection with tax compliance, planning and advice services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group and related to income and excise taxes.

(d)	All Other Fees.

Fiscal Year Ended August 31, 2007: $0

Fiscal Year Ended August 31, 2006: $0

Includes fees billed for services related to risk management and privacy matters. Services were provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(e)     (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; and (4) other registered investment companies in the Vanguard Group. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; or (4) other registered investment companies in the Vanguard Group.

(2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)     For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g)	Aggregate Non-Audit Fees.

Fiscal Year Ended August 31, 2007: $215,900

Fiscal Year Ended August 31, 2006: $101,300

Includes fees billed for non-audit services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(h)     For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: The Registrant is a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934 (“Exchange Act”). The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Registrant’s audit committee members are: Charles D. Ellis, Rajiv L. Gupta, Amy Gutmann, JoAnn Heffernan Heisen, André F. Perold, Alfred M. Rankin, Jr., and J. Lawrence Wilson.

Item 6: Not Applicable.

Item 7: Not Applicable.

Item 8: Not Applicable.

Item 9: Not Applicable.

Item 10: Not Applicable.

Item 11: Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a)	Code of Ethics.
(b)	Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD WORLD FUNDS
BY:	/s/ HEIDI STAM
(HEIDI STAM) JOHN J. BRENNAN* CHIEF EXECUTIVE OFFICER

Date: October 18, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD WORLD FUNDS
BY:	/s/ HEIDI STAM
(HEIDI STAM) JOHN J. BRENNAN* CHIEF EXECUTIVE OFFICER

Date: October 18, 2007

VANGUARD WORLD FUNDS
BY:	/s/ HEIDI STAM
(HEIDI STAM) THOMAS J. HIGGINS* TREASURER

Date: October 18, 2007

*By Power of Attorney. See File Number 333-145624, filed on August 22, 2007. Incorporated by Reference.